                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05518

                               The RBB Fund, Inc.
               (Exact name of registrant as specified in charter)

                         103 Bellevue Parkway, 4th Floor
                              Wilmington, DE 19809
               (Address of principal executive offices) (Zip code)

                                 Salvatore Faia
                         103 Bellevue Parkway, 4th Floor
                              Wilmington, DE 19809
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:
                                  302-791-2670

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(BEAR STEARNS LOGO)

                  BEAR STEARNS CUFS(R) MLP MORTGAGE PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

                                  ANNUAL REPORT

                                 August 31, 2010

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolio.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                ANNUAL REPORT FOR THE YEAR ENDED AUGUST 31, 2010
                                   (UNAUDITED)

We are pleased to present the Bear Stearns CUFS MLP Mortgage Portfolio ("the Portfolio") annual report covering the period from September 1, 2009 through August 31, 2010. Portfolio performance information, market commentary and our outlook for the period ended August 31, 2010 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:

From September 1, 2009 through August 31, 2010 the Portfolio generated a periodic total return of 10.96% net of expenses. The Portfolio's primary benchmark, the Barclays Capital 1- to 3-month U.S. Treasury Bill Index, returned 0.12% during the same period, while an index tracking 1-month U.S. LIBOR returned 0.27%. The 30-day yield of the Portfolio at the end of the period was 3.55%, compared to a yield of 0.13% for the Portfolio's benchmark and 0.26% for 1-month LIBOR.

While the recession was officially declared to have ended as of June 2009, the last twelve months will not be remembered as the period of strong economic recovery that might have been expected to follow the deepest post-war recession in U.S. history. Economists debated in the latter part of 2009 whether investors should expect a traditional "V-shaped" recovery, or whether "U" or even "L-shaped" might be better descriptions. The period began with tentative signs of economic strength, but that was in comparison to the weak periods that preceded and was driven mostly by inventory rebuilding and pent-up demand that resulted from the pull-back in consumer and corporate spending during the recession. As the period wore on, it became clearer that tentative levels of private payroll growth as well as an unforeseeable end to the weakness in domestic housing markets would constrain the path of economic recovery. So while many government stimulus programs, including the Federal Reserve's mortgage purchase program, were winding down in early 2010, the discourse regarding future economic policy changed dramatically during the period. In early 2010, investors and policy makers were debating the timing and pace of the reversal of accommodative policy tools. By mid-year, however, investors witnessed a dramatic shift in expectations regarding the global economic recovery. Concerns regarding Greek debt quickly spread to general concerns about European sovereign debt and the continued need for global deleveraging. Macroeconomic data in the U.S deteriorated over the summer, leading to concern that the global economy might experience a "double dip" recession. As a result, the period ended with growing speculation that policymakers might need to use additional tools at their disposal to help stimulate growth.

Despite the economic uncertainty, the last twelve months have generally been very favorable for mortgage-backed securities (MBS) markets and for the holdings of the Portfolio. While concerns lingered that the completion of the Federal Reserve's $1.25 trillion agency MBS purchase program in March would leave the market without sustainable support, the sector in fact performed quite well even without Fed participation. With many homeowners faced with weak credit and mortgages in excess of their home values, mortgage refinancing remained relatively light compared to the historically low levels of interest rates. This not only resulted in lower levels of mortgage issuance, but also allowed the existing universe of agency mortgage securities to appreciate in price as investors gained comfort from lower levels of prepayment risk.

Non-agency MBS generally benefitted from a strong rebound in prices during the period, though valuations are in many cases still well below their issuance levels. While ongoing housing market concerns continue to weigh on the sector, investors recognize that some of the more draconian potential outcomes for these securities may be avoided and this has allowed for significant price appreciation. Also contributing to performance in that sector was government support through the Public-Private Investment Program as well as broad-based buying from investors looking to take advantage of the distressed nature of the sector.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
          ANNUAL REPORT FOR THE YEAR ENDED AUGUST 31, 2010 (CONCLUDED)
                                   (UNAUDITED)

PORTFOLIO POSITIONING:

In April, the Portfolio was closed to new investments to allow the Board of Directors of The RBB Fund, Inc., in conjunction with shareholders, to explore various options regarding the future of the Portfolio. The Portfolio continues to be invested primarily in a combination of agency-backed and private label mortgage securities, although there have been no significant additions to the holdings of mortgage securities since April. Income and principal payments that have accrued in the Portfolio in recent months have been invested in short-term instruments, resulting in Treasury Bill holdings totaling 16.4% of the Portfolio as of August 31, 2010. In addition to cash reinvestment, active portfolio hedging continues to be employed in the management of the Portfolio.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO

                                PERFORMANCE DATA
                                 AUGUST 31, 2010
                                   (UNAUDITED)

PERFORMANCE

The Portfolio's total return from inception on December 19, 2006 through August 31, 2010 was 0.11%, net of all fees and expenses. The Portfolio's benchmark, the Barclays Capital U.S. Treasury Bills 1-3 Month Index(2), returned 1.86% for the same period.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
     BEAR STEARNS CUFS(R) MLP MORTGAGE PORTFOLIO VS. BARCLAY'S CAPITAL U.S.
                         TREASURY BILLS 1-3 MONTH INDEX

             Barclay's 1-3 month   LIBOR 1 month   Bear Stearns CUFS
                T-bill Index          index           Insitutional
             -------------------   -------------   -----------------
12/19/2006            10000             10000              10000
     7-Feb          10122.5           10105.3            10133.5
     7-Aug          10385.4           10381.3            10309.7
     8-Feb          10576.9           10645.2            10520.4
     8-Aug          10669.3           10791.8             9818.4
     9-Feb          10710.9           10905.5             7842.1
     9-Aug          10722.7           10930.6             9050.8
    10-Feb          10727.2           10943.8            9701.61
    10-Aug          10735.2           10960.3            10042.4

The chart assumes a hypothetical $10,000 initial investment in the Portfolio made on December 19, 2006 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is an actively managed mutual fund while the Barclays Capital U.S. Treasury Bills 1-3 Month Index is unmanaged, does not incur expenses and is not available for investment.

                       TOTAL RETURNS AS OF AUGUST 31, 2010

                                                                    Average Annual
                                                                     Total Returns
                                                                         Since
                                                           1 Year     Inception*
                                                           ------   --------------
Bear Stearns CUFS(R) MLP Mortgage Portfolio(1)             10.96%         0.11%
Barclay's Capital U.S. Treasury Bills 1-3 Month Index(2)    0.12%         1.86%
1-Month LIBOR(3)                                            0.27%         2.50%

PERFORMANCE QUOTED IS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED ABOVE. CALL CUFS(R) AT 1-800-519-CUFS (2837) FOR RETURNS CURRENT TO THE MOST RECENT MONTH-END. THE PORTFOLIO'S GROSS AND NET ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS IS 0.88%. THE PERFORMANCE DATA REFLECTS FEE WAIVERS AND EXPENSE REIMBURSEMENTS. THE RETURNS WOULD HAVE BEEN LOWER IF THESE WAIVERS AND EXPENSE REIMBURSEMENTS WERE NOT IN EFFECT.

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

----------
*    The inception date of the Portfolio was December 19, 2006.

(1)  Net of fees and expenses.

(2) The Barclay's Capital U.S. Treasury Bills 1-3 Month Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. It is not possible to invest directly in an index.

(3) The 1-Month LIBOR is a constant maturity index of the London Interbank Offering Rate established to reflect the total return of the 1-Month LIBOR rate. Source: Merrill Lynch.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                              FUND EXPENSE EXAMPLE
                                   (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 that was invested at the beginning of the period from March 1, 2010 through August 31, 2010, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

                                 BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING
                                      MARCH 1, 2010           AUGUST 31, 2010           PERIOD*
                                 -----------------------   --------------------   --------------------
Actual                                  $1,000.00                $1,035.10               $4.46
Hypothetical
   (5% return before expenses)           1,000.00                 1,020.76                4.44

----------
* Expenses are equal to the Portfolio's annualized six-month expense ratio of 0.87%, which includes waived fees or reimbursed expenses, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio's ending account value on the first line is based on the actual six-month total return of 3.51%.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2010
                                   (UNAUDITED)

                                               % OF NET
SECURITY TYPE/INDUSTRY CLASSIFICATION             ASSETS         VALUE
-------------------------------------          ---------   ------------
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES      43.9%    $ 53,607,058
COLLATERALIZED MORTGAGE OBLIGATIONS               26.8       32,741,703
SHORT TERM OBLIGATIONS                            16.4       19,996,111
MORTGAGE DERIVATIVES                              10.2       12,449,403
U.S. TREASURY OBLIGATIONS                          0.3          400,844
OTHER ASSETS IN EXCESS OF LIABILITIES              2.4        2,870,802
                                                 -----     ------------
NET ASSETS                                       100.0%    $122,065,921
                                                 =====     ============

     Portfolio holdings are subject to change at any time.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2010

                                        MOODY'S/     PAR        MARKET
                                        S&P (b)    (000'S)      VALUE
                                        --------   -------   ------------
GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES--43.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION--19.9%
   5.000% 05/01/18                      Aaa/AAA    $ 1,102   $  1,180,279
   5.000% 09/01/19                      Aaa/AAA      1,613      1,727,588
   5.000% 09/01/20                      Aaa/AAA      2,045      2,187,230
   4.500% 11/01/20                      Aaa/AAA        983      1,051,108
   4.500% 06/01/21                      Aaa/AAA      1,595      1,701,057
   4.500% 12/01/21                      Aaa/AAA      1,426      1,523,946
   4.500% 08/01/22                      Aaa/AAA      2,764      2,948,158
   4.500% 08/01/22                      Aaa/AAA      2,167      2,316,593
   5.882% 08/01/36 (a)                  Aaa/AAA      3,509      3,696,991
   5.970% 09/01/36 (a)                  Aaa/AAA      1,625      1,721,406
   5.779% 11/01/36 (a)                  Aaa/AAA      1,487      1,570,854
   5.812% 08/01/37 (a)                  Aaa/AAA      2,549      2,713,775
                                                             ------------
                                                               24,338,985
                                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--24.0%
   5.000% 06/01/18                      Aaa/AAA      1,718      1,828,191
   5.000% 02/01/19                      Aaa/AAA      1,743      1,854,809
   5.000% 04/01/19                      Aaa/AAA      1,076      1,152,150
   5.000% 07/01/19                      Aaa/AAA      1,368      1,474,096
   4.500% 03/01/20                      Aaa/AAA      2,866      3,064,759
   5.000% 04/01/21                      Aaa/AAA      1,494      1,593,325
   2.003% 12/01/34 (a)                  Aaa/AAA      3,274      3,396,100
   5.988% 10/01/36 (a)                  Aaa/AAA      1,189      1,259,103
   6.044% 10/01/36 (a)                  Aaa/AAA        549        580,778
   5.500% 12/01/36                      Aaa/AAA        353        378,323
   5.658% 12/01/36 (a)                  Aaa/AAA        731        774,139
   5.499% 09/01/37 (a)                  Aaa/AAA      1,912      2,028,226
   4.500% 04/01/40                      Aaa/AAA      9,400      9,884,074
                                                             ------------
                                                               29,268,073
                                                             ------------
TOTAL GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES
   (COST $51,683,428)................                          53,607,058
                                                             ------------
MORTGAGE DERIVATIVES--10.2%
FANNIE MAE (IO)--6.8%
   4.500% 12/01/18                      Aaa/AAA      4,864        537,675
   4.500% 01/01/19                      Aaa/AAA      4,805        529,691
   4.500% 03/01/20                      Aaa/AAA      1,694        159,572
   4.500% 03/01/20                      Aaa/AAA      1,755        167,999
   5.500% 05/25/23                      Aaa/AAA      1,403        182,785
   5.500% 12/25/24                      Aaa/AAA      4,607        439,815
   5.500% 07/25/28                      Aaa/AAA      2,258          8,961
   5.500% 10/25/31                      Aaa/AAA     11,674        811,977
   7.586% 04/25/32 (a)                  Aaa/AAA      2,415        414,638
   6.786% 09/25/32 (a)                  Aaa/AAA      3,536        336,883
   5.000% 10/01/33                      Aaa/AAA      6,937        956,338
   5.000% 12/01/33                      Aaa/AAA      1,364        200,313
   5.000% 12/01/33 (a)                  Aaa/AAA      2,295        329,988
   5.000% 08/01/34                      Aaa/AAA      2,305        356,472
   5.500% 04/01/36                      Aaa/AAA      4,618        615,880
   5.500% 04/01/36                      Aaa/AAA      7,331        942,516
   7.036% 08/25/36 (a)                  Aaa/AAA      3,794        497,302
   5.000% 10/01/36                      Aaa/AAA      5,604        803,906
                                                             ------------
                                                                8,292,711
                                                             ------------

                                        MOODY'S/     PAR        MARKET
                                          S&P      (000'S)       VALUE
                                        --------   -------   ------------
MORTGAGE DERIVATIVES--(CONTINUED)
FANNIE MAE (PO)--0.3%
   5.500% 06/25/36                      Aaa/AAA    $   437   $    418,852
                                                             ------------
FREDDIE MAC (IO)--1.7%
   5.500% 07/15/16                      Aaa/AAA        951         12,214
   6.886% 02/25/32 (a)                  Aaa/AAA      3,978        392,104
   6.209% 06/15/36 (a)                  Aaa/AAA      2,410        388,630
   6.304% 09/15/36 (a)                  Aaa/AAA      4,530        643,054
   6.374% 11/15/36 (a)                  Aaa/AAA      4,450        634,453
                                                             ------------
                                                                2,070,455
                                                             ------------
FREDDIE MAC (PO)--0.7%
   4.000% 09/15/35                      Aaa/AAA        488        462,767
   5.896% 09/15/36                      Aaa/AAA        357        349,950
                                                             ------------
                                                                  812,717
                                                             ------------
NON-AGENCY (IO)--0.7%
   CWALT Series 2006-43CB (b)
      6.000% 02/25/37                   Cc /CCC      5,113        854,668
                                                             ------------
TOTAL MORTGAGE DERIVATIVES
   (COST $13,940,689)................                          12,449,403
                                                             ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS--26.8%
   Banc of America Mortgage
      Securities, Inc.
      Series 2005-H (a) (b)
      4.019% 09/25/35                    Bbb/B       2,000      1,566,194
   Banc of America Mortgage
      Securities, Inc.
      Series 2006-B (a) (b)
      4.265% 10/20/46                    C /CCC      2,600      1,479,195
   Banc of America Mortgage
      Securities, Inc. Series
      2007-3 (b)
      6.000% 09/25/37                   Cc /CCC      3,700      3,299,894
   Citigroup Mortgage Loan
      Trust, Inc. Series 2007-AR8 (a)
      5.809% 07/25/37                   Caa3/CC      3,312      2,422,184
   Countrywide Asset-Backed
      Certificates Series 2004-AB2 (a)
      0.864% 05/25/36                    Baa3/B-       500         83,166
   Countrywide Home Loan
      Mortgage Pass-Through
      Trust Series 2003-3 (a) (b)
      0.764% 04/25/18                   Aaa/AAA        271        266,270
   Countrywide Home Loan
      Mortgage Pass-Through
      Trust Series 2007-HY1 (a) (b)
      5.551% 04/25/37                     C /CC      1,880        354,851
   CWALT Series 2006-43CB (b)
      6.000% 02/25/37                     C /CC        707        546,313
   CWALT Series 2006-HY13 (a) (b)
      5.784% 02/25/37                     C /CC      9,159      1,153,301
   CWALT Series 2006-J2
      6.000% 04/25/36                   Caa1/CC      5,357      4,387,426
   CWALT Series 2007-2CB
      5.750% 03/25/37                     C /CC      3,789        779,104

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2010

                                        MOODY'S/     PAR        MARKET
                                         S&P (b)   (000'S)      VALUE
                                        --------   -------   ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS--(CONTINUED)
   CWALT Series 2007-J2 (b)
      6.000% 07/25/37                    Caa1/C    $ 1,455   $  1,156,718
   Fannie Mae REMICS
      Series 2005-25 (a)
      0.614% 04/25/35                   Aaa/AAA      1,740      1,734,934
   Fannie Mae REMICS
      Series 2006-61
      6.000% 10/25/30                   Aaa/AAA      1,091      1,102,870
   First Horizon Asset
      Securities, Inc.
      Series 2006-AR1 (a) (b)
      5.641% 05/25/36                    Cc/CCC      2,772        686,186
   Freddie Mac REMICS
      Series 2752 (a)
      0.626% 12/15/30                   Aaa/AAA        441        440,623
   Freddie Mac REMICS
      Series 2995 (a)
      0.676% 06/15/35                   Aaa/AAA        587        585,946
   JPMorgan Mortgage Trust
      Series 2005-A4 (a) (c)
      5.159% 07/25/35                   Ba1/AAA        722        683,177
   JPMorgan Mortgage Trust
      Series 2005-A6 (a)(b)(c)
      3.148% 08/25/35                    Aa /B+        560        486,733
   Residential Asset Securitiation
      Trust Series 2007-A5
      6.000% 05/25/37                   Caa2/CCC     1,208        963,883
   Residential Funding
      Mortgage Securities I
      Series 2006-SA4 (a)
      6.069% 11/25/36                   Caa3/CCC     4,774      3,618,106
   Residential Funding
      Mortgage Securities I
      Series 2007-SA2 (a)
      5.625% 04/25/37                      C/D       1,452         60,058
   Washington Mutual, Inc.
      Series 2007-HY3 (a) (b)
      5.255% 03/25/37                     C/CCC      1,640        106,851
   Washington Mutual, Inc.
      Series 2007-HY4 (a) (b)
      5.361% 04/25/37                     C/CCC      3,064      2,332,734
   Wells Fargo Mortgage
      Backed Securities Trust
      Series 2007-10 (b)
      6.250% 07/25/37                    B2/CCC      2,619      2,444,986
                                                             ------------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $57,256,679)................                          32,741,703
                                                             ------------

                                                     PAR        MARKET
                                                   (000'S)       VALUE
                                                   -------   ------------
U.S. TREASURY OBLIGATIONS--0.3%
U.S. TREASURY NOTE--0.3%
   U.S. Treasury Notes (e)
      1.500% 10/31/10                              $   400   $    400,844
                                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST $400,230)...................                             400,844
                                                             ------------
SHORT TERM OBLIGATIONS--16.4%
U.S. TREASURY BILL--16.4%
   U.S. Treasury Bill (d)
      0.140% 10/21/10                               20,000     19,996,111
                                                             ------------
TOTAL SHORT TERM OBLIGATIONS
   (COST $19,996,111) ...............                          19,996,111
                                                             ------------
TOTAL INVESTMENTS--97.6%
   (Cost $143,277,137)...............                         119,195,119
                                                             ------------
OTHER ASSETS IN EXCESS
   OF LIABILITIES (f)--2.4%..........                           2,870,802
                                                             ------------
NET ASSETS--100.0% ..................                        $122,065,921
                                                             ============

----------
CWALT Countrywide Alternative Loan Trust

IO    Interest Only

PO   Principal Only

(a) Adjustable rate security. Interest rate varies due to interest rate fluctuations, or, in the case of certain asset-backed securities, interest payment shortfalls.

(b) Where Moody's or S&P rating is not available, Fitch rating is substituted, if available. (Unaudited)

(c) Security was purchased prior to the Portfolio's affiliation with JPMorgan Chase & Co.

(d)  Rate represents the yield at the time of purchase.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2010

(e) All or a portion of the security held as collateral for the following Futures contracts open at August 31, 2010:

 NUMBER                                                         VALUE         VALUE        UNREALIZED
   OF                                           EXPIRATION     AT TRADE         AT         APPRECIATION
CONTRACTS                     TYPE                 MONTH         DATE       08/31/2010   (DEPRECIATION)*
----------         --------------------------   ----------   -----------   -----------   ---------------
Long Positions:
    73             U.S. Treasury 5 Year Note      12/2010    $ 8,751,582   $ 8,783,383      $ 31,801
   127             U.S. Treasury 10 Year Note     12/2010     15,909,602    15,954,375        44,773
Short Positions:
   54              U.S. Treasury 2 Year Note      12/2010     11,836,848    11,833,594        (3,254)
                                                                                            --------
                                                                                            $ 73,320
                                                                                            ========

(f) Assets in excess of other liabilities include interest rate swaps as follows:

                                NOTIONAL
                  TERMINATION    AMOUNT    FIXED      FLOATING       VALUE AT       UNREALIZED
COUNTERPARTY         DATE         (000)     RATE        RATE        08/31/2010   (DEPRECIATION)*
------------      -----------   --------   -----   -------------   -----------   ---------------
Deutsche Bank**    09/17/2013    $20,000   4.520%  3 MONTH LIBOR   $(2,524,957)    $(2,524,957)
                                                                   ===========     ===========

*    Primary risk exposure is interest rate contracts.

**   Portfolio pays the fixed rate and receives the floating rate.

The following is a summary of the inputs used, as of August 31, 2010, in valuing the Portfolio's investments carried at market value (See Note 1 in the Notes to Financial Statements):

                                      TOTAL MARKET                LEVEL 2        LEVEL 3
                                       VALUE AS OF   LEVEL 1    SIGNIFICANT   SIGNIFICANT
                                       AUGUST 31,     QUOTED    OBSERVABLE    UNOBSERVABLE
                                          2010        PRICE       INPUTS         INPUTS
                                      ------------   -------   ------------   ------------
GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES                         $ 53,607,058   $    --   $ 53,607,058        $--
MORTGAGE DERIVATIVES                    12,449,403        --     12,449,403         --
COLLATERALIZED MORTGAGE OBLIGATIONS     32,741,703        --     32,741,703         --
SHORT TERM OBLIGATIONS                  19,996,111        --     19,996,111         --
U.S. TREASURY OBLIGATIONS                  400,844        --        400,844         --
ASSET DERIVATIVES
    INTEREST RATE CONTRACTS*                76,574    76,574             --         --
                                      ------------   -------   ------------        ---
TOTAL ASSETS                          $119,271,693   $76,574   $119,195,119        $--
                                      ============   =======   ============        ===

                               TOTAL MARKET               LEVEL 2        LEVEL 3
                                 VALUE AT     LEVEL 1   SIGNIFICANT    SIGNIFICANT
                                AUGUST 31,     QUOTED    OBSERVABLE   UNOBSERVABLE
                                   2010        PRICE       INPUTS        INPUTS
                              -------------   -------   -----------   ------------
LIABILITY DERIVATIVES
   INTEREST RATE CONTRACTS*    $(2,528,211)   $(3,254)  $(2,524,957)       $--
                               -----------    -------   -----------        ---
TOTAL LIABILITIES              $(2,528,211)   $(3,254)  $(2,524,957)       $--
                               ===========    =======   ===========        ===

*    Interest rate contracts include open futures contracts and swap contracts.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2010

ASSETS
   Investments, at value+ ................................................   $119,195,119
   Cash and cash equivalents .............................................      2,197,937
   Segregated cash .......................................................      2,250,000
   Receivables
      Dividends and interest .............................................        538,839
      Investments sold ...................................................        845,027
      Variation margin due from broker ...................................         62,773
   Prepaid expenses and other assets .....................................          5,536
                                                                             ------------
         Total assets ....................................................    125,095,231
                                                                             ------------
LIABILITIES
   Unrealized depreciation on swap agreements* ...........................      2,524,957
   Payables
      Distributions to shareholders ......................................        368,214
      Investment adviser .................................................         49,698
   Other accrued expenses and liabilities ................................         86,441
                                                                             ------------
         Total liabilities ...............................................      3,029,310
                                                                             ------------
   Net Assets ............................................................   $122,065,921
                                                                             ============
NET ASSETS CONSIST OF:
   Par value .............................................................   $     15,085
   Paid-in capital .......................................................    150,314,189
   Distributions in excess of net investment income ......................        (14,785)
   Accumulated net realized loss from investments, futures transactions,
      TBA sales commitments, swap agreements and purchased options .......     (1,714,913)
   Net unrealized depreciation from investments, futures transactions and
      swap agreements ....................................................    (26,533,655)
                                                                             ------------
      Net Assets .........................................................   $122,065,921
                                                                             ============
   Shares outstanding ($0.001 par value, 100,000,000 shares authorized) ..     15,085,138
                                                                             ------------
   Net asset value, offering and redemption price per share ..............   $       8.09
                                                                             ============
   +  Investment in securities, at cost ..................................   $143,277,137
                                                                             ============

----------
*    Primary risk exposure is interest rate contracts.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2010
                                   (UNAUDITED)

INVESTMENT INCOME
   Interest ..............................................................   $ 5,284,316
                                                                             -----------
      Total investment income ............................................     5,284,316
                                                                             -----------
EXPENSES
   Advisory fees .........................................................       575,008
   Administration and accounting fees ....................................       184,029
   Audit fees ............................................................        58,249
   Transfer agent fees ...................................................        47,110
   Legal fees ............................................................        43,322
   Custodian fees ........................................................        29,353
   Printing and shareholder reporting fees ...............................        23,569
   Registration and filing fees ..........................................        21,628
   Directors' and officers' fees .........................................        17,777
   Insurance .............................................................        15,154
   Other expenses ........................................................        15,321
                                                                             -----------
      Total expenses before waivers ......................................     1,030,520
      Less: waivers ......................................................       (96,834)
                                                                             -----------
      Net expenses after waivers .........................................       933,686
                                                                             -----------
   Net investment income .................................................     4,350,630
                                                                             -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS, FUTURES
   TRANSACTIONS, TBA SALE COMMITMENTS, SWAP AGREEMENTS AND PURCHASED
   OPTIONS
NET REALIZED GAIN/(LOSS) FROM:
      Investments ........................................................       913,384
      Futures* ...........................................................     1,983,732
      TBA sale commitments ...............................................      (201,133)
      Swap agreements* ...................................................      (831,926)
      Purchased options* .................................................       (43,404)
                                                                             -----------
   Total realized gain/(loss) from investments, futures transactions, TBA
      sale commitments, swap agreements and purchased options ............     1,820,653
                                                                             -----------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ........................................................     6,829,364
      Futures* ...........................................................      (122,431)
      TBA sale commitments ...............................................        42,653
      Swap agreements* ...................................................      (516,060)
                                                                             -----------
   Total net changes in unrealized appreciation/(depreciation) on investments, futures transactions, TBA sale commitments and swap
      agreements .........................................................     6,233,526
                                                                             -----------
   Net realized and unrealized gain/(loss) on investments, futures transactions, TBA sale commitments, swap agreements and purchased
      options ............................................................     8,054,179
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................   $12,404,809
                                                                             ===========

----------
*    Primary risk exposure is interest rate contracts.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR      FOR THE YEAR
                                                               ENDED             ENDED
                                                          AUGUST 31, 2010   AUGUST 31, 2009
                                                          ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ..............................    $  4,350,630      $  7,936,487
   Net realized gain/(loss) from investments,
      futures transactions, TBA sale commitments,
      swap agreements and purchased options ...........       1,820,653          (524,929)
   Net change in unrealized appreciation/(depreciation)
      from investments, futures transactions,
      TBA sale commitments and swap agreements ........       6,233,526       (18,004,673)
                                                           ------------      ------------
Net increase/(decrease) in net assets resulting
   from operations ....................................      12,404,809       (10,593,115)
                                                           ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................      (6,097,351)       (7,602,997)
                                                           ------------      ------------
Net decrease in net assets from dividends and
   distributions to shareholders ......................      (6,097,351)       (7,602,997)
                                                           ------------      ------------
CAPITAL TRANSACTIONS:
   Reinvestment of distributions ......................       1,318,552         2,748,132
                                                           ------------      ------------
Net increase in net assets from capital transactions ..       1,318,552         2,748,132
                                                           ------------      ------------
   Total increase/(decrease) in net assets ............       7,626,010       (15,447,980)
NET ASSETS:
   Beginning of year ..................................     114,439,911       129,887,891
                                                           ------------      ------------
   End of year ........................................    $122,065,921      $114,439,911
                                                           ============      ============
   Undistributed/(overdistributed) net investment
      income, end of year .............................    $    (14,785)     $    384,783
                                                           ============      ============
SHARE TRANSACTIONS:
   Shares reinvested ..................................         165,888           374,570
                                                           ============      ============
   Total share transactions ...........................         165,888           374,570
                                                           ============      ============

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                               FOR THE YEAR       FOR THE YEAR     FOR THE YEAR        FOR THE PERIOD
                                                   ENDED             ENDED             ENDED        DECEMBER 19, 2006* TO
                                              AUGUST 31, 2010   AUGUST 31, 2009   AUGUST 31, 2008      AUGUST 31, 2007
                                              ---------------   ---------------   ---------------   ---------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ......      $   7.67           $   8.93         $   9.92            $  10.00
                                                 --------           --------         --------            --------
Net investment income .....................          0.29               0.54             0.54                0.38
Net realized and unrealized gain/
   (loss) on investments, futures
   transactions, TBA sale commitments,
   swap agreements and options ............          0.54              (1.28)           (0.98)              (0.08)
                                                 --------           --------         --------            --------
Net increase/(decrease) in net
   assets resulting from operations .......          0.83              (0.74)           (0.44)               0.30
                                                 --------           --------         --------            --------
Dividends to shareholders from:
Net investment income .....................         (0.41)             (0.52)           (0.55)              (0.38)
Net realized capital gains ................            --                 --               --                  --
                                                 --------           --------         --------            --------
Net asset value, end of period ............      $   8.09           $   7.67         $   8.93            $   9.92
                                                 ========           ========         ========            ========
Total investment return(1) ................         10.96%             (7.82)%          (4.76)%              3.10%
                                                 ========           ========         ========            ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) ........................      $122,066           $114,440         $129,888            $161,278
Ratio of expenses to average net assets
   with waivers and expense
   reimbursements (excluding
   interest expense) ......................          0.78%              0.60%            0.60%               0.60%(2)
Ratio of expenses to average net assets
   with waivers and expense
   reimbursements (including
   interest expense) ......................          0.78%              0.60%            0.60%               0.78%(2)
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements (including interest
   expense) ...............................          0.86%              0.88%            0.80%               0.95%(2)
Ratio of net investment income to
   average net assets .....................          3.63%              7.30%            5.56%               5.58%(2)
Portfolio turnover rate(3) ................        180.05%            410.52%          190.88%             259.47%

----------
*    Commencement of operations.

(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)  Annualized.

(3) The portfolio turnover rate excluding TBA transactions (see Note 1 in Notes to the Financial Statements) is 42.09% for the year ended August 31, 2010, 35.58% for the year ended August 31, 2009, 32.83% for the year ended August 31, 2008 and 125.15% for the period December 19, 2006 to August 31, 2007, respectively.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has eighteen active investment portfolios, including the Bear Stearns CUFS(R) MLP Mortgage Portfolio (the "Portfolio"), which commenced investment operations on December 19, 2006.

     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

     On April 5, 2010, the Board of Directors of the Company (the "Board") approved a plan of liquidation and termination providing for the liquidation of the Portfolio on or about April 30, 2010 (the "Liquidation"). Effective April 6, 2010, new account requests and purchase orders for the Portfolio's shares were no longer permissible and daily dividends were sus-pended. Subsequently, at the unanimous request of the shareholders of the Portfolio, the Board postponed indefinitely the Liquidation of the Portfolio while other options with regards to the Portfolio are explored. Daily dividends have resumed; however, the Portfolio remains closed to new investments.

     In the event that a shareholder of the Portfolio requests a redemption of all or any portion of the shares in the Portfolio held by it, the Board has approved the liquidation of the Portfolio within no more than seven (7) days after the date of such redemption request in order not to disadvantage the Portfolio's remaining shareholders.

     As of period end and through the date of issuance of the financial statements, no requests for redemptions have been received.

     PORTFOLIO VALUATION -- The Portfolio's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. These fixed income securities are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities, and the potential material variation may be greater for those securities valued using fundamental analysis. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies, if held, are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If price quotes are unavailable or deemed unreliable, securities will be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     The inputs and valuation techniques used to measure fair value of the Portfolio's investments are summarized into three levels as described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's investments as of August 31, 2010 is included in the Portfolio of Investments.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and these differences could be significant.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Portfolio records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Portfolio estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Portfolio's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-date for the Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles in the United States of America.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Portfolio's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     CASH AND CASH EQUIVALENTS -- The Portfolio considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Portfolio expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

     MORTGAGE-RELATED SECURITIES -- The Portfolio may invest in mortgage pass-through securities and multiple-class pass-through securities, such as collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates as well as other securities collateralized by or representing a direct or indirect interest in mortgage-related securities or mortgage loans. The Portfolio may also invest in certain stripped mortgage-backed securities. Some of these securities may contain "embedded leverage" which can make them more sensitive to small movements in interest rates.

     The types of mortgage-related securities in which the Portfolio may invest include: mortgage pass-through securities, including CMOs and REMICs, which may or may not be U.S. Government guaranteed, privately issued mortgage-related securities, stripped mortgage-backed securities, including interest only ("IO") or principal only ("PO") class securities, and floating rate and inverse floating rate securities. Stripped mortgage-backed securities represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Payments received for IOs and POs are used to reduce the cost of the security. Payments in excess of cost are recognized as interest income on the Statement of Operations based on a security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in IO securities. For PO securities, accelerated payments of principal will cause a faster than anticipated return of the initial investment resulting in an increased yield to maturity for the security. The market value of these securities is highly sensitive to changes in interest rates.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

     The Portfolio is subject to risks associated with securities with contractual cash flows including mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including some securities that are backed by sub-prime mortgages. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. A significant portion of the Portfolio's investments are comprised of mortgage related securities, including some securities that are backed by sub-prime mortgages.

     TBA COMMITMENTS -- The Portfolio may purchase securities on a to-be-announced ("TBA") basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that their value at delivery may be more or less than the trade date purchase price. Although the Portfolio may purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate.

     MORTGAGE DOLLAR ROLLS - During the period ended August 31, 2010, the Portfolio entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate and terms. The Portfolio may execute a "roll" to obtain better underlying mortgage securities or to increase yield. The Portfolio accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Portfolio may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

     FINANCIAL FUTURES CONTRACTS -- The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may enter into futures contracts to hedge against changes in interest rates and securities prices, or to otherwise manage its term structure, sector selections and duration. Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Portfolio recognizes a realized gain or loss when the contract is closed.

     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. For the year ended August 31, 2010, the Portfolio's average volume of futures contracts is 177 for long position contracts and 80 for short position contracts.

     OPTIONS CONTRACTS -- The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may write covered call and put options on futures, or securities it owns or in which it may invest. Writing put options tends to increase the Portfolio's exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future or security transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, has no control over whether the underlying future or security may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the future or security underlying the written option. The Portfolio may not be able to enter into a closing transaction because of an illiquid market.

     The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future or security transaction to determine the realized gain or loss. During the fiscal year ended August 31, 2010, the Portfolio purchased put options with contracts and cost of 150 and $43,404, respectively.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

     SWAP AGREEMENTS -- The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from independent market makers and the change, if any, is recorded as unrealized gain or loss in the statement of operations. Net payments of interest are recorded as realized gain or loss. Cash in the amount of $2,250,000 held as collateral for swap agreements is classified as segregated cash on the Portfolio's Statement of Assets and Liabilities.

     The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap contracts, option contracts, and TBA securities.

     The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Portfolio's ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Portfolio. For open swap contracts, see the Portfolio of Investments, which is also indicative of activity for the year ended August 31, 2010.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed-upon date and price. The seller will be required on a daily basis to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfolio's custodian or a third party sub-custodian.

2. INVESTMENT ADVISER AND OTHER SERVICES

     Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). For its services, the Adviser is paid a monthly fee at the annual rate of 0.48% of the Portfolio's average daily net assets. Through December 31, 2009, BSAM was voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Portfolio's total annual portfolio operating expenses excluding interest expense to 0.60% of the Portfolio's average daily net assets. For the year ended August 31, 2010, investment advisory fees were $575,008, of which $96,834 was waived by the Adviser. As of January 1, 2010, BSAM terminated its voluntary fee waivers and expense reimbursements.

     BNY Mellon Investment Servicing (US) Inc., ("BNY Mellon") formerly known as PNC Global Investment Servicing (U.S.) Inc., serves as administrator for the Portfolio. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio's average daily net assets, subject to certain minimum monthly fees.

     Included in the administration and accounting fees, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

     For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio's average daily net assets, subject to certain minimum monthly fees.

     PFPC Trust Company ("PFPC Trust") is a member of BNY Mellon and provides certain custodial services to the Portfolio. PFPC Trust is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio's average daily net assets, subject to certain minimum monthly fees.

     BNY Mellon Distributors Inc. formerly known as PFPC Distributors Inc., serves as the principal underwriter and distributor of the Portfolio's shares pursuant to a Distribution Agreement with RBB.

     The Portfolio will not pay BNY Mellon or BNY Mellon's affiliates at a later time for any amounts waived or any amounts assumed.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

3. DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Portfolio during the fiscal year ended August 31, 2010 was $18,297. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Portfolio or the Company.

4. INVESTMENT IN SECURITIES

     For the year ended August 31, 2010, aggregate purchases and sales of investment securities (excluding short-term investments and including TBA securities) of the Portfolio were as follows:

                                                        PURCHASES        SALES
                                                      ------------   ------------
Investments in U.S. Government Securities .........   $234,949,344   $265,849,937
Investments in Non-U.S. Government Securities .....             --     14,829,019

5. CAPITAL STOCK TRANSACTIONS

     As of August 31, 2010, the Portfolio had individual shareholder accounts, which individually amounted to more than 10% of the total shares outstanding of the Portfolio as detailed below.

% OF SHARES   NUMBER OF
OUTSTANDING    ACCOUNTS
-----------   ---------
    100%          5

     Significant shareholder transactions, if any, may impact the Portfolio's performance.

6. FEDERAL INCOME TAX INFORMATION

     Management has analyzed the Portfolio's tax positions taken on federal income tax returns for all open tax years (August 31, 2007 - 2010) and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. The Portfolio's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     As of August 31, 2010, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio were as follows:

FEDERAL TAX     UNREALIZED     UNREALIZED    NET UNREALIZED
    COST       APPRECIATION   DEPRECIATION    DEPRECIATION
------------   ------------   ------------   --------------
$143,277,137    $3,860,360    $(27,942,378)   $(24,082,018)

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     The following permanent differences as of August 31, 2010, attributable to swap and paydown adjustments, were reclassified to the following accounts:

    UNDISTRIBUTED
  (OVERDISTRIBUTED)       ACCUMULATED NET
NET INVESTMENT INCOME   REALIZED GAIN (LOSS)
---------------------   --------------------
      $1,347,153            $(1,347,153)

     As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

 UNDISTRIBUTED     UNDISTRIBUTED
ORDINARY INCOME   LONG-TERM GAINS
---------------   ---------------
    $353,429            $--

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2010

     The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income dividends for federal tax purposes.

     The federal income tax character of dividends and distributions paid during the last two fiscal years were as follows:

                          AUGUST 31, 2010   AUGUST 31, 2009
                          ---------------   ---------------
Ordinary income              $6,097,351        $7,602,997
Long-term capital gains              --                --

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     As of August 31, 2010, the Portfolio had a capital loss carryforward of $1,382,809 available to offset future capital gains. The capital loss carryforward will expire in 2015 $483,278, 2016 $832,226 and 2018 $67,305 if not
utilized by future capital gains.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2010, the Portfolio deferred post-October capital losses of $258,784.

7. NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

8. SUBSEQUENT EVENT

     Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued, and has determined that there were no subsequent events.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The RBB Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bear Stearns CUFS MLP Mortgage Portfolio, a separately managed portfolio of The RBB Fund, Inc., (the "Fund") at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and broker, provide a reasonable basis for our opinion. The financial highlights for the period December 19, 2006 (commencement of operations) through August 31, 2007 were audited by other independent accountants whose report dated October 21, 2007 expressed an unqualified opinion on those financial statements containing those financial highlights.


(PRICEWATERHOUSECOOPERS LLP)

Philadelphia, Pennsylvania
October 22, 2010

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                OTHER INFORMATION
                                   (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Bear Stearns CUFS(R) MLP Mortgage Portfolio at (800) 519-CUFS (2837) and oN the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act, the Board, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the renewal of and approval of the investment advisory agreement between BSAM and the Company (the "Advisory Agreement") on behalf of the Portfolio, at a meeting of the Board held on May 6, 2010. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by BSAM with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made through-out the year, and the discussions during the meeting and throughout the year. Among other things, the Directors considered (i) the nature, extent, and quality of BSAM's services provided to the Portfolio; (ii) descriptions of the experience and qualifications of BSAM's personnel providing those services;
(iii) BSAM's investment philosophies and processes; (iv) BSAM's assets under management and client descriptions; (v) BSAM's trade allocation policies; (vi) BSAM's current advisory fee arrangement with the Company and other similarly managed clients; (vii) BSAM's compliance procedures; (viii) BSAM's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report comparing the performance of the Portfolio to the performance of its benchmark; (xi) the recent unanimous request of the shareholders of the Portfolio that the Portfolio not be liquidated; and
(xii) the fact that the Portfolio was expected to no longer be part of the Company in the near future.

     After reviewing the information, the Directors concluded that the investment advisory fees paid by the Portfolio were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2011.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The federal income tax character of distributions paid during the year ended August 31, 2010 was as follows:

Ordinary income           $6,097,351
Long-term capital gains           --

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2011.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequence of their investment in the Fund.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                 FUND MANAGEMENT
                                   (UNAUDITED)

MANAGEMENT OF THE COMPANY

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes information about the Directors and is available without charge, upon request, by calling 1-800-519-CUFS (2837) ext. 9.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                       POSITION(S)   TERM OF OFFICE                                           FUND COMPLEX          OTHER
NAME, ADDRESS,             HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY       DIRECTORSHIPS
AND DATE OF BIRTH       WITH FUND    TIME SERVED (1)           DURING PAST 5 YEARS             DIRECTOR*       HELD BY DIRECTOR
--------------------   -----------   ---------------   -----------------------------------   -------------   -------------------
                                                     DISINTERESTED DIRECTORS

Nicholas A. Giordano   Director      2006 to present   Consultant, financial services             18         Kalmar Pooled
103 Bellevue Parkway                                   organizations from 1997 to                            Investment Trust;
Wilmington, DE 19809                                   present.                                              (registered invest-
DOB: 3/43                                                                                                    ment company) WT
                                                                                                             Mutual Fund;
                                                                                                             (registered
                                                                                                             investment company)
                                                                                                             Independence Blue
                                                                                                             Cross; IntriCon
                                                                                                             Corporation (body
                                                                                                             worn device
                                                                                                             company)

Francis J. McKay       Director      1988 to present   Retired; Executive Vice President          18                 None
103 Bellevue Parkway                                   and Chief Operating Officer, Fox
Wilmington, DE 19809                                   Chase Cancer Center (biomedical
DOB: 12/35                                             research and medical care)
                                                       (1981-2004).

Arnold M. Reichman     Chairman      2005 to present   Director, Gabelli Group Capital            18                 None
103 Bellevue Parkway                                   Partners, L.P. (an investment
Wilmington, DE 19809   Director      1991 to present   partner-ship) from 2000 to 2006.
DOB: 5/48

Marvin E. Sternberg    Director      1991 to present   Since 1974, Chairman, Director and         18         MTI Holding Group,
103 Bellevue Parkway                                   President, MTI Holding Group, Inc.                    Inc. (formerly
Wilmington, DE 19809                                   (formerly known as Moyco                              known as Moyco
DOB: 3/34                                              Technologies, Inc.) (manufacturer                     Technologies, Inc.)
                                                       of dental products and precision
                                                       coated and industrial abrasives).

Robert A. Straniere    Director      2006 to present   Since 2009, Administrative Law             18         Reich and Tang
103 Bellevue Parkway                                   Judge, New York City; Founding                        Group (asset man-
Wilmington, DE 19809                                   Partner, Straniere Law Firm (1980                     agement); The
DOB: 3/41                                              to date); Partner, Gotham                             SPARX Asia Funds
                                                       Strategies (consulting firm) (2005                    Group (registered
                                                       to 2008); Partner, The Gotham                         investment
                                                       Global Group (consulting firm)                        company)
                                                       (2005 to 2008); President, The New                    (until 2009)
                                                       York City Hot Dog Company (2005 to
                                                       present); Partner, Kanter-Davidoff
                                                       (law firm) (2006 to 2007).

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                       POSITION(S)   TERM OF OFFICE                                           FUND COMPLEX          OTHER
NAME, ADDRESS,             HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY       DIRECTORSHIPS
AND DATE OF BIRTH       WITH FUND    TIME SERVED (1)           DURING PAST 5 YEARS             DIRECTOR*       HELD BY DIRECTOR
--------------------   -----------   ---------------   -----------------------------------   -------------   -------------------
                                                    INTERESTED DIRECTORS (2)

Julian A. Brodsky      Director      1988 to present   Since 1969, Director and Vice              18         Comcast
103 Bellevue Parkway                                   Chairman, Comcast Corporation                         Corporation;
Wilmington, DE 19809                                   (cable television and                                 AMDOCS Limited
DOB: 7/33                                              communications).                                      (service provider
                                                                                                             to
                                                                                                             telecommunications
                                                                                                             companies)

Robert Sablowsky       Director      1991 to present   Since July 2002, Senior Director           18         Kensington Funds
103 Bellevue Parkway                                   and prior thereto, Executive Vice                     (registered invest-
Wilmington, DE 19809                                   President of Oppenheimer & Co.,                       ment company)
DOB: 4/38                                              Inc., formerly Fahnestock & Co.,                      (until 2009)
                                                       Inc. (a registered broker-dealer).

J. Richard Carnall     Director      2002 to present   Director of Haydon Bolts, Inc.             18         Cornerstone Bank
103 Bellevue Parkway                                   (bolt manufacturer) and Parkway
Wilmington, DE 19809                                   Real Estate Company (subsidiary of
DOB: 9/38                                              Haydon Bolts, Inc.) since 1984; and
                                                       Director of Cornerstone Bank since
                                                       March 2004.

                                 BEAR STEARNS CUFS(R) MLP
                                    MORTGAGE PORTFOLIO
                                FUND MANAGEMENT (CONCLUDED)
                                        (UNAUDITED)

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                       POSITION(S)   TERM OF OFFICE                                           FUND COMPLEX          OTHER
NAME, ADDRESS,             HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY       DIRECTORSHIPS
AND DATE OF BIRTH       WITH FUND    TIME SERVED (1)           DURING PAST 5 YEARS             DIRECTOR*       HELD BY DIRECTOR
--------------------   -----------   ---------------   -----------------------------------   -------------   -------------------
                                                              OFFICERS

Salvatore Faia,        President     President June    President, Vigilant Compliance             N/A               N/A
Esquire, CPA           and Chief     2009 to present   2009 Services since 2004; Senior
Vigilant Compliance    Compliance    and Chief         Legal Counsel, PNC Global
Services               Officer       Compliance        Investment Servicing (U.S.), Inc.
Brandywine Two                       Officer 2004      from 2002 to 2004; and Director
5 Christy Drive,                     to present        of Energy Income Partnership since
Suite 209 Chadds                                       2005.
Ford, PA 19317
DOB: 12/62


Joel Weiss             Treasurer     June 2009 to      Since 1993 Vice President and              N/A               N/A
103 Bellevue Parkway                 present           Managing Director, BNY Mellon
Wilmington, DE 19809                                   Investment Servicing (US) Inc.
DOB: 1/63                                              (formerly PNC Global Investment
                                                       Servicing (U.S.) Inc.) (financial
                                                       services company)


Jennifer Rogers        Secretary     2007 to present   Since 2005, Vice President and             N/A               N/A
301 Bellevue Parkway                                   Counsel, BNY Mellon Investment
Wilmington, DE 19809                                   Servicing (US) Inc. (formerly PNC
DOB: 7/74                                              Global Investment Servicing (U.S.),
                                                       Inc. (financial services company);
                                                       Associate, Stradley, Ronon, Stevens
                                                       & Young, LLC (law firm) from 1999
                                                       to 2005.

James G. Shaw          Assistant     2005 to present   Since 1995, Vice President of BNY          N/A               N/A
103 Bellevue Parkway   Treasurer                       Mellon Investment Servicing (US)
Wilmington, DE 19809                                   Inc. (formerly PNC Global
DOB: 10/60                                             Investment Servicing (U.S.) Inc.
                                                       (financial services company)

Michael P. Malloy      Assistant     1999 to present   Since 1993, Partner, Drinker Biddle        N/A               N/A
One Logan Square,      Secretary                       & Reath LLP (law firm)
Suite 2000
Philadelphia, PA
19103-6996
DOB: 7/59

* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the Investment Company Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. (JPMorgan Chase) The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc ("PNC). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company's Money Market Portfolio. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                 PRIVACY NOTICE

     THE BEAR STEARNS CUFS(R) MLP MORTGAGE PORTFOLIO of The RBB Fund, Inc. (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

     In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Portfolio.

     We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

     If you have any questions or comments about our privacy practices, please call us at 866-414-2837.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO

                               INVESTMENT ADVISER
                          Bear Stearns Asset Management
                         c/o JP Morgan Asset Management
                                 245 Park Avenue
                               New York, NY 10167

                                  ADMINISTRATOR
                    BNY Mellon Investment Servicing (US) Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                                 TRANSFER AGENT
                    BNY Mellon Investment Servicing (US) Inc.
                                101 Sabin Street
                               Pawtucket, RI 02860

                              PRINCIPAL UNDERWRITER
                          BNY Mellon Distributors Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                                    CUSTODIAN
                               PFPC Trust Company
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                         Two Commerce Square, Suite 1700
                               2001 Market Street
                             Philadelphia, PA 19103

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                          One Logan Square, Suite 2000
                           Philadelphia, PA 19103-6996

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 PRIVACY NOTICE
                                   (UNAUDITED)

The RBB Fund, Inc. MONEY MARKET PORTFOLIO (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Portfolio.

We restrict access to your personal account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 430-9618.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management f e es, distribution fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2010 through August 31, 2010 and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees that may be incurred by shareholders of other funds. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                MONEY MARKET PORTFOLIO - BEDFORD CLASS
                                           -----------------------------------------------
                                             BEGINNING          ENDING       EXPENSES PAID
                                           ACCOUNT VALUE    ACCOUNT VALUE       DURING
                                           MARCH 1, 2010   AUGUST 31, 2010      PERIOD*
                                           -------------   ---------------   -------------
Actual                                       $1,000.00        $1,000.30          $1.36
Hypothetical (5% return before expenses)      1,000.00         1,023.83           1.38

                                             MONEY MARKET PORTFOLIO - SANSOM STREET CLASS
                                           -----------------------------------------------
                                             BEGINNING          ENDING       EXPENSES PAID
                                           ACCOUNT VALUE    ACCOUNT VALUE       DURING
                                           MARCH 1, 2010   AUGUST 31, 2010      PERIOD*
                                           -------------   ---------------   -------------
Actual                                       $1,000.00        $1,000.50          $1.21
Hypothetical (5% return before expenses)      1,000.00         1,023.98           1.23

* Expenses are equal to the Portfolio's annualized six month expense ratio of 0.27% for the Bedford Class shares and 0.24% for the Sansom Street Class shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days
     (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio's ending account value on the first line in each table is based on the actual six-month total return of 0.03% for the Bedford Class shares and 0.05% for the Sansom Street Class shares.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2010
                                   (UNAUDITED)

                        SECURITY                          % OF NET
                          TYPE                            ASSETS        VALUE
-------------------------------------------------------   --------   ------------
Short Term Investments:
   Commercial Paper ...................................     34.1%    $215,527,940
   Certificates of Deposit ............................     24.5      154,420,334
   U.S. Treasury Obligations ..........................     15.8       99,716,188
   Agency Obligations .................................     14.4       90,822,708
   Repurchase Agreement ...............................      6.8       43,142,000
   Municipal Bonds ....................................      4.1       25,640,000
   Variable Rate Obligations ..........................      1.3        7,900,000
   Master Note ........................................      0.6        4,000,000
Liabilities in Excess of Other Assets .................     (1.6)      (9,891,205)
                                                           -----     ------------
NET ASSETS ............................................    100.0%    $631,277,965
                                                           =====     ============

Portfolio holdings are subject to change at any time.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2010

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
CERTIFICATES OF DEPOSIT--24.5%
DOMESTIC CERTIFICATES OF DEPOSIT--0.9%
State Street Bank & Trust Co.
   0.390%, 02/10/11 ...................................   $ 5,500   $  5,500,000
                                                                    ------------
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--23.6%(A)
Abbey National Treasury Services PLC,
   Connecticut(b)
   0.292%, 11/17/10 ...................................     5,000      5,000,000
Banco Bilbao Vizcaya Argentaria S.A.,
   New York(b)
   0.380%, 12/13/10 ...................................     2,000      2,000,000
Bank of Montreal, Chicago(b)
   0.312%, 08/29/11 ...................................     4,500      4,500,000
Bank of Nova Scotia, Houston
   0.470%, 09/07/10 ...................................     5,000      5,000,000
Bank of Nova Scotia, New York
   0.390%, 10/15/10 ...................................     5,000      4,999,970
Barclays Bank PLC, New York
   0.420%, 02/18/11 ...................................     5,500      5,500,000
BNP Paribas SA, New York
   0.576%, 10/15/10(b) ................................     5,000      5,000,000
   0.600%, 11/01/10 ...................................     7,000      7,000,000
Canadian Imperial Bank of Commerce, New York(b)
   0.420%, 01/31/11 ...................................     4,000      4,000,000
Credit Agricole Corp. & Investment Bank, New York(b)
   0.588%, 10/12/10 ...................................     5,000      5,000,000
Dexia Credit Local, GTD, New York(b)(d)
   1.625%, 09/17/10 ...................................     6,000      6,000,000
KBC Bank NV, New York
   0.610%, 12/01/10 ...................................     6,000      6,000,303
Lloyds TSB Bank PLC, New York
   0.615%, 02/11/11 ...................................     6,000      6,000,000
Nordea Bank Finland PLC, New York
   0.390%, 10/15/10 ...................................     5,000      5,000,000
Rabobank Nederland NV, New York
   0.295%, 01/10/11(b) ................................     3,000      3,000,000
   0.279%, 01/13/11(b) ................................     4,500      4,500,000
   0.570%, 01/18/11 ...................................     4,000      4,000,000
Royal Bank of Canada, New York(b)
   0.272%, 11/17/10 ...................................     7,000      7,000,000
Royal Bank of Scotland PLC, Connecticut
   0.500%, 10/28/10 ...................................     5,000      5,000,000
   0.510%, 02/24/11 ...................................     8,000      8,000,000

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
CERTIFICATES OF DEPOSIT--(CONTINUED)
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--(CONTINUED)
Societe Generale, New York
   0.570%, 10/18/10 ...................................   $ 7,000   $  7,000,000
   0.460%, 10/27/10 ...................................     4,000      4,000,031
Svenska Handelsbanken, New York
   0.425%, 10/25/10 ...................................     4,000      4,000,030
Toronto Dominion Bank, New York(b)
   0.300%, 11/05/10 ...................................     4,500      4,500,000
   0.303%, 02/04/11 ...................................     2,000      2,000,000
UBS AG, Stamford
   0.590%, 11/18/10 ...................................     7,000      7,000,000
Unicredit SPA, New York
   0.525%, 09/10/10 ...................................     5,000      5,000,000
   0.680%, 11/10/10 ...................................     6,000      6,000,000
Westpac Banking Corp., New York(b)
   0.317%, 10/19/10 ...................................     3,220      3,220,000
   0.325%, 10/21/10 ...................................     3,700      3,700,000
                                                                    ------------
                                                                     148,920,334
                                                                    ------------
      TOTAL CERTIFICATES OF DEPOSIT
         (Cost $154,420,334) ..........................              154,420,334
                                                                    ------------
COMMERCIAL PAPER--34.1%
ASSET BACKED--21.3%(E)
Antalis US Funding Corp.
   0.460%, 10/25/10 ...................................    10,000      9,993,100
   0.390%, 11/17/10 ...................................    10,000      9,991,658
CAFCO LLC
   0.490%, 10/14/10 ...................................     5,000      4,997,074
   0.370%, 11/02/10 ...................................     6,000      5,996,177
Cancara Asset Securitisation LLC
   0.470%, 10/20/10 ...................................     2,000      1,998,721
   0.380%, 11/03/10 ...................................     5,000      4,996,675
Clipper Receivables Co. LLC
   0.500%, 09/14/10 ...................................     5,000      4,999,097
   0.440%, 02/15/11 ...................................     4,000      3,991,836
CRC Funding LLC
   0.500%, 10/05/10 ...................................    10,000      9,995,278
Fairway Finance Co. LLC
   0.500%, 09/02/10 ...................................     2,586      2,585,964
Falcon Asset Securitization Co.
   0.460%, 09/03/10 ...................................    10,000      9,999,744
Grampian Funding LLC
   0.450%, 09/20/10 ...................................     6,000      5,998,575
   0.470%, 10/22/10 ...................................     7,000      6,995,339

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2010

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
COMMERCIAL PAPER--(CONTINUED)
ASSET BACKED--(CONTINUED)
Jupiter Securitization Co. LLC
   0.460%, 09/01/10 ...................................   $ 1,500   $  1,500,000
Nieuw Amsterdam Receivables Corp.
   0.520%, 10/15/10 ...................................    12,000     11,992,373
Old Line Funding LLC
   0.480%, 09/15/10 ...................................    10,000      9,998,133
Romulus Funding Corp.
   0.430%, 09/08/10 ...................................       930        929,922
   0.420%, 10/01/10 ...................................     4,000      3,998,600
Scaldis Capital LLC
   0.350%, 11/12/10 ...................................     8,000      7,994,400
Straight-A Funding LLC
   0.370%, 10/01/10 ...................................     5,000      4,998,458
Sydney Capital Corp.
   0.680%, 09/16/10 ...................................     2,500      2,499,292
   0.570%, 10/26/10 ...................................     3,000      2,997,388
Variable Funding Capital Co. LLC
   0.380%, 09/03/10 ...................................     5,000      4,999,894
                                                                    ------------
                                                                     134,447,698
BANKS--12.8% ..........................................             ------------
BNP Paribas Finance, Inc.(e)
   0.420%, 03/01/11 ...................................     4,000      3,991,553
BNZ International Funding, Ltd.(b)
   0.383%, 02/04/11 ...................................     4,500      4,500,194
BPCE SA(e)
   0.350%, 10/18/10 ...................................    10,000      9,995,431
Danske Corp.(e)
   0.380%, 11/12/10 ...................................    19,000     18,985,560
   0.360%, 11/12/10 ...................................     5,671      5,666,917
DnB NOR BANK ASA(e)
   0.500%, 09/13/10 ...................................    10,000      9,998,333
JPMorgan Chase & Co.(e)
   0.280%, 09/01/10 ...................................     5,000      5,000,000
Nordea Bank AB, Inc.(e)
   0.499%, 09/15/10 ...................................     4,000      3,999,223
Societe Generale North America, Inc.(e)
   0.520%, 10/15/10 ...................................     7,000      6,995,551
State Street Corp.(e)
   0.480%, 09/28/10 ...................................     7,000      6,997,480

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
COMMERCIAL PAPER--(CONTINUED)
BANKS--(CONTINUED)
Westpac Trust Securities New Zealand
   LTD(b)
   0.413%, 11/05/10 ...................................   $ 4,950   $  4,950,000
                                                                    ------------
                                                                      81,080,242
                                                                    ------------
      TOTAL COMMERCIAL PAPER
         (Cost $215,527,940) ..........................              215,527,940
                                                                    ------------
MUNICIPAL BONDS--4.1%
California Housing Finance Agency
   Revenue, Series A, RB (LOC: Fannie
   Mae, Freddie Mac)(b)(d)
   0.280%, 09/07/10 ...................................     3,800      3,800,000
Connecticut State, Health & Educational
   Facilities Authority Revenue, New
   Haven Hospital, Series K-2, RB (LOC:
   JPMorgan Chase Bank)(b)(d)
   0.240%, 09/07/10 ...................................     5,800      5,800,000
Harris County Texas, Municipal
   Securities Trust Receipts, Class A,
   RB (LOC: Societe Generale)(b)(d)
   0.300%, 09/07/10 ...................................     3,695      3,695,000
Massachusetts Bay Transportation
   Authority, General Transportation
   System, RB (SBPA: Dexia Credit
   Local)(b)(d)
   0.300%, 09/07/10 ...................................     4,000      4,000,000
New York City, Industrial Development
   Agency Civic Facility Revenue, New York
   Law School Project, Series A, RB
   (LOC: JPMorgan Chase Bank)(b)(d)
   0.250%, 09/07/10 ...................................     4,445      4,445,000
Texas State, Veterans Housing
   Assessment Project, Series A-2, GO
   (Liquidity Facility: JPMorgan Chase
   & Co.)(b)(d)
   0.250%, 09/07/10 ...................................     3,900      3,900,000
      TOTAL MUNICIPAL BONDS ...........................             ------------
         (Cost $25,640,000) ...........................               25,640,000
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2010

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
VARIABLE RATE OBLIGATIONS--1.3%
BANKS--1.3%
Commonwealth Bank of Australia,
   MTN(b)(c)
   0.508%, 11/22/10 ...................................   $ 3,000   $  3,000,000
Rabobank Nederland NV(b)(c)(d)
   1.781%, 10/07/10 ...................................     4,900      4,900,000
                                                                    ------------
                                                                       7,900,000
                                                                    ------------
      TOTAL VARIABLE RATE OBLIGATIONS
         (Cost $7,900,000) ............................                7,900,000
AGENCY OBLIGATIONS--14.4% .............................             ------------
Fannie Mae
   0.245%, 09/01/10(e) ................................     5,000      5,000,000
   0.180%, 09/20/10(e) ................................    10,250     10,249,026
   0.300%, 09/22/10(e) ................................     3,000      2,999,475
   0.252%, 09/27/10(b) ................................     6,500      6,497,532
   0.290%, 11/10/10(e) ................................     4,300      4,297,575
Federal Home Loan Bank(b)
   0.481%, 10/08/10 ...................................     3,100      3,099,906
   0.473%, 10/06/11 ...................................     7,000      6,996,882
Freddie Mac
   0.516%, 09/03/10(b) ................................     2,865      2,864,997
   0.270%, 09/07/10(e) ................................    10,000      9,999,550
   0.346%, 02/14/11(b) ................................    12,825     12,824,082
   0.593%, 04/01/11(b) ................................     5,000      5,002,933
   0.315%, 05/05/11(b) ................................    10,000      9,997,966
   0.210%, 12/29/11(b) ................................     5,000      4,996,652
   0.275%, 04/03/12(b) ................................     6,000      5,996,132
                                                                    ------------
      TOTAL AGENCY OBLIGATIONS
         (Cost $90,822,708) ...........................               90,822,708
                                                                    ------------
U.S. TREASURY OBLIGATIONS--15.8%
U.S. Treasury Bills(e)
   0.232%, 09/30/10 ...................................     6,000      5,998,881
   0.240%, 09/30/10 ...................................     6,605      6,603,723
   0.223%, 10/21/10 ...................................    14,750     14,745,442
   0.236%, 10/28/10 ...................................    13,000     12,995,142
   0.220%, 11/12/10 ...................................     5,000      4,997,800
   0.212%, 11/26/10 ...................................     4,000      3,997,974
   0.200%, 01/27/11 ...................................     7,000      6,994,244
   0.188%, 02/24/11 ...................................     6,000      5,994,500

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
U.S. TREASURY OBLIGATIONS--(CONTINUED)
U.S. Treasury Notes
   0.875%, 01/31/11 ...................................   $ 7,000   $  7,018,126
   0.875%, 02/28/11 ...................................    10,000     10,029,772
   4.500%, 02/28/11 ...................................     6,500      6,637,311
   0.875%, 03/31/11 ...................................     8,500      8,531,042
   4.875%, 05/31/11 ...................................     5,000      5,172,231
                                                                    ------------
      TOTAL U.S. TREASURY OBLIGATIONS
         (Cost $99,716,188) ...........................               99,716,188
                                                                    ------------
MASTER NOTE--0.6%
Bank of America Securities LLC(b)(d)
   0.380%, 09/01/10 ...................................     4,000      4,000,000
                                                                    ------------
      TOTAL MASTER NOTE
         (Cost $4,000,000) ............................                4,000,000
                                                                    ------------
REPURCHASE AGREEMENT--6.8%
Deutsche Bank Securities Inc. (Tri-Party Agreement
   dated 08/31/10 to be repurchased at $43,142,288,
   collateralized by $43,362,000 par value, Federal
   National Mortgage Association Structured Note and
   Federal Home Loan Mortgage Corp. Structured Notes,
   0.00% to 3.50%, due 06/01/12 to 07/07/25, Fair Value
   of the collateral is $44,005,098) 0.240%,
   09/01/10 ...........................................    43,142     43,142,000
                                                                    ------------
      TOTAL REPURCHASE AGREEMENT
         (Cost $43,142,000) ...........................               43,142,000
                                                                    ------------
TOTAL INVESTMENTS AT VALUE--101.6%
   (Cost $641,169,170)* ...............................              641,169,170
                                                                    ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(1.6)% ...............................               (9,891,205)
                                                                    ------------
NET ASSETS (APPLICABLE TO
   593,558,108 BEDFORD SHARES
   AND 37,708,068 SANSOM
   STREET SHARES )--100.0% ............................             $631,277,965
                                                                    ============

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2010

* Aggregate cost is the same for financial reporting and Federal tax purposes.

(a)  Issuer is a U.S. branch of a foreign domiciled bank.

(b)  Variable Rate Security. Rate shown is as of report date.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of August 31, 2010, these securities amounted to $7,900,000 or 1.3% of net assets. These securities have been determined by the Adviser to be liquid securities.

(d) Rate shown is as of report date and the date shown is date on which principal and accrued interest may be recovered through demand.

(e)  Rate disclosed represents the discount rate at the time of purchase.

GO   General Obligation
LOC  Letter of Credit
MTN  Medium Term Note
RB   Revenue Bond
SBPA Standby Bond Purchase Agreement

The following is a summary of the inputs used, as of August 31, 2010, in valuing the Portfolio's investments carried at value (See Note 1 in Notes to Financial Statements):

                                                            LEVEL 2        LEVEL 3
                                  TOTAL        LEVEL 1    SIGNIFICANT    SIGNIFICANT
                                VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                             AUGUST 31, 2010    PRICE        INPUTS        INPUTS
                             ---------------   -------   ------------   ------------
Investments in Securities*     $641,169,170      $--     $641,169,170        $--
                               ============      ===     ============        ===

* Please refer to the Schedule of Investments for industry and security type breakouts.

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2010

ASSETS
   Investments, at value (Cost $598,027,170) ...............................   $598,027,170
   Repurchase agreement, at value (Cost $43,142,000) .......................     43,142,000
   Cash ....................................................................        190,248
   Receivables
      Interest receivable ..................................................        230,817
   Prepaid expenses and other assets .......................................         26,562
                                                                               ------------
         Total assets ......................................................    641,616,797
                                                                               ------------
LIABILITIES
   Payables
      Investments purchased ................................................      9,999,004
      Distribution to shareholders .........................................          5,522
      Investment advisory and administration fees ..........................         47,556
      Distribution fees ....................................................         35,739
      Professional fees ....................................................         32,719
      Custodian fees .......................................................         11,214
      Directors' and officers' fees ........................................          8,769
      Transfer agent fees ..................................................          6,620
      Regulatory administration fees .......................................          3,465
      Service organization fees (Sansom Street Class) ......................          1,722
   Other accrued expenses and liabilities ..................................        186,502
                                                                               ------------
         Total liabilities .................................................     10,338,832
                                                                               ------------
         Net Assets ........................................................   $631,277,965
                                                                               ============
NET ASSETS CONSIST OF
   Par Value ...............................................................   $    631,266
   Paid-in Capital .........................................................    630,634,886
   Undistributed net investment income .....................................         11,813
                                                                               ------------
   Net Assets ..............................................................   $631,277,965
                                                                               ============
BEDFORD CLASS
   Net assets ..............................................................   $593,569,902
                                                                               ------------
   Shares outstanding ($0.001 par value, 1,500,000,000 shares authorized) ..    593,558,108
                                                                               ------------
   Net asset value, offering and redemption price per share ................   $       1.00
                                                                               ============
SANSOM STREET CLASS
   Net assets ..............................................................   $ 37,708,063
                                                                               ------------
   Shares outstanding ($0.001 par value, 1,500,000,000 shares authorized) ..     37,708,068
                                                                               ------------
   Net asset value, offering and redemption price per share ................   $       1.00
                                                                               ============

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2010

INVESTMENT INCOME
   Interest ................................................................   $ 2,032,264
                                                                               -----------
      Total investment income ..............................................     2,032,264
                                                                               -----------
EXPENSES
   Distribution fees (Bedford Class) (1) ...................................     3,746,040
   Investment advisory and administration fees .............................     2,539,060
   Printing and shareholder reporting fees .................................       226,118
   Custodian fees ..........................................................       118,858
   Professional fees .......................................................       111,216
   Directors' and officers' fees ...........................................        81,486
   Regulatory administration fees ..........................................        56,790
   Transfer agent fees .....................................................        55,429
   Insurance fees ..........................................................        44,890
   Registration and filing fees ............................................        42,278
   Temporary Guarantee Program Participation fees(2) .......................         6,879
   Other expenses ..........................................................        19,115
                                                                               -----------
      Total expenses before waivers ........................................     7,048,159
      Less: Advisory and Administration waivers ............................    (1,795,569)
      Distribution fee waivers .............................................    (3,383,880)
                                                                               -----------
   Net expenses after waivers ..............................................     1,868,710
                                                                               -----------
   Net investment income ...................................................       163,554
                                                                               -----------
   Net realized gain from investments ......................................        11,771
                                                                               -----------
                                                                               $   175,325
                                                                               ===========

(1)  See Note 2 in Notes to Financial Statements

(2)  See Note 5 in Notes to Financial Statements

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FOR THE           FOR THE
                                                                      YEAR ENDED        YEAR ENDED
                                                                   AUGUST 31, 2010   AUGUST 31, 2009
                                                                   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income ....................................    $     163,554    $    3,032,624
      Net realized gain from investments .......................           11,771            52,978
                                                                    -------------    --------------
Net increase in net assets resulting from operations ...........          175,325         3,085,602
                                                                    -------------    --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income:
      Bedford Class ............................................         (190,149)       (2,706,207)
      Sansom Street Class ......................................          (40,344)         (326,417)
                                                                    -------------    --------------
Net decrease in net assets from dividends to shareholders ......         (230,493)       (3,032,624)
                                                                    -------------    --------------
CAPITAL TRANSACTIONS (AT $1.00 PER SHARE):
   Proceeds from shares sold:
      Bedford Class ............................................      811,191,644     1,083,664,728
      Sansom Street Class ......................................      126,322,590       163,775,264
   Shares issued on reinvestment of distributions:
      Bedford Class ............................................          185,482         2,689,574
      Sansom Street Class ......................................              597            40,581
   Shares repurchased:
      Bedford Class ............................................     (762,949,046)     (860,595,942)
      Sansom Street Class ......................................     (121,108,751)     (160,072,689)
                                                                    -------------    --------------
Net increase in net assets derived from capital transactions ...       53,642,516       229,501,516
                                                                    -------------    --------------
Total increase in net assets ...................................       53,587,348       229,554,494
NET ASSETS:
      Beginning of year ........................................      577,690,617       348,136,123
                                                                    -------------    --------------
      End of year ..............................................    $ 631,277,965    $  577,690,617
                                                                    =============    ==============
Undistributed net investment income, end of year ...............    $      11,813    $       66,958
                                                                    =============    ==============
SHARE TRANSACTIONS:
   Shares sold
      Bedford Class ............................................      806,442,244     1,083,664,728
      Sansom Street Class ......................................      126,322,590       163,775,264
   Shares reinvested
      Bedford Class ............................................          185,482         2,689,574
      Sansom Street Class ......................................              597            40,581
   Shares repurchased
      Bedford Class ............................................     (758,199,646)     (860,595,942)
      Sansom Street Class ......................................     (121,108,751)     (160,072,689)
                                                                    -------------    --------------
Total Share Activity ...........................................       53,642,516       229,501,516
                                                                    =============    ==============

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                           THE BEDFORD CLASS
                                                       --------------------------------------------------------
                                                        FOR THE     FOR THE     FOR THE     FOR THE    FOR THE
                                                         YEAR        YEAR        YEAR        YEAR        YEAR
                                                         ENDED       ENDED       ENDED       ENDED       ENDED
                                                        AUGUST      AUGUST      AUGUST      AUGUST      AUGUST
                                                       31, 2010    31, 2009    31, 2008    31, 2007    31, 2006
                                                       --------    --------    --------    --------    --------
Net asset value, beginning of year ..................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                       --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income ............................    0.0003      0.0074      0.0307      0.0447      0.0388
   Net gains (losses) on securities .................        --(b)       --(b)       --(b)       --(b)       --(b)
                                                       --------    --------    --------    --------    --------
      Total net income from investment operations ...    0.0003      0.0074      0.0307      0.0447      0.0388
                                                       --------    --------    --------    --------    --------
Less dividends and distributions:
   Dividends (from net investment income) ...........   (0.0003)    (0.0074)    (0.0307)    (0.0447)    (0.0388)
                                                       --------    --------    --------    --------    --------
Net asset value, end of year ........................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                       ========    ========    ========    ========    ========
   Total Return .....................................      0.03%       0.74%       3.12%       4.56%       3.95%
Ratios/Supplemental Data
   Net assets, end of year (000's omitted) ..........  $593,570    $545,194    $319,387    $218,914    $150,657
   Ratios of expenses to average net assets(a) ......      0.31%       0.69%       0.90%       0.90%       0.85%
   Ratios of net investment income to average
      net assets ....................................      0.02%       0.65%       2.94%       4.47%       3.81%

(a) Without the waiver of advisory fees, distribution fees, and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.18%, 1.24%, 1.23%, 1.29% and 1.34% for the years ended August 31, 2010, 2009, 2008, 2007 and 2006 respectively.

(b)  Amount is less than $0.00005 per share.

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                              THE SANSOM STREET CLASS
                                               -----------------------------------------------------------------------------------
                                                    FOR THE         FOR THE          FOR THE          FOR THE          FOR THE
                                                     YEAR             YEAR             YEAR             YEAR             YEAR
                                                     ENDED           ENDED            ENDED             ENDED           ENDED
                                               AUGUST 31, 2010  AUGUST 31, 2009  AUGUST 31, 2008  AUGUST 31, 2007  AUGUST 31, 2006
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year...........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                 --------         --------         --------         --------         --------
Income from investment operations:
   Net investment income.....................      0.0010           0.0121           0.0365           0.0502           0.0434
   Net gains (losses) on securities..........          --(b)            --(b)            --(b)            --(b)            --(b)
                                                 --------         --------         --------         --------         --------
      Total net income from investment
         operations..........................      0.0010           0.0121           0.0365           0.0502           0.0434
                                                 --------         --------         --------         --------         --------
Less dividends and distributions:
   Dividends (from net investment income)....     (0.0010)         (0.0121)         (0.0365)         (0.0502)         (0.0434)
                                                 --------         --------         --------         --------         --------
Net asset value, end of year.................    $   1.00         $   1.00         $   1.00         $  1.00          $   1.00
                                                 ========         ========         ========         =======          ========
   Total Return..............................        0.10%            1.21%            3.71%            5.14%            4.42%
Ratios/Supplemental Data
   Net assets, end of year (000's omitted)...    $ 37,708         $ 32,496         $ 28,749         $ 15,352         $  15,525
   Ratios of expenses to average net
      assets(a)..............................        0.24%            0.25%            0.31%            0.35%            0.26%
   Ratios of net investment income to average
      net assets.............................        0.09%            0.93%            3.64%            5.02%            4.25%

(a) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.54%, 0.60%, 0.60%, 0.69% and 0.67% for the years ended August 31, 2010, 2009, 2008,
     2007 and 2006, respectively.

(b)  Amount is less than $0.00005 per share.

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2010

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has eighteen active investment portfolios, including the Money Market Portfolio ("Portfolio").

     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The Portfolio has issued shares with a par value of $0.001.

     SECURITY VALUATION -- Securities held in the Portfolio are valued under the amortized cost method, which approximates fair value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate fair value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value ("NAV") per share at $1.00.

     FAIR VALUE MEASUREMENTS -- The inputs and valuation techniques used to measure fair value of the Portfolio's investments are summarized into three levels as described below:

     - Level 1 -- unadjusted quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's investments as of August 31, 2010 is included with the Portfolio's Schedule of Investments.

     SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution fee and service organization fees, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the Company (such as director or professional fees) are charged to all portfolios in proportion to their average net assets of RBB, or in such other manner as the Company's Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolio.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All dividends from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income subject to dividends and capital gain subject to distributions are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Company's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio's custodian or an authorized securities depository. In the event the counterparty defaults and the fair value of the collateral declines, the Portfolio could experience losses, delays and costs in liquidating the collateral.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. INVESTMENT ADVISER AND OTHER SERVICES

     Pursuant to an Investment Advisory and Administration Agreement, BlackRock Institutional Management Corp. (the "Adviser" or "BIMC"), an indirect wholly owned subsidiary of BlackRock, Inc., serves as investment adviser and administrator for the Portfolio. BIMC and BNY Mellon Investment Servicing (US) Inc, ("BNY Mellon"), formerly known as PNC Global Investment Servicing (U.S.), Inc., entered into a delegation agreement on behalf of the Portfolio, wherein BNY Mellon has agreed to perform administration and accounting services for an annual fee of 0.10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

2. INVESTMENT ADVISER AND OTHER SERVICES (CONTINUED)

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:

                   ANNUAL RATE
0.45% of first $250 million of net assets;
0.40% of next $250 million of net assets; and 0.35% of net assets in excess of $500 million.

     BIMC may, at its discretion, voluntarily waive and/or reimburse all or any portion of its advisory fee for the Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2010, advisory fees and waivers were as follows:

GROSS ADVISORY                   NET ADVISORY
    AND                               AND
ADMINISTRATION                  ADMINISTRATION
    FEE             WAIVER            FEE
--------------   ------------   --------------
  $2,539,060     $(1,795,569)      $743,491

     As of August 31, 2010, the Portfolio owed BIMC $47,556 in advisory and administration fees.

     BNY Mellon and BNY Mellon Distributors Inc., ("BNY Mellon Distributors"), formerly known as PFPC Distributors, Inc., may also voluntarily waive a portion of their fees and/or reimburse expenses.

     The Portfolio will not pay BIMC, BNY Mellon or BNY Mellon Distributors at a later time for any amounts waived or assumed.

     For providing regulatory administration services to RBB, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

     In addition, BNY Mellon serves as the Portfolio's transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio's average daily net assets and is subject to certain minimum monthly fees.

     For providing custodial services to the Portfolio, PFPC Trust Company, an affiliate of BNY Mellon, is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio's average daily net assets subject to certain minimum monthly fees.

     The Portfolio, on behalf of the Bedford Class of shares of the Portfolio, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Portfolio has entered into a Distribution Agreement with BNY Mellon Distributors.

     The Plan provides for the Bedford Class to make monthly payments, based on average net assets, to BNY Mellon Distributors of up to 0.65% on an annualized basis. BNY Mellon Distributors may voluntarily waive these fees at its discretion. For the year ended August 31, 2010, distribution fees paid to BNY Mellon Distributors for the Bedford Class were as follows:

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

2. INVESTMENT ADVISER AND OTHER SERVICES (CONTINUED)

                   GROSS                           NET
                DISTRIBUTION                  DISTRIBUTION
                    FEE           WAIVER           FEE
                ------------   ------------   ------------
Bedford Class   $3,746,040     $(3,383,880)     $362,160

     The Portfolio has entered into service agreements with BNY Mellon which render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of 0.10% of the daily net asset value of such shares.

3. DIRECTOR COMPENSATION

The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Portfolio during the year ended August 31, 2010 was $48,017. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Portfolio or the Company.

4. FEDERAL INCOME TAX INFORMATION

     The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal tax provision is required.

     Management has analyzed the Portfolio's tax positions taken on federal income tax returns for all open tax years (August 31, 2007 - 2010) and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. The Portfolio's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     The following permanent differences as of August 31, 2010, attributable to the redesignation of dividends paid and non-deductible expenses, were reclassified to the following accounts:

UNDISTRIBUTED    ACCUMULATED
NET INVESTMENT   NET REALIZED   PAID-IN
INCOME/(LOSS)    GAIN/(LOSS)    CAPITAL
--------------   ------------   -------
   $11,794         $(11,771)     $(23)

     As of August 31, 2010 the Portfolio had $17,335 of undistributed ordinary income for federal tax purposes.

     The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for Federal income tax purposes. Short-term capital gains are reported as ordinary income dividends for Federal income tax purposes.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2010

4. FEDERAL INCOME TAX INFORMATION (CONTINUED)

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

        ORDINARY    LONG-TERM
         INCOME       GAINS
       ----------   ---------
2010   $  230,493    $   --
2009    3,031,192     1,432

     Dividends paid from net investment income and short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

     For federal income tax purposes, realized capital losses may be carried forward and applied against future realized gains. As of August 31, 2010, the Portfolio had no capital loss carryforwards.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2010, the Portfolio did not incur a net post-October capital loss.

5. U.S. DEPARTMENT OF THE TREASURY'S GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

     On October 1, 2008, the Board of Directors of the Company approved the Portfolio's participation in the Guarantee Program for Money Market Funds (the "Guarantee Program") established by the U.S. Department of the Treasury (the "Treasury"). The Guarantee Program provided coverage to shareholders of record in the Portfolio as of the close of business on September 19, 2008 and would be triggered if the Portfolio's NAV fell below $0.9950.

     On October 6, 2008, the Portfolio paid $35,923 to participate in the Guarantee Program, which amount was amortized through December 18, 2008. The initial term of the Guarantee Program expired on December 18, 2008. On December 5, 2008, the Portfolio paid $53,882 to participate in the first extension of the Guarantee Program which extended the Guarantee Program through April 30, 2009. This amount was amortized through April 30, 2009. On April 9, 2009, the Portfolio paid $53,882 to participate in the second extension of the Guarantee Program. This amount was amortized through September 18, 2009, the date the Guarantee Program expired.

6. NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

7. SUBSEQUENT EVENT

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Money Market Portfolio and
Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Portfolio (the "Portfolio"), one of the portfolios constituting The RBB Fund, Inc., as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian, brokers and financial intermediaries. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of The RBB Fund, Inc. as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
October 25, 2010

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             ADDITIONAL INFORMATION
                                  (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the number shown below and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Bedford       (800) 888-9723
Sansom Street (800) 430-9618

QUARTERLY PORTFOLIO SCHEDULES

     The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarter of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the 1940 Act, the Board of Directors (the "Board") of Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between BIMC and the Company (the "Advisory Agreement") on behalf of the Portfolio at a meeting of the Board held on May 6, 2010. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by BIMC with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of BIMC's services provided to the Portfolio; (ii) descriptions of the experience and qualifications of BIMC's personnel providing those services; (iii) BIMC's investment philosophies and processes; (iv) BIMC's assets under management and client descriptions; (v) BIMC's trade allocation policies; (vi) BIMC's current advisory fee arrangement with the Company and other similarly managed clients;
(vii) BIMC's compliance procedures; (viii) BIMC's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Portfolio's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Portfolio to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             ADDITIONAL INFORMATION
                                   (UNAUDITED)

     As part of their review, the Directors considered the nature, extent and quality of the services provided by BIMC. The Directors concluded that BIMC had substantial resources to provide services to the Portfolio and that BIMC's services had been acceptable.

     The Directors also considered the investment performance of the Portfolio and BIMC. Information on the Portfolio's investment performance was provided for one, two, three, four and five year periods. The Directors considered the Portfolio's investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Portfolio as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Directors also considered the recent extraordinary market conditions.

     The Board of Directors also considered the advisory fee rate payable by the Portfolio under the Advisory Agreement. In this regard, information on the fees paid by the Portfolio and the Portfolio's total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that although the contractual advisory fee ranked below the peer group median, actual advisory fees of the Portfolio and actual total expenses of the Portfolio were both lower than the peer group median. In addition, the Directors noted that BIMC was voluntarily waiving management fees and reimbursing expenses to limit total annual operating expenses and that BIMC expects to continue these fee waivers and expense reimbursements.

     After reviewing the information regarding BIMC's costs, profitability and economies of scale, and after considering BIMC's services, the Directors concluded that the investment advisory fees paid by the Portfolio were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2011.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 FUND MANAGEMENT
                                   (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (800) 430-9618.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN              OTHER
                       POSITION(S)     TERM OF OFFICE                                      FUND COMPLEX           DIRECTORSHIPS
NAME, ADDRESS,             HELD        AND LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY              HELD BY
AND DATE OF BIRTH       WITH FUND      TIME SERVED(1)          DURING PAST 5 YEARS           DIRECTOR*               DIRECTOR
--------------------   ------------   ----------------   -------------------------------   -------------   -------------------------
                                                      DISINTERESTED DIRECTORS

Nicholas A. Giordano   Director       2006 to present    Consultant, financial services    18              Kalmar Pooled Investment
103 Bellevue Parkway                                     organizations                                     Trust; (registered
Wilmington, DE 19809                                     from 1997 to present.                             investment company) WT
DOB: 3/43                                                                                                  Mutual Fund; (registered
                                                                                                           investment company)
                                                                                                           Independence Blue Cross;
                                                                                                           IntriCon Corporation
                                                                                                           (body worn device
                                                                                                           company)

Francis J. McKay       Director       1988 to present    Retired; Executive Vice           18              None
103 Bellevue Parkway                                     President and Chief Operating
Wilmington, DE 19809                                     Officer, Fox Chase Cancer
DOB: 12/35                                               Center (biomedical research
                                                         and medical care) (1981-2004).

Arnold M. Reichman     Chairman       2005 to present    Director, Gabelli Group           18               None
103 Bellevue Parkway   Director       1991 to present    Capital Partners, L.P. (an
Wilmington, DE 19809                                     investment partnership) from
DOB: 5/48                                                2000 to 2006.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN              OTHER
                       POSITION(S)     TERM OF OFFICE                                      FUND COMPLEX           DIRECTORSHIPS
NAME, ADDRESS,             HELD        AND LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY              HELD BY
AND DATE OF BIRTH       WITH FUND      TIME SERVED(1)          DURING PAST 5 YEARS           DIRECTOR*               DIRECTOR
--------------------   ------------   ----------------   -------------------------------   -------------   -------------------------
                                                      DISINTERESTED DIRECTORS

Marvin E. Sternberg    Director       1991 to present    Since 1974, Chairman, Director    18              MTI Holding Group Inc.
103 Bellevue Parkway                                     and President, MTI Holding                        (formerly known as Moyco
Wilmington, DE 19809                                     Group, Inc. (formerly known as                    Technologies, Inc.)
DOB: 3/34                                                Moyco Technologies, Inc.)
                                                         (manufacturer of dental
                                                         products and precision coated
                                                         and industrial abrasives).

Robert A. Straniere    Director       2006 to present    Since 2009, Administrative Law    18              Reich and Tang Group
103 Bellevue Parkway                                     Judge, New York City; Founding                    (asset management); The
Wilmington, DE 19809                                     Partner, Straniere Law Firm                       SPARX Asia Funds Group
DOB: 3/41                                                (1980 to present); Partner,                       (registered investment
                                                         Gotham Strategies (consulting                     company) (until 2009)
                                                         firm) (2005 to 2008); Partner,
                                                         The Gotham Global Group
                                                         (consulting firm) (2005 to
                                                         2008); President, The New York
                                                         City Hot Dog Company (2005 to
                                                         present); Partner,
                                                         Kanter-Davidoff (law firm)
                                                         (2006 to 2007).

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN              OTHER
                       POSITION(S)     TERM OF OFFICE                                      FUND COMPLEX           DIRECTORSHIPS
NAME, ADDRESS,             HELD        AND LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY              HELD BY
AND DATE OF BIRTH       WITH FUND      TIME SERVED(1)          DURING PAST 5 YEARS           DIRECTOR*               DIRECTOR
--------------------   ------------   ----------------   -------------------------------   -------------   -------------------------
                                                       INTERESTED DIRECTORS(2)

Julian A. Brodsky      Director       1988 to present    Since 1969, Director and Vice     18              Comcast Corporation ;
103 Bellevue Parkway                                     Chairman, Comcast Corporation                     AMDOCS Limited (service
Wilmington, DE 19809                                     (cable television and                             provider to
DOB: 7/33                                                communications).                                  telecommunications
                                                                                                           companies)

Robert Sablowsky       Director       1991 to present    Since July 2002, Senior           18              Kensington Funds
103 Bellevue Parkway                                     Director and prior thereto,                       (registered investment
Wilmington, DE 19809                                     Executive Vice President, of                      company) (until December,
DOB: 4/38                                                Oppenheimer & Co., Inc.,                          2009)
                                                         formerly Fahnestock & Co.,
                                                         Inc. (a registered
                                                         broker-dealer).

J. Richard Carnall     Director       2002 to present    Director of Haydon Bolts, Inc.    18              Cornerstone Bank
103 Bellevue Parkway                                     (bolt manufacturer) and
Wilmington, DE 19809                                     Parkway Real Estate Company
DOB: 9/38                                                (subsidiary of Haydon Bolts,
                                                         Inc.) since 1984; and Director
                                                         of Cornerstone Bank since
                                                         March 2004.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN              OTHER
                       POSITION(S)     TERM OF OFFICE                                      FUND COMPLEX           DIRECTORSHIPS
NAME, ADDRESS,             HELD        AND LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY              HELD BY
AND DATE OF BIRTH       WITH FUND      TIME SERVED(1)          DURING PAST 5 YEARS           DIRECTOR                DIRECTOR
--------------------   ------------   ----------------   -------------------------------   -------------   -------------------------
                                                                          OFFICERS
Salvatore Faia,        President      President June     President, Vigilant Compliance    N/A             N/A
Esquire, CPA           and Chief      2009 to present    Services since 2004; Senior
Vigilant Compliance    Compliance     and Chief          Legal Counsel, PNC Global
Services               Officer        Compliance         Investment Servicing (U.S.),
Brandywine Two                        Officer 2004 to    Inc. from 2002 to 2004; and
5 Christy Drive,                      present            Director of Energy Income
Suite 209                                                Partnership since 2005.
Chadds Ford,
PA 19317
DOB: 12/62

Joel Weiss             Treasurer      June 2009 to       Since 1993 Vice President and     N/A             N/A
103 Bellevue Parkway                  present            Managing Director, BNY Mellon
Wilmington, DE 19809                                     Investment Servicing (US) Inc.
DOB: 1/63                                                (formerly PNC Global
                                                         Investment Servicing (U.S.)
                                                         Inc.) (financial services
                                                         company)

Jennifer Rogers        Secretary      2007 to present    Since 2005, Vice President and    N/A             N/A
301 Bellevue Parkway                                     Counsel, BNY Mellon Investment
Wilmington, DE 19809                                     Servicing (US) Inc. (formerly
DOB: 7/74                                                PNC Global Investment
                                                         Servicing (U.S.), Inc.
                                                         (financial services company);
                                                         Associate, Stradley, Ronon,
                                                         Stevens & Young, LLC (law
                                                         firm) from 1999 to 2005.

James G. Shaw          Assistant      2005 to present    Since 1995, Vice President of     N/A             N/A
103 Bellevue Parkway   Treasurer                         BNY Mellon Investment
Wilmington, DE 19809                                     Servicing (US) Inc. (formerly
DOB: 10/60                                               PNC Global Investment
                                                         Servicing (U.S.) Inc.
                                                         (financial services company)

Michael P. Malloy      Assistant      1999 to present    Since 1993, Partner, Drinker      N/A             N/A
One Logan Square,      Secretary                         Biddle & Reath LLP (law firm)
Ste. 2000 18th and
Cherry Streets
Philadelphia,
PA 19103-6996
DOB: 7/59

* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. ("PNC"). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company's Money Market Portfolio. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

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

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

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

                                   THE BEDFORD
                                      CLASS

                                       OF
                               THE RBB FUND, INC.
                                  MONEY MARKET
                                    PORTFOLIO

                                  ANNUAL REPORT
                                 AUGUST 31, 2010

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE PORTFOLIO. IT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO.

                          BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)

The BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

      - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

      -     Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (877) 264-5346.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                  ANNUAL REPORT
                                   (UNAUDITED)

Fellow Shareholder:

For the fiscal year ended August 31, 2010, the Fund's Investor shares advanced +5.41% (net of fees), the Institutional shares gained +5.56%, and the unmanaged Russell 2000(R) Index of small cap stocks returned +6.60%. The Fund fell behind its benchmark in March as the market rally extended into its thirteenth month and investors continued to favor more speculative stocks. The Fund made up some ground relative to the benchmark over the next five months, but still finished the fiscal year about one percentage point behind the Russell 2000(R). The Fund's returns since inception (Investor and Institutional Classes), as reflected by the dollar value of a $10,000 investment made at the start of the Fund, compared to the same investment in the benchmark, are shown in the charts on the two pages following this letter. The balance of this letter covers the market environment, performance attribution, Fund characteristics, and an update on the mutual fund business at Bogle Investment Management, L.P.

MARKET ENVIRONMENT. The 2010 fiscal year got off to a positive start, as U.S. equity markets advanced in September 2009, marking the seventh consecutive month of strongly positive performance. On October 22nd, however, a government release showing an unexpected increase in new weekly jobless claims precipitated strong negative equity market performance through the end of the month. Investors sold off small cap stocks in particular, which fell back to mid-August levels. Markets resumed their upward march in November then briefly stumbled in late-January, reflecting rising concerns about possible Greek government debt default and its potential contagion effects throughout Europe. Investors quickly shook off these concerns and market returns were notably robust from February into April. The extended rally was supported by continued good news on the earnings front, while investors also reacted favorably to improved economic data. At the end of April, investor focus seemed to shift back to concerns about the fiscal stability of European countries and associated non-U.S. currency losses. Additional concerns surrounded the domestic economic outlook, which was clouded by impending financial reform legislation, a generally uncertain government policy environment, and weak job growth. As these issues weighed on investors for most of the last four months of the fiscal year period, markets gave up a considerable amount of ground from late-April through August. Exacerbating negative sentiment was the "flash crash." On May 6th, U.S. stock exchanges experienced extremely high intraday price volatilities, which rattled investor confidence in the fundamental functioning of the U.S. equity markets, re-ignited controversy about short-term trading strategies, and raised fears of market manipulation.

In the first eight months of the fiscal year, as the market was generally rising, low absolute share price stocks and volatile stocks outperformed the average stock, but in the last four months of the fiscal period, as the market fell, investors abandoned riskier stocks. Volatile stocks, low absolute price stocks, and relative value strategies sharply underperformed the average stock in May, June and August and ended the fiscal year period modestly behind stocks with the opposite attributes. For the one year ending August 31, 2010, the Russell 2000(R) gained +6.60%, ahead of the larger cap Russell 1000(R) return of +5.54%. Within small cap stocks, the Russell 2000(R) Growth Index outperformed the Russell 2000(R) Value Index, up +7.16% versus +6.60%. Small cap energy, basic industry, and technology stocks produced particularly robust results, while small cap financial and consumer growth stocks generally lagged the overall small cap market for the fiscal period.

Market and Fund volatilities declined in the first eight months of the fiscal year as the markets rallied. Volatility then spiked as market returns turned negative; the Fund's volatility (annualized return standard deviation based on trailing three months of daily returns) peaked for the fiscal year on July 27th, measuring 38% relative to an average of 26% since Fund inception. The VIX Index of implied, expected volatility (essentially investors' collective expectations for future return volatility) jumped from 35 on May 19th to 46 on May 20th, reflecting investors' heightened fear. Despite poor market performance for most of the summer, the VIX retreated during the balance of the fiscal year to end August at 26, just modestly above the average of 22 since Fund inception. The breadth of returns within the small cap market, and the market generally, was narrow throughout the fiscal year, as return dispersion across stocks was low and correlation between stock returns was high. This suggested that investors were primarily focused on macroeconomic concerns rather than stock-specific issues for most of the fiscal year period.

PERFORMANCE ATTRIBUTION. For the fiscal year, the Fund's Investor Class of shares lagged the benchmark Russell 2000(R) by -1.19%, net of all fees, and the Institutional Class of shares lagged by -1.04%, net of all fees, with most of the relative losses concentrated in March and June of this year. As is usually the case, monthly gains and losses were primarily attributed to stock selection and model performance, rather than to any sector or style biases. Recall that our composite investment model is comprised of fundamentally-based, quantitatively implemented investment signals that evaluate financial quality, earnings improvement, and relative valuation. The earnings sub-model, on a standalone basis, posted the strongest positive performance for the fiscal year, with notably robust returns in the last four months of the period. The financial quality sub-model also strengthened from May through August and added modest value to overall composite model results for the fiscal year. The relative valuation sub-model turned negative in May and detracted from fiscal year returns. It is not unusual for our composite investment model to struggle when market breadth is narrow and investors are focused on the macroeconomy rather than stock specific information. Despite the difficulty, we have added value in these macro-driven markets. We maintain our conviction that these types of environments do not last forever and that they provide opportunities to find fundamentally solid stocks at prices that don't reflect their true values.

Stock selection was strongest in technology, energy and basic industry stocks, with technology investments contributing the most to performance due to the sector's significant weighting in the portfolio. Stock selection was most negative in the financial sector due to poor performance from the financial quality sub-model, reflecting investors aggressively buying many financial stocks that our model found unattractive, while showing less enthusiasm for the stocks we owned. The Fund's growth orientation added modestly to the fiscal year's results, while its roughly equal-weighted construction scheme detracted modestly from performance. As of the end of the fiscal year, the Fund was well diversified, holding 158 stocks, with the largest holding representing just 1.0% of portfolio assets. This diversification limits the impact any single stock can have on total Fund performance and helps us to manage risk.

In the stock specific examples that follow, we look at two situations where Fund holdings significantly outperformed the benchmark for the fiscal year and one Fund investment that lagged the benchmark. One of the Fund's technology stock winners, CIRRUS LOGIC, INC., is a supplier of analog and digital signal processing components, as well as mixed-signal integrated circuits, to high-end consumer electronics firms. We entered the fiscal year with a position in this stock based on investment signals that suggested positive earnings improvement, relatively clean financials and modestly attractive relative valuation. As quarterly earnings consistently met or beat expectations, the stock price increased from about $5 at the start of the fiscal year to over $17 at the end of June. We began to trim the position in the spring and were out of the position in the early summer, as the stock became expensive relative to peers and the earnings and quality scores were no longer sufficient to boost the company into the top section of our rankings. Another winner was TIMKEN, CO., a global manufacturer of highly engineered bearings, alloy steels, and related components and assemblies. Timken was first identified by our financial quality and relative valuation models and more recently saw significant improvements in its earnings, illustrating how strong financial quality signals can lead to future earnings strength. As its composite score remained strong, we continued to hold this position at the end of the fiscal year. The Fund lost money during the fiscal year in EDUCATION MANAGEMENT CORPORATION. The company provides for-profit, post-secondary education in North America. This industry was hit in August by newly proposed government regulations that would restrict access to student loans when repayment risks are high, therefore reducing future enrollment. The stock entered the portfolio in June on the strength of its attractive earnings improvement score (financial quality and relative valuation scores were modestly positive). With the uncertain regulatory environment, the earnings score has deteriorated sharply over the last few months and we have reduced the position.

FUND CHARACTERISTICS. As shown in the table to the right, we have maintained Fund characteristics in line with the benchmark. As of the end of August, the Fund's median market capitalization was lower than benchmark. The Fund continued to have a small bias toward companies with somewhat higher long-term earnings growth rates. The Fund's median price-to-earnings and price-to-sales ratios were below benchmark, reflecting the influence of our relative valuation model. In fact, the spreads between the Fund's and the benchmark's median price-to-earnings ratios remained at historically attractive levels. The Fund's fiscal-year period active volatility (the variability of the difference between Fund and benchmark performance), fell to 4.7% in fiscal 2010, below the Fund's long-term average of 6.9%, annualized. This reflected the market's narrow cross-sectional return spreads, as discussed in the market environment section above.

                           FUNDAMENTAL CHARACTERISTICS
                                 AUGUST 31, 2010

                                                      RUSSELL
MEDIAN                                       BOGLX*   2000(R)
------                                       ------   -------
Median Market Cap ($mil.)                    $ 615    $  890
Long-Term Estimated Earnings Growth Rate**    14.7%     12.8%
Price/Historical Earnings                     14.5x     17.5x
Price/Forward Earnings                        11.1x     14.3x
Price/Sales                                    0.8x      1.4x

RISK STATISTICS*** - FISCAL YEAR PERIOD

Annualized Standard Dev.                      27.0%     26.0%
Annualized Active Volatility                   4.7%
Beta with Russell 2000(R)                     1.02
Cash                                           0.2%

----------
* THE BOGLE SMALL CAP GROWTH FUND INVESTOR SHARES. MEDIAN CHARACTERISTICS REFER TO THE FUND'S HOLDINGS, NOT THE FUND ITSELF.

** LONG-TERM ESTIMATED EARNINGS GROWTH RATE IS CALCULATED FOR THE FUND'S PORTFOLIO OF COMPANIES AND THE BENCHMARK COMPANIES FROM FIRST CALL ANALYSTS' MEDIAN ESTIMATED EARNINGS GROWTH RATE OVER THE NEXT 3 TO 5 YEARS. THIS FIGURE IS NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND. THE PORTFOLIO AND BENCHMARK COMPANIES' ACTUAL EARNINGS GROWTH RATE WILL VARY FROM THIS FIGURE.

*** RISK STATISTICS APPLY TO THE FUND AND BENCHMARK. STANDARD DEVIATION IS A STATISTICAL MEASURE OF THE RANGE OF PERFORMANCE. ACTIVE RISK IS THE STANDARD DEVIATION OF THE DIFFERENCE BETWEEN THE FUND AND BENCHMARK PERFORMANCE. BETA IS A MEASURE OF A PORTFOLIO'S SENSITIVITY TO MARKET MOVEMENTS.

REPORT CARD. In this year's self-evaluation of our firm and investment performance we give ourselves a C+. We underperformed our benchmark for the fiscal year by approximately one percentage point, a result well below our long-term outperformance objective (if we had not been in an exceptionally narrow market environment, which made it more difficult to add value, our grade would have been even worse). We remain dedicated to improving the investment process, and you can be assured that we continue to research new ideas and investment insights that will help us add value. While our investment process today is conceptually similar to the way we managed the Fund at its inception in 1999, many details have changed reflecting new sources of information, new insights, and evolving capital markets. Most recently we have changed some of the ways in which the Fund trades, taking advantage of inefficiencies related to trading behavior that help us to better determine relatively attractive entry and exit points for buying and selling stocks. We have also altered our trading strategies to make it harder for other investors to observe our trading. By being more anonymous we prevent others from worsening our executions by getting in front of our trades. Our small asset base also helps us significantly in this regard.

On client service we remain at a grade of B. There is always room for improvement in this area, particularly in your day-to-day contact with shareholder services. Although shareholder inquiries and transactions are outsourced to BNY Mellon Investment Servicing (US) Inc., formerly PNC Global Investment Servicing (U.S.) Inc., we encourage you to let us know if we can assist in this area or if you have any feedback on your experience. The transition from PNC to BNY should be almost entirely transparent to you, save for a new (and hopefully improved!) format for your statements. Please let us know if you have any questions about or issues with this transition.

PROGRESS AT BOGLE INVESTMENT MANAGEMENT. At the end of August 2010, assets in the Fund were $80 million, decreasing just modestly from the previous fiscal year end. As you know, we reopened the Fund on November 1, 2009 to new shareholders (the Fund has always remained open to existing shareholders), as our assets under management in both the Fund and the firm overall had declined to a level that allowed for us to take on some additional investment. Because we do not aggressively market or distribute the Fund, we do not expect to see rampant asset growth, but hope rather that thoughtful long-term shareholders will find us over time. We will, as always, continually monitor capacity constraints and our assets under management and will reclose the Fund when we think it is in the best interest of the shareholders. Finally, with more than ten years managing the firm and the Fund, we are pleased and proud of the fact that we can continue to claim 100% investment professional retention, an unusual claim, not only in this industry but in the current economic environment.

More information about the Fund, including historical NAVs, sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. The NAVs are updated daily while the other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. As always, we thank you for your ongoing support.

Respectfully,

Bogle Investment Management, L.P.
Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

----------
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE RUSSELL 2000(R) IS AN INDEX OF STOCKS 1001 THROUGH 3000 IN THE RUSSELL 3000(R) INDEX AS RANKED BY TOTAL MARKET CAPITALIZATION. A DIRECT INVESTMENT IN THE INDEX IS NOT POSSIBLE. INVESTING IN SMALL COMPANIES CAN INVOLVE MORE VOLATILITY, LESS LIQUIDITY, AND LESS PUBLICLY AVAILABLE INFORMATION THAN INVESTING IN LARGE COMPANIES.

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          BOGLE INVESTMENT MANAGEMENT
              SMALL CAP GROWTH FUND INSTITUTIONAL CLASS(1)(2) VS.
                       RUSSELL 2000(R) INDEX (UNAUDITED)


                             [INSTITUTIONAL CHART]

               Bogle Institutional Shares   Russell 2000(R) Index
               --------------------------   ---------------------
 9/30/1999               10000                      10000
12/31/1999               13017                      11844
 6/30/2000               15933                      12204
12/31/2000               16506                      11486
 6/30/2001               17541                      12274
12/31/2001               17369                      11772
 6/30/2002               17524                      11218
12/31/2002               14316                       9361
 6/30/2003               17239                      11035
12/31/2003               22733                      13784
 6/30/2004               23707                      14716
12/31/2004               25202                      16310
 6/30/2005               25632                      16106
12/31/2005               29583                      17052
 6/30/2006               32075                      18453
12/31/2006               34161                      20183
 6/30/2007               37315                      21487
12/31/2007               32284                      19871
 6/30/2008               26191                      18008
12/31/2008               16728                      13155
 6/30/2009               19608                      13504
12/31/2009               24403                      16732
 6/30/2010               23311                      16404
 8/31/2010               23438                      16234

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT 1-877-264-5346. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS DATED DECEMBER 31, 2009, IS 1.57% FOR THE INSTITUTIONAL CLASS PRIOR TO FEE WAIVERS.

----------
(1) The chart and table assume a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) For the period October 1, 1999 (commencement of operations) through August 31, 2010.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          BOGLE INVESTMENT MANAGEMENT
                 SMALL CAP GROWTH FUND INVESTOR CLASS(1)(2) VS.
                       RUSSELL 2000(R) INDEX (UNAUDITED)

                                [INVESTOR CHART]

               Bogle Investor Shares   Russell 2000(R) Index
               ---------------------   ---------------------
 9/30/1999             10000                    10000
12/31/1999             13008                    11844
 6/30/2000             15925                    12204
12/31/2000             16498                    11486
 6/30/2001             17524                    12274
12/31/2001             17334                    11772
 6/30/2002             17498                    11218
12/31/2002             14290                     9361
 6/30/2003             17197                    11035
12/31/2003             22673                    13784
 6/30/2004             23630                    14716
12/31/2004             25117                    16310
 6/30/2005             25527                    16106
12/31/2005             29451                    17052
 6/30/2006             31901                    18453
12/31/2006             33953                    20183
 6/30/2007             37088                    21487
12/31/2007             32054                    19871
 6/30/2008             25999                    18008
12/31/2008             16607                    13155
 6/30/2009             19452                    13504
12/31/2009             24203                    16732
 6/30/2010             23091                    16404
 8/31/2010             23218                    16234

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT 1-877-264-5346. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS DATED DECEMBER 31, 2009, IS 1.67% FOR THE INVESTOR CLASS PRIOR TO FEE WAIVERS.

----------
(1) The chart and table assume a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual Fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) For the period October 1, 1999 (commencement of operations) through August 31, 2010.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2010 through August 31, 2010, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                INSTITUTIONAL CLASS
                                       ---------------------------------------------------------------------
                                       BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING
                                           MARCH 1, 2010           AUGUST 31, 2010            PERIOD*
                                       -----------------------   --------------------   --------------------
Actual                                      $  1,000.00              $   954.20                $  6.16
Hypothetical
   (5% return before expenses)                 1,000.00                1,018.82                   6.38

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                        FUND EXPENSE EXAMPLES (CONCLUDED)
                                   (UNAUDITED)

                                                                  INVESTOR CLASS
                                       ---------------------------------------------------------------------
                                       BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING
                                            MARCH 1, 2010           AUGUST 31, 2010            PERIOD*
                                       -----------------------   --------------------   --------------------
Actual                                       $  1,000.00             $   953.60                 $  6.65
Hypothetical
   (5% return before expenses)                  1,000.00               1,018.31                    6.89

----------
* Expenses are equal to the Fund's annualized six-month expense ratio of 1.25% for the Institutional Class and 1.35% for the Investor Class, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for each class of -4.58% for the Institutional Class and -4.64% for the Investor Class.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2010
                                   (UNAUDITED)

                                                                    % OF NET
   SECURITY TYPE & SECTOR CLASSIFICATION                             ASSETS        VALUE
--------------------------------------------                        --------   ------------
COMMON STOCKS:
      Technology                                                        22.3%  $ 17,911,739
      Consumer Growth                                                   21.6     17,344,484
      Financial                                                         16.7     13,416,882
      Industrial                                                        15.8     12,629,822
      Consumer Cyclical                                                 12.7     10,153,401
      Basic Industry                                                     5.5      4,370,564
      Energy                                                             3.9      3,110,707
      Utility                                                            1.3      1,046,840
SHORT-TERM INVESTMENTS                                                   0.2        168,989
OTHER ASSETS IN EXCESS OF LIABILITIES                                    0.0          6,585
                                                                    --------   ------------
      NET ASSETS                                                       100.0%  $ 80,160,013
                                                                    ========   ============

----------
Portfolio holdings are subject to change at any time.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2010

                                                                     NUMBER
                                                                    OF SHARES         VALUE
                                                                    ---------      ------------
COMMON STOCKS--99.8%
BASIC INDUSTRY--5.5%
   Aurizon Mines Ltd. * ...........................................    65,500      $    434,920
   Cabot Corp......................................................    20,400           579,972
   Clearwater Paper Corp. * .......................................    10,800           733,968
   Gammon Gold, Inc. * ............................................    91,800           657,288
   Golden Star Resources Ltd. * ...................................   119,600           565,708
   Innospec, Inc. * ...............................................    59,800           742,118
   Rockwood Holdings, Inc. * ......................................    25,400           656,590
                                                                                   ------------
                                                                                      4,370,564
                                                                                   ------------

CONSUMER CYCLICAL--12.7%
   American Axle & Manufacturing Holdings, Inc. * .................    68,600           574,182
   Belo Corp., Class A * ..........................................   100,200           524,046
   Bon-Ton Stores, Inc., (The) *...................................    73,200           464,820
   Cinemark Holdings, Inc  ........................................    41,200           601,932
   CPI Corp........................................................    29,200           636,852
   Culp, Inc. * ...................................................    52,500           486,675
   Finish Line, Inc., (The), Class A ..............................    39,800           525,360
   Genesco, Inc. * ................................................    20,400           514,896
   Harman International Industries, Inc. * ........................     7,600           236,892
   Jones Apparel Group, Inc. ......................................     6,100            93,818
   Maidenform Brands, Inc. * ......................................    21,200           565,404
   Marcus Corp., (The) ............................................    51,600           567,600
   MarineMax, Inc. * ..............................................    24,100           158,096
   Ryder System, Inc. .............................................    11,000           422,070
   Scholastic Corp. ...............................................    10,800           253,044
   Shoe Carnival, Inc. * ..........................................    24,000           396,720
   Signet Jewelers Ltd. * .........................................    22,200           586,968
   Tenneco, Inc. * ................................................    31,200           771,264
   THQ, Inc. * ....................................................    56,500           200,575
   Timberland Co., (The), Class A * ...............................    32,300           519,061
   Ulta Salon, Cosmetics & Fragrance, Inc. * ......................    11,000           249,150
   Valassis Communications, Inc. * ................................    20,000           586,200
   Warnaco Group, Inc., (The) * ...................................     5,200           217,776
                                                                                   ------------
                                                                                     10,153,401
                                                                                   ------------
CONSUMER GROWTH--21.6%
   Affymax, Inc. * ................................................    46,900           263,578
   Blyth, Inc. ....................................................    13,200           503,184
   Cardiome Pharma Corp. * ........................................    80,100           482,202
   Cardtronics, Inc. * ............................................    37,300           516,605
   Continucare Corp. * ............................................    96,600           313,950
   Cott Corp. * ...................................................    76,100           525,090
   Coventry Health Care, Inc. * ...................................    28,300           547,605
   Education Management Corp. * ...................................    27,800           224,346
   Elizabeth Arden, Inc. * ........................................    38,500           630,245
   Emergent Biosolutions, Inc. * ..................................    32,200           584,752
   Enzon Pharmaceuticals, Inc. * ..................................    47,800           490,428
   Global Cash Access Holdings, Inc. * ............................   113,400           410,508
   Healthspring, Inc. * ...........................................    34,900           724,524
   ICON PLC, SP ADR* ..............................................    17,900           393,800
   Impax Laboratories, Inc. * .....................................    36,700           575,089
   Inter Parfums, Inc. ............................................    38,400           630,528
   Kenexa Corp. * .................................................    49,400           550,316
   Lincoln Educational Services Corp. * ...........................    36,300           396,396
   Medical Action Industries, Inc. * ..............................    15,200           124,184
   Medicines Co., (The) * .........................................    67,500           776,250
   Medicis Pharmaceutical Corp., Class A ..........................    29,400           808,500
   Medifast, Inc. * ...............................................    20,600           550,432
   Nabi Biopharmaceuticals *.......................................    31,100           150,835
   Nu Skin Enterprises, Inc., Class A .............................    17,900           457,703
   Orthofix International, N.V. * .................................    22,500           600,750
   Par Pharmaceutical Cos., Inc. * ................................    22,700           598,599
   PerkinElmer, Inc. ..............................................    33,700           708,037
   Providence Service Corp. * .....................................    46,800           632,736
   Rural/Metro Corp. * ............................................    72,300           542,250
   Sirona Dental Systems, Inc. * ..................................    17,800           561,056
   SXC Health Solutions Corp. * ...................................    10,000           778,000
   Tyson Foods, Inc., Class A .....................................    28,200           461,916
   Universal Technical Institute, Inc. ............................    30,200           466,590
   ZymoGenetics, Inc. * ...........................................    72,700           363,500
                                                                                   ------------
                                                                                     17,344,484
                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2010

                                                                     NUMBER
                                                                    OF SHARES         VALUE
                                                                    ---------      ------------
ENERGY--3.9%
   Clayton Williams Energy, Inc. * ................................    16,400      $    750,792
   Complete Production Services, Inc. * ...........................    42,900           756,756
   CVR Energy, Inc. * .............................................    84,400           600,928
   Newpark Resources, Inc. * ......................................    55,800           487,134
   Oil States International, Inc. * ...............................     1,900            78,337
   TransGlobe Energy Corp. * ......................................    61,000           436,760
                                                                                   ------------
                                                                                      3,110,707
                                                                                   ------------
FINANCIAL--16.7%
   Advance America Cash Advance Centers, Inc. .....................   132,500           443,875
   Allied World Assurance Co. Holdings Ltd. .......................    10,800           543,996
   American Financial Group, Inc. .................................    25,200           725,004
   American Safety Insurance Holdings Ltd. * ......................    45,800           715,854
   Arch Capital Group Ltd. * ......................................     6,000           478,800
   Artio Global Investors, Inc., Class A ..........................    28,000           387,800
   BGC Partners, Inc., Class A ....................................   124,500           642,420
   Calamos Asset Management, Inc., Class A ........................    70,300           665,038
   CNinsure, Inc., ADR ............................................    18,700           408,408
   Duff & Phelps Corp., Class A ...................................    21,600           215,784
   E*TRADE Financial Corp. * ......................................    44,300           549,763
   Encore Capital Group, Inc. * ...................................    23,000           455,630
   FBL Financial Group, Inc., Class A .............................    29,200           671,600
   First Mercury Financial Corp. ..................................    64,000           583,040
   GFI Group, Inc..................................................    92,000           412,160
   Hallmark Financial Services, Inc. * ............................    38,900           324,426
   Lender Processing Services, Inc. ...............................    14,200           416,486
   Maiden Holdings, Ltd. ..........................................    69,400           508,702
   MBIA, Inc. * ...................................................    63,600           595,296
   Nelnet, Inc., Class A ..........................................    27,100           593,761
   Primerica, Inc..................................................    15,400           323,862
   Pzena Investment Management, Inc., Class A .....................    88,397           554,249
   Southwest Bancorp, Inc. ........................................    47,800           569,298
   Transatlantic Holdings, Inc.....................................    14,000           667,380
   United Fire & Casualty Co. .....................................    32,200           651,406
   United Western Bancorp, Inc. ...................................    59,200            24,864
   Unitrin, Inc....................................................    12,100           287,980
                                                                                   ------------
                                                                                     13,416,882
                                                                                   ------------
INDUSTRIAL--15.8%
   Administaff, Inc................................................    22,000           475,640
   AerCap Holdings N.V. * .........................................    57,400           616,476
   Air Transport Services Group, Inc. * ...........................   129,100           595,151
   Altra Holdings, Inc. * .........................................    22,200           285,714
   AMERCO * .......................................................     9,500           767,695
   CAI International, Inc. * ......................................    32,500           444,275
   Consolidated Graphics, Inc. * ..................................    17,000           675,070
   DXP Enterprises, Inc. * ........................................    31,700           575,355
   Federal-Mogul Corp. * ..........................................    32,800           501,676
   Great Lakes Dredge & Dock Co. ..................................    93,700           472,716
   Kadant, Inc. * .................................................    27,400           466,896
   Navistar International Corp. * .................................    15,100           632,388
   OYO Geospace Corp. * ...........................................    12,300           605,775
   Pacer International, Inc. * ....................................    43,200           221,184
   Power-One, Inc * ...............................................    79,500           809,310
   Quanex Building Products Corp. .................................    35,300           557,740
   R.R. Donnelley & Sons Co. ......................................    34,500           522,503
   Sauer-Danfoss, Inc. * ..........................................    40,700           661,782
   TAL International Group, Inc. ..................................    24,200           515,944
   Tennant Co. ....................................................    11,200           349,888
   Timken Co., (The) ..............................................    22,200           726,162
   Tredegar Corp. .................................................    31,600           518,872
   TriMas Corp. * .................................................    49,000           631,610
                                                                                   ------------
                                                                                     12,629,822
                                                                                   ------------
TECHNOLOGY--22.3%
   Acacia Research * ..............................................    33,800           507,676
   ACI Worldwide, Inc. * ..........................................    23,800           451,962
   Analogic Corp. .................................................    13,300           551,684
   Applied Micro Circuits Corp. * .................................    47,300           509,894
   ASM International N.V. * .......................................    27,000           594,270
   Coherent, Inc. * ...............................................    17,900           664,985
   Conexant Systems, Inc. * .......................................   107,300           159,877

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2010

                                                                     NUMBER
                                                                    OF SHARES          VALUE
                                                                    ---------      ------------
TECHNOLOGY--(CONTINUED)
   DST Systems, Inc................................................    14,100      $    574,434
   Insight Enterprises, Inc. * ....................................    34,700           455,958
   Integrated Silicon Solution, Inc. * ............................    64,400           426,972
   Internap Network Services Corp. * ..............................   112,600           463,349
   Jabil Circuit, Inc..............................................    42,400           434,600
   Keithley Instruments, Inc.......................................    65,900           609,575
   LaserCard Corp. * ..............................................     4,900            16,954
   Lattice Semiconductor Corp. * ..................................   108,900           451,935
   Limelight Networks, Inc. * .....................................   103,400           409,464
   Manhattan Associates, Inc. * ...................................    16,800           437,556
   Mindspeed Technologies, Inc. * .................................    65,800           421,120
   NCR Corp. * ....................................................    48,400           621,940
   Newport Corp. * ................................................    45,700           432,779
   OPNET Technologies, Inc. .......................................    41,400           652,050
   PLX Technology, Inc. * .........................................    89,600           300,160
   Progress Software Corp. * ......................................     6,500           173,615
   Quest Software, Inc. * .........................................    26,400           565,752
   RADVision Ltd. * ...............................................    49,949           335,657
   RealNetworks, Inc. * ...........................................   159,000           429,300
   Renesola Ltd., ADR * ...........................................    93,600           820,872
   RF Micro Devices, Inc. * .......................................   118,000           575,840
   Richardson Electronics Ltd. ....................................    43,800           385,440
   Spreadtrum Communications, Inc., ADR * .........................    69,400           798,794
   Teradyne, Inc. * ...............................................    62,600           562,148
   TriQuint Semiconductor, Inc. * .................................    74,700           519,165
   Unisys Corp. * .................................................    27,900           623,844
   VeriFone Holdings, Inc. * .......................................   29,800           720,564
   Verint Systems, Inc. * .........................................    26,400           622,512
   Vishay Intertechnology, Inc. * .................................    81,800           629,042
                                                                                   ------------
                                                                                     17,911,739
                                                                                   ------------
UTILITY--1.3%
   Laclede Group, Inc., (The) .....................................    15,600           519,480
   NV Energy, Inc. ................................................    41,200           527,360
                                                                                   ------------
                                                                                      1,046,840
                                                                                   ------------
      TOTAL COMMON STOCKS
         (Cost $80,438,959) .......................................                  79,984,439
                                                                                   ------------
SHORT-TERM INVESTMENTS--0.2%
   Columbia Prime Reserves Fund 168,989 ...........................                     168,989
                                                                                   ------------
      TOTAL SHORT-TERM INVESTMENTS
         (Cost $168,989) ..........................................                     168,989
                                                                                   ------------
TOTAL INVESTMENTS--100.0%
   (Cost $80,607,948) .............................................                  80,153,428
                                                                                   ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.0% ............................................                         6,585
                                                                                   ------------
NET ASSETS--100.0% ..............................................                  $ 80,160,013
                                                                                   ============

----------
*     Non-income producing.

ADR--American Depositary Receipt.

SP ADR--Sponsored American Depositary Receipt.

The following is a summary of inputs used, as of August 31, 2010, in valuing the Fund's investments carried at market value (see note 1 in the Notes to Financial Statements):

                                                                     LEVEL 2        LEVEL 3
                                     TOTAL FAIR        LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                      VALUE AT         QUOTED      OBSERVABLE    UNOBSERVABLE
                                  AUGUST 31, 2010       PRICE        INPUTS         INPUTS
                                  ---------------   ------------   -----------   -------------
TOTAL INVESTMENTS*                $    80,153,428   $ 80,153,428   $        --   $          --
                                  ===============   ============   ===========   =============

----------
* See Portfolio of Investments detail for security type and sector classification breakout.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2010

ASSETS
   Investments, at value (cost $80,607,948) ................................ $   80,153,428
   Receivables for:
      Investments sold .....................................................      1,622,665
      Capital shares sold ..................................................        108,391
      Dividends ............................................................         66,100
      Prepaid expenses and other assets ....................................         26,153
                                                                             --------------
         Total assets ......................................................     81,976,737
                                                                             ==============
LIABILITIES
   Payables for:
      Investments purchased ................................................      1,605,582
      Capital shares redeemed ..............................................         75,444
      Investment advisory fees and shareholder servicing fees ..............         58,487
      Directors' and officers' fees ........................................          2,151
      Other accrued expenses and liabilities ...............................         75,060
                                                                             --------------
         Total liabilities .................................................      1,816,724
                                                                             --------------
   Net assets .............................................................. $   80,160,013
                                                                             ==============
NET ASSETS CONSIST OF
   Capital stock, $0.001 par value ......................................... $        5,457
   Paid-in capital .........................................................    147,075,717
   Accumulated net realized loss from investments ..........................    (66,466,641)
   Net unrealized depreciation on investments ..............................       (454,520)
                                                                             --------------
   Net assets .............................................................. $   80,160,013
                                                                             ==============
INSTITUTIONAL CLASS
   Net assets .............................................................. $   31,713,565
                                                                             --------------
   Shares outstanding ($0.001 par value, 100,000,000 shares authorized) ....      2,141,494
                                                                             --------------
   Net asset value, offering and redemption price per share ................ $        14.81
                                                                             ==============
INVESTOR CLASS
   Net assets .............................................................. $   48,446,448
                                                                             --------------
   Shares outstanding ($0.001 par value, 100,000,000 shares authorized) ....      3,315,753
                                                                             --------------
   Net asset value, offering and redemption price per share ................ $        14.61
                                                                             ==============

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2010

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $4,403) .................. $      685,554
   Other income ............................................................            312
                                                                             --------------
         Total investment income ...........................................        685,866
                                                                             --------------
EXPENSES
   Advisory fees ...........................................................        894,054
   Transfer agent fees .....................................................        145,742
   Administration and accounting fees ......................................        135,265
   Shareholder servicing fees ..............................................         54,541
   Professional fees .......................................................         40,665
   Printing and shareholder reporting fees .................................         32,794
   Custodian fees ..........................................................         28,822
   Registration and filing fees ............................................         26,909
   Directors' and officers' fees ...........................................         19,096
   Insurance fees ..........................................................         11,037
   Other expenses ..........................................................         20,170
                                                                             --------------
      Total expenses before waivers ........................................      1,409,095
      Less: waivers ........................................................       (236,986)
                                                                             --------------
   Net expenses after waivers ..............................................      1,172,109
                                                                             --------------
   Net investment loss .....................................................       (486,243)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   Net realized gain/(loss) from investments ...............................     19,623,580
   Net change in unrealized appreciation/(depreciation) on investments .....    (14,010,093)
                                                                             --------------
Net realized and unrealized gain from investments ..........................      5,613,487
                                                                             --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................... $    5,127,244
                                                                             ==============

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE            FOR THE
                                                                               YEAR ENDED         YEAR ENDED
                                                                             AUGUST 31, 2010    AUGUST 31, 2009
                                                                             ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ..................................................... $      (486,243)   $      (430,465)
   Net realized gain/(loss) from investments ...............................      19,623,580        (57,964,843)
   Net change in unrealized appreciation/(depreciation) on investments .....     (14,010,093)        17,425,741
                                                                             ---------------    ---------------
Net increase/(decrease) in net assets resulting from operations ............       5,127,244        (40,969,567)
                                                                             ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL TRANSACTIONS:
   Institutional Class
      Proceeds from shares sold ............................................       8,195,988          6,194,651
      Distributions for shares redeemed ....................................     (13,976,421)       (32,754,100)
                                                                             ---------------    ---------------
      Total Institutional Class ............................................      (5,780,433)       (26,559,449)
   Investor Class
      Proceeds from shares sold ............................................       5,494,728          2,931,980
      Distributions for shares redeemed ....................................     (13,630,981)       (13,476,265)
                                                                             ---------------    ---------------
   Total Investor Class ....................................................      (8,136,253)       (10,544,285)
                                                                             ---------------    ---------------
Net decrease in net assets from capital share transactions .................     (13,916,686)       (37,103,734)
                                                                             ---------------    ---------------
Total decrease in net assets ...............................................      (8,789,442)       (78,073,301)
                                                                             ---------------    ---------------

NET ASSETS
   Beginning of year .......................................................      88,949,455        167,022,756
                                                                             ---------------    ---------------
   End of year ............................................................. $    80,160,013    $    88,949,455
                                                                             ===============    ===============

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                                                FOR THE            FOR THE
                                                                               YEAR ENDED         YEAR ENDED
                                                                             AUGUST 31, 2010    AUGUST 31, 2009
                                                                             ---------------    ---------------
INCREASE/(DECREASE) IN SHARES OUTSTANDING
   DERIVED FROM SHARE TRANSACTIONS:
   Institutional Class
      Shares sold ..........................................................         519,898            550,481
      Shares redeemed ......................................................        (912,854)        (2,890,397)
                                                                             ---------------    ---------------
      Total Institutional Class ............................................        (392,956)        (2,339,916)
   Investor Class
      Shares sold ..........................................................         360,412            272,329
      Shares redeemed ......................................................        (895,346)        (1,233,242)
                                                                             ---------------    ---------------
      Total Investor Class .................................................        (534,934)          (960,913)
                                                                             ---------------    ---------------
   Total decrease in shares outstanding derived from share transactions ....        (927,890)        (3,300,829)
                                                                             ===============    ===============

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.

                                                                        INSTITUTIONAL CLASS
                                                      ---------------------------------------------------------
                                                       FOR THE     FOR THE     FOR THE     FOR THE     FOR THE
                                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                                        ENDED       ENDED       ENDED       ENDED       ENDED
                                                       8/31/10     8/31/09     8/31/08     8/31/07     8/31/06
                                                      ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .................. $   14.03   $   17.35   $   24.61   $   27.74   $   28.78
                                                      ---------   ---------   ---------   ---------   ---------
Net investment loss* ................................     (0.07)      (0.05)      (0.13)      (0.08)      (0.16)
Net realized and unrealized gain/(loss)
   from investments .................................      0.85       (3.27)      (3.99)       2.74        3.08
                                                      ---------   ---------   ---------   ---------   ---------
Net increase/(decrease) in net assets
   resulting from operations ........................      0.78       (3.32)      (4.12)       2.66        2.92
                                                      ---------   ---------   ---------   ---------   ---------
Distributions to shareholders from:
Net realized capital gains ..........................        --          --       (3.14)      (5.79)      (3.96)
                                                      ---------   ---------   ---------   ---------   ---------
Net asset value, end of year ........................ $   14.81   $   14.03   $   17.35   $   24.61   $   27.74
                                                      =========   =========   =========   =========   =========
Total investment return(1) ..........................      5.56%     (19.08)%    (19.33)%     10.29%      12.46%
                                                      =========   =========   =========   =========   =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) ............. $  31,714   $  35,571   $  84,546   $ 197,415   $ 189,920
Ratio of expenses to average net assets
   with waivers and reimbursements ..................      1.25%       1.25%       1.25%       1.25%       1.25%
Ratio of expenses to average net assets
   without waivers and reimbursements ...............      1.51%       1.57%       1.44%       1.43%       1.43%
Ratio of net investment loss to
   average net assets ...............................     (0.48)%     (0.44)%     (0.64)%     (0.30)%     (0.55)%
Portfolio turnover rate .............................    196.03%     159.14%     162.10%     142.45%     126.64%

----------
*     Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.

                                                                                INVESTOR CLASS
                                                     --------------------------------------------------------------------------
                                                       FOR THE        FOR THE          FOR THE         FOR THE        FOR THE
                                                        YEAR           YEAR             YEAR            YEAR           YEAR
                                                        ENDED          ENDED            ENDED           ENDED          ENDED
                                                       8/31/10        8/31/09          8/31/08         8/31/07        8/31/06
                                                     -----------    -----------      -----------     -----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ...............   $     13.86    $     17.14      $     24.38     $     27.56    $     28.65
                                                     -----------    -----------      -----------     -----------    -----------
Net investment loss* .............................         (0.09)         (0.06)           (0.14)          (0.10)         (0.18)
Net realized and unrealized gain/(loss)
   from investments ..............................          0.84          (3.22)           (3.96)           2.71           3.05
                                                     -----------    -----------      -----------     -----------    -----------
Net increase/(decrease) in net assets
   resulting from operations .....................          0.75          (3.28)           (4.10)           2.61           2.87
                                                     -----------    -----------      -----------     -----------    -----------
Distributions to shareholders from:
Net realized capital gains .......................            --             --            (3.14)          (5.79)         (3.96)
                                                     -----------    -----------      -----------     -----------    -----------
Net asset value, end of year .....................   $     14.61    $     13.86      $     17.14     $     24.38    $     27.56
                                                     ===========    ===========      ===========     ===========    ===========
Total investment return(1) .......................          5.41%        (19.14)%         (19.45)%         10.15%         12.33%
                                                     ===========    ===========      ===========     ===========    ===========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) ..........   $    48,446    $    53,379      $    82,477     $   135,752    $   147,471
Ratio of expenses to average net assets
   with waivers and reimbursements ...............          1.35%          1.35%            1.35%           1.35%          1.35%
Ratio of expenses to average net assets
   without waivers and reimbursements ............          1.62%          1.67%            1.54%           1.53%          1.53%
Ratio of net investment loss to
   average net assets ............................         (0.58)%        (0.56)%          (0.74)%         (0.40)%        (0.65)%
Portfolio turnover rate ..........................        196.03%        159.14%          162.10%         142.45%        126.64%

--------------
*    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has eighteen active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the "Fund"), which commenced investment operations on October 1, 1999. As of the date hereof, the Fund offers two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

     PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     FAIR VALUE MEASUREMENTS -- The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described below:

     - Level 1 - unadjusted quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of August 31, 2010 is included with the Fund's Portfolio of Investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund's net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company's Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily for the purpose of determining the NAV of the Fund.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     CASH AND CASH EQUIVALENTS -- The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

     OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  INVESTMENT ADVISER AND OTHER SERVICES

     Bogle Investment Management, L.P. (the "Adviser" or "Bogle") serves as the Fund's investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund's average daily net assets.

     The Adviser has contractually agreed to limit the Fund's total operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) through December 31, 2010 to the extent that such expenses exceed 1.25% of the average daily net assets of the Fund's Institutional Class and 1.35% of the average daily net assets of the Fund's Investor Class. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. The contractual fee waiver does not provide for recoupment of fees that were waived or expenses that were reimbursed. For the year ended August 31, 2010, investment advisory fees and waivers of the Fund were as follows:

    GROSS                                  NET
ADVISORY FEES        WAIVERS           ADVISORY FEES
-------------      -----------         -------------
$     894,054      $ (225,810)         $     668,244

     The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed.

     In addition to serving as the Fund's investment adviser, Bogle provides certain shareholder services to the Investor Class of the Fund. As compensation for such services, the Adviser receives a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund's Investor Class.

     BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), formerly known as PNC Global Investment Servicing (U.S.), Inc., serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets, subject to certain minimum monthly fees.

     BNY Mellon has voluntarily agreed to waive a portion of its administration and accounting fees for the Fund. For the year ended August 31, 2010, administration and accounting fees and waivers of the Fund were as follows:

GROSS ADMINISTRATION                           NET ADMINISTRATION
   AND ACCOUNTING                                AND ACCOUNTING
        FEES                   WAIVERS                FEES
--------------------        --------------     ------------------
$            135,265        $     (11,176)     $          124,089

     For providing regulatory administration services to RBB, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In addition, BNY Mellon serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets and is subject to certain minimum monthly fees.

     For providing custodial services to the Fund, PFPC Trust Company, a member of The Bank of New York Mellon Corporation, is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets subject to certain minimum monthly fees.

     BNY Mellon Distributors Inc., formerly known as PFPC Distributors, Inc., serves as the principal underwriter and distributor of the Fund's shares pursuant to a Distribution Agreement with RBB.

     The Fund will not pay The Bank of New York Mellon Corporation or any of its members or BNY Mellon's affiliates at a later time for any amounts waived or any amounts assumed.

3. DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the fiscal year ended August 31, 2010 was $12,357. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

     For the year ended August 31, 2010, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

      INVESTMENT SECURITIES
-----------------------------------
  PURCHASES               SALES
-------------        --------------
$ 172,090,076        $  186,201,910

5.  CAPITAL SHARE TRANSACTIONS

     As of August 31, 2010, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for the Investor Class.

     As of August 31, 2010, the Fund had two shareholder accounts and/or omnibus accounts (comprised of a group of individual shareholders) that held 34% of the total shares outstanding of the Fund.

6.  FEDERAL INCOME TAX INFORMATION

     Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     As of August 31, 2010, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

 FEDERAL TAX        UNREALIZED          UNREALIZED            NET UNREALIZED
    COST           APPRECIATION        DEPRECIATION            DEPRECIATION
-------------      -------------      ----------------       ----------------
$  81,527,416      $   8,218,829      $    (9,592,817)       $    (1,373,988)

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     The following permanent differences as of August 31, 2010, primarily attributable to a net operating loss and investments in passive foreign investment companies, were reclassified to the following accounts:

 UNDISTRIBUTED            ACCUMULATED
NET INVESTMENT            NET REALIZED                     PAID-IN
 INCOME/(LOSS)             GAIN/(LOSS)                     CAPITAL
--------------            ------------                   -----------
$      486,243            $   (69,839)                   $ (416,404)

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

     There were no dividends or distributions paid during the fiscal year ended August 31, 2010. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     As of August 31, 2010, the Fund had a capital loss carryforward of $65,547,173 available to offset future capital gains. This capital loss carryforward will expire as follows:

August 31, 2018 ................    $ 26,317,731
August 31, 2017 ................    $ 36,842,815
August 31, 2016 ................    $  2,386,627

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2010, the Fund did not incur a net post-October capital loss.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

7.  NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

8.  SUBSEQUENT EVENT

     Management has evaluated the impact of all subsequent events on the Fund though the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The RBB Fund, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]

Philadelphia, Pennsylvania
October 22, 2010

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                  (UNAUDITED)

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. There were no dividends paid during the fiscal year ended August 31, 2010.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2011.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                OTHER INFORMATION
                                  (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(877) 264-5346 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between Bogle and the Company (the "Advisory Agreement") on behalf of the Fund at a meeting of the Board held on May 6, 2010. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Bogle's services provided to the Fund; (ii) descriptions of the experience and qualifications of Bogle's personnel providing those services; (iii) Bogle's investment philosophies and processes; (iv) Bogle's assets under management and client descriptions; (v) Bogle's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Bogle's current advisory fee arrangement with the Company and other similarly managed clients; (vii) Bogle's compliance procedures; (viii) Bogle's financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund;
(ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          OTHER INFORMATION (CONCLUDED)
                                  (UNAUDITED)

     As part of their review, the Directors considered the nature, extent and quality of the services provided by Bogle. The Directors concluded that Bogle had substantial resources to provide services to the Fund and that Bogle's services had been acceptable.

     The Directors also considered the investment performance of the Fund and Bogle. Information on the Fund's investment performance was provided for one, two, three, four and five year periods. The Directors considered the Fund's investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Directors noted that the performance of the Fund was better than its peer group median for the one year period.

     The Board of Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund's total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that although the contractual advisory fees of the Fund were higher than the peer group median, the actual advisory fees of the Fund and the actual total expenses of the Fund were both lower than the peer group median. The Directors also noted Bogle's commitment to shareholders to limit the asset base of the Fund in an effort to maximize long-term returns for its shareholders. In addition, the Directors noted that Bogle has contractually agreed to limit total annual operating expenses to agreed upon levels for each class of the Fund through at least December 31, 2010 and that Bogle expects to continue these fee waivers and expense reimbursements.

     After reviewing the information regarding Bogle's costs, profitability and economies of scale, and after considering Bogle's services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2011.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                 FUND MANAGEMENT
                                  (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN         OTHER
                      POSITION(S)  TERM OF OFFICE                                              FUND COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS,        HELD      AND LENGTH OF               PRINCIPAL OCCUPATION(S)         OVERSEEN BY           HELD BY
  AND DATE OF BIRTH   WITH FUND    TIME SERVED(1)               DURING PAST 5 YEARS              DIRECTOR*           DIRECTOR
--------------------  -----------  ---------------  -----------------------------------------  ------------  ----------------------
                                                      DISINTERESTED DIRECTORS

Nicholas A. Giordano  Director     2006 to present  Consultant, financial services                  18       Kalmar Pooled
103 Bellevue Parkway                                organizations from 1997 to present.                      Investment Trust;
Wilmington, DE 19809                                                                                         (registered
DOB: 3/43                                                                                                    investment company)
                                                                                                             WT Mutual Fund;
                                                                                                             (registered
                                                                                                             investment company)
                                                                                                             Independence
                                                                                                             Blue Cross;
                                                                                                             IntriCon Corporation
                                                                                                             (industrial
                                                                                                             furnaces and ovens)

Francis J. McKay      Director     1988 to present  Retired; Executive Vice President and           18       None
103 Bellevue Parkway                                Chief Operating Officer, Fox Chase
Wilmington, DE 19809                                Cancer Center (biomedical research and
DOB: 12/35                                          medical care) (1981-2004).

Arnold M. Reichman    Chairman     2005 to present  Director, Gabelli Group Capital Partners,       18       None
103 Bellevue Parkway                                L.P. (an investment partnership) from
Wilmington, DE 19809  Director     1991 to present  2000 to 2006.
DOB: 5/48

----------------
* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                          BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN         OTHER
                     POSITION(S)  TERM OF OFFICE                                               FUND COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS,       HELD      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY           HELD BY
  AND DATE OF BIRTH  WITH FUND    TIME SERVED(1)              DURING PAST 5 YEARS                DIRECTOR*           DIRECTOR
-------------------- -----------  ---------------  -----------------------------------------   ------------  ----------------------
                                                       DISINTERESTED DIRECTORS

Marvin E. Sternberg   Director    1991 to present  Since 1974, Chairman, Director and            18          MTI Holding Group, Inc.
103 Bellevue Parkway                               President, MTI Holding Group, Inc.                        (formerly known as
Wilmington, DE 19809                               (formerly known as Moyco Technologies,                    Moyco Technologies,
DOB: 3/34                                          Inc.) (manufacturer of dental products                    Inc.)
                                                   and precision coated and industrial
                                                   abrasives). Since 1999, Director,
                                                   Pennsylvania Business Bank.

Robert A. Straniere   Director    2006 to present  Since 2009, Administrative Law Judge,         18          Reich and Tang Group
103 Bellevue Parkway                               New York City; Founding Partner,                          (asset management);
Wilmington, DE 19809                               Straniere Law Firm (1980 to date);                        The SPARX Asia Funds
DOB: 3/41                                          Partner, Gotham Strategies (consulting                    (registered investment
                                                   firm) (2005 to 2008); Partner, The Gotham                 company) (until 2009)
                                                   Global Group (consulting firm) (2005 to
                                                   2008); President, The New York City Hot
                                                   Dog Company (2005 to present); and
                                                   Partner, Kanter-Davidoff (law firm)
                                                   (2006 to 2007).

-------------------
* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                          BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN          OTHER
                      POSITION(S)  TERM OF OFFICE                                              FUND COMPLEX        DIRECTORSHIPS
   NAME, ADDRESS,        HELD       AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY           HELD BY
  AND DATE OF BIRTH    WITH FUND   TIME SERVED(1)              DURING PAST 5 YEARS               DIRECTOR*           DIRECTOR
--------------------  -----------  ---------------  -----------------------------------------  -------------  ----------------------
                                                      INTERESTED DIRECTORS (2)

Julian A. Brodsky      Director    1988 to present  Since 1969, Director and Vice Chairman,          18       Comcast Corporation;
103 Bellevue Parkway                                Comcast Corporation (cable television                     AMDOCS Limited
Wilmington, DE 19809                                and communications).                                      (service provider to
DOB: 7/33                                                                                                     telecommunications
                                                                                                              companies)

Robert Sablowsky       Director    1991 to present  Since July 2002, Senior Director and  prior      18       Kensington Funds
103 Bellevue Parkway                                thereto, Executive Vice President of                      (registered investment
Wilmington, DE 19809                                Oppenheimer & Co., Inc., formerly                         company) (until 2009)
DOB: 4/38                                           Fahnestock & Co., Inc. (a registered
                                                    broker-dealer).

J. Richard Carnall     Director    2002 to present  Director of Haydon Bolts, Inc. (bolt             18       Cornerstone Bank
103 Bellevue Parkway                                manufacturer) and Parkway Real Estate
Wilmington, DE 19809                                Company (subsidiary of Haydon Bolts,
DOB: 9/38                                           Inc.) since 1984; and Director of
                                                    Cornerstone Bank since March 2004.

------------------
* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. ("PNC") . PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company's Money Market Portfolio. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                          BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)

                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN      OTHER
                                POSITION(S) TERM OF OFFICE                                              FUND COMPLEX   DIRECTORSHIPS
       NAME, ADDRESS,              HELD     AND LENGTH OF               PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
     AND DATE OF BIRTH           WITH FUND  TIME SERVED(1)               DURING PAST 5 YEARS              DIRECTOR*       DIRECTOR
----------------------------    ----------- ---------------  -----------------------------------------  -------------  -------------
                                                              OFFICERS

Salvatore Faia, Esquire,       President    President June   President, Vigilant Compliance Services         N/A             N/A
CPA                            and Chief    2009 to present  since 2004; Senior Legal Counsel, PNC
Vigilant Compliance Services   Compliance   and Chief        Global Investment Servicing (U.S.), Inc.
Brandywine Two                 Officer      Compliance       from 2002 to 2004; and Director of Energy
5 Christy Drive, Suite 209                  Officer 2004 to  Income Partnership since 2005.
Chadds Ford, PA 19317                       present
DOB: 12/62

Joel Weiss                     Treasurer    June 2009 to     Since 1993 Vice President and Managing          N/A             N/A
103 Bellevue Parkway                        present          Director, BNY Mellon Investment
Wilmington, DE 19809                                         Servicing (US) Inc. (formerly PNC Global
DOB: 1/63                                                    Investment Servicing (U.S.) Inc.) (finan-
                                                             cial services company)

Jennifer Rogers                Secretary    2007 to present  Since 2005, Vice President and Counsel,         N/A             N/A
301 Bellevue Parkway                                         BNY Mellon Investment Servicing (US)
2nd Floor                                                    Inc. (formerly PNC Global Investment
Wilmington, DE 19809                                         Servicing (U.S.) Inc. (financial services
DOB: 7/74                                                    company); Associate, Stradley, Ronon,
                                                             Stevens & Young, LLC (law firm) from
                                                             1999 to 2005.

James G. Shaw                  Assistant    2005 to present  Since 1995, Vice President of BNY Mellon        N/A             N/A
103 Bellevue Parkway           Treasurer                     Investment Servicing (US) Inc. (formerly
Wilmington, DE 19809                                         PNC Global Investment Servicing (U.S.)
DOB: 10/60                                                   Inc. (financial services company)

Michael P. Malloy              Assistant    1999 to present  Since 1993, Partner, Drinker Biddle &           N/A             N/A
One Logan Square, Ste. 2000    Secretary                     Reath LLP (law firm)
Philadelphia, PA 19103-6996
DOB: 7/59

--------------------
* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER

Bogle Investment Management, L.P.
2310 Washington Street
Suite 310
Newton Lower Falls, MA 02462

ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER

BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN

PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL

Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

===============================================================================

                           BOGLE INVESTMENT MANAGEMENT

                              SMALL CAP GROWTH FUND
                              OF THE RBB FUND, INC.

                                  ANNUAL REPORT
                                 AUGUST 31, 2010

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

                     (MARVIN & PALMER ASSOCIATES,INC. LOGO)
                            GLOBAL EQUITY MANAGEMENT

                                MARVIN & PALMER
                                    LARGE CAP
                                   GROWTH FUND

                             of The RBB Fund, Inc.

                                 ANNUAL REPORT
                                August 31, 2010

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FUND. SHARES OF THE FUND ARE DISTRIBUTED BY BNY MELLON DISTRIBUTORS INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406.

                                   (GRAPHIC)

                                MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                AUGUST 31, 2010
                                  (UNAUDITED)

DEAR FELLOW SHAREHOLDER:

During the period from September 1, 2009 through August 31, 2010 the Fund gained 5.28%, while the Russell 1000 Growth Index gained 6.14% for the same period.

INVESTMENT CLIMATE AND OUTLOOK

The year ended August 31, 2010 was a volatile time for investors. There were concerns about the timing of the eventual tightening of monetary policy in the developed economies which contributed to a general mood of caution among market participants. In the United States, fears about a double-dip recession were stoked by rising inventory in the housing market and falling mortgage applications, weaker consumer confidence and no pick-up in the job market. Election uncertainties, particularly in the U.S., also tempered market returns.

While these concerns were valid, we believe the resolution of these uncertainties combined with the cheap level of markets (10-12x earnings) offer a very bullish outlook for the next 12-15 months. We believe the economic outlook should continue to improve partially due to strength outside the U.S., especially in the emerging markets.

Real pay per worker is rising in the United States, and that benefits those consumers who remain employed. Corporate profits are causing a rebuilding of inventories, and a strong technology upgrade cycle is occurring that reinforces our existing overweight positions in industrials and technology. We believe that in a low-growth environment the market will increasingly favor and reward the kind of high-quality growth companies on which the Fund focuses.

INVESTMENT REVIEW AND PORTFOLIO STRATEGY

The Marvin & Palmer Large Cap Growth Fund trailed the Russell 1000 Growth Index while slightly outperforming the broader S&P 500 Index during the one year period ended August 31, 2010. Information technology was the Fund's largest contributor to performance, while health care and financials were the largest detractors. The Fund's best performing stocks were Salesforce.com, Cognizant Technology and NetApp. The worst contributing stocks were Seagate Technology, McDonald's Corporation and Gilead Sciences.

We remain overweight in the technology, industrials and consumer discretionary sectors. The combination of growth in smart phones and cloud computing and increased corporate spending makes the technology sector especially attractive in a slow growth environment. Capital spending related companies are benefiting from economic strength that comes from the developing world, with the primary beneficiaries being the industrials and technology sectors.

We appreciate your support and confidence in our firm's investment philosophy, process and people.

David F. Marvin, CFA
Chairman
Marvin & Palmer Associates, Inc.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                  ANNUAL REPORT
                                 AUGUST 31, 2010
                                   (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
                Marvin & Palmer vs. Russell 1000(R) Growth Index

                              (PERFORMANCE GRAPH)

            Marvin & Palmer   Russell 1000 Growth Index
            ---------------   -------------------------
6/29/2007       10000                10000
8/31/2007       10200                10001
2/29/2008        9782                 9345
8/31/2008        9322                 9325
2/28/2009        5320                 5605
8/31/2009        6665                 7764
2/28/2010        7218                 8643
8/31/2010        7017                 8241

This chart assumes a hypothetical $10,000 initial investment in the Fund made on June 29, 2007 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000(R) Growth Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

                Total Returns for the Year Ended August 31, 2010

                                  AVERAGE ANNUAL
                               ---------------------
                                            SINCE
                               ONE YEAR   INCEPTION*
                               --------   ----------
LARGE CAP GROWTH FUND            5.28%     -10.57%
RUSSELL 1000(R) GROWTH INDEX     6.14%      -5.98%

*    INCEPTION DATE JUNE 29, 2007.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING (877) 821-2117. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 2.27% AND THE FUND'S NET OPERATING EXPENSE RATIO IS 0.80%. THE EXPENSE RATIO IS CONTRACTUALLY CAPPED AT 0.80% THROUGH DECEMBER 31, 2010, WITHOUT WHICH PERFORMANCE WOULD HAVE BEEN LESS. THIS CAP CAN BE DISCONTINUED AT ANY TIME AFTER DECEMBER 31, 2010.

THE FUND'S TOTAL RETURNS SINCE INCEPTION ARE BASED ON A CHANGE IN NET ASSET VALUE FROM $10.00 PER SHARE ON JUNE 29, 2007 (INCEPTION) TO $6.98 PER SHARE ON AUGUST 31, 2010.

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

                                MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                            FUND EXPENSE DISCLOSURE
                                AUGUST 31, 2010
                                  (UNAUDITED)

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2010 through August 31, 2010, and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              LARGE CAP GROWTH FUND
                                 ----------------------------------------------------
                                 BEGINNING ACCOUNT   ENDING ACCOUNT
                                        VALUE             VALUE        EXPENSES PAID
                                   MARCH 1, 2010     AUGUST 31, 2010   DURING PERIOD*
                                 -----------------   ---------------   --------------
Actual                               $1,000.00          $  972.10           $3.98
Hypothetical (5% return before
   expenses)                          1,000.00           1,025.21            4.08

----------
* Expenses are equal to an annualized six-month expense ratio of 0.80% for the Fund which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the one-half year period. The Fund's ending account values are based on the actual six-month total return for the Fund of -2.79%.

                                MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                AUGUST 31, 2010
                                  (UNAUDITED)

                                               % of Net
                                                Assets       Value
                                               --------   ----------
Common Stocks:
   Software & Services .....................     20.3%    $1,820,257
   Capital Goods ...........................     17.4      1,558,713
   Technology Hardware & Equipment .........     15.0      1,345,352
   Retailing ...............................      9.5        851,121
   Consumer Durables & Apparel .............      6.0        536,020
   Food, Beverage & Tobacco ................      4.5        401,664
   Health Care Equipment & Services ........      4.1        366,897
   Materials ...............................      3.9        355,214
   Household Products ......................      3.6        323,856
   Transportation ..........................      3.5        310,548
   Semiconductors & Semiconductors
      Equipment ............................      3.1        283,069
   Energy ..................................      2.9        257,029
   Pharmaceuticals, Biotechnology &
      Life Sciences ........................      1.3        119,756
   Insurance ...............................      1.2        111,254
   Banking .................................      1.1        101,265
   Telecommunications ......................      0.5         46,860
Other Assets In Excess of Liabilities ......      2.1        191,414
                                                -----     ----------
NET ASSETS .................................    100.0%    $8,980,289
                                                =====     ==========

Portfolio holdings are subject to change at any time.

    The accompanying notes are an integral part of the financial statements.

                                MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                AUGUST 31, 2010

                                                            Shares      Value
                                                            ------   ----------
COMMON STOCKS -- 97.9%
BANKING -- 1.1%
Wells Fargo & Co. .......................................    4,300   $  101,265
                                                                     ----------
CAPITAL GOODS -- 17.4%
Boeing Co., (The) .......................................    3,100      189,503
Bucyrus International, Inc. .............................    1,700       97,733
Caterpillar, Inc. .......................................    1,800      117,288
Cummins, Inc. ...........................................    3,500      260,435
Joy Global, Inc. ........................................    3,700      209,938
Precision Castparts Corp. ...............................    3,100      350,858
Rockwell Collins, Inc. ..................................    1,700       91,681
United Technologies Corp. ...............................    3,700      241,277
                                                                     ----------
                                                                      1,558,713
                                                                     ----------
CONSUMER DURABLES & APPAREL -- 6.0%
Hasbro, Inc. ............................................    3,200      129,152
NIKE, Inc., Class B .....................................    4,400      308,000
VF Corp. ................................................    1,400       98,868
                                                                     ----------
                                                                        536,020
                                                                     ----------
ENERGY -- 2.9%
Continental Resources, Inc.* ............................    2,000       81,040
Schlumberger Ltd. .......................................    3,300      175,989
                                                                     ----------
                                                                        257,029
                                                                     ----------
FOOD, BEVERAGES & TOBACCO -- 4.5%
Altria Group, Inc. ......................................    2,800       62,496
General Mills, Inc. .....................................    3,700      133,792
PepsiCo, Inc. ...........................................    3,200      205,376
                                                                     ----------
                                                                        401,664
                                                                     ----------
HEALTH CARE EQUIPMENT & SERVICES -- 4.1%
CIGNA Corp. .............................................    2,100       67,662
Express Scripts, Inc.* ..................................    2,800      119,280
McKesson Corp. ..........................................    3,100      179,955
                                                                     ----------
                                                                        366,897
                                                                     ----------
HOUSEHOLD PRODUCTS -- 3.6%
Colgate-Palmolive Co. ...................................    1,800      132,912
Procter & Gamble Co., (The) .............................    3,200      190,944
                                                                     ----------
                                                                        323,856
                                                                     ----------
INSURANCE -- 1.2%
Prudential Financial, Inc. ..............................    2,200      111,254
                                                                     ----------
MATERIALS -- 3.9%
Cliffs Natural Resources, Inc. ..........................    3,400      208,046
Newmont Mining Corp. ....................................    2,400      147,168
                                                                     ----------
                                                                        355,214
                                                                     ----------
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 1.3%
Life Technologies Corp.* ................................    2,800      119,756
                                                                     ----------

                                                            Shares      Value
                                                            ------   ----------
RETAILING -- 9.5%
Amazon.com, Inc.* .......................................    2,800   $  349,524
Home Depot, Inc. ........................................    3,700      102,897
O' Reilly Automotive, Inc.* .............................    1,400       66,178
Target Corp. ............................................    2,000      102,320
TJX Cos., Inc. (The) ....................................    5,800      230,202
                                                                     ----------
                                                                        851,121
                                                                     ----------
SEMICONDUCTORS & SEMICONDUCTORS EQUIPMENT -- 3.1%
Avago Technologies Ltd. (Singapore)* ....................    5,200      104,780
Micron Technology, Inc.* ................................    8,900       57,539
Xilinx, Inc. ............................................    5,000      120,750
                                                                     ----------
                                                                        283,069
                                                                     ----------
SOFTWARE & SERVICES -- 20.3%
Akamai Technologies, Inc.* ..............................    4,600      211,922
Cognizant Technology Solutions Corp.,
   Class A* .............................................    7,000      403,235
Google, Inc., Class A* ..................................      285      128,256
Intuit, Inc.* ...........................................    3,300      141,240
Oracle Corp. ............................................    4,000       87,520
Salesforce.com, Inc.* ...................................    4,000      439,520
VMware, Inc., Class A* ..................................    5,200      408,564
                                                                     ----------
                                                                      1,820,257
                                                                     ----------
TECHNOLOGY HARDWARE & EQUIPMENT -- 15.0%
Agilent Technologies, Inc.* .............................    3,700       99,789
Amphenol Corp., Class A .................................    2,800      114,016
Apple, Inc.* ............................................    1,650      401,560
Cisco Systems, Inc.* ....................................   11,300      226,565
EMC Corp.* ..............................................    6,400      116,736
F5 Networks, Inc.* ......................................    1,000       87,430
NetApp, Inc.* ...........................................    7,400      299,256
                                                                     ----------
                                                                      1,345,352
                                                                     ----------
TELECOMMUNICATIONS -- 0.5%
American Tower Corp., Class A* ..........................    1,000       46,860
                                                                     ----------
TRANSPORTATION -- 3.5%
CSX Corp. ...............................................    1,400       69,846
Union Pacific Corp. .....................................    3,300      240,702
                                                                     ----------
                                                                        310,548
                                                                     ----------
   TOTAL COMMON STOCKS
      (Cost $7,581,986) .................................             8,788,875
                                                                     ----------
TOTAL INVESTMENTS -- 97.9%
   (Cost $7,581,986) ....................................             8,788,875
                                                                     ----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.1% ...........               191,414
                                                                     ----------
NET ASSETS -- 100.0% ....................................            $8,980,289
                                                                     ==========

----------
*    Non-income producing.

    The accompanying notes are an integral part of the financial statements.

                                MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                AUGUST 31, 2010

The following is a summary of the inputs used, as of August 31, 2010, in valuing the Fund's investments carried at market value (See note 1 in Notes to Financial Statements):

                                                               LEVEL 2       LEVEL 3
                                   TOTAL         LEVEL 1    SIGNIFICANT   SIGNIFICANT
                                 VALUE AT        QUOTED      OBSERVABLE   UNOBSERVABLE
                             AUGUST 31, 2010      PRICE        INPUTS        INPUTS
                             ---------------   ----------   -----------   ------------
Investments in Securities*      $8,788,875     $8,788,875       $--            $--
                                ==========     ==========       ===            ===

* Please refer to the Portfolio of Investments for industry and security type breakouts.

    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2010

ASSETS
   Investments, at value (Cost $7,581,986) ................................   $  8,788,875
   Cash and cash equivalents ..............................................        142,590
   Receivables
      Investments sold ....................................................        144,071
      Investment adviser ..................................................         32,130
      Dividends and interest ..............................................         11,236
   Prepaid expenses and other assets ......................................         10,915
                                                                              ------------
      Total assets ........................................................      9,129,817
                                                                              ------------
LIABILITIES
   Payables for investments purchased .....................................         95,588
   Other accrued expenses and liabilities .................................         53,940
                                                                              ------------
      Total liabilities ...................................................        149,528
                                                                              ------------
   Net Assets .............................................................   $  8,980,289
                                                                              ============
NET ASSETS CONSIST OF
   Par value ..............................................................   $      1,286
   Paid-in capital ........................................................     18,851,110
   Accumulated net realized loss from investments .........................    (11,078,996)
   Net unrealized appreciation on investments .............................      1,206,889
                                                                              ------------
   Net Assets .............................................................   $  8,980,289
                                                                              ------------
   Shares outstanding ($0.001 par value, 100,000,000 shares authorized) ...      1,285,953
                                                                              ------------
   Net asset value, offering and redemption price per share ...............   $       6.98
                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2010

INVESTMENT INCOME
   Dividends ...................................................   $   109,267
   Interest ....................................................           253
                                                                   -----------
      Total investment income ..................................       109,520
                                                                   -----------
EXPENSES
   Administration and accounting fees ..........................       153,359
   Advisory fees ...............................................        89,594
   Audit fees ..................................................        24,599
   Registration and filing fees ................................        22,128
   Directors' and officers' fees ...............................        21,432
   Printing and shareholder reporting fees .....................        18,740
   Legal fees ..................................................        11,067
   Transfer agent fees .........................................         9,118
   Insurance ...................................................         5,379
   Custodian fees ..............................................         4,117
   Other expenses ..............................................         1,991
                                                                   -----------
      Total expenses before waivers and reimbursements .........       361,524
                                                                   -----------
      Less: waivers and reimbursements .........................      (251,254)
                                                                   -----------
      Net expenses after waivers and reimbursements ............       110,270
                                                                   -----------
   Net investment loss .........................................          (750)
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   NET REALIZED GAIN/(LOSS) FROM:
      Investments ..............................................     3,394,602
   NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ..............................................    (1,818,562)
                                                                   -----------
   Net realized and unrealized gain from investments ...........     1,576,040
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $ 1,575,290
                                                                   ===========

    The accompanying notes are an integral part of the financial statements.

                                MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    FOR THE YEAR      FOR THE YEAR
                                                                                       ENDED            ENDED
                                                                                  AUGUST 31, 2010   AUGUST 31, 2009
                                                                                  ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ...............................................    $       (750)     $     67,304
   Net realized gain/(loss) from investments ..................................       3,394,602       (10,342,051)
   Net change in unrealized appreciation/(depreciation) from investments ......      (1,818,562)        1,991,618
                                                                                   ------------      ------------
Net increase/(decrease) in net assets resulting from operations ...............       1,575,290        (8,283,129)
                                                                                   ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ......................................................         (31,926)          (63,113)
                                                                                   ------------      ------------
Net decrease in net assets from dividends and distributions to shareholders ...         (31,926)          (63,113)
                                                                                   ------------      ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares sold ..................................................       1,407,000         2,752,950
   Reinvestment of distributions ..............................................          31,506            62,459
   Shares redeemed ............................................................     (13,344,833)       (3,906,142)
                                                                                   ------------      ------------
Net decrease in net assets from capital transactions ..........................     (11,906,327)       (1,090,733)
                                                                                   ------------      ------------
Total decrease in net assets ..................................................     (10,362,963)       (9,436,975)
                                                                                   ------------      ------------
NET ASSETS
   Beginning of year ..........................................................      19,343,252        28,780,227
                                                                                   ------------      ------------
   End of year ................................................................    $  8,980,289      $ 19,343,252
                                                                                   ============      ============
   Undistributed net investment income end of year ............................    $         --      $     31,922
                                                                                   ============      ============
SHARE TRANSACTIONS:
   Shares sold ................................................................         191,656           449,528
   Shares reinvested ..........................................................           4,376            10,324
   Shares redeemed ............................................................      (1,823,327)         (633,123)
                                                                                   ------------      ------------
   Total share transactions ...................................................      (1,627,295)         (173,271)
                                                                                   ============      ============


    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                             FOR THE YEAR    FOR THE YEAR      FOR THE YEAR     FOR THE PERIOD
                                                                 ENDED           ENDED            ENDED         JUNE 29, 2007*
                                                           AUGUST 31, 2010  AUGUST 31, 2009  AUGUST 31, 2008  TO AUGUST 31, 2007
                                                           ---------------  ---------------  ---------------  ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ....................      $  6.64         $  9.32           $ 10.20          $ 10.00
                                                               -------         -------           -------          -------
Net investment income/(loss) ............................           --(1)         0.02              0.01               --(1)
Net realized and unrealized gain/(loss) on investments ..         0.35           (2.68)            (0.89)            0.20
                                                               -------         -------           -------          -------
Net increase/(decrease) in net assets resulting from
   operations ...........................................         0.35           (2.66)            (0.88)            0.20
                                                               -------         -------           -------          -------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ...................................        (0.01)          (0.02)               --(1)            --
                                                               -------         -------           -------          -------
Net asset value, end of period ..........................      $  6.98         $  6.64           $  9.32          $ 10.20
                                                               =======         =======           =======          =======
Total investment return(2) ..............................         5.28%         (28.51)%           (8.61)%           2.00%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...............      $ 8,980         $19,343           $28,780          $15,283
Ratio of expenses to average net assets .................         0.80%           0.80%             0.80%            0.80%(3)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ...................         2.62%           2.27%             2.09%            3.93%(3)
Ratio of net investment income (loss) to average
   net assets ...........................................        (0.01)%          0.37%             0.12%            0.21%(3)
Portfolio turnover rate .................................       138.68%         237.91%           252.37%           28.70%

*    Commencement of Operations.

(1)  Less than $0.005 per share.

(2) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)  Annualized.


    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER

                              LARGE CAP GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 AUGUST 31, 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has eighteen active investment portfolios, including the Marvin & Palmer Large Cap Growth Fund (the "Fund"), which commenced investment operations on June 29, 2007.

     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

     PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     FAIR VALUE MEASUREMENTS -- The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of August 31, 2010 is included with the Fund's Schedule of Investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Fund's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company's Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

                                 MARVIN & PALMER

                              LARGE CAP GROWTH FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                 AUGUST 31, 2010

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     CASH AND CASH EQUIVALENTS -- The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

     OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. INVESTMENT ADVISER AND OTHER SERVICES

     Marvin & Palmer Associates, Inc. ("Marvin & Palmer" or the "Adviser") serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. The Adviser has agreed to limit through December 31, 2010 the Fund's total operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to the extent that such expenses exceed 0.80% of the Fund's average daily net assets. This limitation is effected in waivers of advisory fees and reimbursement of expenses exceeding the advisory fee as necessary. If at any time during the three years ending March 4, 2013 the advisory agreement is in effect, the Fund's total annual operating expenses for that year are less than 0.80% of the Fund's average daily net assets, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund during such three-year period. For the year ended August 31, 2010, investment advisory fees accrued and waived were $89,594 and expenses reimbursed or to be reimbursed by the Adviser were $161,660. As of August 31, 2010, the total fees which were previously waived by the Advisor which may be subject to possible future reimbursements to the Adviser were as follows:

                     EXPIRATION
---------------------------------------------------
AUGUST 31, 2011   AUGUST 31, 2012   AUGUST 31, 2013
---------------   ---------------   ---------------
   $274,994          $268,864          $251,254

     BNY Mellon Investment Servicing (US), Inc. ("BNY Mellon"), formerly known as PNC Global Investment Servicing (U.S.), Inc., serves as administrator for the Fund. Administration and accounting fees accrued also include certain Transfer Agent and custodian fees. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets, subject to certain minimum monthly fees.

     Included in the administration and accounting fees are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

     In addition, BNY Mellon serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive out of pocket expenses.

     For providing custodial services to the Fund, PFPC Trust Company, a member of The Bank of New York Mellon Corp., is entitled to receive out of pocket expenses.

     BNY Mellon Distributors Inc., formerly PFPC Distributors, Inc., serves as the principal underwriter and distributor of the Fund's shares pursuant to a Distribution Agreement with RBB.

                                 MARVIN & PALMER

                              LARGE CAP GROWTH FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                 AUGUST 31, 2010

3. DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2010, was $7,258. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

     For the year ended ended August 31, 2010, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

                             PURCHASES       SALES
                            -----------   -----------
Investment Securities ...   $18,264,652   $30,012,993

5. SIGNIFICANT SHAREHOLDERS

     As of August 31, 2010, the Fund had 1 shareholder accounts and/or omnibus accounts (comprised of a group of individual shareholders) that amounted to 65% of the total shares outstanding of the Fund.

6. FEDERAL TAX INFORMATION

     Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (August 31, 2007 - 2010) and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     As of August 31, 2010, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX    UNREALIZED     UNREALIZED    NET UNREALIZED
   COST       APPRECIATION   DEPRECIATION    APPRECIATION
-----------   ------------   ------------   --------------
 $7,606,818    $1,559,277     $(377,220)      $1,182,057

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     The following permanent differences as of August 31, 2010, attributable to the net operating loss, were reclassified to the following accounts:

 UNDISTRIBUTED
NET INVESTMENT      PAID-IN
     (LOSS)         CAPITAL
--------------   -------------
   $754             $(754)

     As of August 31, 2010 the Fund had no tax-basis distributable earnings.

     The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.

                                 MARVIN & PALMER

                              LARGE CAP GROWTH FUND

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                                 AUGUST 31, 2010

     The tax character of distributions paid during the fiscal year ended August 31, 2010 and August 31, 2009, were was as follows:

                              Fiscal Year Ended   Fiscal Year Ended
                               August 31, 2010     August 31, 2009
                              -----------------   -----------------
Ordinary income ...........        $31,926               $63,113
Long-term capital gains ...             --                    --
                                   -------               -------
Total distributions .......        $31,926               $63,113
                                   -------               -------

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of August 31, 2010, the Fund had a capital loss carryforward of $11,054,164 which will expire as follows:

August 31, 2018 ...   $3,287,157
August 31, 2017 ...   $7,438,269
August 31, 2016 ...   $  328,738

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2010, the Fund did not incur a net post-October currency or capital loss.

7. NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

8. SUBSEQUENT EVENT

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                 MARVIN & PALMER

                              LARGE CAP GROWTH FUND

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE RBB FUND, INC.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marvin & Palmer Large Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopere LLP

Philadelphia, Pennsylvania
October 22, 2010

                                MARVIN & PALMER

                              LARGE CAP GROWTH FUND

                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year.

     During the fiscal year ended August 31, 2010, the following dividends and distributions were paid by the Fund:

ORDINARY     LONG-TERM
 INCOME    CAPITAL GAINS
--------   -------------
 $31,926       $--

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

     For the fiscal year ended August 31, 2010, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends for the Fund may qualify for a maximum tax rate of 15%. The percentage of ordinary income dividends that qualify is 100%.

     For the fiscal year ended August 31, 2010, certain dividends qualify for the dividends-received deduction ("DRD") for corporate shareholders. The percentage of ordinary income dividends that qualify is 100%.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2011.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                                 MARVIN & PALMER

                              LARGE CAP GROWTH FUND

                                OTHER INFORMATION
                                   (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Marvin and Palmer at (877) 821-2117 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between Marvin & Palmer Associates, Inc. ("Marvin & Palmer") and the Company (the "Advisory Agreement") on behalf of the Fund at a meeting of the Board held on May 6, 2010. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by Marvin & Palmer with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Marvin & Palmer's services provided to the Fund; (ii) descriptions of the experience and qualifications of Marvin & Palmer's personnel providing those services; (iii) Marvin & Palmer's investment philosophies and processes; (iv) Marvin & Palmer's assets under management and client descriptions; (v) Marvin & Palmer's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Marvin & Palmer's current advisory fee arrangement with the Company and other similarly managed clients; (vii) Marvin & Palmer's compliance procedures; (viii) Marvin & Palmer's financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund;
(ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; (xi) a report comparing the performance of the Fund to the performance of its benchmark; and (xii) a report on the historical performance of Marvin & Palmer's U.S. Equity Strategy.

     As part of their review, the Directors considered the nature, extent and quality of the services provided by Marvin & Palmer. The Directors concluded that Marvin & Palmer had substantial resources to provide services to the Fund and that Marvin & Palmer's services had been acceptable.

     The Directors also considered the investment performance of the Fund and Marvin & Palmer. Information on the Fund's investment performance was provided for one and two year periods. The Directors considered the Fund's investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Directors also considered the historic performance of Marvin & Palmer's U.S. Equity Strategy.

     The Board of Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund's total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees of the Fund, before and after waivers, and the actual total expenses of the Fund were all lower than the peer group median. In addition, the Directors noted that Marvin & Palmer has contractually agreed to limit total annual operating expenses to 0.80% of the Fund's average daily net assets through at least December 31, 2010 and that Marvin & Palmer expects to continue these fee waivers and expense reimbursements.

     After reviewing the information regarding Marvin & Palmer's costs, profitability and economies of scale, and after considering Marvin & Palmer's services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2011.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                 FUND MANAGEMENT
                                   (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available with-out charge, upon request, by calling (877) 821-2117.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                             TERM OF OFFICE                                     FUND COMPLEX         OTHER
  NAME, ADDRESS,           POSITION(S) HELD  AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY       DIRECTORSHIPS
AND DATE OF BIRTH              WITH FUND    TIME SERVED (1)         DURING PAST 5 YEARS          DIRECTOR*      HELD BY DIRECTOR
-----------------          ---------------- --------------- ---------------------------------- ------------- ----------------------
                                                       DISINTERESTED DIRECTORS

Nicholas A. Giordano       Director         2006 to present Consultant, financial services          18       Kalmar Pooled
103 Bellevue Parkway                                        organizations from 1997 to                       Investment Trust;
Wilmington, DE 19809                                        present.                                         (registered investment
DOB: 3/43                                                                                                    company) WT Mutual
                                                                                                             Fund; (registered
                                                                                                             investment company)
                                                                                                             Independence
                                                                                                             Blue Cross; IntriCon
                                                                                                             Corporation (body worn
                                                                                                             device company)

Francis J. McKay           Director         1988 to present Retired; Executive Vice President       18              None
103 Bellevue Parkway                                        and Chief Operating Officer, Fox
Wilmington, DE 19809                                        Chase Cancer Center (biomedical
DOB: 12/35                                                  research and medical care)
                                                            (1981-2004).

Arnold M. Reichman         Chairman         2005 to present Director, Gabelli Group Capital         18              None
103 Bellevue Parkway       Director         1991 to present Partners, L.P. (an investment
Wilmington, DE 19809                                        partnership) from 2000 to 2006.
DOB: 5/48

Marvin E. Sternberg        Director         1991 to present Since 1974, Chairman, Director and      18       MTI Holding Group
103 Bellevue Parkway                                        President, MTI Holding Group, Inc.               Inc. (formerly
Wilmington, DE 19809                                        (formerly known as Moyco                         known as Moyco
DOB: 3/34                                                   Technologies, Inc.) (manufacturer                Technologies, Inc.)
                                                            of dental products and precision
                                                            coated and industrial abrasives).

Robert A. Straniere        Director         2006 to present Since 2009, Administrative Law          18       Reich and Tang
103 Bellevue Parkway                                        Judge, New York City; Founding                   Group (asset
Wilmington, DE 19809                                        Partner, Straniere Law Firm                      management); The
DOB: 3/41                                                   (1980 to present); Partner,                      SPARX Asia
                                                             Gotham Strategies (consulting                   Funds Group (registered
                                                            firm) (2005 to 2008); Partner, The               investment company)
                                                            Gotham Global Group (consulting                  (until 2009)
                                                            firm) (2005 to 2008); President,
                                                            The New York City Hot Dog Company
                                                            (2005 to present); Partner,
                                                            Kanter-Davidoff (law firm) (2006
                                                            to 2007).

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                             TERM OF OFFICE                                     FUND COMPLEX         OTHER
  NAME, ADDRESS,           POSITION(S) HELD  AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY       DIRECTORSHIPS
AND DATE OF BIRTH              WITH FUND    TIME SERVED (1)         DURING PAST 5 YEARS          DIRECTOR*      HELD BY DIRECTOR
-----------------          ---------------- --------------- ---------------------------------- ------------- ----------------------

                                                      INTERESTED DIRECTORS (2)

Julian A. Brodsky          Director         1988 to present Since 1969, Director and Vice            18      Comcast Corporation;
103 Bellevue Parkway                                        Chairman, Comcast Corporation                    AMDOCS Limited
Wilmington, DE 19809                                        (cable television and                            (service provider
DOB: 7/33                                                   communications).                                 to telecommunications
                                                                                                             companies)

Robert Sablowsky           Director         1991 to present Since July 2002, Senior Director         18      Kensington Funds
103 Bellevue Parkway                                        and prior thereto, Executive Vice                (registered
Wilmington, DE 19809                                        President, of Oppenheimer & Co.,                 investment company)
DOB: 4/38                                                   Inc., formerly Fahnestock & Co.,                 (until 2009)
                                                            Inc. (a registered broker-dealer).

J. Richard Carnall         Director         2002 to present Director of Haydon Bolts, Inc.           18      Cornerstone Bank
103 Bellevue Parkway                                        (bolt manufacturer) and Parkway
Wilmington, DE 19809                                        Real Estate Company (subsidiary of
DOB: 9/38                                                   Haydon Bolts, Inc.) since 1984;
                                                            and Director of Cornerstone Bank
                                                            since March 2004.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                             TERM OF OFFICE                                     FUND COMPLEX         OTHER
  NAME, ADDRESS,           POSITION(S) HELD  AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY       DIRECTORSHIPS
AND DATE OF BIRTH              WITH FUND    TIME SERVED (1)         DURING PAST 5 YEARS          DIRECTOR*      HELD BY DIRECTOR
-----------------          ---------------- --------------- ---------------------------------- ------------- ----------------------

                                                              OFFICERS

Salvatore Faia, Esquire,   President and    President June  President, Vigilant Compliance           N/A                N/A
CPAVigilant Compliance     Chief            2009 to present Services since 2004; Senior Legal
Services                   Compliance       and Chief       Counsel, PNC Global Investment
Brandywine Two             Officer          Compliance      Servicing (U.S.), Inc. from 2002
5 Christy Drive, Suite 209                  Officer         to 2004; and Director of Energy
Chadds Ford, PA 19317                       2004 to         Income Partnership since 2005.
DOB: 12/62                                  present

Joel Weiss                 Treasurer        June 2009 to    Since 1993 Vice President and            N/A                N/A
103 Bellevue Parkway                        present         Managing Director, BNY Mellon
Wilmington, DE 19809                                        Investment Servicing (US) Inc.
DOB: 1/63                                                   (formerly PNC Global Investment
                                                            Servicing (U.S.) Inc.) (financial
                                                            services company)

Jennifer Rogers            Secretary        2007 to present Since 2005, Vice President and           N/A                N/A
301 Bellevue Parkway                                        Counsel, BNY Mellon Investment
Wilmington, DE 19809                                        Servicing (US) Inc. (formerly PNC
DOB: 7/74                                                   Global Investment Servicing
                                                            (U.S.), Inc. (financial services
                                                            company); Associate, Stradley,
                                                            Ronon, Stevens & Young, LLC
                                                            (law firm) from 1999 to 2005.

James G. Shaw              Assistant        2005 to present Since 1995, Vice President of BNY        N/A                N/A
103 Bellevue Parkway       Treasurer                        Mellon Investment Servicing (US)
Wilmington, DE 19809                                        Inc. (formerly PNC Global
DOB: 10/60                                                  Investment Servicing (U.S.) Inc.
                                                            (financial services company)

Michael P. Malloy          Assistant        1999 to present Since 1993, Partner, Drinker             N/A                N/A
One Logan Square, Ste.     Secretary                        Biddle & Reath LLP (law firm)
2000
Philadelphia, PA
19103-6996
DOB: 7/59

* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the Investment Company Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. ("PNC"). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company's Money Market Portfolio, Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)

     THE MARVIN & PALMER LARGE CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

     In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Fund.

     We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

     If you have any questions or comments about our privacy practices, please call us at (877) 821-2117.

Investment Adviser
Marvin & Palmer Associates, Inc.
1201 N. Market Street
Suite 2300
Wilmington, DE 19801-1165

Administrator
BNY Mellon Investment Servicing (US), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent
BNY Mellon Investment Servicing (US), Inc.
101 Sabin Street
Pawtucket, RI 02860

Principal Underwriter
BNY Mellon Investment Servicing (US), Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Counsel
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

                                FREE MARKET FUNDS
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2010
                                   (UNAUDITED)

Dear Fellow Shareholder,

     During the last twelve months, the economy continued its trek toward recovery; confidence had returned to corporate boardrooms; and investors were pouring their "cash-on-the-sidelines" back into risky assets. Just when all seemed right with the world again, tiny Greece (and huge BP) began dominating the headlines. While market watchers would have expected a collective yawn about an economy whose Gross Domestic Product ("GDP") is smaller than that of Houston's, soon Spain, Portugal, Ireland, and others across Europe offered similar debt concerns. Threats of sovereign debt defaults rekindled memories of the subprime debacle, and investors feared a new global banking crisis. Meanwhile, the worst oil spill disaster in history unfolded in the Gulf of Mexico. While investors were considering the long-term implications of these critical events, they were greeted by "high frequency flash trades" that prompted the Dow Jones Industrial Average ("Dow") to plunge 1,000 points in less than an hour on May 6, 2010. If sovereign debt and BP were not enough to rattle nerves, the flash crash did the trick. When the dust settled, the Dow had declined by 10% and suffered its first down quarter since early 2009. The Standard & Poor's ("S&P"), and NASDAQ experienced similar fates, and many global markets fared even worse.

     The Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund had returns of 5.88%, 0.86% and 3.96%, respectively, for the twelve months ended August 31, 2010. This compared with a gain of 4.91% for the S&P's 500 Index an unmanaged equity index, a return of 10.06% for the unmanaged Russell 2500 Index, a loss of 1.05% for the MSCI World (excluding U.S.) Index, and a total return of 3.16% for the Citigroup World Bond Index 1-5 years hedged.

     The period continued to be volatile for equity markets as worries persist about the possibility of a double-dip recession. High unemployment levels, combined with the conclusion of several government stimulus plans, seem to be muting the growth of the U.S. economy. In addition, the uncertainty associated with fall mid-term elections and the sovereign debt problems suggest that we may continue to face a challenging investment environment.

     If anything's plentiful in the markets these days, it's uncertainty in the short-term.

     But despite the crosscurrents, seasoned investors, like Free Market Fund shareholders, who have stayed disciplined and diversified have experienced positive returns for the past twelve month period. When you can take the long view, supported by a prudent and well-thought-out strategy, the markets' day-to-day ups and downs don't seem as threatening.

     Matson Money, Inc. ("Matson Money") strives to deliver the performance of capital markets and add value through Free Market investment strategies and structured market portfolios. Grounded in the conviction that Free Markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

     Each Free Market Fund strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds that specifically target certain asset classes. The Funds are broadly diversified and designed to work together in your total investment plan.

     The work is never complete, however, and Matson Money will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MyMatrix.cc, to learn more about the concepts and strategies of Matson Money's investing.

                                FREE MARKET FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2010
                                   (UNAUDITED)

     We appreciate your support and confidence in our firm's investment philosophy, process and people. As always, we also appreciate your continued investment towards your long term goals.

     Thank you for investing with Matson Money, Inc.


/s/ Mark E Matson

Mark E Matson
President and Chief Executive Officer
Matson Money, Inc.

                                FREE MARKET FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2010
                                   (UNAUDITED)

FREE MARKET US EQUITY FUND--INVESTMENT REVIEW

The twelve-month period ended August 31, 2010 proved rewarding for investors as the U.S. economy and financial markets sprang back from early 2009 lows. The U.S. economic recovery, which started in the third quarter of 2009, is moderating. The GDP grew at a brisk annualized rate of 5.6% in the fourth quarter of 2009 but at a slower pace in 2010. Stronger economic conditions earlier in the period were spurred by improvement in consumer spending patterns and overall confidence, along with signs of modest stabilization in the nation's housing markets. In May and June, concerns mounted in reaction to troubles in the European Union (EU). Here in the U.S., employment news and uncertainty with regard to financial and health care reforms and budget deficits teamed to muzzle a stronger economic recovery, not to mention a huge oil spill in the Gulf of Mexico. Nobody knows where the stock market will go from here, particularly in the shorter term. However, the magnitude and speed of the stock market's recent swings underscore the importance of avoiding changes to your portfolio based on emotions. It also underscores the importance of maintaining a broadly diversified portfolio. Returns for the broad U.S. market, as measured by the Russell 3000 Index, were 5.64%. Asset class returns ranged from 4.91% for the S&P 500 Index (U.S. large cap) to 6.60% for the Russell 2000 Index (U.S. small cap). Despite the volatility for the twelve months ended August 31, 2010, all asset classes experienced positive returns for the period.

For the twelve months ended August 31, 2010, the Free Market U.S. Equity Fund provided a total return of 5.88%, at net asset value. This compares with a return of 10.06% for the Fund's benchmark, the Russell 2500 Index.

Nevertheless, as a result of the Free Market Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks, which the underlying funds held. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market U.S. Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics.

U.S. Small Company Stocks performed better than Large Company Stocks, however Micro Cap Company Stocks performed slightly under both. As noted, the Russell 2000 Index has returned 6.60% from September 1, 2009 through August 31, 2010, while the S&P 500 Index was up 4.91%. Furthermore, for the same time period, the Russell 2000 Value Index was up 6.06% and the Russell 1000 Value Index returned 4.96%.

In summary, U.S. small cap stocks performed better than large cap stocks and helped to bring returns up. Furthermore, U.S. small value stocks did slightly worse than U.S. Small Growth Stocks, which also contributed to returns of the Fund. The same is true for U.S. Large Value which was outperformed by U.S. Large Growth.

Today's environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

                                FREE MARKET FUNDS
                          FREE MARKET U.S. EQUITY FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                           AUGUST 31, 2010 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
   Free Market U.S. Equity Fund vs. Russell 2500(R) Index and Composite Index

                              (PERFORMANCE GRAPH)

              free market   russell 2500   composite
              -----------   ------------   ---------
12/31/2007        10000         10000         10000
 1/31/2008        10470          9389          9477
 2/29/2008        10250        9130.8       9118.77
 3/31/2008        10260       9063.23        9136.1
 4/30/2008        10630       9550.84       9526.21
 5/31/2008        10970       10004.5       9744.36
 6/30/2008         9900       9189.13       8883.93
 7/31/2008        10010       9252.54       9053.61
 8/31/2008        10290       9517.16       9314.36
 9/30/2008         9470       8571.16       8640.93
10/31/2008         7510       6724.93       7023.35
11/30/2008         6690       5995.95       6360.34
12/31/2008         6948       6321.53       6589.32
 1/31/2009         6128       5752.59       5842.75
 2/28/2009         5348       5130.73       5111.82
 3/31/2009         5865       5599.17       5560.64
 4/30/2009         6827          6462       6277.96
 5/31/2009         7171       6659.09       6544.14
 6/30/2009         7202       6734.34       6553.96
 7/31/2009         7941       7341.78       7159.55
 8/31/2009         8316       7642.06        7453.8
 9/30/2009         8751        8085.3       7798.91
10/31/2009         8255       7617.16       7433.15
11/30/2009         8579       7924.13       7763.92
12/31/2009         9059       8495.46        8142.8
 1/31/2010         8784       8210.86       7877.34
 2/28/2010         9201       8618.94       8182.98
 3/31/2010         9914       9277.43       8780.34
 4/30/2010        10433       9717.18       9161.41
 5/31/2010         9548       8993.25          8423
 6/30/2010         8784       8351.13        7837.6
 7/31/2010         9466       8939.05       8382.31
 8/31/2010         8805       8409.86       7876.86

The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500(R) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the S&P 500(R) Index, Russell 1000(R) Value Index, Russell 2000(R) Index and Russell 2000(R) Value Index, each weighted 25%.

               Total Returns for the Period Ended August 31, 2010

                                  AVERAGE ANNUAL
                               -------------------
                                          SINCE
                               1 YEAR   INCEPTION*
                               ------   ----------
FREE MARKET U.S. EQUITY FUND     5.88%    -4.66%
RUSSELL 2500(R) INDEX           10.06%    -6.46%
COMPOSITE INDEX                  5.67%    -8.62%

*    Annualized - The Fund commenced operations on December 31, 2007.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-780-0357 EXT. 3863. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 1.04% (INCLUDED IN THE RATIO IS 0.32%, ATTRIBUTABLE TO ACQUIRED FUND FEES AND EXPENSES).

The Fund's aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $8.65 per share on August 31, 2010.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund's underlying fund's invest in small-cap and micro-cap stocks, large-cap and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund expenses.

                                FREE MARKET FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2010
                                   (UNAUDITED)

FREE MARKET INTERNATIONAL EQUITY FUND--INVESTMENT REVIEW

Global stocks declined in the first half of 2010, as gains through April were erased by a sharp correction in May and June. The remarkable rally that started in March 2009 was initially disrupted by the emergence of a severe Greek debt crisis. Investors worried that the crisis could spread to other highly indebted European nations and perhaps weigh down the wider global economy. Indeed, the U.S. reported disappointing economic news in May and June, including poor employment figures. Losses accelerated late in the spring as more troubling news emerged. Efforts to tighten monetary policy and lending practices in China enhanced worries about the global economy. Rising military tensions between North and South Korea elevated geopolitical risk. U.S. financial sector reform efforts, on top of recently passed health care reforms, seemed to be shifting the ground under investors' feet. Finally, the massive Gulf of Mexico oil spill also weighed on investor sentiment and generated uncertainty about local economies. The correction that ensued was widespread and affected virtually all global market sectors. Markets outside the U.S. posted the weakest results, particularly developed markets in Europe. A strong rise in the value of the U.S. dollar--triggered by a global flight to safety--further weighed down the international indexes. However, emerging markets, with fewer financial problems and account surpluses, were a bright spot internationally and outperformed developed markets.

For the twelve months ended August 31, 2010, the Free Market International Equity Fund provided a total return of 0.86%, at net asset value. This compares with a return of -1.05% for the Fund's benchmark, the MSCI World (excluding U.S.) Index. A contributing factor to the outperformance of the Fund compared to the benchmark was the Fund's tilt towards small-cap stocks as well as exposure to emerging markets.

Nevertheless, as a result of the Free Market International Equity Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks which the underlying funds held. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International Large Company Stocks fared worse than International Small Company Stocks. The MSCI EAFE Index (net of dividends) has returned -2.34% from September 1, 2009 through August 31, 2010, while the MSCI EAFE Small Cap Index was up 2.11%. Furthermore, for the same time period, the MSCI EAFE Value Index (net of dividends) was down 6.57% and the MSCI Emerging Markets Index (net of dividends) soared 18.02%.

In summary, factors that helped lift the Fund's return over the benchmark included international small cap asset classes as well as all categories of emerging markets. While international large and value asset classes pulled the Fund's performance lower. The Fund's increased exposure, when compared to the MSCI World (excluding U.S.) Index, to small and emerging markets' companies contributed to the Fund's higher return.

Today's environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

                                FREE MARKET FUNDS
                      FREE MARKET INTERNATIONAL EQUITY FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                           AUGUST 31, 2010 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
 Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and
                                 Composite Index

                              (PERFORMANCE GRAPH)

              Free Market      MSCI
             International    World    Composite
              Equity Fund     Index      Index
             -------------   -------   ---------
12/31/2007       10000         10000      10000
 1/31/2008        9880          9236       8981
 2/29/2008       10060       9182.43    9278.27
 3/31/2008       10090       9094.28    9111.26
 4/30/2008       10440       9572.64    9608.74
 5/31/2008       10560       9718.14    9707.71
 6/30/2008        9580       8942.64    8835.96
 7/31/2008        9240       8724.43    8517.86
 8/31/2008        8850       8602.29    8109.86
 9/30/2008        7630       7310.23    6834.17
10/31/2008        5830       5700.52    5265.05
11/30/2008        5480       5370.46    4978.63
12/31/2008        5948       5676.57    5305.73
 1/31/2009        5347       5174.76    4857.39
 2/28/2009        4787       4691.96    4415.37
 3/31/2009        5225       5068.72    4794.65
 4/30/2009        6100       5759.59    5539.74
 5/31/2009        7027       6539.44    6301.45
 6/30/2009        6976        6467.5    6286.33
 7/31/2009        7699       7100.03     6878.5
 8/31/2009        8168       7362.73    7235.49
 9/30/2009        8606       7666.81    7621.87
10/31/2009        8331       7543.37    7522.79
11/30/2009        8514       7729.69    7674.75
12/31/2009        8652       7852.59    7812.12
 1/31/2010        8331       7484.31    7507.45
 2/28/2010        8310       7476.82    7450.39
 3/31/2010        8972       7958.33    7968.94
 4/30/2010        8972       7839.75    7959.38
 5/31/2010        7887       6974.24     7074.3
 6/30/2010        7773       6873.12    7003.55
 7/31/2010        8590       7508.19    7648.58
 8/31/2010        8238        7283.7    7432.89

The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, each weighted 25%.

              Total Returns for the Period Ended to August 31, 2010

                                           AVERAGE ANNUAL
                                        -------------------
                                                    SINCE
                                        1 YEAR   INCEPTION*
                                        ------   ----------
FREE MARKET INTERNATIONAL EQUITY FUND    0.86%     -7.01%
MSCI WORLD (EXCLUDING U.S.) INDEX       -1.05%    -12.52%
COMPOSITE INDEX                          2.73%    -10.65%

*    Annualized - The Fund commenced operations on December 31, 2007.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-780-0357 EXT. 3863. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 1.26% (INCLUDED IN THE RATIO IS 0.53%, ATTRIBUTABLE TO ACQUIRED FUND FEES AND EXPENSES).

The Fund's aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $7.97 per share on August 31, 2010.

Portfolio composition is subject to change.

The Free Market International Equity Fund's underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund expenses.

                                FREE MARKET FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2010
                                   (UNAUDITED)

FREE MARKET FIXED INCOME FUND--INVESTMENT REVIEW

With regard to the bond markets, benign inflation levels, a snap-back in corporate and mortgage-backed bond prices, and a flight to safer investments late in the period ushered in solidly positive returns for fixed-income investors. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a 9.18% total return for the twelve-month period ended August 31, 2010. In comparison, the Bank of America Merrill Lynch Three Month Treasury Bill Index returned 0.14%. Early in the year when investors were more confident in economic recovery, high yield bonds did well. When conditions turned sour in the spring, investors turned to the investment-grade universe. Long-term Treasuries produced the strongest returns for the period. Short-term U.S. government issues and municipal securities lagged. Outside the U.S., emerging market bonds fared considerably better than developed market bonds, which were hampered in the wake of the Greek financial crisis.

The Fund focuses on mutual funds that invest in global high quality and shorter-term Government and Corporate fixed income assets. For the twelve months ended August 31, 2010, the Free Market Fixed Income Fund provided a total return of 3.96%, at net asset value. This compares with a return of 3.16% for the Fund's benchmark, the Citigroup World Government Bond 1 - 5 Year Currency Hedged U.S. Dollar Index.

A bright spot for investors so far this year is that high quality bonds / fixed income markets have provided a positive return for the period September 1, 2009 through August 31, 2010. The Free Market Fund performed slightly better than its benchmark for the period and performed as expected. A contributing factor to the performance of the Fund compared to the benchmark was the Fund's shorter average maturity compared to its benchmark, as well as a slightly lower exposure to certain foreign fixed income markets which experienced some set backs during the period.

                                FREE MARKET FUNDS
                          FREE MARKET FIXED INCOME FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONCLUDED)
                           AUGUST 31, 2010 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
 Free Market Fixed Income Fund vs. Citigroup World Govt. Bond 1-5 Year Currency
                  Hedged U.S. Dollar Index and Composite Index

                              (PERFORMANCE GRAPH)

              Free Market   Citigroup World
             Fixed Income     Govt. Bond      Composite
                 Fund            Index          Index
             ------------   ---------------   ---------
12/31/2007       10000            10000          10000
 1/31/2008       10010            10150          10157
 2/29/2008       10040            10217        10214.9
 3/31/2008       10046            10215        10245.5
 4/30/2008        9976          10147.5        10194.3
 5/31/2008        9956          10089.7        10147.4
 6/30/2008        9981          10090.7        10165.7
 7/31/2008       10021          10165.4        10189.1
 8/31/2008       10061          10228.4        10248.2
 9/30/2008       10029          10294.9        10219.5
10/31/2008       10100          10445.2        10169.4
11/30/2008       10241            10557        10373.8
12/31/2008       10384          10662.5        10559.5
 1/31/2009       10353          10666.8        10504.6
 2/28/2009       10333          10689.2        10486.7
 3/31/2009       10384          10744.8        10571.7
 4/30/2009       10404          10746.9        10581.2
 5/31/2009       10424          10751.2        10609.8
 6/30/2009       10445          10769.5        10622.5
 7/31/2009       10475          10808.3        10689.4
 8/31/2009       10526          10846.1        10750.3
 9/30/2009       10576          10879.7        10806.2
10/31/2009       10586          10890.6        10836.5
11/30/2009       10668          10948.3        10924.3
12/31/2009       10552          10907.8        10811.7
 1/31/2010       10635          10950.3        10912.3
 2/28/2010       10667          10995.2        10940.7
 3/31/2010       10647          10990.8        10916.6
 4/30/2010       10699          10996.3        10974.5
 5/31/2010       10730          11067.8        11039.2
 6/30/2010       10797          11095.5        11135.2
 7/31/2010       10870          11137.6        11199.8
 8/31/2010       10943          11187.8        11277.1

The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the Three-Month Treasury Bill Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch 1-3 Year U.S. Government/Corporate Index and Lehman Brothers Aggregate Bond Index, each weighted 25%.

              Total Returns for the Period Ended to August 31, 2010

                                                                          AVERAGE ANNUAL
                                                                        -------------------
                                                                                    SINCE
                                                                        1 YEAR   INCEPTION*
                                                                        ------   ----------
FREE MARKET FIXED INCOME FUND                                            3.96%     3.44%
CITIGROUP WORLD GOVT. BOND 1-5 YEAR CURRENCY HEDGED U.S. DOLLAR INDEX    3.16%     4.29%
COMPOSITE INDEX                                                          4.90%     4.62%

*    Annualized - The Fund commenced operations on December 31, 2007.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-780-0357 EXT. 3863. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 0.98% (INCLUDED IN THE RATIO IS 0.23%, ATTRIBUTABLE TO ACQUIRED FUND FEES AND EXPENSES).

The Fund's aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.50 per share on August 31, 2010.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund's underlying funds invest in fixed income securities. The underlying funds may invest their assets and bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund expenses.

                                FREE MARKET FUNDS
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2010 through August 31, 2010, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           FREE MARKET U.S. EQUITY FUND
                                 -----------------------------------------------
                                   BEGINNING          ENDING
                                    ACCOUNT          ACCOUNT         EXPENSES
                                     VALUE            VALUE        PAID DURING
                                 MARCH 1, 2010   AUGUST 31, 2010      PERIOD*
                                 -------------   ---------------   -------------
Actual                             $1,000.00        $  956.80          $3.30
Hypothetical (5% return before
   expenses)                        1,000.00         1,021.79           3.42

                                      FREE MARKET INTERNATIONAL EQUITY FUND
                                 -----------------------------------------------
                                   BEGINNING          ENDING
                                    ACCOUNT          ACCOUNT         EXPENSES
                                     VALUE            VALUE        PAID DURING
                                 MARCH 1, 2010   AUGUST 31, 2010      PERIOD*
                                 -------------   ---------------   -------------
Actual                             $1,000.00        $  991.30          $3.46
Hypothetical (5% return before
   expenses)                        1,000.00         1,021.68           3.52

                                FREE MARKET FUNDS
                        FUND EXPENSE EXAMPLES (CONCLUDED)
                                   (UNAUDITED)

                                            FREE MARKET FIXED INCOME
                                 -----------------------------------------------
                                   BEGINNING          ENDING
                                    ACCOUNT          ACCOUNT         EXPENSES
                                     VALUE            VALUE        PAID DURING
                                 MARCH 1, 2010   AUGUST 31, 2010      PERIOD*
                                 -------------   ---------------   -------------
Actual                             $1,000.00        $1,025.90          $3.42
Hypothetical (5% return before
  expenses)                         1,000.00         1,021.79           3.42

* Expenses are equal to an annualized six-month expense ratio of 0.67% for the Free Market U.S. Equity Fund, 0.69% for the Free Market International Equity Fund and 0.67% for the Free Market Fixed Income Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in their current prospectuses, were as follows:

                                               FREE MARKET
FREE MARKET U.S.   FREE MARKET INTERNATIONAL      FIXED
  EQUITY FUND             EQUITY FUND          INCOME FUND
----------------   -------------------------   -----------
   0.01%-0.14%             0.01%-0.28%         0.01%-0.08%

Each Fund's ending account values on the first line in each table are based on the actual six-month total return for each Fund of -4.32% for the Free Market U.S. Equity Fund, -0.87% for the Free Market International Equity Fund and 2.59% for the Free Market Fixed Income Fund.

                                FREE MARKET FUNDS
                          FREE MARKET U.S. EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2010

                                             NUMBER OF
                                              SHARES         VALUE
                                             ----------   ------------
EQUITY FUNDS -- 99.9%
U.S. Large Cap Value Portfolio III(a) ....   11,570,721   $145,675,376
U.S. Large Company Portfolio(a) ..........    8,736,839     72,603,134
U.S. Micro Cap Portfolio(b) ..............    6,933,262     72,729,921
U.S. Small Cap Portfolio(b) ..............    4,476,952     72,660,936
U.S. Small Cap Value Portfolio(b) ........    6,333,603    121,225,159
                                                          ------------
   TOTAL EQUITY FUNDS
   (Cost $490,517,003) ...................                 484,894,526
                                                          ------------
   TOTAL INVESTMENTS -- 99.9%
   (Cost $490,517,003) ...................                 484,894,526
                                                          ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.1% ...................                     296,465
                                                          ------------
NET ASSETS -- 100.0% .....................                $485,190,991
                                                          ============

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                   (UNAUDITED)

                                             % OF NET
                                               ASSETS      VALUE
                                             --------   ------------
Equity Funds .............................     99.9%    $484,894,526
Other Assets In Excess of Liabilities ....      0.1%         296,465
                                              -----     ------------
NET ASSETS ...............................    100.0%    $485,190,991
                                              =====     ============

----------
(a)  A portfolio of Dimensional Investment Group Inc.

(b)  A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The following is a summary of the inputs used, as of August 31, 2010, in valuing the Fund's assets carried at value (See Note 1 in Notes to Financial Statements):

                                                                  LEVEL 2       LEVEL 3
                                    TOTAL          LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                   VALUE AT         QUOTED      OBSERVABLE    UNOBSERVABLE
                               AUGUST 31, 2010      PRICE          INPUT         INPUT
                               ---------------   ------------   -----------   ------------
Investments in Securities*       $484,894,526    $484,894,526       $--           $--
                                 ============    ============       ===           ===

*    Please refer to the Portfolio of Investments for further details.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                     FREE MARKET INTERNATIONAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2010

                                                    NUMBER OF
                                                      SHARES       VALUE
                                                   ----------   ------------
INTERNATIONAL EQUITY FUNDS -- 99.9%
Asia Pacific Small Company Portfolio(a) ........      347,446   $  7,449,235
Continental Small Company Portfolio(a) .........    1,007,829     14,200,313
DFA International Small Cap Value
   Portfolio(a) ................................   10,351,311    145,849,971
DFA International Value Portfolio III(b) .......    7,514,317    109,784,174
Emerging Markets Portfolio(a) ..................      715,611     19,393,049
Emerging Markets Small Cap Portfolio(a) ........      844,214     17,660,963
Emerging Markets Value Portfolio(a) ............      574,224     18,042,118
Japanese Small Company Portfolio(a) ............      534,798      7,396,257
Large Cap International Portfolio(a) ...........    1,067,055     18,278,655
United Kingdom Small Company Portfolio(a) ......      341,909      7,156,161
                                                                ------------
   TOTAL INTERNATIONAL EQUITY FUNDS
   (Cost $364,055,785) .........................                 365,210,896
                                                                ------------
   TOTAL INVESTMENTS -- 99.9%
   (Cost $364,055,785) .........................                 365,210,896
                                                                ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.1% .........................                     254,303
                                                                ------------
NET ASSETS -- 100.0% ...........................                $365,465,199
                                                                ============

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                   (UNAUDITED)

                                             % OF NET
                                              ASSETS        VALUE
                                             --------   ------------
International Equity Funds ...............     99.9%    $365,210,896
Other Assets In Excess of Liabilities ....      0.1%         254,303
                                              -----     ------------
NET ASSETS ...............................    100.0%    $365,465,199
                                              =====     ============

----------
(a)  A portfolio of DFA Investment Dimensions Group Inc.

(b)  A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The following is a summary of the inputs used, as of August 31, 2010,in valuing the Fund's assets carried at value (See Note 1 in Notes to Financial Statements):

                                                                LEVEL 2        LEVEL 3
                                  TOTAL           LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                 VALUE AT          QUOTED     OBSERVABLE    UNOBSERVABLE
                             AUGUST 31, 2010       PRICE        INPUT          INPUT
                             ---------------   ------------   -----------   ------------
Investments in Securities*    $ 365,210,896    $365,210,896       $--           $--
                              =============    ============       ===           ===

*    Please refer to the Portfolio of Investments for further details.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                         FREE MARKET FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2010

                                       NUMBER OF
                                         SHARES        VALUE
                                       ----------   ------------
FIXED INCOME FUNDS -- 99.9%
DFA Five-Year Global Fixed Income
   Portfolio(a) ....................    9,860,617   $114,876,193
DFA Five-Year Government
   Portfolio(a) ....................    3,312,039     36,763,632
DFA Inflation-Protected Securities
   Portfolio(a) ....................    2,008,137     23,073,498
DFA Intermediate Government Fixed
   Income Portfolio(a) .............    4,278,187     55,103,050
DFA One-Year Fixed Income
   Portfolio(a) ....................   11,025,068    114,329,955
DFA Two-Year Global Fixed Income
   Portfolio(a) ....................   11,133,827    114,678,416
                                                    ------------
   TOTAL FIXED INCOME FUNDS
   (Cost $446,402,458) .............                 458,824,744
                                                    ------------
   TOTAL INVESTMENTS -- 99.9%
   (Cost $446,402,458) ................              458,824,744
                                                    ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.1% .............                     457,018
                                                    ------------
NET ASSETS -- 100.0% ...............                $459,281,762
                                                    ============

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                   (UNAUDITED)

                                            % OF NET
                                             ASSETS        VALUE
                                            --------   ------------
Fixed Income Funds                            99.9%    $458,824,744
Other Assets In Excess of Liabilities          0.1%         457,018
                                             ------    ------------
NET ASSETS                                   100.0%    $459,281,762
                                             ======    ============

----------
(a)  A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The following is a summary of the inputs used, as of August 31, 2010, in valuing the Fund's assets carried at value (See Note 1 in Notes to Financial Statements):

                                                               LEVEL 2         LEVEL 3
                                  TOTAL           LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                 VALUE AT          QUOTED     OBSERVABLE    UNOBSERVABLE
                             AUGUST 31, 2010       PRICE        INPUT          INPUT
                             ---------------   ------------   -----------   ------------
Investments in Securities*     $458,824,744    $458,824,744      $--            $--
                               ============    ============      ===            ===

*    Please refer to the Portfolio of Investments for further details.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2010

                                                                     FREE MARKET    FREE MARKET     FREE MARKET
                                                                     U.S. EQUITY   INTERNATIONAL   FIXED INCOME
                                                                        FUND        EQUITY FUND        FUND
                                                                    ------------   -------------   ------------
ASSETS
   Investments in non-affiliated funds, at value + ..............   $484,894,526   $365,210,896    $458,824,744
   Cash and cash equivalents ....................................      1,023,340        886,308         324,000
   Receivables
      Receivable for capital shares sold ........................        910,658        647,434       1,066,445
      Dividends and interest receivable .........................            355            241              12
   Prepaid expenses and other assets ............................         23,206         22,242          20,176
                                                                    ------------   ------------    ------------
         Total assets ...........................................    486,852,085    366,767,121     460,235,377
                                                                    ------------   ------------    ------------
LIABILITIES
   Payables
      Investments purchased .....................................        663,228        530,000              --
      Capital shares redeemed ...................................        691,378        532,271         676,713
      Investment adviser ........................................        212,064        158,171         192,027
   Other accrued expenses and liabilities .......................         94,424         81,480          84,875
                                                                    ------------   ------------    ------------
         Total liabilities ......................................      1,661,094      1,301,922         953,615
                                                                    ------------   ------------    ------------
   Net Assets ...................................................   $485,190,991   $365,465,199    $459,281,762
                                                                    ============   ============    ============
NET ASSETS CONSISTS OF
   Par value ....................................................   $     56,106   $     45,838    $     43,749
   Paid-in capital ..............................................    493,979,541    366,809,334     446,733,960
   Undistributed / accumulated net investment income (loss) .....             --      2,896,870              --
   Accumulated net realized gain/(loss) from investments ........     (3,222,179)    (5,441,954)         81,767
   Net unrealized appreciation/(depreciation) on investments ....     (5,622,477)     1,155,111      12,422,286
                                                                    ------------   ------------    ------------
   Net Assets ...................................................   $485,190,991   $365,465,199    $459,281,762
                                                                    ============   ============    ============
   Shares outstanding ($0.001 par value, 100,000,000
      shares authorized) ........................................     56,105,946     45,838,335      43,748,626
                                                                    ------------   ------------    ------------
   Net asset value, offering and redemption price per share .....   $       8.65   $       7.97    $      10.50
                                                                    ============   ============    ============
   + Investment in non-affiliated funds, at cost ................   $490,517,003   $364,055,785    $446,402,458
                                                                    ============   ============    ============

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2010

                                                                    FREE MARKET    FREE MARKET     FREE MARKET
                                                                    U.S. EQUITY   INTERNATIONAL   FIXED INCOME
                                                                       FUND        EQUITY FUND        FUND
                                                                    -----------   -------------   ------------
INVESTMENT INCOME
   Dividends from non-affiliated funds ..........................   $ 3,808,450    $ 6,192,927     $ 6,760,549
   Interest from non-affiliated funds ...........................           204            232             205
                                                                    -----------    -----------     -----------
      Total investment income ...................................     3,808,654      6,193,159       6,760,754
                                                                    -----------    -----------     -----------
EXPENSES
   Advisory fees (Note 2) .......................................     2,138,040      1,570,240       1,704,185
   Administration and accounting fees (Note 2) ..................       483,194        369,828         395,304
   Professional fees ............................................        85,629         72,564          72,242
   Directors' and officers' fees ................................        51,852         46,660          45,490
   Printing and shareholder reporting fees ......................        37,866         29,736          26,543
   Transfer agent fees (Note 2) .................................        15,768         15,959          15,486
   Custodian fees (Note 2) ......................................        10,768         13,642          18,743
   Other expenses ...............................................        39,235         32,570          30,450
                                                                    -----------    -----------     -----------
      Total expenses ............................................     2,862,352      2,151,199       2,308,443
                                                                    -----------    -----------     -----------
   Net investment income ........................................       946,302      4,041,960       4,452,311
                                                                    -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   NET REALIZED GAIN/(LOSS) FROM:
      Non-affiliated funds ......................................    (1,664,650)    (4,658,310)        115,236
      Capital gain distributions from non-affiliated
         fund investments .......................................           --         539,621         462,347
   NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Non-affiliated funds ......................................    12,498,101        148,229       9,412,700
                                                                    -----------    -----------     -----------
   Net realized and unrealized gain/(loss) on investments .......    10,833,451     (3,970,460)      9,990,283
                                                                    -----------    -----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $11,779,753    $    71,500     $14,442,594
                                                                    ===========    ===========     ===========

    The accompanying notes are an integral part of the financial statements.

                          FREE MARKET U.S. EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      FOR THE           FOR THE
                                                                                    YEAR ENDED        YEAR ENDED
                                                                                 AUGUST 31, 2010   AUGUST 31, 2009
                                                                                 ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .....................................................    $    946,302      $  2,805,875
   Net realized loss from investments ........................................      (1,664,650)       (1,339,474)
   Net change in unrealized appreciation (depreciation) from investments .....      12,498,101       (17,705,184)
                                                                                  ------------      ------------
Net increase/(decrease) in net assets resulting from operations ..............      11,779,753       (16,238,783)
                                                                                  ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................................      (1,601,122)       (2,401,803)
   Return of capital .........................................................        (327,363)               --
                                                                                  ------------      ------------
Net decrease in net assets from dividends and distributions to shareholders ..      (1,928,485)       (2,401,803)
                                                                                  ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .................................................     239,392,683       165,094,648
   Reinvestment of distributions .............................................       1,928,485         2,401,259
   Shares redeemed ...........................................................     (78,085,179)      (23,790,681)
                                                                                  ------------      ------------
Net increase in net assets from capital shares ...............................     163,235,989       143,705,226
                                                                                  ------------      ------------
Total increase in net assets .................................................     173,087,257       125,064,640
NET ASSETS:
   Beginning of year .........................................................     312,103,734       187,039,094
                                                                                  ------------      ------------
   End of year ...............................................................    $485,190,991      $312,103,734
                                                                                  ============      ============
Undistributed / accumulated net investment income (loss), end of year ........    $         --      $    452,185
                                                                                  ============      ============
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...............................................................      26,371,487        22,974,273
   Shares reinvested .........................................................         216,684           350,038
   Shares redeemed ...........................................................      (8,483,879)       (3,503,840)
                                                                                  ------------      ------------
Total share transactions .....................................................      18,104,292        19,820,471
                                                                                  ============      ============

    The accompanying notes are an integral part of the financial statements.

                      FREE MARKET INTERNATIONAL EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE           FOR THE
                                                                                    YEAR ENDED        YEAR ENDED
                                                                                 AUGUST 31, 2010   AUGUST 31, 2009
                                                                                 ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .....................................................    $  4,041,960      $  3,203,164
   Net realized gain/(loss) from investments .................................      (4,118,689)           56,839
   Net change in unrealized appreciation from investments ....................         148,229        16,019,226
                                                                                  ------------      ------------
Net increase in net assets resulting from operations .........................          71,500        19,279,229
                                                                                  ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................................      (3,144,188)       (2,609,280)
   Net realized capital gains ................................................      (1,183,603)               --
                                                                                  ------------      ------------
Net decrease in net assets from dividends and distributions to shareholders ..      (4,327,791)       (2,609,280)
                                                                                  ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .................................................     177,149,715       130,210,322
   Reinvestment of distributions .............................................       4,327,791         2,608,705
   Shares redeemed ...........................................................     (70,388,120)      (21,677,551)
                                                                                  ------------      ------------
Net increase in net assets from capital shares ...............................     111,089,386       111,141,476
                                                                                  ------------      ------------
Total increase in net assets .................................................     106,833,095       127,811,425
NET ASSETS:
   Beginning of year .........................................................     258,632,104       130,820,679
                                                                                  ------------      ------------
   End of year ...............................................................    $365,465,199      $258,632,104
                                                                                  ============      ============
Undistributed net investment income, end of year .............................    $  2,896,870      $  1,869,067
                                                                                  ============      ============
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...............................................................      21,412,066        20,582,378
   Shares reinvested .........................................................         517,060           446,696
   Shares redeemed ...........................................................      (8,352,036)       (3,557,044)
                                                                                  ------------      ------------
Total share transactions .....................................................      13,577,090        17,472,030
                                                                                  ============      ============

    The accompanying notes are an integral part of the financial statements.

                          FREE MARKET FIXED INCOME FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE           FOR THE
                                                                                    YEAR ENDED        YEAR ENDED
                                                                                 AUGUST 31, 2010   AUGUST 31, 2009
                                                                                 ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .....................................................    $  4,452,311      $  3,252,139
   Net realized gain from investments ........................................         577,583         1,202,325
   Net change in unrealized appreciation from investments ....................       9,412,700         2,453,228
                                                                                  ------------      ------------
Net increase in net assets resulting from operations .........................      14,442,594         6,907,692
                                                                                  ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................................      (6,051,846)       (2,191,528)
   Net realized capital gains ................................................      (1,159,271)               --
                                                                                  ------------      ------------
Net decrease in net assets from dividends and distributions to shareholders ..      (7,211,117)       (2,191,528)
                                                                                  ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .................................................     288,483,371       127,993,708
   Reinvestment of distributions .............................................       7,211,117         2,191,099
   Shares redeemed ...........................................................     (53,751,044)      (53,776,508)
                                                                                  ------------      ------------
Net increase in net assets from capital shares ...............................     241,943,444        76,408,299
                                                                                  ------------      ------------
Total increase in net assets .................................................     249,174,921        81,124,463
NET ASSETS:
   Beginning of year .........................................................     210,106,841       128,982,378
                                                                                  ------------      ------------
   End of year ...............................................................    $459,281,762      $210,106,841
                                                                                  ============      ============
Undistributed / accumulated net investment income (loss), end of year ........    $         --      $  1,268,126
                                                                                  ============      ============
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...............................................................      27,950,700        12,560,233
   Shares reinvested .........................................................         707,254           216,781
   Shares redeemed ...........................................................      (5,205,656)       (5,331,134)
                                                                                  ------------      ------------
Total share transactions .....................................................      23,452,298         7,445,880
                                                                                  ============      ============

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          FREE MARKET U.S. EQUITY FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                                                                          FOR THE PERIOD
                                                                                                           DECEMBER 31,
                                                                      FOR THE YEAR       FOR THE YEAR        2007(1)
                                                                         ENDED               ENDED           THROUGH
                                                                     AUGUST 31, 2010   AUGUST 31, 2009   AUGUST 31, 2008
                                                                     ---------------   ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .............................      $   8.21          $  10.29         $  10.00
                                                                        --------          --------         --------
Net investment income ............................................          0.02(2)           0.10(2)            --(3)
Net realized and unrealized gain/(loss) on investments ...........          0.46             (2.09)            0.29
                                                                        --------          --------         --------
Net increase/(decrease) in net assets resulting from operations ..          0.48             (1.99)            0.29
                                                                        --------          --------         --------
Dividends and distributions to shareholders from:
Net investment income ............................................         (0.03)            (0.09)              --
Tax return of capital ............................................         (0.01)               --               --
                                                                        --------          --------         --------
Total dividends and distributions to shareholders ................         (0.04)            (0.09)              --
                                                                        --------          --------         --------
Net asset value, end of period ...................................      $   8.65          $   8.21         $  10.29
                                                                        ========          ========         ========
Total investment return(4) .......................................          5.88%           (19.19)%           2.90%(5)
                                                                        ========          ========         ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ........................      $485,191          $312,104         $187,039
Ratio of expenses to average net assets(6) .......................          0.67%             0.72%            0.84%(7)
Ratio of net investment income to average net assets(6) ..........          0.22%             1.37%            0.02%(7)
Portfolio turnover rate ..........................................             3%                1%               0%(5)

----------
(1)  Commencement of operations.

(2) The selected per share data was calculated using the average shares outstanding method for the period.

(3)  Amount less than $0.005 per share.

(4) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)  Not annualized.

(6) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(7)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                      FREE MARKET INTERNATIONAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                                                                          FOR THE PERIOD
                                                                                                           DECEMBER 31,
                                                                       FOR THE YEAR      FOR THE YEAR        2007(1)
                                                                          ENDED             ENDED            THROUGH
                                                                     AUGUST 31, 2010   AUGUST 31, 2009   AUGUST 31, 2008
                                                                     ---------------   ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .............................      $   8.02          $   8.85         $  10.00
                                                                        --------          --------         --------
Net investment income ............................................          0.11(2)           0.13(2)          0.08
Net realized and unrealized gain/(loss) on investments ...........         (0.04)            (0.85)           (1.23)
                                                                        --------          --------         --------
Net increase/(decrease) in net assets resulting from operations ..          0.07             (0.72)           (1.15)
                                                                        --------          --------         --------
Dividends and distributions to shareholders from:
Net investment income ............................................         (0.09)            (0.11)              --
Net realized capital gains .......................................         (0.03)               --               --
                                                                        --------          --------         --------
Total dividends and distributions to shareholders ................         (0.12)            (0.11)              --
                                                                        --------          --------         --------
Net asset value, end of period ...................................      $   7.97          $   8.02         $   8.85
                                                                        ========          ========         ========
Total investment return(3) .......................................          0.86%            (7.71)%         (11.50)%(4)
                                                                        ========          ========         ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ........................      $365,465          $258,632         $130,821
Ratio of expenses to average net assets(5) .......................          0.68%             0.73%            0.92%(6)
Ratio of net investment income to average net assets(5) ..........          1.29%             2.01%            2.94%(6)
Portfolio turnover rate ..........................................             8%                2%               0%(4)

----------
(1)  Commencement of operations.

(2) The selected per share data was calculated using the average shares outstanding method for the period.

(3) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)  Not annualized.

(5) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(6)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          FREE MARKET FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                                                                 FOR THE PERIOD
                                                                                                   DECEMBER 31,
                                                              FOR THE YEAR       FOR THE YEAR        2007(1)
                                                                 ENDED              ENDED            THROUGH
                                                             AUGUST 31, 2010   AUGUST 31, 2009   AUGUST 31, 2008
                                                             ---------------   ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .....................      $  10.35          $  10.04         $  10.00
                                                                --------          --------         --------
Net investment income ....................................          0.13(2)           0.21(2)          0.02
Net realized and unrealized gain on investments ..........          0.27              0.25             0.04
                                                                --------          --------         --------
Net increase in net assets resulting from operations .....          0.40              0.46             0.06
                                                                --------          --------         --------
Dividends and distributions to shareholders from:
Net investment income ....................................         (0.21)            (0.15)           (0.02)
Net realized capital gains ...............................         (0.04)               --               --
Tax return of capital ....................................            --                --               --(3)
                                                                --------          --------         --------
Total dividends and distributions to shareholders ........         (0.25)            (0.15)           (0.02)
                                                                --------          --------         --------
Net asset value, end of period ...........................      $  10.50          $  10.35         $  10.04
                                                                ========          ========         ========
Total investment return(4) ...............................          3.96%             4.62%            0.61%(5)
                                                                ========          ========         ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ................      $459,282          $210,107         $128,982
Ratio of expenses to average net assets(6) ...............          0.68%             0.75%            0.97%(7)
Ratio of net investment income to average net assets(6) ..          1.31%             2.06%            0.26%(7)
Portfolio turnover rate ..................................             1%               84%               0%(5)

----------
(1)  Commencement of operations.

(2) The selected per share data was calculated using the average shares outstanding method for the period.

(3)  Amount less than $0.005 per share.

(4) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)  Not annualized.

(6) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(7)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2010

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has eighteen active investment portfolios, including the Free Market U.S. Equity Fund, Free Market International Equity Fund, and the Free Market Fixed Income Fund (each a "Fund," collectively the "Funds"). Each Fund operates as a "Fund of Funds" and commenced investment operations on December 31, 2007.

     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

     PORTFOLIO VALUATION -- Investments in the underlying funds are valued at each fund's net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company's Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

     Fair Value Measurements -- The inputs and valuations techniques used to measure fair value of the Funds' investments are summarized into three levels as described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. There were no significant transfers between Level 1 and 2 as of the year ended August 31, 2010.

     A summary of the inputs used to value the Funds' investments as of August 31, 2010 is included with each Fund's Portfolio of Investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Fund's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Fund's pro-rata expenses of the underlying mutual funds in which each Fund invests.

     During the year ended August 31, 2009, the Free Market Fixed Income Fund recognized its pro-rata share of net investment income and realized and unrealized gains/ losses on a daily basis from its investment in the DFA One-Year Fixed Income Series and the DFA Two-Year Global Fixed Income Series which were treated as partnerships for both federal income tax and U.S. GAAP purposes for a portion of the year.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     CASH AND CASH EQUIVALENTS -- The Funds consider liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

2.   INVESTMENT ADVISER AND OTHER SERVICES

     Matson Money, Inc. (formerly known as Abundance Technologies, Inc.) ("Matson Money" or the "Adviser"), serves as each Fund's investment adviser. For its advisory services, Matson Money is entitled to receive 0.50% of each Fund's average daily net assets, computed daily and payable monthly. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse certain expenses in order to limit total annual fund operating expenses of Free Market U.S. Equity Fund, Free Market International Equity Fund and the Free Market Fixed Income Fund to 1.13%, 1.35% and 1.00%, respectively, of the particular Fund's average daily net assets. The expense limitations include expenses incurred as a result of investing in other investment companies. The Adviser may discontinue these arrangements at any time.

     The Funds will not pay Matson Money at a later time for any amounts they may waive or any amounts that Matson Money has assumed.

     BNY Mellon Investment Servicing (US) Inc. ("BNY") (formerly known as PNC Global Investment Servicing (U.S.), Inc.), a member of Bank of New York Mellon Corporation ("BNY Mellon") serves as administrator for the Funds. Administration and accounting fees accrued also include transfer agent, custodian fees and administrative service fees. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets and is subject to certain minimum monthly fees.

     Included in the administration and accounting fees are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its assets of the Company.

     For providing transfer agent services, BNY is entitled to receive out-of-pocket expenses.

     For providing custodian services to the Funds, PFPC Trust Company, a member of BNY Mellon is entitled to receive out of pocket expenses.

     BNY Mellon Distributors Inc. (formerly known as PFPC Distributors, Inc.), a member of BNY Mellon, serves as the principal underwriter and distributor of the Funds' shares pursuant to a Distribution Agreement with RBB.

3.   DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2010 was $85,052. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Funds or the Company.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

4.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2010, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

                                          PURCHASES       SALES
                                        ------------   -----------
Free Market U.S. Equity Fund            $174,931,779   $12,282,962
Free Market International Equity Fund    136,052,728    24,433,543
Free Market Fixed Income Fund            244,043,886     3,953,844

5.   CAPITAL SHARE TRANSACTION

     As of August 31 2010, the following shareholders held 10% or more of the outstanding shares of the Funds. These shareholders may be omnibus accounts which are comprised of many individual shareholders.

Free Market U.S. Equity Fund (2 shareholders)            98%
Free Market International Equity Fund (2 shareholders)   98%
Free Market Fixed Income Fund (2 shareholders)           98%

6.   FEDERAL INCOME TAX INFORMATION

     Management has analyzed each Fund's tax positions taken on federal income tax returns for all open tax years (tax years August 31, 2007-2010) and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     As of August 31, 2010, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

                                                                                NET UNREALIZED
                                   FEDERAL TAX     UNREALIZED     UNREALIZED     APPRECIATION
                                      COST        APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                   ------------   ------------   ------------   --------------
Free Market U.S. Equity Fund       $493,739,182    $ 4,559,743   $(13,404,399)   $(8,844,656)
Free Market International Equity
Fund                                369,385,900     11,102,609    (15,277,613)    (4,175,004)
Free Market Fixed Income Fund       446,529,333     12,422,286       (126,875)    12,295,411

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

     The following permanent differences as of August 31, 2010, primarily attributable to redesignation of dividends paid and reclassifications of short term capital gain distributions were reclassified to the following accounts:

                                        UNDISTRIBUTED     ACCUMULATED
                                        NET INVESTMENT   NET REALIZED   PAID-IN
                                            INCOME        GAIN/(LOSS)   CAPITAL
                                        --------------   ------------   -------
Free Market U.S. Equity Fund               $202,635        $(202,635)     $--
Free Market International Equity Fund       130,031         (130,031)      --
Free Market Fixed Income Fund               331,409         (331,409)      --

     As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

                                         UNDISTRIBUTED     UNDISTRIBUTED
                                        ORDINARY INCOME   LONG-TERM GAINS
                                        ---------------   ---------------
Free Market U.S. Equity Fund               $       --        $     --
Free Market International Equity Fund       2,896,870              --
Free Market Fixed Income Fund                      --         208,642

     The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for Federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for Federal income tax purposes.

     The tax character of distributions paid during the fiscal year ended August 31, 2010 were as follows:

                                         ORDINARY    LONG-TERM    RETURN OF
                                          INCOME       GAINS        CAPITAL      TOTAL
                                        ----------   ----------   ---------   ----------
Free Market U.S. Equity Fund            $1,398,503   $  202,619    $327,363   $1,928,485
Free Market International Equity Fund    3,144,179    1,183,612          --    4,327,791
Free Market Fixed Income Fund            6,962,760      248,357          --    7,211,117

     The tax character of distributions paid during the fiscal year ended August 31, 2009 were as follows:

                                         ORDINARY    LONG-TERM   RETURN OF
                                          INCOME        GAINS     CAPITAL       TOTAL
                                        ----------   ---------   ---------   ----------
Free Market U.S. Equity Fund            $2,401,803      $--         $--      $2,401,803
Free Market International Equity Fund    2,609,280       --          --       2,609,280
Free Market Fixed Income Fund            2,191,528       --          --       2,191,528

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of August 31, 2010, the Free Market International Equity Fund had a capital loss carryforward of $111,839 available to offset future capital gains. This capital loss carryforward will expire on August 31, 2018.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2010

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2010, the Funds did not incur any net Post-October currency or capital losses.

7.   NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

8.   SUBSEQUENT EVENT

     Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                FREE MARKET FUNDS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The RBB Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund, separately managed portfolios of The RBB Fund, Inc. (the "Funds") at August 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.


(PRICEWATERHOUSECOOPERS LLP)

Philadelphia, Pennsylvania
October 22, 2010

                                FREE MARKET FUNDS
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)

     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2010, the following dividends and distributions were paid by each of the Funds:

                                         ORDINARY     LONG-TERM   RETURN OF
                                          INCOME        GAINS      CAPITAL      TOTAL
                                        ----------   ----------   ---------   ----------
Free Market U.S. Equity Fund            $1,398,503   $  202,619    $327,363   $1,928,485
Free Market International Equity Fund    3,144,179    1,183,612          --    4,327,791
Free Market Fixed Income Fund            6,962,760      248,357          --    7,211,117

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 88.44% for the Free Market International Equity Fund.

     The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.

     These amounts were reported to shareholders as income in 2009. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2011.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                                FREE MARKET FUNDS
                                OTHER INFORMATION
                                   (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between Matson Money and the Company (the "Advisory Agreements") on behalf of each Fund at a meeting of the Board held on May 6, 2010. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for additional one-year terms. The Board's decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreements, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money's services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money's personnel providing those services; (iii) Matson Money's investment philosophies and processes; (iv) Matson Money's assets under management and client descriptions; (v) Matson Money's current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money's compliance procedures; (vii) Matson Money's financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (vii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Lipper, Inc. ("Lipper") comparing each Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (x) a report comparing the performance of each Fund to the performance of its benchmark.

     As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money's services had been acceptable.

                                FREE MARKET FUNDS
                          OTHER INFORMATION (CONCLUDED)
                                   (UNAUDITED)

     The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds' investment performance was provided for one and two year periods. The Directors considered the Funds' investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable. In reaching these conclusions, the Directors noted that the performance of the Free Market U.S. Equity Fund and Free Market International Equity Fund ranked above their respective peer group medians for all periods.

     The Board of Directors also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds' total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees of the Funds, before and after waivers, and the actual total expenses of the Funds were all lower than their respective peer group medians.

     After reviewing the information regarding Matson Money's costs, profitability and economies of scale, and after considering Matson Money's services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that each Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2011.

                                FREE MARKET FUNDS
                                 FUND MANAGEMENT
                                   (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

                                                                                                          NUMBER OF
                                                                                                          PORTFOLIOS
                                                                                                           IN FUND         OTHER
                            POSITION(S)    TERM OF OFFICE                                                  COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS,            HELD        AND LENGTH OF              PRINCIPAL OCCUPATION(S)           OVERSEEN BY      HELD BY
     AND DATE OF BIRTH       WITH FUND     TIME SERVED (1)               DURING PAST 5 YEARS              DIRECTOR*      DIRECTOR
--------------------------  -----------  ------------------  ------------------------------------------  -----------  --------------
                                                       DISINTERESTED DIRECTORS
Nicholas A. Giordano        Director     2006 to present     Consultant, financial services                   18      Kalmar Pooled
103 Bellevue Parkway                                         organizations from 1997 to present.                      Investment
Wilmington, DE 19809                                                                                                  Trust;
DOB: 3/43                                                                                                             (registered
                                                                                                                      investment
                                                                                                                      company) WT
                                                                                                                      Mutual Fund;
                                                                                                                      (registered
                                                                                                                      investment
                                                                                                                      company)
                                                                                                                      Independence
                                                                                                                      Blue Cross;
                                                                                                                      IntriCon
                                                                                                                      Corporation
                                                                                                                      (body worn
                                                                                                                      device
                                                                                                                      company)

Francis J. McKay            Director     1988 to present     Retired; Executive Vice President and            18      None
103 Bellevue Parkway                                         Chief Operating Officer, Fox Chase Cancer
Wilmington, DE 19809                                         Center (biomedical research and medical
DOB: 12/35                                                   care) (2000-1981).

Arnold M. Reichman          Chairman     2005 to present     Director, Gabelli Group Capital Partners,        18      None
103 Bellevue Parkway        Director     1991 to present     L.P. (an investment partnership) from
Wilmington, DE 19809                                         2000 to 2006.
DOB: 5/48

Marvin E. Sternberg         Director     1991 to present     Since 1974, Chairman, Director and               18      MTI Holding
103 Bellevue Parkway                                         President, MTI Holding Group, Inc.                       Group Inc.
Wilmington, DE 19809                                         (formerly known as Moyco Technologies,                   (formerly
DOB: 3/34                                                    Inc.) (manufacturer of dental products                   known as Moyco
                                                             and precision coated and industrial                      Technologies,
                                                             abrasives).                                              Inc.)

Robert A. Straniere         Director     2006 to present     Since 2009, Administrative Law Judge, New        18      Reich and Tang
103 Bellevue Parkway                                         York City; Founding Partner, Straniere                   Group (asset
Wilmington, DE 19809                                         Law Firm (1980 to present); Partner,                     management);
DOB: 3/41                                                    Gotham Strategies (consulting firm) (2005                The SPARX Asia
                                                             to 2008); Partner, The Gotham Global                     Funds Group
                                                             Group (consulting firm) (2005 to 2008);                  (registered
                                                             President, The New York City Hot Dog                     investment
                                                             Company (2005 to present); Partner,                      company)
                                                             Kanter-Davidoff (law firm) (2006 to 2007).               (until 2009)

                                FREE MARKET FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                                          NUMBER OF
                                                                                                          PORTFOLIOS
                                                                                                           IN FUND         OTHER
                            POSITION(S)    TERM OF OFFICE                                                  COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS,            HELD        AND LENGTH OF              PRINCIPAL OCCUPATION(S)           OVERSEEN BY      HELD BY
     AND DATE OF BIRTH       WITH FUND     TIME SERVED (1)               DURING PAST 5 YEARS              DIRECTOR*      DIRECTOR
--------------------------  -----------  ------------------  ------------------------------------------  -----------  --------------
                                                       INTERESTED DIRECTORS(2)
Julian A. Brodsky           Director     1988 to present     Since 1969, Director and Vice Chairman,          18      Comcast
103 Bellevue Parkway                                         Comcast Corporation (cable television                    Corporation;
Wilmington, DE 19809                                         and communications).                                     AMDOCS Limited
DOB: 7/33                                                                                                             (service
                                                                                                                      provider to
                                                                                                                      telecommunica-
                                                                                                                      tions
                                                                                                                      companies)

Robert Sablowsky            Director     1991 to present     Since July 2002, Senior Director and             18      Kensington
103 Bellevue Parkway                                         prior thereto, Executive Vice                            Funds
Wilmington, DE 19809                                         President, of Oppenheimer & Co., Inc.,                   (registered
DOB: 4/38                                                    formerly Fahnestock & Co., Inc. (a                       investment
                                                             registered broker dealer                                 company)
                                                                                                                      (until 2009)

J. Richard Carnall          Director     2002 to present     Director of Haydon Bolts, Inc. (bolt             18      Cornerstone
103 Bellevue Parkway                                         manufacturer) and Parkway Real Estate                    Bank
Wilmington, DE 19809                                         Company (subsidiary of Haydon Bolts,
DOB: 9/38                                                    Inc.) since 1984; and Director of
                                                             Cornerstone Bank since March 2004.

                                                              OFFICERS

Salvatore Faia, Esquire,    President    President June      President, Vigilant Compliance Services         N/A      N/A
CPA Vigilant Compliance     and Chief    2009 to present     since 2004; Senior Legal Counsel, PNC
Services                    Compliance   and Chief           Global Investment Servicing (U.S.),
Brandywine Two              Officer      Compliance Officer  Inc. from 2002 to 2004; and Director of
5 Christy Drive, Suite 209               2004 to present     Energy Income Partnership since 2005.
Chadds Ford, PA 19317
DOB: 12/62

                                FREE MARKET FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                        POSITION(S)   TERM OF OFFICE
    NAME, ADDRESS,          HELD      AND LENGTH OF                             PRINCIPAL OCCUPATION(S)
   AND DATE OF BIRTH     WITH FUND   TIME SERVED (1)                              DURING PAST 5 YEARS
----------------------  -----------  ---------------  ---------------------------------------------------------------------------
                                                             OFFICERS
Joel Weiss              Treasurer    June 2009 to     Since 1993 Vice President and Managing Director, BNY Mellon Investment
103 Bellevue Parkway                 present          Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.)
Wilmington, DE 19809                                  (financial services company)
DOB: 1/63

Jennifer Rogers         Secretary    2007 to present  Since 2005, Vice President and Counsel, BNY Mellon Investment Servicing
301 Bellevue Parkway                                  (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc. (financial
Wilmington, DE 19809                                  services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law
DOB: 7/74                                             firm) from 1999 to 2005.

James G. Shaw           Assistant    2005 to present  Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway    Treasurer                     (formerly PNC Global Investment Servicing (U.S.) Inc. (financial
Wilmington, DE 19809                                  services company)
DOB: 10/60

Michael P. Malloy       Assistant    1999 to present  Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)
One Logan Square, Ste.  Secretary
2000
18th and Cherry Streets
Philadelphia, PA
19103-6996
DOB: 7/59

* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. ("PNC"). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company's Money Market Portfolio. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                                FREE MARKET FUNDS
                                 PRIVACY NOTICE

THE FREE MARKET FUNDS of The RBB Fund, Inc. (the "Funds") are committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

- Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

-    Information about your transactions with the Funds.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Funds may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Funds consider your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (866) 780-0357, ext. 3863.

INVESTMENT ADVISER

MATSON MONEY, INC.
5955 Deerfield Blvd.
Mason, OH 45040

ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER

BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN

PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL

Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

                                   FREE MARKET
                                U.S. EQUITY FUND

                                   FREE MARKET
                            INTERNATIONAL EQUITY FUND

                                   FREE MARKET
                                FIXED INCOME FUND

                                       OF

                               THE RBB FUND, INC.

                                     ANNUAL
                                     REPORT

                                 August 31, 2010

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Shares of the Free Market Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

ROBECO INVESTMENT FUNDS OF THE RBB FUND, INC.

ANNUAL REPORT
AUGUST 31, 2010

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
ROBECO WPG SMALL CAP VALUE FUND
SAM SUSTAINABLE GLOBAL ACTIVE FUND

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Shares of Robeco Investment Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

                                  (ROBECO LOGO)

ROBECO INVESTMENT FUNDS

PRIVACY NOTICE (unaudited)

                 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
                  ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
                    ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
                         ROBECO WPG SMALL CAP VALUE FUND
                       SAM SUSTAINABLE GLOBAL ACTIVE FUND
                         (THE "ROBECO INVESTMENT FUNDS")

The Robeco Investment Funds of The RBB Fund, Inc. (the "Funds") are committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 261-4073.


                             ANNUAL REPORT 2010 | 1

ROBECO INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

     As of the August close, equity market performance capped what has been a very choppy environment all year. Despite periods of steady upward movement, U.S. stocks have yet to regain the highs established just last April. The S&P 500(R), for instance, has declined from its 1,217 peak that month to as low as 1,022 in July and finished August 31st at 1,049. It was a bumpy ride, with the index declining 14% from its peak and rising 3% from its trough.

     During this period, U.S. macroeconomic data has generally been downbeat, marked by deteriorating employment conditions and a stub-born housing market. Other headlines also weighed on investor sentiment, such as debt problems in peripheral European Union countries, ongoing worries about potentially harsh banking reforms, the potential risks of a hard landing in China, and oil pouring into the Gulf of Mexico.

     These items have dominated the news flow and have pushed aside unmistakably good results from corporate America, where U.S. earnings have generally been robust and, we believe, are likely to support solid potential for U.S. equity markets prospectively.

     That said, risk levels in general are elevated. Government debt loads in many countries are high and rising, which would point to increases in interest rates and inflation down the road. There are also substantial growth challenges faced by developed economies, including the US.

     It is critical to keep these headlines in perspective, especially in an environment characterized by heightened uncertainty. It is very hard-- if not impossible--to find a coherent link between macro themes and earnings or other key valuation inputs such as interest rates and risk premiums.

     Furthermore, a preoccupation with macroeconomic scenarios loses sight of the "creative destruction" that takes place during tough times. It changes the fundamental landscape in ways that create a wealth of opportunities and that can provide a basis for future growth.

     Take, for example, the changes corporate America has made over the last couple of years. Companies have rapidly implemented drastic cost reductions in response to the recession. Operating expenses, capital spending and investment in working capital have been cut dramatically, allowing companies to weather the downturn with high cash flow. As a result, the U.S. equity market is in remarkably better fundamental shape today than it was a year ago. A look back over the past year reveals a number of positive observations. For example, corporate America rolled on in the second quarter, reporting positive results amidst a strong earnings recovery. Operating earnings for the first quarter 2010 (reported during the past three months) increased 92% year-over-year for S&P 500 companies and approximately three-quarters of core S&P 1500 companies reported positive earnings surprises. Although cost cutting has been significantly contributing to the stream of positive earnings surprises reported over the past twelve months, sales growth has also been making a difference. For example, approximately 80% of the companies reporting a positive earnings surprise for the first quarter grew sales for the period. That is up from approximately 50% in the fourth quarter of 2009 and nearly triple the number of companies that were growing sales a year ago.(1)

     As we have stated before, our investment process is data driven, objectively addressing the facts to assess a stock's risk/reward profile in the context of earnings and valuation. Earnings drive share prices over time, and the price paid for earnings ultimately drives the investor's return. Throughout the past year, the numbers and facts have been encouraging on both counts.

     As we have noted in past updates, incremental sales are a huge driver of earnings growth given the exceptional operating leverage in corporate America created by its cost restructuring during the recession. According to data for the first quarter of 2010, an incremental $1 of sales increased pre-tax profits by 34 cents for S&P 500 companies. That is a large pickup over a base rate of roughly 12 cents to pre-tax earnings for every dollar of total sales.(2)

     However, given the S&P 500(R) Index's price/earnings multiple of 12.6x estimated 2010 earnings of approximately $82 per share, the market is saying that economic growth will slow dramatically (and perhaps double-dip) in the coming months. As stated before, uncertainty emanating from Europe and China, as well as the deficit and slower-than-expected employment gains in the U.S., has also clouded the out-look for growth and weighed on equity prices.

     Yet, in terms of the actual results so far this year, economic growth in the U.S. and for the globe has exceeded expectations according to the International Monetary Fund.(3) The IMF has raised forecast GDP for the U.S. to 3.3% for 2010 and to 2.9% for 2011. Its forecast for world output has been raised to 4.6% for 2010 (with half of the increase attributable to the U.S.) and held steady for 2011 at 4.3%. As the IMF aptly pointed out in its report, "the overarching policy challenge is to restore financial market confidence without choking the recovery."

     We will leave that work to the experts. What we have been focused on as stock pickers is that this tug-of-war between opposing micro-and macroeconomic conditions has resulted in virtually all U.S. stocks being painted by the same brush. In fact, the correlation of price movements among U.S. stocks last quarter was historic, having only been stronger three percent of the time over the past eighty-four years.(4) This has unlocked attractive risk/reward trade-offs to embracing calculated uncertainty on a stock-specific basis. Indiscriminate conditions favor our strengths as bottom-up stock pickers. We have been finding opportunities to own companies at attractive valuations that have improving operating performance, strong free cash flow generation and favorable competitive advantages in their markets.

     These attributes work over time, and we look forward to discussing with you in our portfolio commentaries how we have been positioning your investment with us for the future.

Sincerely,

Robeco Investment Funds

----------
(1)  HOLT ValueSearch, Factset. The S&P 1500 (ex Financials, REITs,
     Insurance). The sample covers only firms that have reported calendar 1Q'10 financials that were available as of 05/17/10. The S&P Composite 1500 covers approximately 85% of the U.S. market capitalization.

(2)  Empirical Research Partners.

(3)  IMF, World Economic Update, July 7, 2010.

(4)  Empirical Research Partners, June 2010. Large cap universe.


                             2 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)

Dear Shareholder:

     As August wore wearily to a close, the small cap value asset class was down year-to-date, but remained in positive territory for the one-year period ended August 31st, 2010. With the large drop across the equity markets that began in mid-June, even small cap finally capitulated and gave back its appreciation. However, the recent market retreat could not erase the strong up market of the past 12-months, and over the longer-term period the small cap value market has provided appreciation of about 6.60% annualized for the 10-year period ended August 31st, 2010

     For the 1-year period ended August 31, 2010, The Robeco Boston Partners Small Cap Value Fund II underperformed its benchmark, the Russell 2000(R) Value Index. The Fund has outperformed its benchmark for the 3-year, 5-year and 10-year periods. As a result of declines in May and June, the Index was down significantly for the quarter with negative returns posted in all sectors. Returns ranged from down only 3% for the Utilities sector to down 17% for Consumer Durables, an area which includes companies such as home builders, auto parts stores and home furnishings. Within the representative portfolio, an allocation away from Utilities, with its more benign loss, as well as stock selection in Technology and Transportation detracted from performance. On the positive side, stock selection within Health Care and Basic Industries added the most relative value, particularly among Health Care Services and Packaging companies.

     While we are disappointed with the returns for the 1-year period, we believe the portfolio is positioned well for outperformance in the future. With stock price declines come opportunity and we are indeed seeing disparities amongst company valuations as well as mispricings versus our estimate of fair value for many companies. Certainly our outlook for the portfolio is brighter than recent market sentiment. For example, we continue to find selective banks and savings & loans that have been overly penalized, but that have good fundamentals.

     In the current environment, as always, we aim to stick to our process that has created value over the long term - investing in a portfolio of stocks that at the stock level, as well as in aggregate, exhibits the characteristics that we have found to provide long-term outperformance.

Sincerely,

David Dabora
Portfolio Manager, RBP Small Cap Value Fund II

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

TOP TEN POSITIONS (AS OF 8/31/10)     % OF NET ASSETS
---------------------------------     ---------------
Anworth Mortgage Asset Corp.               1.88%
Nelnet, Inc., Class A                      1.72%
U.S. Physical Therapy, Inc.                1.59%
Bowne & Co., Inc.                          1.58%
UTI Worldwide, Inc.                        1.49%
Graham Packaging Co., Inc.                 1.45%
Bristow Group, Inc.                        1.42%
MFA Financial, Inc.                        1.38%
Platinum Underwriters Holdings Ltd.        1.30%
EnerSys                                    1.25%

PORTFOLIO REVIEW (AS OF 8/31/10)
--------------------------------
P/E: Price/Earnings:                                 10.9x
P/B: Price/Book:                                      1.1x
Holdings:                                             164
Weighted Average Market Capitalization (millions):  $ 890
ROE: Return on Equity:                                9.6
OROA: Operating Return on Operating Assets:          34.1

Portfolio holdings are subject to change at any time.


                             ANNUAL REPORT 2010 | 3

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)

             Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners Small Cap Value Fund II vs. Russell Indices

                              (PERFORMANCE GRAPH)


                                                         Small Cap
                              Russell 2000                Value
               Small Cap         Value       RUSSELL     Fund II--
            Value Fund II--     Aggregate      2000    Institutional
               Investor          Index        Index       Class
            ---------------   ------------   -------   -------------
8/31/2000        10000            10000       10000        10000
8/31/2001        15427            11802        8838        15457
8/31/2002        14264            11142        7474        14315
8/31/2003        18280            13780        9647        18403
8/31/2004        20783            16467       10742        20972
8/31/2005        25421            20189       13225        25722
8/31/2006        26976            22755       14460        27365
8/31/2007        29744            26152       16104        30248
8/31/2008        26651            24185       15221        27177
8/31/2009        24198            19181       11980        24740
8/31/2010        25471            20345       12771        26093

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2000 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

                        For Period Ended August 31, 2010

                                                     AVERAGE ANNUAL TOTAL RETURN       GROSS      NET
                                                 ----------------------------------   EXPENSE   EXPENSE
                                                 1 YEAR   3 YEAR   5 YEAR   10 YEAR    RATIO     RATIO
                                                 ------   ------   ------   -------   -------   -------
Small Cap Value Fund II -- Institutional Class    5.47%   -4.81%    0.29%    10.07%    1.74%     1.30%
Small Cap Value Fund II -- Investor Class         5.26%   -5.04%    0.04%     9.80%    1.99%     1.55%
Russell 2000(R) Value Index                       6.06%   -8.03%   -1.33%     6.56%     n/a       n/a
Russell 2000(R) Index(1)                          6.60%   -7.44%   -0.69%     2.48%     n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

(1) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 2000(R) Value Index is an unmanaged index considered representative of small-cap value stocks.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index and is considered representative of small-cap stocks.


                             4 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)

Dear Shareholder:

     The Robeco Long/Short Equity Fund outperformed the benchmark, the S&P 500(R), for the 1-year period ended August 31, 2010. The Fund has also outperformed its benchmark for the 3-year, 5-year and 10-year periods. While we are pleased with the performance, it is our expectation to outperform more meaning-fully during such periods of sharp decline as we have experienced throughout the year. Our lack of meaningful exposure on the short side of the portfolio has been the principal factor. The portfolio averaged approximately 22% exposure to the short side of the ledger during that period. We simply have not been finding an abundance of short selling candidates that appear excessively valued and have deteriorating business trends. It has been particularly difficult to find stocks that offer the latter attribute as we are only a couple of quarters into the economic recovery and most stocks are handily beating expectations for earnings and estimates for future earnings, in aggregate, are rising. While certainly some businesses are seeing a stronger recovery than others, there are few, if any, businesses where trends are still deteriorating in absolute terms.

     The correlation among equities during the second quarter was near all time record levels. Simply put, this means that there was indiscriminate selling of equities as an asset class and, as such, there was little opportunity to add value through superior stock selection. Certain "defensive" sectors of the market did relatively well (i.e. Consumer staples and utilities), but, by our calculation, nine out of twelve economic sectors comprising the S&P 500 declined by 10% or more during the quarter.

     The fears that drove the selling of "risk" assets, such as equities, during the mid-June market sell-off, originated in several "macro" developments that have been developing over the past year. Within a relatively short time span, China's economic growth, which has served as an important engine to overall global growth, showed signs of slowing (even though this was orchestrated by the Chinese government and is a long term positive, it has been heralded as a short-term risk), southern Europe experienced a sovereign debt crisis which lead to currency instability, and the oil industry experienced its worst disaster in history. Throughout this "big picture" turmoil, we have remained in regular communication with companies involved in day to day commerce across many different industries and geographies. The overwhelming majority of those we speak to continue to see improving trends in business activity and remain cautiously optimistic regarding short - to intermediate-term prospects (including those with sizeable exposure to Europe). Despite these currently favorable trends, equity investors have chosen to shoot first and ask questions later regarding the sustainability of such trends. While certainly there are risks to the durability of the recovery sustained thus far, we would submit, as always, that what counts the most is the degree to which such risks are already discounted in the valuations of stocks. We feel that we have successfully found many situations where the price more than sufficiently reflects such risks.

     In summary, we are finding situations where, even in the event of a "double-dip," we have the ability to invest on the long side with what we believe to be a high margin of safety over the intermediate term. Of course, as the second quarter proves, short-term fluctuations can be very difficult to predict.

     As of August 31, 2010, the portfolio had a net long exposure of approximately 81.40%. From a capitalization perspective, the long portfolio had a median market capitalization of $15.6 billion compared to $2.3 billion on the short portfolio. The Fund is well diversified with approximately 163 positions on the long side and 82 positions on the short side.

TOP TEN LONG POSITIONS (AS OF 8/31/10)   % OF NET ASSETS
--------------------------------------   ---------------
JPMorgan Chase & Co.                          2.15%
MIPS Technologies, Inc.                       1.59%
Maiden Holdings Ltd.                          1.58%
Hewlett-Packard Co.                           1.45%
Microsoft Corp.                               1.27%
Lithia Motors, Inc., Class A                  1.25%
Schawk, Inc.                                  1.11%
Multi-Color Corp.                             1.09%
Ducommun, Inc.                                1.07%
Pfizer, Inc.                                  1.04%

PORTFOLIO REVIEW (AS OF 8/31/10)     LONG     SHORT
--------------------------------   -------   ------
P/E: Price/Earnings:                  12.2x    21.1x
P/B: Price/Book:                       1.1x     4.0x
Holdings:                              163       82
Weighted Average Market
   Capitalization (millions):      $15,674   $2,345
ROE: Return on Equity:                 4.3%    13.0
OROA: Operating Return on
   Operating Assets:                  27.6%    46.5

Portfolio holdings are subject to change at any time.

     Our bottom-up value discipline has yielded a portfolio that is attractively positioned relative to the short portfolio from both a valuation and profitability standpoint. The long portfolio trades at 12.2x price-to-earnings and 1.1x price-to-book value, and the short portfolio trades at 21.1x price-to-earnings and 4.0x price-to-book value. We believe that consistently positioning the portfolio with these general characteristics increases the probability of success over the long term and it continues to be the focus of our efforts.

Sincerely,

Robert Jones
Portfolio Manager, RBP Long/Short Equity Fund

Long/Short Equity is an absolute return product that balances long and short portfolio strategies and seeks to achieve stable absolute returns with approximately half the risk of the S&P 500(R) Index. However, this product is not risk neutral. It is exposed to style, capitalization, sector and short-implementation risk. Use of the S&P 500(R) Index is for comparative purposes only since Long/Short returns are not correlated to equity market returns. An absolute return benchmark of 15% is the more appropriate measure for this product.

Investors should note that the Fund is an actively managed mutual fund while the S&P 500(R) Index is unmanaged, does not incur expenses and is not available for investment.


                             ANNUAL REPORT 2010 | 5

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)

             Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners Long/Short Equity Fund vs. S&P 500(R) Index

                              (PERFORMANCE GRAPH)


             Investor  S&P 500 Stock index   Long/Short Equity Fund -- Institutional Class
             --------  -------------------   ---------------------------------------------
8/31/2000      10000          10000                           10000
8/31/2001      15151           7561                           15185
8/31/2002      14932           6201                           15007
8/31/2003      14735           6949                           14837
8/31/2004      15096           7745                           15242
8/31/2005      18318           8717                           18549
8/31/2006      20642           9490                           20948
8/31/2007      21126          10926                           21493
8/31/2008      21313           9709                           21733
8/31/2009      27627           7937                           28258
8/31/2010      30315           8327                           31236

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2000 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500(R) Index is unmanaged, does not incur expenses and is not available for investment.

                        For Period Ended August 31, 2010

                                                    AVERAGE ANNUAL TOTAL RETURN       GROSS      NET
                                                ----------------------------------   EXPENSE   EXPENSE
                                                1 YEAR   3 YEAR   5 YEAR   10 YEAR    RATIO     RATIO
                                                ------   ------   ------   -------   -------   -------
Long/Short Equity Fund -- Institutional Class    10.54%   13.27%   10.99%   12.06%    4.04%     3.35%
Long/Short Equity Fund -- Investor Class          9.73%   12.79%   10.60%   11.73%    4.29%     3.60%
S&P 500(R)  Index                                 4.91%   -8.66%   -0.91%   -1.81%     n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE (INCLUDING INTEREST AND DIVIDEND EXPENSE ON SHORT SALES) ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

The S&P 500(R) Index is an unmanaged index that measures the performance of 500 large-cap stocks.


                             6 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)

Dear Shareholder:

     The broad-based market downturn that began in mid-June left the Russell 3000 Value(R) Index posting negative returns for the year-to-date period ended August 31, 2010, but nonetheless remained in positive territory for the past 12 months.

     For the 1-year period ended August 31, 2010, the Robeco Boston Partners All-Cap Fund underperformed its benchmark, the Russell 3000(R) Value Index. However, the Fund has outperformed its benchmark for the 3-year, 5-year and since inception periods.

     The portfolio's positioning in best-of-class global technology businesses was the main detractor from relative performance over the period, costing 0.5 percentage points in relative return. More than half of that figure came from positions like Microsoft and Hewlett Packard whose performance reflected domination of macroeconomic uncertainty over underlying fundamentals.

     We believe owning businesses at attractive valuations that have the benefits of scale, global exposure, global brand awareness and access to capital has positioned the portfolio well for favorable performance longer term. In the near term, however, U.S. markets have been experiencing a dramatic tug-of-war between opposing macro- and microeconomic conditions. As these condition persist, we can expect further choppy market conditions over the coming months.

     However, the portfolio's differentiation from the market has been key to its long-term success. It is particularly important in today's market environment because of the attractive risk/reward trade-off to embracing calculated uncertainty on a stock-specific basis. We have been taking advantage of this to differentiate the portfolio by maintaining exposure to businesses with significant earnings leverage to an economic and financial recovery, by favoring higher-quality companies that are better positioned to navigate a bumpy economic recovery, and by proactively adjusting holdings to keep the portfolio's underlying business momentum positive amidst a strong earnings recovery.

     The portfolio's technology holdings, for example, offer a mix of businesses at attractive valuations that have stable earnings bases and/or significant earnings leverage to incremental improvements in demand. The portfolio's technology holdings represent approximately 16% of its market weight, which is three times the Russell 3000 Value Index.

     Our consumer holdings, approximately one-quarter of the portfolio's market weight, generally reflect the portfolio's bias for well-run businesses that generate excess cash flow and have a record of astutely creating shareholder value.

     We continue to believe the economy's recovery will be a bumpy road. The mid-June market pothole yielded a host of stock-specific opportunities to further position the portfolio for the future. Indiscriminate conditions favor our strengths as bottom-up stock pickers over time, and we look forward to keeping you informed of what we're doing for your portfolio along the way.

Sincerely,

Duilio Ramallo
Portfolio Manager, RBP All Cap Value Fund

----------
(1) Holt ValueSearch, May 2010. This sample covers only firms that have reported calendar Q1 financials that are available as of 05/17/2010 and is the S&P 1500, less financials, REITs and insurance.

TOP TEN POSITIONS (AS OF 8/31/10)        % OF NET ASSETS
--------------------------------------   ---------------
JPMorgan Chase & Co.                            3.54%
Pfizer, Inc.                                    3.29%
International Business Machines Corp.           2.60%
Bank of America Corp.                           2.47%
Chevron Corp.                                   2.34%
Loews Corp.                                     2.30%
Noble Energy, Inc.                              2.27%
Vodafone Group PLC - Sponsored ADR              2.20%
Microsoft Corp.                                 2.01%
Amgen, Inc.                                     1.95%

PORTFOLIO REVIEW (AS OF 8/31/10)
--------------------------------
P/E: Price/Earnings:                                    11.1x
P/B: Price/Book:                                         1.4x
Holdings:                                                111
Weighted Average Market Capitalization (millions):   $50,819
ROE: Return on Equity:                                  19.4
OROA: Operating Return on Operating Assets:             38.2

Portfolio holdings are subject to change at any time.

(2)  Empirical Research Partners, June 2010. Large cap universe.

Small and mid size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


                             ANNUAL REPORT 2010 | 7

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)

             Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners All-Cap Value Fund vs. Russell Indices

                              (PERFORMANCE GRAPH)


                              Russell 3000 Value Index  Rusell 3000 Index  All-Cap Value Fund -- Institutional Class
                              ------------------------  -----------------  -----------------------------------------
 7/1/2002         10000                 10000                  10000                         10000
8/31/2002          9440               9089.49                9248.26                          9450
2/28/2003       8636.63               8375.69                8577.32                       8665.51
8/31/2003       10820.8               10221.5                10535.6                       10851.9
2/29/2004         13324               12042.3                  12122                       13381.6
8/31/2004         13324               12024.3                11725.8                       13401.8
2/28/2005       15296.9               13692.2                13047.2                       15391.5
8/31/2005       16262.8               14109.6                13523.2                       16393.7
2/28/2006       17058.8                 15269                14691.9                         17212
8/31/2006       17518.3                 16175                14995.8                         17697
2/28/2007       19389.3               17771.9                16462.3                       19602.4
8/31/2007       19998.6               18166.3                17236.4                       20241.5
2/29/2008       18490.8               16223.5                15716.9                       18755.7
8/31/2008       18235.3               15603.1                15473.8                       18510.8
2/28/2009         11838               11254.7                10956.3                       12054.1
8/31/2009       17114.6               16282.4                15538.7                       17422.3
2/28/2010         18705                 17694                  17088                         19063
8/31/2010         17629                 17109                  16414                         17999

The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 2002 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

                        For Period Ended August 31, 2010

                                                     AVERAGE ANNUAL TOTAL RETURN
                                            ---------------------------------------------    GROSS      NET
                                                                                 SINCE      EXPENSE   EXPENSE
                                               1 YEAR      3 YEAR   5 YEAR   INCEPTION(2)    RATIO     RATIO
                                            ------------   ------   ------   ------------   -------   -------
All-Cap Value Fund -- Institutional Class       3.31%       -3.84%   1.89%       7.46%       1.50%     0.70%
All-Cap Value Fund -- Investor Class            3.01%       -4.12%   1.63%       7.19%       1.75%     0.95%
Russell 3000(R) Value Index                     5.08%      -10.40%  -1.66%       3.24%        n/a       n/a
Russell 3000(R) Index(1)                        5.64%       -8.27%  -0.72%       3.31%        n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

(1) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

(2) For the period July 1, 2002 (commencement of operations) through August 31, 2010.

The Russell 3000(R) Value Index is an unmanaged index considered representative of broad value stocks.

The Russell 3000(R) Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equitY market.


                             8 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

ROBECO WPG SMALL CAP VALUE FUND (unaudited)

Dear Shareholder:

     For the 1-year period ended August 31, 2010, the Robeco WPG Small Cap Value Fund outperformed its benchmark, the Russell 2000(R) Value Index. Over the period, the portfolio benefitted from a mix of strong stock selection while asset allocation had little impact on overall performance.

     Consumer Services,Technology, and Consumer Non-Durables were the biggest contributors to relative performance over the period. Consumer Services benefitted from strong performance in one of the composite's largest holdings, a diversified consulting company. Strong performance from two technology companies were the main reason for outperformance in the Technology sector and Consumer Non-Durables benefitted from strong stock picking, although there were no single individual performers. The largest detractors to performance were the Capital Goods, REITs and Communication sectors. Our equal weight in Capital Goods underperformed because of stock picking, particularly in one of our engineering and construction positions because of renewed fears about a contraction in construction projects. REITs underperformed largely because of our decision to underweight the sector in a relatively strong 1-year period and Communications underperformed because of Euro translation fears at one of our positions.

     The largest change to the portfolio has been our continued reduction in our overweight in Finance. The decision has largely been driven by our concerns about credit quality, which has not recovered to our expectations. Losses at many financial institutions continued to surprise negatively, something we'd normally not see during this part of an economic recovery. This coupled with anemic new loan growth has us concerned about a change in catalyst at several of our financial positions. As such, we've reduced or eliminated some of these positions entirely. Looking forward, we expect the high volatility in the market to continue, especially for small cap stocks. Renewed fears about the health of the recovery and sovereign debts has investors on edge. Although we share some of their concerns, the companies we're invested in continue to show positive fundamentals and strong catalysts. We'll continue to use the pullback to invest in those companies in which we feel have the greatest risk/reward profile.

Sincerely,

Richard Shuster
Portfolio Manager,WPG Small Cap Value Fund

Small and mid size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

TOP TEN POSITIONS (AS OF 8/31/10)     % OF NET ASSETS
---------------------------------     ---------------
Geo Group, Inc., (The)                     3.99%
MDC Partners, Inc., Class A                3.62%
ICU Medical, Inc.                          2.90%
Meadowbrook Insurance Group, Inc.          2.77%
AirTran Holdings, Inc.                     2.72%
Chiquita Brands International, Inc.        2.53%
Scorpio Tankers, Inc.                      2.25%
Del Monte Foods Co.                        2.17%
FTI Consulting, Inc.                       2.10%
Digital River, Inc.                        1.55%

PORTFOLIO REVIEW (AS OF 8/31/10)
--------------------------------
P/E: Price/Earnings:                                  11.8x
P/B: Price/Book:                                       1.1x
Holdings:                                              115
Weighted Average Market Capitalization (millions):   $ 839
ROE: Return on Equity:                                 2.2
OROA: Operating Return on Operating Assets:           25.5

Portfolio holdings are subject to change at any time.


                              ANNUAL REPORT 2010 | 9

ROBECO INVESTMENT FUNDS

ROBECO WPG SMALL CAP VALUE FUND (unaudited) (concluded)

             Comparison of Change in Value of $10,000 Investment in
                Robeco WPG Small Cap Value Fund vs. Russell Index

                              (PERFORMANCE GRAPH)

            Russell 2000 Value Aggregate   Institutional
            ----------------------------   -------------
8/31/2000                10000                  10000
8/31/2001              11801.8                6608.39
8/31/2002              11141.6                5269.48
8/31/2003                13780                6608.79
8/31/2004              16466.6                7763.36
8/31/2005              20188.8                8940.03
8/31/2006              22755.4                9579.83
8/31/2007              24268.6                  10948
8/31/2008              22443.1                9284.96
8/31/2009                18021                8084.64
8/31/2010              19114.4                8936.76

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2000 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell index is unmanaged, does not incur expenses and is not available for investment.

                        For Period Ended August 31, 2010

                                                      AVERAGE ANNUAL TOTAL RETURN       GROSS      NET
                                                  ----------------------------------   EXPENSE   EXPENSE
                                                  1 YEAR   3 YEAR   5 YEAR   10 YEAR    RATIO     RATIO
                                                  ------   ------   ------   -------   -------   -------
WPG Small Cap Value Fund -- Institutional Class   10.54%   -6.54%   -0.01%   -1.12%    1.95%     1.70%
Russell 2000(R) Value Index                        6.06%   -8.03%   -1.33%    6.56%     n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. AGREED TO WAIVE A PORTION OF ITS ADVISORY FEE AND REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUS. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

The Russell 2000(R) Value Index is an unmanaged index considered representative of small-cap value stocks.


                             10 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

SAM SUSTAINABLE GLOBAL ACTIVE FUND (unaudited)

Dear Shareholder:

     The year ended August 30, 2010 has been positive for global equity markets. The MSCI World Index returned 1.54% over the 1-year period ended August 31, 2010 (in USD terms). On a regional level, Asian equities were the best performing up almost 20% over the period (as measured by MSCI AC Asia ex-Japan) while Japanese equities underperformed in relative terms. The year was also characterized by the European sovereign debt crisis. Investors were focused on the rising public deficit in Greece, Ireland, Portugal and Spain. The unsustainable level of sovereign debt has affected investor's sentiment by increasing volatility on the equity markets and credit default spreads among European countries. Despite negative market sentiment and concerns due to the sovereign crisis, global equity markets have recovered over the last quarter. The recovery was certainly driven by a good earnings season. Companies both in the U.S. and Europe delivered better than expected numbers and confirmed a positive outlook for the rest of 2010. In addition, the banking Basel Committee decision to soften some of the proposed capital and liquidity rules for the European banking sector has also had a positive impact on market sentiment. Furthermore, monetary authorities around the world signaled that they are ready to take further action to support the recovery.

     For the 1-year period ended August 31, 2010, the SAM Sustainable Global Active Fund outperformed its benchmark, the MSCI World(R) Index. Stock selection was the main driver of Fund performance as sustainability leaders with attractive valuation out-performed the market. While stock selection was effective across all sectors, it was particularly good within Healthcare, Consumer Discretionary and Materials. On a sector level, the Fund kept an overweight exposure in Healthcare, Consumer Staples and Telecom stocks while underweighting Industrials, Financials and IT stocks. Sector exposure, however, did not affect the Fund's deviations versus the benchmark were constrained.

     Looking ahead, the macro data continue to show signs of a recovery, notably in Asia and Europe. Concerns regarding a possible double dip seem to be set aside even though the overall economic recovery will likely remain subdued for the foreseeable future. With the global equity markets offering attractive valuations and given the combination of a low interest rate environment and investor's risk appetite coming back, we expect the overall equity markets to remain benign going into the end of the year. Our investment strategy remains focused on investing in sustainable companies with attractive valuations and stable earnings outlooks.

Sincerely,

Diego d' Argenio
Senior Portfolio Manager, SAM Sustainable Global Active Fund

Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.

The Fund is non-diversified. The Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have a greater impact on the Fund.

The Fund's sustainability investment criteria may limit the number of investment opportunities available to the Fund. Moreover, companies that promote sustainability goals may not perform as well as companies that do not pursue such goals.

International investing is subject to currency volatility, political, social or economic instability, taxation, auditing and other financial practices.

TOP TEN POSITIONS (AS OF 8/31/10)         % OF NET ASSETS
---------------------------------         ---------------
Health Net, Inc.                               3.69%
Sherritt International Corp.                   3.49%
International Business Machines Corp.          3.36%
Procter & Gamble Co.                           3.19%
Travis Perkins PLC                             3.05%
Hartford Financial Services Group, Inc.        3.03%
Barclays PLC                                   2.80%
Canadian Imperial Bank of Commerce             2.64%
Pfizer, Inc.                                   2.60%
Portugal Telecom, SGPS SA                      2.54%

PORTFOLIO REVIEW (AS OF 8/31/10)
--------------------------------
P/E: Price/Earnings:                                    11.1x
P/B: Price/Book:                                         1.6x
Holdings:                                                 79
Weighted Average Market Capitalization (millions):   $58,199
ROE: Return on Equity:                                  19.6
OROA: Operating Return on Operating Assets:             29.8

Portfolio holdings are subject to change at any time.


                             ANNUAL REPORT 2010 | 11

ROBECO INVESTMENT FUNDS

SAM SUSTAINABLE GLOBAL ACTIVE FUND (unaudited) (concluded)

             Comparison of Change in Value of $10,000 Investment in SAM Sustainable Global Active Fund vs. MSCI World Index


                              (PERFORMANCE GRAPH)

             MSCI World      SAM Sustainable
               Index       global active Class
             -----------   -------------------
 6/19/2009      10000            10000
 6/30/2009      10128             9970
 8/31/2009      11439            11300
11/30/2009      12161            12270
 2/28/2010      12035            12248
 5/31/2010      11558            12009
 8/31/2010      11616            11912

             MSCI World      SAM Sustainable
               Index       global active Class
             -----------   -------------------
 7/15/2009      10000            10000
 7/31/2009      11053            10809
 8/31/2009      11509            11155
11/30/2009      12235            12113
 2/28/2010      12108            12081
 5/31/2010      11628            11846
 8/31/2010      11687            11728

The chart assumes a hypothetical $10,000 initial investment in the Fund made on the commencement of operations and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

                        For Period Ended August 31, 2010

                                                              GROSS      NET
                                                   SINCE     EXPENSE   EXPENSE
                                        1 YEAR   INCEPTION    RATIO     RATIO
                                        -------- ---------   -------   -------
SAM Sustainable Global Active Fund --
   Institutional Class(1)                5.42%    15.66%      4.06%     1.20%
MSCI World Index                         1.54%    13.20%       n/a       n/a
SAM Sustainable Global Active Fund --
   Investor Class(2)                     5.14%    15.17%      4.31%     1.45%
MSCI World Index                         1.54%    14.71%       n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

(1) For the period June 18, 2009 (commencement of operations) through August 31, 2010.

(2) For the period July 15, 2009 (commencement of operations) through August 31, 2010.

The MSCI World Index is an unmanaged index of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.


                             12 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2010 through August 31, 2010, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING ACCOUNT    ENDING ACCOUNT   ANNUALIZED    EXPENSES
                                                                 VALUE              VALUE         EXPENSE     PAID DURING
EXPENSE TABLE                                                MARCH 1, 2010     AUGUST 31, 2010      RATIO       PERIOD*
-------------                                              -----------------   ---------------   ----------   -----------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
INSTITUTIONAL
Actual .................................................       $1,000.00          $  918.30        1.30%        $ 6.29
Hypothetical ...........................................        1,000.00           1,018.57        1.30%          6.64
INVESTOR
Actual .................................................       $1,000.00          $  917.10        1.55%        $ 7.49
Hypothetical ...........................................        1,000.00           1,017.29        1.55%          7.91
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
INSTITUTIONAL
Actual .................................................       $1,000.00          $  990.30        3.48%(1)     $17.46
Hypothetical ...........................................        1,000.00           1,007.44        3.48%(1)      17.76
INVESTOR
Actual .................................................       $1,000.00          $  988.80        3.73%(1)     $18.70
Hypothetical ...........................................        1,000.00           1,006.17        3.73%(1)      19.04
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
INSTITUTIONAL
Actual .................................................       $1,000.00          $  944.10        0.70%        $ 3.43
Hypothetical ...........................................        1,000.00           1,021.63        0.70%          3.57
INVESTOR
Actual .................................................       $1,000.00          $  942.50        0.95%        $ 4.65
Hypothetical ...........................................        1,000.00           1,020.36        0.95%          4.85


                            ANNUAL REPORT 2010 | 13

ROBECO INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited) (concluded)

                                                           BEGINNING ACCOUNT    ENDING ACCOUNT   ANNUALIZED    EXPENSES
                                                                 VALUE              VALUE         EXPENSE     PAID DURING
                                                             MARCH 1, 2010     AUGUST 31, 2010     RATIO        PERIOD*
                                                           -----------------   ---------------   ----------   -----------
ROBECO BOSTON PARTNERS WPG SMALL CAP VALUE FUND
INSTITUTIONAL
Actual .................................................       $1,000.00          $1,009.50        1.69%        $8.56
Hypothetical ...........................................        1,000.00           1,016.58        1.69%         8.63
SAM SUSTAINABLE GLOBAL ACTIVE FUND
INSTITUTIONAL
Actual .................................................       $1,000.00          $  972.60        1.20%        $5.97
Hypothetical ...........................................        1,000.00           1,019.08        1.20%         6.13
INVESTOR
Actual .................................................       $1,000.00          $  970.80        1.45%        $7.20
Hypothetical ...........................................        1,000.00           1,017.80        1.45%         7.40

* Expenses are equal to the Fund's annualized six-month expense ratios in the table below, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

(1) These amounts include dividends paid on securities which the Fund has sold short ("short-sale dividends") and related interest expense. The annualized amount of short-sale dividends and related interest expense was 0.98% of average net assets for the most recent fiscal half-year.


                              14 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

PORTFOLIO HOLDINGS SUMMARY TABLES

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

                                                        % of Net
Security Type/Sector Classification                      Assets        Value
----------------------------------------------------   ---------   -------------
COMMON STOCK
   Finance .........................................      22.1%    $  19,193,257
   Consumer Services ...............................      20.9        18,140,719
   Health Care .....................................      12.7        11,031,886
   Capital Goods ...................................       9.6         8,369,104
   Real Estate Investment Trusts ...................       6.9         6,028,121
   Technology ......................................       6.7         5,838,824
   Consumer Non-Durables ...........................       6.6         5,740,812
   Basic Industries ................................       4.0         3,467,803
   Energy ..........................................       2.6         2,266,240
   Transportation ..................................       2.2         1,925,544
   Utilities .......................................       0.9           768,425
   Consumer Durables ...............................       0.7           630,470
   Communications ..................................       0.7           628,678
SECURITIES LENDING COLLATERAL ......................      25.4        22,097,610
LIABILITIES IN EXCESS OF OTHER ASSETS ..............     (22.0)      (19,130,526)
                                                         -----     -------------
NET ASSETS .........................................     100.0%    $  86,996,967
                                                         =====     =============

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

                                                        % of Net
Security Type/Sector Classification                      Assets        Value
----------------------------------------------------   ---------   -------------
COMMON STOCK
   Finance .........................................      21.6%    $  53,181,594
   Technology ......................................      20.6        50,839,616
   Consumer Services ...............................      15.0        36,996,014
   Capital Goods ...................................      10.9        26,936,552
   Health Care .....................................       9.1        22,375,517
   Consumer Non-Durables ...........................       6.0        14,861,311
   Consumer Durables ...............................       4.6        11,337,977
   Basic Industries ................................       3.9         9,588,819
   Communications ..................................       1.9         4,609,203
   Transportation ..................................       1.7         4,228,858
   Energy ..........................................       1.6         3,909,116
   Real Estate Investment Trusts ...................       0.3           806,357
PREFERRED STOCK ....................................       1.2         3,000,093
SECURITIES LENDING COLLATERAL ......................       6.8        16,667,599
WARRANTS ...........................................       0.0                --
SECURITIES SOLD SHORT ..............................     (22.8)      (56,167,231)
OTHER ASSETS IN EXCESS OF LIABILITIES ..............      17.6        43,354,240
                                                         -----     -------------
NET ASSETS .........................................     100.0%    $ 246,525,635
                                                         =====     =============

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

                                                        % of Net
Security Type/Sector Classification                      Assets        Value
----------------------------------------------------   ---------   -------------
COMMON STOCK
   Finance .........................................      28.8%    $  36,164,003
   Consumer Services ...............................      17.6        22,017,756
   Technology ......................................      16.4        20,586,817
   Health Care .....................................      13.3        16,727,457
   Energy ..........................................       9.0        11,337,999
   Consumer Non-Durables ...........................       5.5         6,900,424
   Capital Goods ...................................       3.7         4,610,463
   Communications ..................................       2.6         3,282,951
   Consumer Durables ...............................       0.9         1,083,891
   Real Estate Investment Trusts ...................       0.8           945,626
   Utilities .......................................       0.4           552,362
PREFERRED STOCK ....................................       0.1            71,645
CORPORATE BONDS ....................................       0.1            67,950
SECURITIES LENDING COLLATERAL ......................      15.1        19,033,543
WRITTEN OPTIONS ....................................      (0.7)         (864,137)
LIABILITIES IN EXCESS OF OTHER ASSETS ..............     (13.6)      (17,065,584)
                                                         -----     -------------
NET ASSETS .........................................     100.0%    $ 125,453,166
                                                         =====     =============

Portfolio holdings are subject to change at any time.

ROBECO WPG SMALL CAP VALUE FUND

                                                        % of Net
Security Type/Sector Classification                      Assets        Value
----------------------------------------------------   ---------   -------------
COMMON STOCK
   Finance .........................................      26.2%    $   8,492,070
   Consumer Services ...............................      16.3         5,298,003
   Capital Goods ...................................      10.0         3,238,149
   Health Care .....................................       8.2         2,652,978
   Transportation ..................................       6.9         2,230,794
   Real Estate Investment Trusts ...................       6.6         2,136,997
   Consumer Non-Durables ...........................       6.3         2,047,114
   Technology ......................................       6.0         1,930,594
   Utilities .......................................       5.6         1,818,318
   Energy ..........................................       3.1           994,710
   Communications ..................................       1.5           501,030
   Basic Industries ................................       1.5           474,962
   Consumer Durables ...............................       1.3           424,974
PREFERRED STOCK
   Energy ..........................................       0.2            74,710
SECURITIES LENDING COLLATERAL ......................      30.2         9,762,890
LIABILITIES IN EXCESS OF OTHER ASSETS ..............     (29.9)       (9,684,747)
                                                         -----     -------------
NET ASSETS .........................................     100.0%    $  32,393,546
                                                         =====     =============

Portfolio holdings are subject to change at any time.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2010 | 15

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

PORTFOLIO HOLDINGS SUMMARY TABLES

SAM SUSTAINABLE GLOBAL ACTIVE FUND

                                                        % of Net
Security Type/Sector Classification                      Assets        Value
----------------------------------------------------   ---------   -------------
COMMON STOCK
   Financials ......................................      18.7%    $   3,129,330
   Consumer Staples ................................      12.6         2,114,129
   Health Care .....................................      11.9         1,997,322
   Energy ..........................................      10.4         1,737,802
   Industrial ......................................       9.9         1,664,172
   Information Technology ..........................       8.8         1,476,401
   Materials .......................................       7.9         1,317,446
   Consumer Discretionary ..........................       7.4         1,250,188
   Telecommunciation Services ......................       6.4         1,080,926
   Utilities .......................................       4.2           698,815
   SECURITIES LENDING COLLATERAL ...................       5.1           846,682
   LIABILITIES IN EXCESS OF OTHER ASSETS ...........      (3.3)         (547,841)
                                                         -----     -------------
NET ASSETS .........................................     100.0%    $  16,765,372
                                                         =====     =============

Portfolio holdings are subject to change at any time.

                                                        % of Net
Country Diversification                                  Assets        Value
----------------------------------------------------   ---------   -------------
   United States ...................................      45.2%    $   7,580,451
   United Kingdom ..................................      12.5         2,094,715
   Canada ..........................................       9.8         1,645,962
   Japan ...........................................       7.9         1,318,243
   Germany .........................................       5.4           906,575
   Spain ...........................................       4.1           695,286
   Portugal ........................................       3.2           529,383
   Norway ..........................................       3.1           524,406
   Sweden ..........................................       2.5           423,789
   Australia .......................................       2.2           363,026
   Switzerland .....................................       1.7           289,899
   Italy ...........................................       0.6            94,796
   SECURITIES LENDING COLLATERAL ...................       5.1           846,682
   LIABILITIES IN EXCESS OF OTHER ASSETS ...........      (3.3)         (547,841)
                                                         -----     -------------
NET ASSETS .........................................     100.0%    $  16,765,372
                                                         =====     =============

Portfolio holdings are subject to change at any time.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            16 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                       of Shares       Value
                                                       ---------   -------------
COMMON STOCK--96.6%
BASIC INDUSTRIES--4.0%
   Graham Packaging Co., Inc. *.....................     112,815   $   1,261,272
   International Coal Group, Inc. * (a).............      92,920         424,644
   Schweitzer-Mauduit International, Inc.(a)........      13,690         737,070
   Sensient Technologies Corp.......................      14,525         402,778
   Spartech Corp. * (a).............................      43,010         384,079
   USEC, Inc. * (a).................................      54,885         257,960
                                                                   -------------
                                                                       3,467,803
                                                                   -------------
CAPITAL GOODS--9.6%
   Actuant Corp., Class A...........................      26,830         531,771
   Acuity Brands, Inc...............................      17,795         689,378
   Beacon Roofing Supply, Inc. *....................      67,860         945,290
   Brady Corp., Class A.............................      10,548         271,716
   Drew Industries, Inc. * (a)......................      20,940         400,582
   Globe Specialty Metals, Inc. *...................      59,255         647,657
   Granite Construction, Inc.(a)....................      19,970         439,540
   Griffon Corp. *..................................      76,410         816,823
   Hillenbrand, Inc.(a).............................      28,980         551,489
   Insituform Technologies, Inc., Class A *.........       5,450         110,962
   LSI Industries, Inc..............................      20,210         104,082
   Mueller Industries, Inc..........................      10,540         248,533
   Mueller Water Products, Inc., Class A............      92,090         218,253
   Olin Corp........................................      16,470         294,978
   Rofin-Sinar Technologies, Inc. *.................       6,210         126,684
   RTI International Metals, Inc. *.................      23,395         645,702
   Tutor Perini Corp. *.............................      35,380         699,109
   WESCO International, Inc. * (a)..................      19,410         626,555
                                                                   -------------
                                                                       8,369,104
                                                                   -------------
COMMUNICATIONS--0.7%
   EarthLink, Inc.(a)...............................      48,210         412,678
   Neutral Tandem, Inc. * (a).......................      19,115         216,000
                                                                   -------------
                                                                         628,678
                                                                   -------------
CONSUMER DURABLES--0.7%
   Tempur-Pedic International, Inc. *...............      23,525         630,470
                                                                   -------------
CONSUMER NON-DURABLES--6.6%
   Alliance One International, Inc. * (a)...........      81,710         285,985
   Brown Shoe Co., Inc..............................      37,562         395,152
   Callaway Golf Co.(a).............................      80,430         502,687
   Dole Food Co., Inc. * (a)........................      90,035         777,902
   Fresh Del Monte Produce, Inc. *..................      23,500         516,295
   Matthews International Corp., Class A............      10,035         316,002
   Nu Skin Enterprises, Inc., Class A(a)............      25,420         649,989
   RC2 Corp. *......................................      43,825         806,818
   Skechers U.S.A., Inc., Class A * (a).............      12,090         307,932
   Steven Madden Ltd. * (a).........................      15,492         533,390
   Take-Two Interactive Software, Inc. * (a)              19,095         158,870
   Universal Corp.(a)                                     13,735         489,790
                                                                   -------------
                                                                       5,740,812
                                                                   -------------
CONSUMER SERVICES--20.9%
   ABM Industries, Inc..............................      20,350         399,063
   Asbury Automative Group, Inc. *..................      50,135         598,111

                                                         Number
                                                       of Shares       Value
                                                       ---------   -------------
CONSUMER SERVICES--(CONTINUED)
   Asset Acceptance Capital Corp. * (a).............      25,845   $      98,986
   BJ's Wholesale Club, Inc. *......................      20,480         859,341
   Bowne & Co., Inc. (a)............................     124,555       1,378,824
   Brink's Co., (The)...............................      49,115         926,800
   Charming Shoppes, Inc. * (a).....................     134,425         453,012
   Dress Barn, Inc., (The) * (a)....................      39,680         827,328
   Ennis, Inc.......................................      20,165         310,339
   Finish Line, Inc., (The), Class A (a)............      71,610         945,252
   Franklin Covey Co. *.............................      38,245         233,295
   G&K Services, Inc., Class A......................      17,022         341,972
   Geo Group, Inc., (The) * (a).....................      19,640         434,044
   Group 1 Automotive, Inc. * (a)...................      16,935         427,439
   Gymboree Corp., (The) * (a)......................       6,835         257,201
   Heidrick & Struggles International, Inc..........      36,670         636,958
   International Speedway Corp., Class A............      37,818         865,654
   KAR Auction Services, Inc. *.....................      49,320         597,265
   Knoll, Inc.......................................      56,323         755,855
   Knot, Inc., (The) *..............................      40,280         284,377
   Live Nation Entertainment, Inc. * (a)............      67,855         586,267
   MAXIMUS, Inc.....................................      14,775         793,565
   Men's Wearhouse, Inc., (The).....................      23,965         462,045
   Navigant Consulting, Inc. *......................      57,750         571,725
   Regis Corp.......................................      37,470         628,372
   Rent-A-Center, Inc. (a)..........................      29,315         588,645
   Service Corp. International......................      57,205         439,906
   SFN Group, Inc. *................................     103,975         565,624
   Steiner Leisure Ltd. *...........................       7,460         265,651
   Steinway Musical Instruments *...................      17,925         277,300
   Weight Watchers International, Inc. (a)..........      11,295         322,133
   World Fuel Services Corp. (a)....................      39,482       1,008,370
                                                                   -------------
                                                                      18,140,719
                                                                   -------------
ENERGY--2.6%
   Approach Resources, Inc. *.......................      26,095         227,026
   Bristow Group, Inc. *............................      37,365       1,233,045
   Helix Energy Solutions Group, Inc. *.............      31,145         283,420
   Petroleum Development Corp. *....................       6,910         185,879
   Rosetta Resources, Inc. * (a)....................      17,100         336,870
                                                                   -------------
                                                                       2,266,240
                                                                   -------------
FINANCE--22.1%
   Alterra Capital Holdings Ltd.....................      29,115         539,792
   Ameris Bancorp * (a).............................      22,273         174,620
   AMERISAFE, Inc. *................................      17,435         306,333
   Apollo Investment Corp...........................      53,655         513,478
   Centerstate Banks, Inc...........................      51,625         445,007
   Citizens Republic Bancorp, Inc. * (a)............     436,730         340,649
   CNA Surety Corp. *...............................      13,525         226,679
   Columbia Banking System, Inc. (a)................      26,685         475,260
   Cowen Group, Inc., Class A * (a).................      25,905          88,854
   Cypress Sharpridge Investments, Inc..............      54,660         736,270
   FBR Capital Markets Corp. *......................     115,340         394,463
   Fifth Street Finance Corp........................      87,245         860,236
   First American Financial Corp. (a)...............      31,865         472,558
   First Citizens Bancshares, Inc., Class A.........       3,160         530,785

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2010 | 17

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                       of Shares       Value
                                                       ---------   -------------
FINANCE--(CONTINUED)
   First Financial Bancorp (a)......................      28,550   $     455,373
   Flagstone Reinsurance Holdings S.A...............      22,390         225,467
   Gladstone Capital Corp. (a)......................      14,790         154,260
   Global Indemnity PLC *...........................      13,448         222,161
   Heritage Financial Corp. *.......................       7,075          89,853
   Horace Mann Educators Corp.......................      24,125         395,650
   Infinity Property & Casualty Corp................      10,545         488,761
   JMP Group, Inc...................................      63,475         363,712
   Knight Capital Group, Inc., Class A * (a)........      90,295       1,072,705
   Maiden Holdings Ltd..............................     123,745         907,051
   MGIC Investment Corp. * (a)......................      81,215         586,372
   Nara Bancorp, Inc. *.............................      86,660         517,360
   Navigators Group, Inc., (The) *..................       8,405         351,581
   Nelnet, Inc., Class A............................      68,311       1,496,694
   Park Sterling Bank *.............................      41,315         249,956
   PHH Corp. * (a)..................................      50,630         937,161
   Platinum Underwriters Holdings Ltd...............      28,155       1,132,113
   ProAssurance Corp. *.............................       3,970         210,212
   Safety Insurance Group, Inc......................       9,535         388,551
   State Auto Financial Corp........................      12,110         169,298
   Student Loan Corp., (The)........................      17,895         333,742
   SVB Financial Group * (a)........................      10,195         378,948
   Symetra Financial Corp...........................      73,240         786,598
   TradeStation Group, Inc. *.......................      53,395         313,429
   United Rentals, Inc. * (a).......................      12,565         141,356
   Washington Federal, Inc..........................      27,040         385,861
   Wilmington Trust Corp. (a).......................      37,960         334,048
                                                                   -------------
                                                                      19,193,257
                                                                   -------------
HEALTH CARE--12.7%
   Addus HomeCare Corp. *..........................       48,256         252,379
   AmSurg Corp. *..................................       19,950         332,566
   Centene Corp. * (a).............................       17,030         344,347
   Conmed Corp. *..................................       23,750         439,613
   Haemonetics Corp. *.............................       16,165         841,873
   Hanger Orthopedic Group, Inc. *.................       28,720         374,796
   Invacare Corp. (a)..............................       14,135         323,692
   Kindred Healthcare, Inc. *......................       41,925         492,619
   LHC Group, Inc. * (a)...........................       16,290         325,963
   LifePoint Hospitals, Inc. *.....................       22,090         671,978
   Owens & Minor, Inc..............................       15,842         422,348
   PharMerica Corp. *..............................       18,640         144,646
   PSS World Medical, Inc. * (a)...................       23,480         431,093
   Psychiatric Solutions, Inc. *...................       29,955         998,999
   RehabCare Group, Inc. * (a).....................       37,330         618,185
   Res-Care, Inc. *................................       32,910         408,084
   Select Medical Holdings Corp. * (a).............       84,360         603,174
   Skilled Healthcare Group, Inc., Class A *.......      182,480         613,133
   Symmetry Medical, Inc. *........................      112,720       1,013,353
   U.S. Physical Therapy, Inc. *...................       86,029       1,379,045
                                                                   -------------
                                                                      11,031,886
                                                                   -------------
REAL ESTATE INVESTMENT TRUSTS--6.9%
   Anworth Mortgage Asset Corp. (a)................      239,882       1,633,596
   Capstead Mortgage Corp..........................       29,400         341,628
   Chatham Lodging Trust *.........................       48,820         794,301
   Colony Financial, Inc...........................       21,080         373,538

                                                         Number
                                                       of Shares       Value
                                                       ---------   -------------
REAL ESTATE INVESTMENT TRUSTS--(CONTINUED)
   Gladstone Commercial Corp.......................       17,050   $     287,634
   Hatteras Financial Corp. (a)....................       11,010         319,070
   MFA Financial, Inc..............................      162,485       1,197,514
   Monmouth Real Estate Investment
      Corp., Class A...............................       66,655         476,583
   Redwood Trust, Inc..............................       43,755         604,257
                                                                   -------------
                                                                       6,028,121
                                                                   -------------
TECHNOLOGY--6.7%
   Bel Fuse, Inc., Class B.........................       15,095         279,710
   Belden, Inc.....................................       38,105         834,499
   CIBER, Inc. *...................................       82,670         226,516
   Coherent, Inc. * (a)............................        6,885         255,778
   Electronics For Imaging, Inc. *.................       26,765         284,913
   EnerSys *.......................................       49,090       1,083,416
   Generac Holdings, Inc. *........................       22,410         271,609
   Heartland Payment Systems, Inc..................       56,000         792,400
   Imation Corp. * (a).............................       28,930         247,641
   Insight Enterprises, Inc. *.....................       18,465         242,630
   Ness Technologies, Inc. *.......................       34,690         148,126
   NETGEAR, Inc. *.................................       27,300         576,576
   SYNNEX Corp. * (a)..............................       18,165         418,885
   Verigy Ltd. *...................................       21,055         176,125
                                                                   -------------
                                                                       5,838,824
                                                                   -------------
TRANSPORTATION--2.2%
   AirTran Holdings, Inc. *........................       56,995         257,047
   Arkansas Best Corp. (a).........................       17,885         368,789
   UTI Worldwide, Inc..............................       92,770       1,299,708
                                                                   -------------
                                                                       1,925,544
                                                                   -------------
UTILITIES--0.9%
   PNM Resources, Inc..............................       67,170         768,425
                                                                   -------------
      TOTAL COMMON STOCK
         (Cost $85,045,593)........................                   84,029,883
                                                                   -------------
SECURITIES LENDING COLLATERAL--25.4%
   Institutional Money Market Trust................   22,097,610      22,097,610
                                                                   -------------
      TOTAL SECURITIES LENDING COLLATERAL
         (Cost $22,097,610)........................                   22,097,610
                                                                   -------------
TOTAL INVESTMENTS--122.0%
   (Cost $107,143,203).............................                  106,127,493
                                                                   -------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(22.0)%...........................                  (19,130,526)
                                                                   -------------
NET ASSETS--100.0%.................................                $  86,996,967
                                                                   =============

----------
*    -- Non-income producing.

(a) -- All or a portion of the security is on loan. See Notes to Portfolio of Investments.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            18 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (concluded)

                                                        PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund's investments as of August 31, 2010 is as follows (see note 1 in the Notes to Financial Statements):

                                                              LEVEL 2        LEVEL 3
                                  TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                               VALUE AS OF      QUOTED       OBSERVABLE   UNOBSERVABLE
                                08/31/10         PRICE         INPUTS        INPUTS
                              ------------   ------------   -----------   ------------
Investments in securities *   $106,127,493   $106,127,493       $--            $--
                              ------------   ------------       ---            ---
   Total Assets               $106,127,493   $106,127,493       $--            $--
                              ============   ============       ===            ===

* see Portfolio of Investments detail for industry and security type breakout.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2010 | 19

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND           PORTFOLIO OF INVESTMENTS

                                                        Number
                                                       of Shares       Value
                                                       ---------   -------------
LONG POSITIONS--105.2%
COMMON STOCK--97.2%
BASIC INDUSTRIES--3.9%
   AEP Industries, Inc. * + ........................      30,200   $     714,230
   Cytec Industries, Inc. + ........................      36,675       1,739,495
   Haynes International, Inc. * (a) + ..............      79,420       2,325,418
   International Coal Group, Inc. * (a) ............     461,990       2,111,294
   Material Sciences Corp. * .......................     222,612         870,413
   Thompson Creek Metals Co., Inc. * + .............     213,050       1,827,969
                                                                   -------------
                                                                       9,588,819
                                                                   -------------
CAPITAL GOODS--10.9%
   Chase Corp. + ...................................     111,910       1,421,257
   Columbus McKinnon Corp. * .......................      75,780         969,984
   Ducommun, Inc. + ................................     137,730       2,644,416
   Dynamics Research Corp. * .......................     110,160       1,082,873
   Global Power Equipment Group, Inc. * (a) ........     147,706       2,311,599
   Griffon Corp. * + ...............................     134,836       1,441,397
   Harsco Corp. ....................................      67,800       1,351,932
   Hubbell, Inc., Class B + ........................      40,298       1,812,604
   Innovative Solutions and Support, Inc. * ........     215,802       1,132,961
   Mohawk Industries, Inc. * (a) + .................      42,880       1,900,013
   NCI Building Systems, Inc. * (a) ................     244,585       2,152,348
   NN, Inc. * ......................................     317,091       2,346,473
   Preformed Line Products Co. .....................      43,942       1,441,737
   Stanley Black & Decker, Inc. + ..................      40,995       2,198,972
   Thermadyne Holdings Corp. * + ...................     175,065       1,930,967
   Zagg, Inc. * (a) ................................     231,020         797,019
                                                                   -------------
                                                                      26,936,552
                                                                   -------------
COMMUNICATIONS--1.9%
   SureWest Communications .........................     370,965       2,281,435
   Web.com Group, Inc. .............................     532,670       2,327,768
                                                                   -------------
                                                                       4,609,203
                                                                   -------------
CONSUMER DURABLES--4.6%
   D.R. Horton, Inc. + .............................     140,160       1,438,042
   Dana Holding Corp. * (a) + ......................     145,565       1,493,497
   Hooker Furniture Corp. ..........................      73,937         691,311
   Libbey, Inc. * (a) ..............................     154,005       1,727,936
   LoJack Corp. * ..................................     252,995         839,943
   Magna International, Inc.,
      Class A * (a) + ..............................      27,805       2,162,395
   Pulte Homes, Inc. * (a) + .......................     151,100       1,213,333
   Stanley Furniture Co., Inc. * ...................     103,177         395,168
   Toll Brothers, Inc. * + .........................      79,650       1,376,352
                                                                   -------------
                                                                      11,337,977
                                                                   -------------
CONSUMER NON-DURABLES--6.0%
   Brunswick Corp. (a) + ...........................     197,375       2,508,636
   Coach, Inc. + ...................................      33,628       1,205,227
   Coca-Cola Femsa S.A. de C.V. -Sponsored ADR + ...      28,470       2,137,243
   Lorillard, Inc. + ...............................      22,420       1,704,144
   Matthews International Corp.,
      Class A + ....................................      51,520       1,622,365
   Perry Ellis International, Inc. * + .............      53,730         986,483
   Steven Madden Ltd. * (a) ........................      30,372       1,045,708


                                                        Number
                                                       of Shares       Value
                                                       ---------   -------------
CONSUMER NON-DURABLES--(CONTINUED)
   Timberland Co., (The), Class A * ................      74,735   $   1,200,991
   VF Corp. + ......................................      34,700       2,450,514
                                                                   -------------
                                                                      14,861,311
                                                                   -------------
CONSUMER SERVICES--15.0%
   AFC Enterprises, Inc. * + .......................     160,291       1,723,128
   Barrett Business Services, Inc. + ...............     103,380       1,367,717
   Benihana, Inc., Class A * .......................     222,945       1,437,995
   Century Casinos, Inc. * .........................     768,896       1,476,280
   CRA International, Inc. * + .....................      49,055         779,974
   Dress Barn, Inc., (The) * + .....................      49,075       1,023,214
   Famous Dave's of America, Inc. * + ..............     153,196       1,269,995
   Genesco, Inc. * + ...............................      75,150       1,896,786
   Hackett Group, Inc. (The) * .....................     464,119       1,837,911
   Harte-Hanks, Inc. + .............................      77,935         797,275
   Heidrick & Struggles International, Inc. ........      86,185       1,497,033
   Hudson Highland Group, Inc. * ...................     518,350       1,555,050
   Industrial Services of America, Inc. * + ........      53,047         697,568
   LECG Corp. * ....................................     448,825         583,473
   Lithia Motors, Inc., Class A (a) + ..............     401,955       3,070,936
   Luby's, Inc. * (a) ..............................     173,985         852,527
   MarineMax, Inc. * (a) + .........................     241,076       1,581,459
   Medifast, Inc. * ................................      15,560         415,763
   Multi-Color Corp. + .............................     188,706       2,698,496
   Saga Communications, Inc., Class A * ............      73,467       1,285,673
   Schawk, Inc. + ..................................     180,218       2,739,314
   Stage Stores, Inc. ..............................     217,185       2,423,785
   Steiner Leisure Ltd. * + ........................      34,285       1,220,889
   Viad Corp. + ....................................      72,040       1,141,834
   Walgreen Co. ....................................      60,340       1,621,939
                                                                   -------------
                                                                      36,996,014
                                                                   -------------
ENERGY--1.6%
   Bristow Group, Inc. * ...........................      38,795       1,280,235
   GulfMark Offshore, Inc., Class A * + ............      47,680       1,285,453
   Mitcham Industries, Inc. ........................     104,795         672,784
   Seahawk Drilling, Inc. * (a) ....................      93,145         670,644
                                                                   -------------
                                                                       3,909,116
                                                                   -------------
FINANCE--21.6%
   ACE Ltd. (a) + ..................................      34,745       1,857,815
   Advance America Cash Advance Centers, Inc. .......    172,395         577,523
   Alterra Capital Holdings Ltd. + .................      47,965         889,271
   Aon Corp. .......................................      39,930       1,447,063
   Banco Santander SA-Sponsored ADR + ..............     127,010       1,484,747
   Bank of America Corp. ...........................      91,905       1,144,217
   BankFinancial Corp. .............................      51,996         467,964
   Beacon Federal Bancorp, Inc. ....................      37,425         382,858
   Brown & Brown, Inc. + ...........................      78,595       1,496,449
   Capital One Financial Corp. + ...................      48,260       1,827,124
   CapitalSource, Inc. .............................     350,295       1,768,990
   Citigroup, Inc. * ...............................     660,845       2,458,343
   ESSA Bancorp, Inc. * (a) ........................      46,105         515,454
   FBR Capital Markets Corp. .......................     320,995       1,097,803

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             20 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

                                                        PORTFOLIO OF INVESTMENTS


                                                        Number
                                                       of Shares       Value
                                                       ---------   -------------
FINANCE--(CONTINUED)
   Fidelity National Financial, Inc., Class A + ....      88,010   $   1,277,025
   First American Financial Corp. + ................      51,120         758,110
   First California Financial Group, Inc. * ........     228,765         617,665
   First Place Financial Corp. * ...................      39,105         142,342
   First Southern Bancorp, Inc., Class B
      144A * +++....................................      64,350         657,657
   Fox Chase Bancorp, Inc. * .......................      57,781         548,920
   Goldman Sachs Group, Inc., (The) ................      13,558       1,856,633
   HF Financial Corp. ..............................      18,363         176,285
   Hudson City Bancorp, Inc. .......................     104,130       1,200,098
   Investors Title Co. + ...........................       6,324         183,396
   JPMorgan Chase & Co. + ..........................     146,111       5,312,596
   KKR Financial Holdings LLC + ....................     152,470       1,186,217
   Loews Corp. + ...................................      62,395       2,192,560
   Maiden Holdings Ltd. + ..........................     529,762       3,883,155
   Morgan Stanley + ................................      48,583       1,199,514
   NBH Holdings Corp., Class A 144A * +++...........      79,735       1,578,753
   New Hampshire Thrift Bancshares, Inc. ...........      13,670         138,067
   Nicholas Financial, Inc. (a) ....................     136,017       1,134,382
   Oriental Financial Group, Inc. (a) + ............     189,865       2,515,711
   SLM Corp. * + ...................................     140,110       1,548,216
   Stewart Information Services Corp. (a) ...... ...      94,275         983,288
   Teche Holding Co. ...............................       6,695         200,850
   TradeStation Group, Inc. * + ....................     171,615       1,007,380
   United Bancshares, Inc. .........................       5,026          46,088
   Validus Holdings, Ltd. + ........................      71,857       1,830,198
   WESCO Financial Corp. + .........................       2,390         866,471
   West Coast Bancorp * ............................     307,340         725,322
   White Mountains Insurance Group Ltd. + ..........       6,585       1,999,074
                                                                   -------------
                                                                      53,181,594
                                                                   -------------
HEALTH CARE--9.1%
   Accelrys, Inc. * ................................     221,689       1,343,435
   Alpha PRO Tech Ltd. * (a) .......................     664,605       1,016,846
   AmSurg Corp. * + ................................      67,880       1,131,560
   Anika Therapeutics, Inc. * ......................     231,960       1,148,202
   BioClinica, Inc. * ..............................     280,261         944,479
   Cooper Cos., Inc., (The) (a) + ..................      50,615       2,041,809
   Hooper Holmes, Inc. * ...........................     671,908         369,549
   Kendle International, Inc. * + ..................     100,462         786,617
   Lincare Holdings, Inc. * (a) + ..................      59,294       1,364,948
   Merck & Co., Inc. + .............................      66,923       2,353,013
   NovaMed, Inc. * (a) .............................     281,063       2,462,112
   Pfizer, Inc. + ..................................     161,640       2,574,925
   Res-Care, Inc. * ................................     124,265       1,540,886
   Synergetics USA, Inc. * .........................     610,406       1,715,241
   Theragenics Corp. * .............................     413,205         462,790
   Varian Medical Systems, Inc. * (a) + ............      21,020       1,119,105
                                                                   -------------
                                                                      22,375,517
                                                                   -------------
REAL ESTATE INVESTMENT TRUSTS--0.3%
   Reis, Inc. * ....................................     123,108         806,357
                                                                   -------------


                                                        Number
                                                       of Shares        Value
                                                       ---------    -------------
TECNOLOGY--20.6%
   ADPT Corp. * ....................................      632,925   $   1,822,824
   Amdocs Ltd. * + .................................       86,775       2,276,108
   Avnet, Inc. * + .................................      106,795       2,445,605
   Coleman Cable, Inc. * (a) .......................      320,599       1,705,587
   Compuware Corp. * + .............................      280,630       2,014,923
   Concurrent Computer Corp. * .....................      279,392       1,447,250
   CoreLogic, Inc. + ...............................       51,120         882,842
   Digi International, Inc. * + ....................      144,652       1,096,462
   Entegris, Inc. * ................................      617,130       2,375,950
   Hewlett-Packard Co. + ...........................       92,908       3,575,100
   Hurco Cos., Inc. * ..............................       69,170       1,081,127
   Microsoft Corp. .................................      133,770       3,140,920
   MIPS Technologies, Inc. * + .....................      594,205       3,915,811
   MRV Communications, Inc. * ......................    1,155,935       1,364,003
   NumereX Corp., Class A * ........................      181,090         995,995
   Oracle Corp. + ..................................      103,999       2,275,498
   Photronics, Inc. * (a) ..........................      549,505       2,362,872
   Richardson Electronics Ltd. + ...................      219,386       1,930,597
   Rimage Corp. * ..................................      132,599       2,028,765
   Salary.com, Inc. * ..............................      453,900       1,289,076
   SL Industries, Inc. * ...........................       57,710         724,261
   Sykes Enterprises, Inc. * + .....................      121,880       1,457,685
   Technitrol, Inc. ................................      293,728       1,089,731
   Telular Corp. * + ...............................      589,499       1,756,707
   Tier Technologies, Inc., Class B * + ............      249,920       1,212,112
   Tyco Electronics Ltd. + .........................       57,735       1,415,662
   Virtusa Corp. * + ...............................      206,668       1,822,812
   Vishay Intertechnology, Inc. * (a) ..............      173,385       1,333,331
                                                                    -------------
                                                                       50,839,616
                                                                    -------------
TRANSPORTATION--1.7%
   American Commercial Lines, Inc. * (a) ...........       84,185       2,363,073
   FedEx Corp. + ...................................       23,905       1,865,785
                                                                    -------------
                                                                        4,228,858
                                                                    -------------
      COMMON STOCK
         (Cost $250,489,955) .......................                  239,670,934
                                                                    -------------
PREFERRED STOCK--1.2%
FINANCE--1.2%
   Bank of America Corp. Capital Trust IV Pfd.
      5.875% .......................................       17,410         397,470
   Bank of America Corp. Pfd. 6.375% ...............       81,885       1,817,847
   Citigroup Capital XVI Pfd. 6.450% ...............       13,955         320,965
   First Southern Bancorp, Inc. 5.000% 144A +++.....          110         262,698
   SLM Corp. Pfd. 6.970% ...........................        5,170         201,113
                                                                    -------------
      TOTAL PREFERRED STOCK
         (Cost $2,410,912) .........................                    3,000,093
                                                                    -------------
SECURITIES LENDING COLLATERAL--6.8%
   Institutional Money Market Trust ................   16,667,599     16,667,599
                                                                    -------------
      TOTAL SECURITIES LENDING COLLATERAL
         (Cost $16,667,599) ........................                   16,667,599
                                                                    -------------
TOTAL LONG POSITIONS--105.2%
   (Cost $269,568,466) .............................                  259,338,626
                                                                    -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2010 | 21

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

                                                        PORTFOLIO OF INVESTMENTS

                                                        Number
                                                       of Shares        Value
                                                       ---------    -------------
SECURITIES SOLD SHORT--(22.8%)
COMMON STOCK
BASIC INDUSTRIES--(0.9%)
   Beard Co. * .....................................       (9,710)  $    (10,195)
   China Green Agriculture, Inc. * .................      (20,615)      (197,904)
   Ethanex Energy, Inc. * ..........................         (648)           (45)
   NewMarket Corp. .................................      (14,155)    (1,423,002)
   Seabridge Gold, Inc. * ..........................      (18,890)      (567,456)
                                                                    ------------
                                                                      (2,198,602)
                                                                    ------------
CAPITAL GOODS--(1.6%)
   Applied Energetics, Inc. * ......................     (238,070)      (271,400)
   Applied Nanotech Holdings, Inc. * ...............       (8,285)        (2,320)
   DynaMotive Energy Systems Corp. * ...............      (72,185)        (7,796)
   FLIR Systems, Inc. * ............................      (21,870)      (549,374)
   PMFG, Inc. * ....................................      (49,985)      (805,258)
   SulphCo, Inc. * .................................      (34,495)       (15,298)
   Trex Co., Inc. * ................................     (107,565)    (2,156,678)
                                                                    ------------
                                                                      (3,808,124)
                                                                    ------------
COMMUNICATIONS--(3.4%)
   Akamai Technologies, Inc. * .....................      (45,465)    (2,094,572)
   CTC Communications Group,
      Inc. * +++....................................      (98,900)           (10)
   Equinix, Inc. * .................................       (8,610)      (785,318)
   GSI Commerce, Inc. * ............................      (75,990)    (1,730,292)
   Interliant, Inc. * ..............................         (600)             0
   LogMeIn, Inc. * .................................      (42,355)    (1,387,973)
   Rackspace Hosting, Inc. * .......................     (121,975)    (2,401,688)
                                                                    ------------
                                                                      (8,399,853)
                                                                    ------------
CONSUMER DURABLES--(0.3%)
   Kandi Technolgies Corp. * .......................      (32,850)       (99,864)
   Middleby Corp., (The) * .........................      (12,885)      (708,546)
   QSound Labs, Inc. * .............................       (4,440)        (1,110)
                                                                    ------------
                                                                        (809,520)
                                                                    ------------
CONSUMER NON-DURABLES--(0.5%)
   Amish Naturals, Inc. * ..........................      (25,959)          (208)
   Cal-Maine Foods, Inc. ...........................      (29,535)      (876,599)
   Smart Balance, Inc. * ...........................     (101,780)      (370,479)
   Valence Technology, Inc. * ......................      (27,585)       (21,792)
                                                                    ------------
                                                                      (1,269,078)
                                                                    ------------
CONSUMER SERVICES--(5.3%)
   Arbitron, Inc. ..................................      (72,420)    (1,842,365)
   EnerNOC, Inc. * .................................      (14,125)      (460,192)
   Industrial Services of America, Inc. * ..........      (79,657)    (1,047,490)
   Internet Brands Inc., Class A * .................      (82,240)      (851,184)
   Lululemon Athletica, Inc. * .....................      (19,585)      (646,697)
   Medifast, Inc. * ................................      (47,155)    (1,259,982)
   Netflix, Inc. * .................................      (16,165)    (2,029,031)
   New Oriental Education & Technology Group-
      Sponsored ADR * ..............................       (8,205)      (808,931)
   PokerTek, Inc. * ................................       (6,110)        (3,605)
   Ritchie Bros. Auctioneers, Inc. .................      (80,985)    (1,476,357)
   Sharps Compliance Corp. * .......................      (51,085)      (231,926)
   Spectrum Group International, Inc. * ............       (4,616)        (9,463)

                                                        Number
                                                       of Shares        Value
                                                       ---------    -------------
CONSUMER SERVICES--(CONTINUED)
   Sturm Ruger & Co., Inc. .........................     (126,640)  $ (1,629,857)
   VistaPrint NV * .................................      (24,545)      (753,041)
                                                                    ------------
                                                                     (13,050,121)
                                                                    ------------
ENERGY--(0.4%)
   Houston American Energy Corp. ...................      (40,645)      (365,805)
   InterOil Corp. * + ..............................      (11,445)      (672,394)
                                                                    ------------
                                                                      (1,038,199)
                                                                    ------------
FINANCE--(0.3%)
   China Logistics, Inc. * .........................          (26)             0
   Value Line, Inc. ................................      (45,954)      (607,512)
                                                                    ------------
                                                                        (607,512)
                                                                    ------------
HEALTH CARE--(2.6%)
   Bodytel Scientific, Inc. * ......................       (4,840)           (25)
   Conceptus, Inc. * ...............................      (48,575)      (671,064)
   DexCom, Inc. * ..................................     (115,655)    (1,416,774)
   HeartWare International, Inc. * .................      (12,740)      (825,042)
   IDEXX Laboratories, Inc. * ......................      (12,125)      (670,149)
   MAKO Surgical Corp. * ...........................      (46,500)      (485,460)
   Mindray Medical International Ltd.-ADR ..........      (47,640)    (1,286,280)
   Savient Pharmaceuticals, Inc. * .................      (40,755)      (587,687)
   Spectranetics Corp. * ...........................      (94,170)      (457,666)
                                                                    ------------
                                                                      (6,400,147)
                                                                    ------------
TECHNOLOGY--(7.1%)
   Acme Packet, Inc. * .............................      (68,010)    (2,285,136)
   Advanced Micro Devices, Inc. * ..................      (81,095)      (455,754)
   Aixtron AG-Sponsored ADR ........................      (75,735)    (1,868,382)
   American Superconductor Corp. * .................      (24,635)      (662,435)
   ANSYS, Inc. * ...................................      (17,505)      (678,844)
   ANTS Software, Inc. * ...........................      (10,334)       (10,541)
   China Fire & Security Group, Inc. * .............      (76,420)      (557,102)
   Cirrus Logic, Inc. * ............................      (44,200)      (668,304)
   Comverge, Inc. * ................................      (69,785)      (462,675)
   ConSyGen, Inc. * ................................         (200)             0
   Cree, Inc. * ....................................      (12,310)      (659,077)
   Ener1, Inc. * ...................................     (100,020)      (317,063)
   EZchip Semiconductor Ltd. * .....................      (45,760)    (1,001,686)
   First Solar, Inc. * .............................       (7,440)      (951,204)
   Microvision, Inc. * .............................     (147,395)      (383,227)
   Nestor, Inc. * ..................................      (15,200)           (19)
   OmniVision Technologies, Inc. * .................      (34,205)      (701,202)
   Salesforce.com, Inc. * ..........................      (10,155)    (1,115,831)
   Solarwinds, Inc. * ..............................      (56,755)      (818,407)
   Sonic Solutions * ...............................      (63,580)      (511,819)
   SuccessFactors, Inc. * ..........................      (59,950)    (1,264,945)
   Tiger Telematics, Inc. * ........................       (6,510)            (7)
   Tower Semiconductor Ltd. * ......................     (514,365)      (709,824)
   VMware, Inc. Class A * ..........................       (9,500)      (746,415)
   Wave Systems Corp., Class A * ...................     (267,400)      (556,192)
   WorldGate Communications, Inc. * ................     (582,655)      (233,062)
   Xybernaut Corp. * +++............................      (35,000)             0
                                                                    ------------
                                                                     (17,619,153)
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             22 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

                                                        PORTFOLIO OF INVESTMENTS


                                                        Number
                                                       of Shares        Value
                                                      ----------    -------------
UTILITIES--(0.4%)
   Clean Energy Fuels Corp. * .....................       (66,915)  $    (966,922)
                                                                    -------------
      TOTAL COMMON STOCK
         (Proceeds $60,027,489) ...................                   (56,167,231)
                                                                    -------------
WARRANTS--0.0%
UTILITIES--0.0%
   Greenhunter Energy, Inc. Exercise
      Price $27.50, Exp. 09/15/11 .................          (423)              0
                                                                    -------------
      TOTAL WARRANTS
        (Proceeds $0) .............................                             0
                                                                    -------------
      TOTAL SECURITIES SOLD
         SHORT--(22.8%)
         (Proceeds $60,027,489) ...................                   (56,167,231)
                                                                    -------------
OTHER ASSETS IN EXCESS OF LIABILITIES--17.6% ......                    43,354,240
                                                                    -------------
NET ASSETS--100.0% ................................                 $ 246,525,635
                                                                    =============

ADR  --  American Depositary Receipt

144A --  Security was purchased pursuant to Rule 144A under the Securities
         Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2010, these securities amounted to $2,499,108 or 1.0% of net assets. These 144A securities have not been deemed illiquid.

*    --  Non-income producing.

(a) -- All or a portion of the security is on loan. See note 6 of the Notes to Financial Statements.

+    --  Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

+++ -- Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.'s Board of Directors. As of August 31, 2010, long positions amounted to $2,499,108 and short positions amounted to ($10), or 1.0% and 0.0%, respectively, of net assets.

A summary of the inputs used to value the Fund's investments as of August 31, 2010 is as follows (see note 1 in the Notes to Financial Statements):

                                                                   LEVEL 2       LEVEL 3
                                      TOTAL         LEVEL 1      SIGNIFICANT   SIGNIFICANT
                                   VALUE AS OF       QUOTED      OBSERVABLE    UNOBSERVABLE
                                     08/31/10         PRICE         INPUTS        INPUTS
                                   ------------   ------------   -----------   ------------
Common Stock
   Basic Industries                $  9,588,819   $  9,588,819      $--         $       --
   Capital Goods                     26,936,552     26,936,552       --                 --
   Communications                     4,609,203      4,609,203       --                 --
   Consumer Durables                 11,337,977     11,337,977       --                 --
   Consumer Non-Durables             14,861,311     14,861,311       --                 --
   Consumer Services                 36,996,014     36,996,014       --                 --
   Energy                             3,909,116      3,909,116       --                 --
   Finance                           53,181,594     50,945,184       --          2,236,410
   Health Care                       22,375,517     22,375,517       --                 --
   Real Estate Investment Trusts        806,357        806,357       --                 --
   Technology                        50,839,616     50,839,616       --                 --
   Transportation                     4,228,858      4,228,858       --                 --
 Preferred Stocks                     3,000,093      2,737,395       --            262,698
 Securities Lending Collateral       16,667,599     16,667,599       --                 --
                                   ------------   ------------      ---         ----------
Total Assets                       $259,338,626   $256,839,518      $--         $2,499,108
                                   ============   ============      ===         ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2010 | 23

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (concluded)

                                                        PORTFOLIO OF INVESTMENTS

                                                           LEVEL 2       LEVEL 3
                              TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                           VALUE AS OF      QUOTED        OBSERVABLE   UNOBSERVABLE
                             08/31/10       PRICE           INPUTS        INPUTS
                           ------------   ------------   -----------   ------------
Securities Sold Short
   Basic Industries        $ (2,198,602)  $ (2,198,602)      $--          $  --
   Capital Goods             (3,808,124)    (3,808,124)       --             --
   Communications            (8,399,853)    (8,399,843)       --            (10)
   Consumer Durables           (809,520)      (809,520)       --             --
   Consumer Non-Durables     (1,269,078)    (1,269,078)       --             --
   Consumer Services        (13,050,121)   (13,050,121)       --             --
   Energy                    (1,038,199)    (1,038,199)       --             --
   Finance                     (607,512)      (607,512)       --             --
   Health Care               (6,400,147)    (6,400,147)       --             --
   Technology               (17,619,153)   (17,619,153)       --             --
   Utilities                   (966,922)      (966,922)       --             --
                           ------------   ------------       ---          ----
Total Liabilities          $(56,167,231)  $(56,167,221)      $--          $(10)
                           ============   ============       ===          ====

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used to determine fair value.

                                                                   COMMON     PREFERRED
                                                                    STOCK       STOCK
                                                      TOTAL      ----------   ---------
                                                   INVESTMENTS     FINANCE     FINANCE
                                                   -----------   ----------   ---------
Balance as of August 31, 2009                      $       --    $       --   $     --
Accrued discounts/premiums                                 --            --         --
Net realized gain/(loss)                                   --            --         --
Change in unrealized appreciation/(depreciation)     (563,377)     (716,075)   152,698
Net purchases/(sales)                               3,062,485     2,952,485    110,000
Transfers in and/or out of Level 3*                        --            --         --
                                                   ----------    ----------   --------
Balance as of August 31, 2010                      $2,499,108    $2,236,410   $262,698
                                                   ==========    ==========   ========

                                                                    SECURITIES SOLD SHORT
                                                      TOTAL      ---------------------------
                                                   INVESTMENTS   COMMUNICATIONS   TECHNOLOGY
                                                   -----------   --------------   ----------
Balance as of August 31, 2009                         $  --            $ --          $  --
Accrued discounts/premiums                               --              --             --
Net realized gain/(loss)                                 --              --             --
Change in unrealized appreciation/(depreciation)        980              --            980
Net purchases/(sales)                                    --              --             --
Transfers in and/or out of Level 3*                    (990)            (10)          (980)
                                                      -----            ----          -----
Balance as of August 31, 2010                         $ (10)           $(10)         $  --
                                                      =====            ====          =====

* Transfers in and/or out of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer The transfer occurred because of lack of observable market data due to decrease in market activity for this security.The Fund presents unrealized appreciation/(depreciation) on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.The change in unrealized appreciation/(depreciation) related to investments still held at August 31, 2010 was $(563,377).

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             24 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND               PORTFOLIO OF INVESTMENTS

                                                        Number
                                                       of Shares       Value
                                                      ----------   -------------
COMMON STOCK--99.0%
CAPITAL GOODS--3.7%
   Actuant Corp., Class A .........................       29,735   $     589,348
   Dover Corp. ....................................       37,765       1,690,361
   Illinois Tool Works, Inc. ......................       13,155         542,775
   Parker-Hannifin Corp. ..........................       17,982       1,063,815
   Tyco International Ltd. (a) ....................       19,425         724,164
                                                                   -------------
                                                                       4,610,463
                                                                   -------------
COMMUNICATIONS--2.6%
   Monster Worldwide, Inc*(a) .....................       47,885         528,172
   Vodafone Group PLC -
      Sponsored ADR ...............................      113,928       2,754,779
                                                                   -------------
                                                                       3,282,951
                                                                   -------------
CONSUMER DURABLES--0.9%
   Lennar Corp., Class A# .........................       82,300       1,083,891
                                                                   -------------
CONSUMER NON-DURABLES--5.5%
   Del Monte Foods Co. ............................       53,970         703,769
   Electronic Arts, Inc.* .........................       81,355       1,239,850
   Jones Apparel Group, Inc.(a) ...................       40,185         618,045
   Mattel, Inc. ...................................       60,320       1,266,117
   Matthews International Corp.,
      Class A .....................................       10,525         331,432
   Nestle S.A.- Sponsored ADR .....................       13,735         708,039
   Oxford Industries, Inc. ........................       12,555         247,585
   Philip Morris International, Inc ...............       27,180       1,398,139
   Timberland Co., (The), Class A* ................       24,110         387,448
                                                                   -------------
                                                                       6,900,424
                                                                   -------------
CONSUMER SERVICES--17.6%
   AutoZone, Inc.*(a) .............................        3,050         639,829
   Best Buy Co., Inc.(a) ..........................       36,575       1,148,089
   CEC Entertainment, Inc.* .......................       22,965         720,412
   eBay, Inc.*(a) .................................       76,435       1,776,349
   Equifax, Inc. ..................................       35,940       1,059,152
   Expedia, Inc.(a) ...............................       74,658       1,706,682
   Family Dollar Stores, Inc.# ....................       26,095       1,116,605
   GameStop Corp., Class A*(a) ....................       86,095       1,543,683
   Harte-Hanks, Inc. (a) ..........................       59,610         609,810
   Herbalife Ltd. .................................       14,495         805,632
   Hewitt Associates, Inc., Class A* ..............       18,675         901,442
   HSN, Inc.*# ....................................       24,760         650,940
   Interval Leisure Group, Inc* ...................       37,210         465,497
   Manpower, Inc. .................................       28,355       1,205,088
   Omnicom Group, Inc. ............................       41,770       1,462,368
   Pantry, Inc. (The)* ............................       18,885         355,416
   Regis Corp. ....................................       72,320       1,212,806
   Rent-A-Center, Inc.(a) .........................       55,680       1,118,054
   Towers Watson & Co., Class A(a) ................       20,690         928,981
   Viacom, Inc., Class B ..........................       22,750         714,805
   Wal Mart Stores, Inc. ..........................       25,855       1,296,370
   Wright Express Corp.* ..........................       18,055         579,746
                                                                   -------------
                                                                      22,017,756
                                                                   -------------
ENERGY--9.0%
   Apache Corp. ...................................       11,105         997,784
   Chevron Corp. ..................................       39,615       2,937,848
   EOG Resources, Inc.# ...........................       27,185       2,361,561
   Noble Energy, Inc.#(a) .........................       40,870       2,851,909
   Occidental Petroleum Corp. .....................       15,450       1,129,086

                                                        Number
                                                       of Shares       Value
                                                      ----------   -------------
ENERGY--(CONTINUED)
   PetroBakken Energy Ltd., Class A ...............       27,900   $     529,347
   Pride International, Inc.* .....................       22,525         530,464
                                                                   -------------
                                                                      11,337,999
                                                                   -------------
FINANCE--28.8%
   ACE Ltd.  (a) ..................................       21,680       1,159,230
   Alleghany Corp.* ...............................        4,771       1,420,088
   American Express Co. ...........................       38,430       1,532,204
   Bank of America Corp. ..........................      248,860       3,098,307
   BB&T Corp. .....................................       47,450       1,049,594
   Bond Street Holdings LLC,
      Class A 144A* +++............................       63,670       1,276,583
   Capital One Financial Corp.  (a) ...............       29,605       1,120,845
   Citigroup, Inc.* # .............................      561,670       2,089,412
   Federated Investors, Inc., Class B (a) .........       34,285         714,842
   First American Financial Corp.  (a) ............       31,295         464,105
   First Southern Bancorp, Inc.,
      Class B 144A* ++ ............................       17,550         179,361
   Flagstone Reinsurance Holdings S.A. ............       96,560         972,359
   Goldman Sachs Group, Inc.,
      (The)*# .....................................        4,700         643,618
   Hanover Insurance Group, Inc.,
      (The) (a) ...................................       15,985         693,429
   J.G.Wentworth, Inc  144A* ++ +/- (Triangle) ....           --               0
   JPMorgan Chase & Co. ...........................      122,065       4,438,283
   Loews Corp. ....................................       82,104       2,885,135
   Maiden Holdings Ltd. ...........................       21,675         158,878
   Morgan Stanley .................................       42,450       1,048,091
   NBH Holdings Corp.,
      Class A 144A* +++ (Triangle) ................       40,025         792,495
   Peoples Choice Financial
      Corp.  144A* +++ (Triangle) .................        1,465               0
   SLM Corp.* .....................................      143,360       1,584,128
   Solar Capital Ltd. .............................        7,171         140,838
   State Street Corp. .............................       34,945       1,225,871
   THL Credit, Inc. ...............................       30,300         351,177
   Travelers Companies., Inc., (The) ..............       41,315       2,023,609
   Unum Group .....................................       45,616         914,601
   Validus Holdings, Ltd. .........................       45,892       1,168,869
   Wells Fargo & Co. ..............................       66,730       1,571,492
   White Mountains Insurance Group
      Ltd. ........................................        4,765       1,446,559
                                                                   -------------
                                                                      36,164,003
                                                                   -------------
HEALTH CARE--13.3%
   Amgen, Inc* ....................................       47,845       2,442,009
   Becton, Dickinson & Co.(a) .....................       16,690       1,138,091
   Cardinal Health, Inc. ..........................       36,610       1,096,836
   Humana, Inc* ...................................       22,025       1,052,575
   Johnson & Johnson ..............................       41,725       2,379,160
   McKesson Corp. .................................       22,525       1,307,576
   Medtronic, Inc. ................................       35,815       1,127,456
   Patterson Companies, Inc. ......................       24,045         608,098
   Pfizer, Inc. ...................................      259,361       4,131,621
   UnitedHealth Group, Inc. .......................       23,300         739,076
   WellPoint, Inc.* ...............................       14,190         704,959
                                                                   -------------
                                                                      16,727,457
                                                                   -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2010 | 25

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

                                                        PORTFOLIO OF INVESTMENTS

                                                        Number
                                                       of Shares       Value
                                                      ----------   -------------
REAL ESTATE INVESTMENT TRUSTS--0.8%
   Ashford Hospitality Trust, Inc.*(a) ............       60,680   $     487,260
   Colony Financial, Inc. .........................       11,965         212,020
   Terreno Realty Corp.* ..........................       14,215         246,346
   TMST, Inc.*+++ .................................      191,097               0
                                                                   -------------
                                                                         945,626
                                                                   -------------
TECHNOLOGY--16.4%
   Accenture PLC, Class A .........................       39,270       1,437,282
   Arrow Electronics, Inc.* .......................       35,125         803,660
   Avnet, Inc.* ...................................       35,370         809,973
   BancTec, Inc., 144A*+++ ........................       15,732         136,239
   CA, Inc. .......................................       69,650       1,254,397
   CoreLogic, Inc. ................................       19,980         345,055
   Heartland Payment Systems, Inc. ................       36,180         511,947
   Hewlett-Packard Co. ............................       50,830       1,955,938
   Intel Corp. ....................................       48,075         851,889
   International Business Machines
      Corp ........................................       26,420       3,255,737
   Micron Technology, Inc.*(a) ....................       95,345         616,405
   Microsoft Corp. ................................      107,215       2,517,408
   Oracle Corp. ...................................       60,045       1,313,785
   Symantec Corp.* ................................       69,230         943,605
   Tech Data Corp.*(a) ............................       25,755         932,331
   Texas Instruments, Inc.(a) .....................       46,130       1,062,374
   Tyco Electronics Ltd. ..........................       50,135       1,229,310
   Western Union Co. (The) ........................       38,870         609,482
                                                                   -------------
                                                                      20,586,817
                                                                   -------------
UTILITIES--0.4%
   Allegheny Energy, Inc. .........................       24,495         552,362
                                                                   -------------
      TOTAL COMMON STOCK
         (Cost $128,463,488) ......................                  124,209,749
                                                                   -------------
PREFERRED STOCK--0.1%
FINANCE--0.1%
   First Southern Bancorp, Inc.
      5.000% 144A +++ (Triangle) ..................           30          71,645
                                                                   -------------
      TOTAL PREFERRED STOCK
         (Cost $30,000) ...........................                       71,645
                                                                    ------------

                                                         Par
                                                        (000)
                                                      ----------
CORPORATE BONDS--0.1%
   MBIA Insurance Corp.144A+##
      14.00% 01/15/33 .............................    $     151          67,950
   Thornburg Mortgage, Inc.
      (PIK)@+++ (Triangle)
      18.00% 03/31/15 .............................           74               0
   Thornburg Mortgage, Inc.
      144A@+++ (Triangle)
      18.00% 03/31/15 .............................          824               0
                                                                   -------------
      TOTAL CORPORATE BONDS
         (Cost $981,298) ..........................                       67,950
                                                                   -------------

                                                        Number
                                                       of Shares       Value
                                                      ----------   -------------
SECURITIES LENDING COLLATERAL--15.1%
   Institutional Money Market Trust ...............   19,033,543   $  19,033,543
                                                                   -------------
      TOTAL SECURITIES LENDING
         COLLATERAL
         (Cost $19,033,543) .......................                   19,033,543
                                                                   -------------
TOTAL INVESTMENTS--114.3%
   (Cost $148,508,329) ............................                  143,382,887
                                                                   -------------

                                                       Number of
                                                       Contracts
                                                      ----------
OPTIONS WRITTEN~ --(0.7%)
   Citigroup, Inc  Call Options
      Expires 01/22/11 Strike Price $5 ............       (2,714)        (18,998)
   Citigroup, Inc  Call Options
      Expires 01/21/12 Strike Price $4 ............       (1,640)       (111,520)
   EOG Resources, Inc  Call Options
      Expires 10/16/10
      Strike Price $125 ...........................          (49)           (539)
   EOG Resources, Inc  Call Options
      Expires 10/16/10
      Strike Price $110 ...........................          (45)         (1,170)
   Family Dollar Stores, Inc.
      Call Options Expires 10/16/10
      Strike Price $40 ............................         (260)       (103,480)
   Goldman Sachs Group, Inc.,
      (The) Call Options
      Expires 01/22/11
      Strike Price $135 ...........................          (47)        (61,805)
   HSN, Inc  Call Options
      Expires 09/18/10 Strike Price $35 ...........         (161)         (1,208)
   Lennar Corp., Class A Call Options
      Expires 01/21/12 Strike Price $10 ...........         (823)       (397,097)
   Noble Energy, Inc  Call Options
      Expires 02/19/11 Strike Price $70 ...........         (263)       (168,320)
                                                                   -------------
      TOTAL OPTIONS WRITTEN
         (Premiums received $1,000,610) ...........                     (864,137)
                                                                   -------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(13.6)% ..........................                  (17,065,584)
                                                                   -------------
NET ASSETS--100.0% ................................                $ 125,453,166
                                                                   =============

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2010, these securities amounted to $2,524,273 or 2.0% of net assets. Not all 144A securities have been deemed illiquid See Note 7 of the Notes to Financial Statements for additional information related to 144A securities that have been deemed illiquid.

ADR  -- American Depositary Receipt

PIK  -- Payment In Kind

*    -- Non-income producing.

@    -- Security in default.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            26 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (concluded)   PORTFOLIO OF INVESTMENTS

+++        -- Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.'s Board of Directors. As of August 31, 2010, these securities amounted to $2,456,323 or 2.0% of net assets.

+/-        -- Total shares owned by the Fund as of August 31, 2010 were less than one share.

+          -- Adjustable rate security.

#          -- Security segregated as collateral for options written.

##         -- Callable security.

(a)        -- All or a portion of the security is on loan. See Note 6 of the
              Notes to Financial Statements.

(Triangle) -- 0.7% of the Fund's net assets were reported illiquid by the portfolio manager under the Funds' policy.

~          -- Primary risk exposure is equity contracts.

A summary of the inputs used to value the Fund's investments as of August 31, 2010 is as follows (see note 1 in the Notes to Financial Statements):

                                                                   LEVEL 2        LEVEL 3
                                       TOTAL        LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                    VALUE AS OF      QUOTED       OBSERVABLE   UNOBSERVABLE
                                     08/31/10        PRICE          INPUTS        INPUTS
                                   ------------   ------------   -----------   ------------
Common Stock
   Capital Goods                   $  4,610,463   $  4,610,463     $    --      $       --
   Communications                     3,282,951      3,282,951          --              --
   Consumer Durables                  1,083,891      1,083,891          --              --
   Consumer Non-Durables              6,900,424      6,900,424          --              --
   Consumer Services                 22,017,756     22,017,756          --              --
   Energy                            11,337,999     11,337,999          --              --
   Finance                           36,164,003     33,915,564          --       2,248,439
   Health Care                       16,727,457     16,727,457          --              --
   Real Estate Investment Trusts        945,626        945,626
   Technology                        20,586,817     20,450,578          --         136,239
   Utilities                            552,362        552,362          --              --
 Preferred Stocks                        71,645             --          --          71,645
 Corporate Bonds                         67,950             --      67,950              --
 Securities Lending Collateral       19,033,543     19,033,543          --              --
                                   ------------   ------------     -------      ----------
Total Assets                       $143,382,887   $140,858,614     $67,950      $2,456,323
                                   ============   ============     =======      ==========

                                                             LEVEL 2        LEVEL 3
                                      TOTAL      LEVEL 1   SIGNIFICANT    SIGNIFICANT
                                   VALUE AS OF    QUOTED    OBSERVABLE   UNOBSERVABLE
                                    08/31/10      PRICE       INPUTS        INPUTS
                                   -----------   -------   -----------   ------------
Options Written                     $(864,137)     $--      $(864,137)        $--
                                    ---------      ---      ---------         ---
Total Liabilities                   $(864,137)     $--      $(864,137)        $--
                                    =========      ===      =========         ===

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used to determine fair value.

                                                                                           PREFERRED
                                                                       COMMON STOCK          STOCK
                                                      TOTAL      -----------------------   ---------
                                                   INVESTMENTS     FINANCE    TECHNOLOGY    FINANCE
                                                   -----------   ----------   ----------   ---------
Balance as of August 31, 2009                       $  239,717   $  147,056    $ 92,661     $    --
Accrued discounts/premiums                                  --           --          --          --
Net realized gain/(loss)                                    --           --          --          --
Change in unrealized appreciation/(depreciation)      (473,225)    (512,510)     (2,360)     41,645
Net purchases/(sales)                                2,844,482    2,768,544      45,938      30,000
Transfers in and/or out of Level 3 *                  (154,651)    (154,651)         --          --
                                                    ----------   ----------    --------     -------
Balance as of August 31, 2010                       $2,456,323   $2,248,439    $136,239     $71,645
                                                    ==========   ==========    ========     =======

* Transfers in and/or out of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer. The transfer occurred because the security listed and began trading on an exchange, thereby providing market activity. The Fund pres-ents unrealized appreciation/(depreciation) on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.The change in unrealized appreciation/(depreciation) related to investments still held at August 31, 2010 was $779,667.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2010 | 27

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

ROBECO WPG SMALL CAP VALUE FUND                         PORTFOLIO OF INVESTMENTS

                                                         Number
                                                       of Shares       Value
                                                       ---------   -------------
COMMON STOCK--99.5%
BASIC INDUSTRIES--1.5%
   GrafTech International Ltd. * ...................      13,900   $     195,434
   Graham Packaging Co., Inc. * ....................       7,600          84,968
   OM Group, Inc. * ................................       7,600         194,560
                                                                   -------------
                                                                         474,962
                                                                   -------------
CAPITAL GOODS--10.0%
   BE Aerospace, Inc. * ............................       5,000         134,750
   Beacon Roofing Supply, Inc. * ...................      18,400         256,312
   Buckeye Technologies, Inc. ......................      37,100         440,748
   Columbus McKinnon Corp. * .......................      16,600         212,480
   Globe Specialty Metals, Inc. * ..................      40,800         445,944
   Granite Construction, Inc. (a) ..................      13,800         303,738
   Lakeland Industries, Inc. * .....................      25,200         238,140
   Matrix Service Co. * ............................      19,400         165,094
   RTI International Metals, Inc. * ................       6,100         168,360
   Teleflex, Inc. (a) ..............................       3,400         163,404
   Tutor Perini Corp. * ............................      18,300         361,608
   Wabash National Corp. * (a) .....................      56,700         347,571
                                                                   -------------
                                                                       3,238,149
                                                                   -------------
COMMUNICATIONS--1.5%
   Digital River, Inc. * (a) .......................      19,000         501,030
                                                                   -------------
CONSUMER DURABLES--1.3% -
   Libbey, Inc. * ..................................      27,300         306,306
   Lifetime Brands, Inc. * .........................       8,700         118,668
                                                                   -------------
                                                                         424,974
                                                                   -------------
CONSUMER NON-DURABLES--6.3%
   Brown Shoe Co., Inc. ............................      18,800         197,776
   Chiquita Brands International, Inc. * (a) .......      65,200         818,912
   Del Monte Foods Co. .............................      53,900         702,856
   Iconix Brand Group, Inc. * ......................      10,300         156,921
   Skechers U.S.A., Inc., Class A * ................       6,700         170,649
                                                                   -------------
                                                                       2,047,114
                                                                   -------------
CONSUMER SERVICES--16.3%
   America's Car-Mart, Inc. * ......................       9,600         240,000
   Casual Male Retail Group, Inc. * (a) ............      57,400         184,254
   FTI Consulting, Inc. * (a) ......................      20,800         681,824
   Geo Group, Inc., (The) * (a) ....................      58,480       1,292,408
   Global Cash Access Holdings, Inc. * .............      75,100         271,862
   Hackett Group, Inc. (The) * .....................      95,800         379,368
   LECG Corp. * ....................................      73,400          95,420
   MDC Partners, Inc., Class A .....................     100,500       1,173,840
   New Frontier Media, Inc. * ......................      77,900         144,894
   Pantry, Inc. (The) * ............................       6,300         118,566
   Pool Corp. (a) ..................................       6,900         127,305
   Princeton Review, Inc. (The) * ..................       7,400          13,838
   Providence Service Corp. * ......................      20,800         281,216
   Regis Corp. .....................................       9,500         159,315
   Shoe Carnival, Inc. * ...........................       8,100         133,893
                                                                   -------------
                                                                       5,298,003
                                                                   -------------
ENERGY--3.1%
   Approach Resources, Inc. * ......................      49,300         428,910
   GeoMet, Inc. * ..................................      73,700          67,804
   Global Geophysical Services, Inc. * (a) .........       9,400          55,554
   GMX Resources, Inc. * (a) .......................      25,500         108,375

                                                         Number
                                                       of Shares       Value
                                                       ---------   -------------
ENERGY--(CONTINUED)
   Goodrich Petroleum Corp. * (a) ..................      13,600   $     180,608
   Holly Corp. .....................................       5,900         153,459
                                                                   -------------
                                                                         994,710
                                                                   -------------
FINANCE--26.2%
   A.B.Whatley Group, Inc., 144A * .................      93,855             732
   Alterra Capital Holdings Ltd. ...................      14,300         265,122
   Aspen Insurance Holdings Ltd. (a) ...............      11,900         337,960
   Bancorp Rhode Island, Inc. ......................      13,200         375,144
   Boston Private Financial Holdings, Inc. (a) .....      63,100         395,637
   Cathay General Bancorp (a) ......................      37,400         358,666
   Delphi Financial Group, Inc., Class A (a) .......      17,400         388,020
   Encore Bancshares, Inc. * (a) ...................      12,700          76,454
   ESSA Bancorp, Inc. (a) ..........................      12,600         140,868
   FBR Capital Markets Corp. * .....................     124,800         426,816
   First Financial Bancorp (a) .....................      11,200         178,640
   Great American Group, Inc. * ....................      84,750          71,614
   Home Bancshares, Inc. ...........................      16,600         357,564
   Home Federal Bancorp, Inc. ......................      13,000         161,720
   Maiden Holdings Ltd. ............................      39,900         292,467
   Meadowbrook Insurance Group, Inc. (a) ...........     104,300         895,937
   National Penn Bancshares, Inc. (a) ..............      25,500         148,155
   Navios Maritime Acquisition Corp. * (a) .........      52,200         297,540
   Nelnet, Inc., Class A ...........................      16,900         370,279
   Old National Bancorp (a) ........................      22,100         203,762
   Radian Group, Inc. ..............................      46,200         292,446
   Renasant Corp. (a) ..............................      16,400         219,924
   SCBT Financial Corp. ............................       6,900         198,375
   SeaBright Insurance Holdings, Inc. ..............      10,700          75,649
   Simmons First National Corp., Class A ...........       7,200         182,736
   Stifel Financial Corp * (a) .....................       3,369         145,810
   Susquehanna Bancshares, Inc. (a) ................      20,400         161,364
   Texas Capital Bancshares, Inc. * (a) ............       9,900         151,470
   THL Credit, Inc. ................................      19,800         229,482
   United Financial Bancorp, Inc. ..................       9,900         133,254
   Validus Holdings, Ltd. ..........................      14,000         356,580
   ViewPoint Financial Group .......................      20,440         183,960
   Wilmington Trust Corp. (a) ......................      15,200         133,760
   WSFS Financial Corp. ............................       7,900         284,163
                                                                   -------------
                                                                       8,492,070
                                                                   -------------
HEALTH CARE--8.2%
   Accuray, Inc. * .................................      25,600         168,448
   Alere, Inc. * ...................................      17,200         481,084
   Assisted Living Concepts, Inc., Class A * (a) ...      14,000         380,520
   Cantel Medical Corp. ............................       2,700          38,799
   Exactech, Inc. * ................................      17,300         251,023
   ICU Medical, Inc. * .............................      26,400         940,632
   RehabCare Group, Inc. * .........................      23,700         392,472
                                                                   -------------
                                                                       2,652,978
                                                                   -------------
REAL ESTATE INVESTMENT TRUSTS--6.6%
   American Campus Communities, Inc. (a) ...........       8,100         241,299

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             28 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

ROBECO WPG SMALL CAP VALUE FUND (continued)             PORTFOLIO OF INVESTMENTS

                                                         Number
                                                       of Shares       Value
                                                       ---------   -------------
REAL ESTATE INVESTMENT TRUSTS--(CONTINUED)
   Chatham Lodging Trust * .........................      12,300   $     200,121
   Chimera Investment Corp. ........................      70,100         275,493
   Dupont Fabros Technology, Inc. ..................      12,200         301,462
   Highwoods Properties, Inc. (a) ..................      12,200         381,616
   Kennedy-Wilson Holdings, Inc. * (a) .............      14,400         142,560
   Starwood Property Trust, Inc. ...................      14,500         275,790
   Washington Real Estate Investment Trust (a) .....      10,400         318,656
                                                                   -------------
                                                                       2,136,997
                                                                   -------------
TECHNOLOGY--6.0%
   CDC Software Corp. - ADR * (a) ..................      67,900         369,376
   CIBER, Inc. * ...................................      74,600         204,404
   Digi International, Inc. * ......................      58,800         445,704
   Generac Holdings, Inc. * ........................      23,000         278,760
   ManTech International Corp., Class A * (a) ......       7,100         251,269
   Plantronics, Inc. (a) ...........................       6,300         172,053
   Safeguard Scientifics, Inc. * ...................       3,000          34,500
   Zoran Corp. * ...................................      21,600         174,528
                                                                   -------------
                                                                       1,930,594
                                                                   -------------
TRANSPORTATION--6.9%
   Air Transport Services Group, Inc. * (a) ........      13,600          62,696
   AirTran Holdings, Inc. * (a) ....................     195,700         882,607
   Arkansas Best Corp. (a) .........................       6,300         129,906
   Celadon Group, Inc. * ...........................      23,900         279,869
   Scorpio Tankers, Inc. * (a) .....................      67,400         729,268
   US Airways Group, Inc. * (a) ....................      16,200         146,448
                                                                   -------------
                                                                       2,230,794
                                                                   -------------
UTILITIES--5.6%
   Aegean Marine Petroleum Network, Inc. (a) .......      11,000         163,790
   California Water Service Group ..................       4,800         167,088

                                                         Number
                                                       of Shares       Value
                                                       ---------   -------------
UTILITIES--(CONTINUED)
   Nicor, Inc. (a) .................................       4,100   $     173,389
   Portland General Electric Co. ...................      17,000         339,660
   StealthGas, Inc. * ..............................      36,900         173,430
   UGI Corp. .......................................      15,200         419,520
   UIL Holdings Corp. (a) ..........................       8,100         214,569
   Vectren Corp. ...................................       6,800         166,872
                                                                   -------------
                                                                       1,818,318
                                                                   -------------
      TOTAL COMMON STOCK
         (Cost $30,759,816) ........................                  32,240,693
                                                                   -------------
PREFERRED STOCK--0.2%
ENERGY--0.2%
   GeoMet, Inc., Series A * +++ ....................       7,471          74,710
                                                                   -------------
      TOTAL PREFERRED STOCK
         (Cost $74,710) ............................                      74,710
                                                                   -------------
SECURITIES LENDING COLLATERAL--30.2%
   Institutional Money Market Trust  . 9,762,890 ...   9,762,890       9,762,890
                                                                   -------------
      TOTAL SECURITIES LENDING COLLATERAL
         (Cost $9,762,890) .........................                   9,762,890
                                                                   -------------
TOTAL INVESTMENTS--129.9%
     (Cost $40,597,416) ............................                  42,078,293
                                                                   -------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(29.9)% .....                  (9,684,747)
                                                                   -------------
NET ASSETS--100.0% .................................               $  32,393,546
                                                                   =============

----------
ADR  -- American Depositary Receipt

*    -- Non-income Producing

+++ -- Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.'s Board of Directors. As of August 31, 2010, this security amounted to $74,710 or 0.2% of net assets.

(a) -- All or a portion of the security is on loan. See Note 6 of the Notes to Financial Statements.

A summary of the inputs used to value the Fund's investments as of August 31, 2010 is as follows (see note 1 in the Notes to Financial Statements):

                                                              LEVEL 2        LEVEL 3
                                   TOTAL        LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                VALUE AS OF      QUOTED     OBSERVABLE    UNOBSERVABLE
                                  08/31/10       PRICE         INPUTS        INPUTS
                                -----------   -----------   -----------   ------------
Common Stock *                  $32,240,693   $32,240,693       $--          $    --
Preferred Stock - Energy             74,710            --        --           74,710
Securities Lending Collateral     9,762,890     9,762,890        --               --
                                -----------   -----------       ---          -------
   Total Assets                 $42,078,293   $42,003,583       $--          $74,710
                                ===========   ===========       ===          =======

* see Portfolio of Investments detail for industry and security type breakout.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2010 | 29

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

ROBECO WPG SMALL CAP VALUE FUND (concluded)             PORTFOLIO OF INVESTMENTS

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used to determine fair value.

                                                      PREFERRED STOCK
                                                   ---------------------
                                                      TOTAL
                                                   INVESTMENTS    ENERGY
                                                   -----------   -------
Balance as of August 31, 2009                        $    --     $    --
Accrued discounts/premiums                                --          --
Net realized gain/(loss)                                  --          --
Change in unrealized appreciation/(depreciation)          --          --
Net purchases/(sales)                                 74,710      74,710
Transfers in and/or out of Level 3 *                      --          --
                                                     -------     -------
Balance as of August 31, 2010                        $74,710     $74,710
                                                     =======     =======

* Transfers in and/or out of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            30 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

SAM SUSTAINABLE GLOBAL ACTIVE FUND                      PORTFOLIO OF INVESTMENTS

                                                        Number
                                                       of Shares       Value
                                                       ---------   -------------
COMMON STOCK--98.2%
AUSTRALIA--2.2%
   Challenger Financial Services
      Group Ltd. (Financial) .......................      35,000   $     117,397
   National Australia Bank Ltd.
      (Financial) ..................................      11,900         245,629
                                                                   -------------
                                                                         363,026
                                                                   -------------
CANADA--9.8%
   Bank of Nova Scotia (Financial) (a) .............       4,700         226,446
   BCE, Inc.
      (Telecommunication Services) .................       9,969         311,966
   Canadian Imperial Bank of
      Commerce (Financial) .........................       6,500         441,928
   Sherritt International Corp.
      (Materials) ..................................      91,100         585,207
   Teck Resources Ltd., Class B
      (Materials) ..................................       2,404          80,415
                                                                   -------------
                                                                       1,645,962
                                                                   -------------
GERMANY--5.4%
   Deutsche Bank AG (Financial) ....................       3,200         201,057
   Henkel AG & Co. KGaA
      (Consumer Staples) ...........................       4,176         196,334
   MTU Aero Engines Holding AG
      (Industrials) ................................       3,500         194,691
   Muenchener Rueckversicherungs-
      Gesellschaft AG (Financial) ..................       2,462         314,493
                                                                   -------------
                                                                         906,575
                                                                   -------------
ITALY--0.6%
   Ansaldo STS SpA (Industrials) ...................       7,920          94,796
                                                                   -------------
JAPAN--7.9%
   Asahi Breweries Ltd.
      (Consumer Staples) ...........................      16,800         316,962
   ITOCHU Corp. (Industrials) ......................      39,600         323,361
   Mitsubishi Corp. (Industrials) ..................       7,900         169,266
   Mitsui O.S.K. Lines, Ltd. (Industrials) .........      59,000         370,813
   Takeda Pharmaceutical Co., Ltd.
      (Health Care) ................................       3,000         137,841
                                                                   -------------
                                                                       1,318,243
                                                                   -------------
NORWAY--3.1%
   Aker Solutions ASA (Energy) .....................      30,200         333,010
   Norsk Hydro ASA (Materials) .....................      40,173         191,396
                                                                   -------------
                                                                         524,406
                                                                   -------------
PORTUGAL--3.2%
   EDP - Energias de Portugal, SA
      (Utilities) ..................................      34,300         104,320
   Portugal Telecom, SGPS SA
      (Telecommunication Services) .................      36,301         425,063
                                                                   -------------
                                                                         529,383
                                                                   -------------
SPAIN--4.1%
   Iberdrola Renovables SA (Utilities) .............      65,554         214,412
   Repsol YPF SA (Energy) ..........................       6,000         136,977
   Telefonica SA
      (Telecommunication Services) .................      15,507         343,897
                                                                   -------------
                                                                         695,286
                                                                   -------------

                                                        Number
                                                       of Shares       Value
                                                       ---------   -------------
SWEDEN--2.5%
   Boliden AB (Materials) ..........................      12,402   $     140,521
   Svenska Cellulosa AB, Class B
      (Materials) ..................................      21,300         283,268
                                                                   -------------
                                                                         423,789
                                                                   -------------
SWITZERLAND--1.7%
   Zurich Financial Services AG
      (Financial) ..................................       1,300         289,899
                                                                   -------------
UNITED KINGDOM--12.5%
   AstraZeneca PLC (Health Care) ...................       6,237         308,770
   Barclays PLC (Financial) ........................     101,260         469,619
   BG Group PLC (Energy) ...........................      15,331         246,762
   Legal & General Group PLC
      (Financial) ..................................     160,000         227,348
   Logica PLC
      (Information Technology) .....................     198,900         330,971
   Travis Perkins PLC (Industrials) * ..............      43,747         511,245
                                                                   -------------
                                                                       2,094,715
                                                                   -------------
UNITED STATES--45.2%
   Abbott Laboratories (Health Care) ...............       2,000          98,680
   Chevron Corp. (Energy) ..........................       4,231         313,771
   CIGNA Corp. (Health Care) .......................       8,100         260,982
   Del Monte Foods Co.
      (Consumer Staples) ...........................      24,000         312,960
   Forest Oil Corp. (Energy) * .....................      11,911         311,115
   Hartford Financial Services Group,
      Inc. (Financial) .............................      25,200         508,032
   Health Net, Inc. (Health Care) * ................      25,881         618,038
   Hewlett-Packard Co.
      (Information Technology) .....................       6,248         240,423
   International Business Machines
      Corp. (Information Technology) ...............       4,565         562,545
   Johnson Controls, Inc.
      (Consumer Discretionary) .....................      15,100         400,603
   JPMorgan Chase & Co. (Financial) ................       2,406          87,482
   Kimberly-Clark Corp.
      (Consumer Staples) ...........................       5,766         371,330
   Limited Brands, Inc.
      (Consumer Discretionary) .....................      13,036         307,650
   McDonald's Corp.
      (Consumer Discretionary) .....................       2,656         194,047
   McKesson Corp. (Health Care) ....................       2,364         137,230
   Microsoft Corp.
      (Information Technology) .....................      11,900         279,412
   National Semiconductor Corp.
      (Information Technology) (a) .................       5,000          63,050
   Northeast Utilities (Utilities) .................       8,000         231,760
   Occidental Petroleum Corp.
      (Energy) .....................................       5,421         396,167
   Pfizer, Inc. (Health Care) ......................      27,356         435,781
   PG&E Corp. (Utilities) ..........................       3,172         148,323
   Procter & Gamble Co.
      (Consumer Staples) (a) .......................       8,962         534,763
   Reynolds American, Inc.
      (Consumer Staples) ...........................       7,000         381,780

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2010 | 31

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

SAM SUSTAINABLE GLOBAL ACTIVE FUND (concluded)          PORTFOLIO OF INVESTMENTS

                                                        Number
                                                       of Shares       Value
                                                       ---------   -------------
UNITED STATES--(CONTINUED)
   Target Corp.
      (Consumer Discretionary) .....................       6,800   $     347,888
   Temple-Inland, Inc. (Materials) .................       2,300          36,639
                                                                   -------------
                                                                       7,580,451
                                                                   -------------
      TOTAL COMMON STOCK
         (Cost $16,501,849) ........................                  16,466,531
                                                                   -------------
SECURITIES LENDING COLLATERAL--5.1%
   Institutional Money Market Trust ................     846,682         846,682
                                                                   -------------
      TOTAL SECURITIES LENDING
         COLLATERAL
         (Cost $846,682) ...........................                     846,682
                                                                   -------------
TOTAL INVESTMENTS--103.3%
   (Cost $17,348,531) ..............................                  17,313,213
                                                                   -------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(3.3)% ............................                    (547,841)
                                                                   -------------
NET ASSETS--100.0% .................................               $  16,765,372
                                                                   =============

----------
*    -- Non-income producing.

(a) -- All or a portion of the security is on loan. See Note 6 of the Notes to Financial Statements.

A summary of the inputs used to value the Fund's investments as of August 31, 2010 is as follows (see note 1 in the Notes to Financial Statements):

                                                            LEVEL 2        LEVEL 3
                                 TOTAL        LEVEL 1     SIGNIFICANT    SIGNIFICANT
                              VALUE AS OF     QUOTED       OBSERVABLE   UNOBSERVABLE
                                08/31/10       PRICE         INPUTS        INPUTS
                              -----------   -----------   -----------   ------------
Investments in securities *   $17,313,213   $17,313,213       $--           $--
                              -----------   -----------       ---           ---
   Total Assets               $17,313,213   $17,313,213       $--           $--
                              ===========   ===========       ===           ===

*    see Portfolio of Investments detail for country and security type breakout.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             32 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES

                                                                         ROBECO BOSTON   ROBECO BOSTON   ROBECO BOSTON
                                                                           PARTNERS         PARTNERS        PARTNERS
                                                                           SMALL CAP       LONG/SHORT       ALL-CAP
                                                                         VALUE FUND II    EQUITY FUND      VALUE FUND
                                                                         -------------   -------------   -------------
ASSETS
   Investments in securities, at value + ###..........................    $106,127,493    $259,338,626    $143,382,887
   Cash ..............................................................       2,515,852      20,915,568       1,831,424
   Receivables
      Investments sold ...............................................         794,222       3,048,396          31,401
      Deposits with brokers for securities sold short ................              --      57,875,230              --
      Dividends and interest .........................................          68,566         185,846         196,575
      Capital shares sold ............................................          19,230         289,998          13,259
   Prepaid expenses and other assets .................................          21,725          38,962          24,087
                                                                          ------------    ------------    ------------
         Total assets ................................................     109,547,088     341,692,626     145,479,633
                                                                          ------------    ------------    ------------
LIABILITIES
   Securities sold short, at fair value +++ ..........................    $         --    $ 56,167,231    $         --
   Options written, at value * .......................................              --              --         864,137
   Payables
      Securities lending collateral ..................................      22,097,610      16,667,599      19,033,543
      Investments purchased ..........................................         245,021       2,882,658              --
      Capital shares redeemed ........................................          67,380         552,770          31,537
      Due to prime broker ............................................              --      18,351,565              --
      Investment advisory fees .......................................          72,577         433,002          42,614
      Distribution and service fees ..................................          13,493          18,225           3,605
      Dividends on securities sold-short .............................              --           8,707              --
      Interest payable ...............................................              --             356              --
   Other accrued expenses and liabilities ............................          54,040          84,878          51,031
                                                                          ------------    ------------    ------------
         Total liabilities ...........................................      22,550,121      95,166,991      20,026,467
                                                                          ------------    ------------    ------------
   Net Assets ........................................................    $ 86,996,967    $246,525,635    $125,453,166
                                                                          ============    ============    ============
NET ASSETS CONSIST OF
   Par value .........................................................    $      8,104    $     14,333    $      9,765
   Paid-in capital ...................................................     118,605,930     237,422,630     130,400,151
   Undistributed net investment income/(accumulated net
      investment loss) ...............................................          61,717          (7,781)        724,650
   Accumulated net realized gain/(loss) from investments .............     (30,663,074)     15,466,035        (692,431)
   Net unrealized depreciation on investments, securities
      sold short, written options and foreign currency translation ...      (1,015,710)     (6,369,582)     (4,988,969)
                                                                          ------------    ------------    ------------
         Net Assets ..................................................    $ 86,996,967    $246,525,635    $125,453,166
                                                                          ============    ============    ============
INSTITUTIONAL CLASS
   Net assets ........................................................    $ 25,736,486    $164,437,597    $112,436,681
   Shares outstanding ................................................       2,334,791       9,446,832       8,747,389
                                                                          ------------    ------------    ------------
   Net asset value, offering and redemption price per share ..........    $      11.02    $      17.41    $      12.85
                                                                          ============    ============    ============
INVESTOR CLASS
   Net assets ........................................................    $ 61,260,481    $ 82,088,038    $ 13,016,485
   Shares outstanding ................................................       5,769,208       4,886,500       1,017,549
                                                                          ------------    ------------    ------------
   Net asset value, offering and redemption price per share ..........    $      10.62    $      16.80    $      12.79
                                                                          ============    ============    ============
   + Investment in securities, at cost ...............................    $107,143,203    $269,568,466    $148,508,329
   ## Includes market value of securities on loan ....................    $ 20,765,330    $ 15,633,569    $ 18,262,988
   +++ Proceeds received, securities sold short ......................              --    $ 60,027,489              --
   * Premiums received, options written ..............................              --              --    $  1,000,610

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2010 | 33

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

                                                                                                                    SAM
                                                                                                 ROBECO WPG     SUSTAINABLE
                                                                                                 SMALL CAP     GLOBAL ACTIVE
                                                                                                 VALUE FUND         FUND
                                                                                               -------------   -------------
ASSETS
   Investments in securities, at value +### ................................................   $ 42,078,293    $ 17,313,213
   Cash ....................................................................................        184,106         278,069
   Receivables
      Investments sold .....................................................................         28,851              --
      Dividends and interest ...............................................................         25,595          41,152
      Capital shares sold ..................................................................         12,243              --
      Investment adviser ...................................................................             --          17,903
   Prepaid expenses and other assets .......................................................         13,596           5,749
                                                                                               ------------    ------------
         Total assets ......................................................................     42,342,684      17,656,086
                                                                                               ------------    ------------
LIABILITIES
   Payables
      Securities lending collateral ........................................................      9,762,890         846,682
      Investments purchased ................................................................        129,666              --
      Capital shares redeemed ..............................................................            114              --
      Investment advisory fees .............................................................          7,185              --
      Distribution and service fees ........................................................             --               2
   Other accrued expenses and liabilities ..................................................         49,283          44,030
                                                                                               ------------    ------------
         Total liabilities .................................................................      9,949,138         890,714
                                                                                               ------------    ------------
   Net Assets ..............................................................................   $ 32,393,546    $ 16,765,372
                                                                                               ============    ============
NET ASSETS CONSIST OF
   Par value ...............................................................................   $      2,782    $      1,525
   Paid-in capital .........................................................................     42,924,655      16,040,494
   Undistributed net investment income .....................................................             --         206,426
   Accumulated net realized gain/(loss) from investments ...................................    (12,014,768)        552,216
   Net unrealized appreciation/(depreciation) on investments, securities sold short, written
      options and foreign currency translation .............................................      1,480,877         (35,289)
                                                                                               ------------    ------------
         Net Assets ........................................................................   $ 32,393,546    $ 16,765,372
                                                                                               ============    ============
INSTITUTIONAL CLASS
   Net assets ..............................................................................   $ 32,393,546    $ 16,756,328
   Shares outstanding ......................................................................      2,781,719       1,523,865
                                                                                               ------------    ------------
   Net asset value, offering and redemption price per share ................................   $      11.65    $      11.00
                                                                                               ============    ============
INVESTOR CLASS
   Net assets ..............................................................................   $         --    $      9,044
   Shares outstanding ......................................................................             --             824
                                                                                               ------------    ------------
   Net asset value, offering and redemption price per share ................................   $         --    $      10.98
                                                                                               ============    ============

   + Investment in securities, at cost .....................................................   $ 40,597,416    $ 17,348,531
   ### Includes market value of securities on loan..........................................   $  9,167,909    $    824,259

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                            34 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

STATEMENTS OF OPERATIONS

                                                                     ROBECO BOSTON   ROBECO BOSTON   ROBECO BOSTON
                                                                        PARTNERS        PARTNERS        PARTNERS
                                                                       SMALL CAP       LONG/SHORT       ALL-CAP
                                                                     VALUE FUND II    EQUITY FUND      VALUE FUND
                                                                     -------------   -------------   -------------
INVESTMENT INCOME
   Dividends + ...................................................    $ 1,354,377    $  2,447,470     $ 1,518,588
   Interest ......................................................            886           6,227          23,449
   Income from securities loaned (Note 6) ........................         33,912          60,793           8,928
                                                                      -----------    ------------     -----------
      Total investment income ....................................      1,389,175       2,514,490       1,550,965
                                                                      -----------    ------------     -----------
EXPENSES
   Advisory fees .................................................        772,225       4,333,220         795,214
   Distribution fees (Investor Class) ............................        127,269         186,291          30,425
   Administration and accounting fees ............................         90,351         190,991         106,848
   Transfer agent fees ...........................................         83,825         128,191          70,612
   Registration and filing fees ..................................         38,874          46,580          38,105
   Audit Fees ....................................................         22,613          35,461          28,455
   Custodian fees ................................................         18,573          70,912          29,503
   Legal Fees ....................................................         17,110          27,481          21,567
   Directors' and officers' fees .................................         14,591          30,615          25,102
   Printing and shareholder reporting fees .......................         11,827          55,268          21,890
   Dividend expense on securities sold-short .....................             --         442,677              --
   Prime broker interest expense .................................             --       1,300,803              --
   Other expenses ................................................          2,160           2,497           3,061
                                                                      -----------    ------------     -----------
      Total expenses before waivers and reimbursements ...........      1,199,418       6,850,987       1,170,782
      Less: waivers and reimbursements ...........................        (68,849)       (106,526)       (344,480)
                                                                      -----------    ------------     -----------
   Net expenses after waivers and reimbursements .................      1,130,569       6,744,461         826,302
                                                                      -----------    ------------     -----------
   Net investment income/(loss) ..................................        258,606      (4,229,971)        724,663
                                                                      -----------    ------------     -----------
   Net realized gain/(loss) from:
      Investments ................................................      6,061,178      27,555,402       3,988,595
      Investments sold-short .....................................             --       3,525,680              --
      Foreign currency transactions ..............................             --              22              --
      Written options * ..........................................             --              --         (82,739)
   Net change in unrealized appreciation/(depreciation) on:
      Investments ................................................     (4,534,988)    (22,836,156)     (7,025,698)
      Investments sold short .....................................             --       3,369,930              --
      Written options * ..........................................             --              --         271,022
                                                                      -----------    ------------     -----------
   Net realized and unrealized gain/(loss) on investments ........      1,526,190      11,614,878      (2,848,820)
                                                                      -----------    ------------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..    $ 1,784,796    $  7,384,907     $(2,124,157)
                                                                      ===========    ============     ===========

+ Net of foreign witholding taxes of .............................    $        --    $    (13,959)    $   (13,042)
                                                                      ===========    ============     ===========

*    Primary risk is equity contracts.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2010 | 35

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

STATEMENTS OF OPERATIONS (concluded)

                                                                                  SAM
                                                               ROBECO WPG     SUSTAINABLE
                                                                SMALL CAP    GLOBAL ACTIVE
                                                               VALUE FUND         FUND
                                                              ------------   -------------
INVESTMENT INCOME
   Dividends + ............................................   $   453,450      $ 424,367
   Interest ...............................................           529             92
   Income from securities loaned (Note 6) .................        16,403            545
                                                              -----------      ---------
      Total investment income .............................       470,382        425,004
                                                              -----------      ---------
EXPENSES
   Advisory fees ..........................................       323,541        122,289
   Distribution fees (Investor Class) .....................            --             18
   Administration and accounting fees .....................        86,232         85,712
   Transfer agent fees ....................................        95,876         62,752
   Registration and filing fees ...........................        27,870         63,114
   Audit Fees .............................................        22,587         23,926
   Custodian fees .........................................        34,126         35,961
   Legal Fees .............................................        16,289         12,222
   Directors' and officers' fees ..........................        20,034         20,257
   Printing and shareholder reporting fees ................         5,566          1,393
   Other expenses .........................................         5,382          2,596
                                                              -----------      ---------
      Total expenses before waivers and reimbursements ....       637,503        430,240
      Less: waivers and reimbursements ....................       (28,448)      (246,789)
                                                              -----------      ---------
   Net expenses after waivers and reimbursements ..........       609,055        183,451
                                                              -----------      ---------
   Net investment income/(loss) ...........................      (138,673)       241,553
                                                              -----------      ---------
   Net realized gain/(loss) from:
      Investments .........................................     5,294,081        853,885
      Foreign currency transactions .......................            --          6,421
   Net change in unrealized appreciation/(depreciation) on:
      Investments .........................................    (1,468,131)      (694,954)
      Foreign currency translation ........................            --         (1,805)
                                                              -----------      ---------
   Net realized and unrealized gain from investments ......     3,825,950        163,547
                                                              -----------      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......   $ 3,687,277      $ 405,100
                                                              ===========      =========

+ Net of foreign witholding taxes of ......................   $    (4,429)     $ (28,719)
                                                              ===========      =========

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                             36 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 ROBECO BOSTON PARTNERS            ROBECO BOSTON PARTNERS
                                                                SMALL CAP VALUE FUND II            LONG/SHORT EQUITY FUND
                                                          ---------------------------------   ---------------------------------
                                                              FOR THE           FOR THE            FOR THE          FOR THE
                                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                          AUGUST 31, 2010   AUGUST 31, 2009   AUGUST 31, 2010   AUGUST 31, 2009
                                                          ---------------   ---------------   ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income/(loss) .......................     $    258,606      $     666,651    $  (4,229,971)    $   (651,398)
   Net realized gain/(loss) from investments,
      securities sold short and foreign currency ......        6,061,178        (30,907,801)      31,081,104       (5,018,842)
   Net change in unrealized appreciation/(depreciation)
      from investments, securities sold short and
      foreign  currency ...............................       (4,534,988)         8,902,011      (19,466,226)      16,031,112
                                                            ------------      -------------    -------------     ------------
Net increase/(decrease) in net assets resulting from
   operations .........................................        1,784,796        (21,339,139)       7,384,907       10,360,872
                                                            ------------      -------------    -------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Institutional Class .............................          (95,191)          (428,811)              --               --
      Investor Class ..................................          (94,823)          (550,302)              --               --
   Net realized capital gains
      Institutional Class .............................               --           (141,170)              --       (3,859,743)
      Investor Class ..................................               --           (222,896)              --       (1,041,399)
   Return of capital
      Institutional Class .............................               --           (117,965)              --               --
      Investor Class ..................................               --           (151,361)              --               --
                                                            ------------      -------------    -------------     ------------
Net decrease in net assets from dividends and
   distributions to shareholders ......................         (190,014)        (1,612,505)              --       (4,901,142)
                                                            ------------      -------------    -------------     ------------
CAPITAL TRANSACTIONS:
   Institutional Class
      Proceeds from shares sold .......................        6,525,815          5,138,859      132,696,590       23,055,972
      Subscriptions issued in reorganization
         (Note 10) ....................................               --                 --               --        8,000,331
      Reinvestment of distributions ...................           93,687            672,856               --        3,803,772
      Shares redeemed .................................       (3,316,755)       (29,398,473)     (27,301,878)     (20,373,730)
      Redemption fees (Note 8) ........................              476              3,551          365,813           11,244
Investor Class
      Proceeds from shares sold .......................       27,718,964          2,306,110       70,371,181       23,337,683
      Reinvestment of distributions ...................           93,851            911,751               --        1,037,134
      Shares redeemed .................................      (10,587,822)       (13,838,158)     (22,909,284)      (2,802,031)
      Redemption fees (Note 8) ........................              734              6,768          234,720            3,256
                                                            ------------      -------------    -------------     ------------
Net increase/(decrease) in net assets from capital
   transactions .......................................       20,528,950        (34,196,736)     153,457,142       36,073,631
                                                            ------------      -------------    -------------     ------------
Total increase/(decrease) in net assets ...............       22,123,732        (57,148,380)     160,842,049       41,533,361
NET ASSETS
      Beginning of year ...............................       64,873,235        122,021,615       85,683,586       44,150,225
                                                            ------------      -------------    -------------     ------------
      End of year .....................................     $ 86,996,967      $  64,873,235    $ 246,525,635     $ 85,683,586
                                                            ============      =============    =============     ============
      Undistributed net investment income/(loss),
         end of year ..................................     $     61,717      $          --    $      (7,781)    $    (52,079)
                                                            ============      =============    =============     ============
SHARE TRANSACTIONS:
   Institutional Class
      Shares sold .....................................          555,555            624,057        7,534,517        1,699,043
      Shares issued in reorganization (Note 10) .......               --                 --               --          746,155
      Shares reinvested ...............................            8,233             91,297               --          425,002
      Shares redeemed .................................         (275,515)        (3,442,537)      (1,561,805)      (1,750,768)
                                                            ------------      -------------    -------------     ------------
Net increase/(decrease) ...............................          288,273         (2,727,183)       5,972,712        1,119,432
                                                            ------------      -------------    -------------     ------------
   Investor Class
      Shares sold .....................................        2,391,723            270,214        4,227,832        1,636,225
      Shares reinvested ...............................            8,540            128,055               --          118,937
      Shares redeemed .................................         (923,475)        (1,823,957)      (1,364,973)        (241,075)
                                                            ------------      -------------    -------------     ------------
Net increase/(decrease) ...............................        1,476,788         (1,425,688)       2,862,859        1,514,087
                                                            ------------      -------------    -------------     ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2010 | 37

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

                                                                ROBECO BOSTON PARTNERS                     ROBECO
                                                                  ALL-CAP VALUE FUND              WPG SMALL CAP VALUE FUND
                                                          ---------------------------------   ---------------------------------
                                                              FOR THE           FOR THE          FOR THE             FOR THE
                                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                          AUGUST 31, 2010   AUGUST 31, 2009   AUGUST 31, 2010   AUGUST 31, 2009
                                                          ---------------   ---------------   ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income/(loss) .......................    $    724,663       $   810,659       $  (138,673)      $    109,509
   Net realized gain/(loss) from investments, written
      options and foreign currency ....................       3,905,856        (4,534,091)        5,294,081        (10,265,024)
   Net change in unrealized appreciation/(depreciation)
      from investments, written options and foreign
      currency ........................................      (6,754,676)        2,649,667        (1,468,131)         3,986,476
                                                           ------------       -----------       -----------       ------------
Net increase/(decrease) in net assets resulting from
   operations .........................................      (2,124,157)       (1,073,765)        3,687,277         (6,169,039)
                                                           ------------       -----------       -----------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Institutional Class .............................        (728,026)         (456,682)         (107,006)           (50,712)
      Investor Class ..................................         (63,358)          (17,485)               --                 --
   Net realized capital gains
      Institutional Class .............................              --          (335,000)               --            (38,110)
      Investor Class ..................................              --           (18,253)               --                 --
                                                           ------------       -----------       -----------       ------------
Net decrease in net assets from dividends and
   distributions to shareholders ......................        (791,384)         (827,420)         (107,006)           (88,822)
                                                           ------------       -----------       -----------       ------------
CAPITAL TRANSACTIONS:
   Institutional Class
      Proceeds from shares sold .......................      53,342,730        17,515,574           311,566          3,279,900
      Reinvestment of distributions ...................         617,838           791,556            93,748             83,238
      Shares redeemed .................................      (3,296,424)       (5,127,776)       (6,997,084)        (4,838,738)
      Redemption fees (Note 8) ........................              --                --                61              5,244
   Investor Class
      Proceeds from shares sold .......................      20,987,057         2,710,752                --                 --
      Reinvestment of distributions ...................          61,116            31,921                --                 --
      Shares redeemed .................................     (11,615,247)         (762,358)               --                 --
                                                           ------------       -----------       -----------       ------------
Net increase/(decrease) in net assets from capital
   transactions .......................................      60,097,070        15,159,669        (6,591,709)        (1,470,356)
                                                           ------------       -----------       -----------       ------------
Total increase/(decrease) in net assets ...............      57,181,529        13,258,484        (3,011,438)        (7,728,217)
NET ASSETS
      Beginning of year ...............................      68,271,637        55,013,153        35,404,984         43,133,201
                                                           ------------       -----------       -----------       ------------
      End of year .....................................    $125,453,166       $68,271,637       $32,393,546       $ 35,404,984
                                                           ============       ===========       ===========       ============
      Undistributed net investment income, end of
         year .........................................    $    724,650       $   791,371       $        --       $    107,004
                                                           ============       ===========       ===========       ============
SHARE TRANSACTIONS:
   Institutional Class
      Shares sold .....................................       3,931,770         1,609,618            26,105            366,216
      Shares reinvested ...............................          46,176            78,063             8,453             10,672
      Shares redeemed .................................        (251,720)         (475,846)         (602,576)          (567,013)
                                                           ------------       -----------       -----------       ------------
Net increase/(decrease) ...............................       3,726,226         1,211,835          (568,018)          (190,125)
                                                           ------------       -----------       -----------       ------------
   Investor Class
      Shares sold .....................................       1,472,751           252,948                --                 --
      Shares reinvested ...............................           4,581             3,155                --                 --
      Shares redeemed .................................        (874,208)          (74,947)               --                 --
                                                           ------------       -----------       -----------       ------------
      Net increase ....................................         603,124           181,156                --                 --
                                                           ------------       -----------       -----------       ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            38 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

                                                                      SAM SUSTAINABLE GLOBAL ACTIVE FUND
                                                                     -----------------------------------
                                                                         FOR THE            PERIOD
                                                                        YEAR ENDED     JUNE 18, 2009* TO
                                                                     AUGUST 31, 2010    AUGUST 31, 2009
                                                                     ---------------   -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .........................................     $   241,553        $     5,576
   Net realized gain from investments and foreign currency .......         860,306            640,253
   Net change in unrealized appreciation/(depreciation) from
      investments and foreign currency ...........................        (696,759)           661,470
                                                                       -----------        -----------
Net increase in net assets resulting from operations .............         405,100          1,307,299
                                                                       -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Institutional Class ........................................         (51,677)                --
      Investor Class .............................................             (21)                --
   Net realized capital gains
      Institutional Class ........................................        (936,892)                --
      Investor Class .............................................            (456)                --
                                                                       -----------        -----------
Net decrease in net assets from dividends and distributions
   to shareholders ...............................................        (989,046)                --
                                                                       -----------        -----------
CAPITAL TRANSACTIONS:
   Institutional Class
      Proceeds from shares sold ..................................       6,210,174         10,306,820
      Reinvestment of distributions ..............................         861,288                 --
      Shares redeemed ............................................      (1,345,517)                --
      Redemption fees (Note 8) ...................................             277                 --
   Investor Class
      Proceeds from shares sold ..................................           5,500              3,000
      Reinvestment of distributions ..............................             477                 --
                                                                       -----------        -----------
Net increase in net assets from capital transactions .............       5,732,199         10,309,820
                                                                       -----------        -----------
Total increase in net assets .....................................       5,148,253         11,617,119
NET ASSETS
      Beginning of period ........................................      11,617,119                 --
                                                                       -----------        -----------
      End of period ..............................................     $16,765,372        $11,617,119
                                                                       ===========        ===========
      Undistributed net investment income/(loss), end of period ..     $   206,426        $    10,150
                                                                       ===========        ===========
SHARE TRANSACTIONS:
   Institutional Class
      Shares sold ................................................         536,115          1,027,702
      Shares reinvested ..........................................          75,551                 --
      Shares redeemed ............................................        (115,503)                --
                                                                       -----------        -----------
Net increase .....................................................         496,163          1,027,702
                                                                       -----------        -----------
   Investor Class
      Shares sold ................................................             472                310
      Shares reinvested ..........................................              42                 --
                                                                       -----------        -----------
Net increase .....................................................             514                310
                                                                       -----------        -----------

*    Commencement of operations.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2010 | 39

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2010

STATEMENT OF CASH FLOWS

                                                                          ROBECO BOSTON
                                                                             PARTNERS
                                                                            LONG/SHORT
                                                                           EQUITY FUND
                                                                          -------------
CASH FLOWS PROVIDED FROM (USED IN) OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations ...............   $   7,384,907
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating
      activities:
   Purchases of long-term portfolio investments .......................    (312,166,560)
   Proceeds from disposition of long-term portfolio investments .......     155,893,285
   Purchases to cover short sales .....................................      97,219,579
   Proceeds from short sales ..........................................     (50,379,212)
   Net realized gain on investments and investments sold short ........     (31,081,082)
   Net change in unrealized depreciation on investments and investments
      sold short ......................................................      19,466,226
   Increase in securities lending collateral ..........................     (16,667,599)
   Increase in deposits with brokers for securities sold short ........     (42,623,444)
   Increase in receivable for securities sold .........................        (937,592)
   Increase in dividend and interest receivable .......................        (153,463)
   Increase in prepaid expenses and other assets ......................         (24,874)
   Decrease in payable for investments purchased ......................      (1,466,768)
   Increase in payable for securities lending collateral ..............      16,667,599
   Increase in dividend payable for short sales .......................           8,120
   Decrease in interest payable .......................................          (5,085)
   Increase in payable to adviser .....................................         310,595
   Increase in accrued expenses .......................................          12,980
                                                                          -------------
   Net cash used in operating activities ..............................    (158,542,388)
                                                                          -------------
   CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in payable to Prime Broker ................................      10,531,276
   Net payment for fund share activity ................................     155,489,191
                                                                          -------------
   Net cash provided by financing activities ..........................     166,020,467
                                                                          -------------
   NET INCREASE IN CASH ...............................................       7,478,079
   CASH AT BEGINNING OF YEAR ..........................................      13,437,489
                                                                          -------------
   CASH AT END OF YEAR ................................................   $  20,915,568
                                                                          =============
   SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Cash paid during the period for interest expense ...................   $   1,305,888
                                                                          =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            40 | ANNUAL REPORT 2010

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS                             PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                                                         DISTRIBUTIONS
                           NET                                             DIVIDENDS TO        TO
                          ASSET        NET      NET REALIZED      TOTAL    SHAREHOLDERS   SHAREHOLDERS
                          VALUE,   INVESTMENT  AND UNREALIZED     FROM       FROM NET       FROM NET
                        BEGINNING    INCOME/   GAIN/(LOSS) ON  INVESTMENT   INVESTMENT      REALIZED      RETURN       TOTAL
                        OF PERIOD    (LOSS)      INVESTMENTS   OPERATIONS     INCOME         GAINS      OF CAPITAL  DISTRIBUTIONS
                        ---------  ----------  --------------  ----------  ------------  -------------  ----------  -------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
   INSTITUTIONAL CLASS
   8/31/10                $10.49    $ 0.06*        $ 0.52        $ 0.58       $(0.05)       $    --       $   --       $(0.05)
   8/31/09                 11.87      0.11*         (1.26)        (1.15)       (0.14)         (0.05)       (0.04)       (0.23)
   8/31/08                 21.47      0.07*         (1.97)        (1.90)          --          (7.70)          --        (7.70)
   8/31/07                 22.82     (0.01)*         2.41          2.40        (0.09)         (3.67)          --        (3.76)
   8/31/06                 24.75     (0.08)*         1.57          1.49           --          (3.42)          --        (3.42)
   INVESTOR CLASS
   8/31/10                $10.11    $ 0.03*        $ 0.50        $ 0.53       $(0.02)       $    --       $   --       $(0.02)
   8/31/09                 11.43      0.07*         (1.20)        (1.13)       (0.11)         (0.05)       (0.03)       (0.19)
   8/31/08                 21.02      0.03*         (1.92)        (1.89)          --          (7.70)          --        (7.70)
   8/31/07                 22.40     (0.07)*         2.37          2.30        (0.02)         (3.67)          --        (3.69)
   8/31/06                 24.35     (0.13)*         1.54          1.41           --          (3.36)          --        (3.36)
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
   INSTITUTIONAL CLASS
   8/31/10                $15.75    $(0.37)*       $ 1.98        $ 1.61       $   --        $    --       $   --      $    --
   8/31/09                 15.47     (0.22)*         2.98          2.76           --          (2.48)          --        (2.48)
   8/31/08                 17.23     (0.36)*         0.50          0.14           --          (1.90)          --        (1.90)
   8/31/07                 18.57     (0.21)*         0.73          0.52           --          (1.86)          --        (1.86)
   8/31/06                 17.89     (0.26)*         2.40          2.14           --          (1.47)          --        (1.47)
   INVESTOR CLASS
   8/31/10                $15.31    $(0.40)*       $ 1.84        $ 1.44       $   --        $    --       $   --      $    --
   8/31/09                 15.17     (0.25)*         2.87          2.62           --          (2.48)          --        (2.48)
   8/31/08                 16.97     (0.39)*         0.49          0.10           --          (1.90)          --        (1.90)
   8/31/07                 18.36     (0.26)*         0.73          0.47           --          (1.86)          --        (1.86)
   8/31/06                 17.74     (0.30)*         2.38          2.08           --          (1.47)          --        (1.47)

----------
*    Calculated based on average shares outstanding for the period.

(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period.

(2)  Redemption fees are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             42 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)                 PER SHARE OPERATING PERFORMANCE

                                                                RATIO OF
                                                              EXPENSES TO                      RATIO OF NET
                                                              AVERAGE NET                       INVESTMENT
                                              RATIO OF        ASSETS WITH        RATIO OF      INCOME/(LOSS)
             NET                    NET      EXPENSES TO      WAIVERS AND       EXPENSES TO     TO AVERAGE
            ASSET                 ASSETS,    AVERAGE NET     REIMBURSEMENTS     AVERAGE NET     NET ASSETS
            VALUE,     TOTAL      END OF     ASSETS WITH      (EXCLUDING      ASSETS WITHOUT   WITH WAIVERS   PORTFOLIO
REDEMPTION  END OF  INVESTMENT    PERIOD     WAIVERS AND      DIVIDEND AND      WAIVERS AND         AND        TURNOVER
   FEES     PERIOD  RETURN(1,2)    (000)   REIMBURSEMENTS  INTEREST EXPENSE)  REIMBURSEMENTS  REIMBURSEMENTS     RATE
----------  ------  -----------  --------  --------------  -----------------  --------------  --------------  ---------


 $  --(3)   $11.02      5.47%    $ 25,736      1.30%               N/A             1.39%           0.51%          43%
    --(3)    10.49     (8.97)      21,466      1.30                N/A             1.74            1.29           66
    --(3)    11.87    (10.15)      56,652      1.39                N/A             1.54            0.47           54
  0.01       21.47     10.53       94,337      1.55                N/A             1.56           (0.09)          46
    --(3)    22.82      6.39      114,153      1.52                N/A             1.53           (0.34)          34

 $  --(3)   $10.62      5.26%     $61,260      1.55%               N/A             1.63%           0.25%          43%
    --(3)    10.11     (9.20)      43,408      1.55                N/A             2.00            0.90           66
    --(3)    11.43    (10.40)      65,370      1.64                N/A             1.79            0.19           54
  0.01       21.02     10.26      154,546      1.80                N/A             1.81           (0.32)          46
    --(3)    22.40      6.12      230,362      1.77                N/A             1.78           (0.58)          34


 $0.05      $17.41     10.54%    $164,438      3.40%              2.50%            3.46%          (2.10)%         81%
    --(3)    15.75     30.02       54,703      3.35               2.50             4.04           (1.85)         172
    --(3)    15.47      1.12       36,423      3.98               2.50             4.36           (2.27)         124
    --(3)    17.23      2.61       73,770      3.44               2.50             3.60           (1.17)          93
  0.01       18.57     12.93       90,313      3.24               2.50             3.40           (1.51)         109

 $0.05      $16.80      9.73%    $ 82,088      3.65%              2.75%            3.70%          (2.35)%         81%
    --(3)    15.31     29.63       30,980      3.55               2.75             4.19           (2.09)         172
    --(3)    15.17      0.88        7,728      4.23               2.75             4.61           (2.51)         124
    --(3)    16.97      2.35       14,664      3.69               2.75             3.85           (1.42)          93
  0.01       18.36     12.69       20,706      3.48               2.75             3.65           (1.77)         109

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2010 | 43

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)                 PER SHARE OPERATING PERFORMANCE



Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.





                          NET                                            DIVIDENDS TO DISTRIBUTIONS TO
                         ASSET                  NET REALIZED     TOTAL   SHAREHOLDERS   SHAREHOLDERS
                         VALUE,       NET      AND UNREALIZED    FROM      FROM NET       FROM NET
                       BEGINNING   INVESTMENT  GAIN/(LOSS) ON INVESTMENT  INVESTMENT      REALIZED         TOTAL     REDEMPTION
                       OF PERIOD INCOME/(LOSS)   INVESTMENTS  OPERATIONS    INCOME          GAINS      DISTRIBUTIONS    FEES
                       --------- ------------- -------------- ---------- ------------ ---------------- ------------- ----------
ROBECO BOSTON PARTNERS
   ALL-CAP VALUE FUND
   INSTITUTIONAL CLASS
   8/31/10               $12.56    $ 0.10*         $ 0.32       $ 0.42      $(0.13)       $    --         $(0.13)      $--
   8/31/09                13.61      0.19*          (1.03)       (0.84)      (0.12)         (0.09)         (0.21)       --
   8/31/08                16.47      0.23*          (1.54)       (1.31)      (0.16)         (1.39)         (1.55)       --
   8/31/07                15.69      0.16*           2.05         2.21       (0.13)         (1.30)         (1.43)       --
   8/31/06                15.54      0.15*           1.03         1.18       (0.08)         (0.95)         (1.03)       --
   INVESTOR CLASS
   8/31/10               $12.52    $ 0.07*         $ 0.31       $ 0.38      $(0.11)       $    --         $(0.11)      $--
   8/31/09                13.56      0.16*          (1.03)       (0.87)      (0.08)         (0.09)         (0.17)       --
   8/31/08                16.41      0.16*          (1.51)       (1.35)      (0.11)         (1.39)         (1.50)       --
   8/31/07                15.63      0.11*           2.06         2.17       (0.09)         (1.30)         (1.39)       --
   8/31/06                15.49      0.11*           1.03         1.14       (0.05)         (0.95)         (1.00)       --
ROBECO WPG SMALL CAP
   VALUE FUND
   INSTITUTIONAL CLASS
   8/31/10               $10.57    $(0.05)*        $ 1.16       $ 1.11      $(0.03)       $    --         $(0.03)      $--(3)
   8/31/09                12.18      0.03*          (1.62)       (1.59)      (0.01)         (0.01)         (0.02)       --
   8/31/08                17.05      0.05           (2.46)       (2.41)      (0.01)         (2.45)         (2.46)       --
   8/31/07                16.54      0.01            2.31         2.32          --          (1.81)         (1.81)       --
   8/31/06                17.42        --(3)         1.10         1.10          --          (1.98)         (1.98)       --
SAM SUSTAINABLE GLOBAL
   ACTIVE FUND
   INSTITUTIONAL CLASS
   8/31/10               $11.30    $ 0.18*         $ 0.47       $ 0.65      $(0.05)        $(0.90)        $(0.95)      $--(3)
   6/18/09** through
      8/31/09             10.00      0.01*           1.29         1.30          --              --            --        --
   INVESTOR CLASS
   8/31/10               $11.30    $ 0.16*         $ 0.46       $ 0.62      $(0.04)        $(0.90)        $(0.94)      $--(3)
   7/15/09** through
      8/31/09             10.13        --*(4)        1.17         1.17          --              --            --        --

*    Calculated based on average shares outstanding.

(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees are reflected in total return calculations.

(3)  Amount is less than $0.01.

(4)  Annualized.

(5)  Not Annualized.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            44 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

                                                 PER SHARE OPERATING PERFORMANCE

                                                                RATIO OF NET
                                                                 INVESTMENT
                                  RATIO OF        RATIO OF      INCOME/(LOSS)
  NET                   NET      EXPENSES TO    EXPENSES TO      TO AVERAGE
ASSET                 ASSETS,    AVERAGE NET    AVERAGE NET      NET ASSETS
VALUE,     TOTAL      END OF     ASSETS WITH   ASSETS WITHOUT   WITH WAIVERS   PORTFOLIO
END OF   INVESTMENT   PERIOD     WAIVERS AND    WAIVERS AND          AND       TURNOVER
PERIOD  RETURN(1,2)    (000)   REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS    RATE
------  -----------  --------  --------------  --------------  --------------  ---------



$12.85      3.31%    $112,437      0.80%           1.15%           0.75%          48%
 12.56     (5.88)      63,085      0.95            1.50            1.79           55
 13.61     (8.55)      51,850      0.95            1.70            1.59           44
 16.47     14.38       13,720      0.95            2.24            0.92           45
 15.69      7.95        9,374      1.09            2.93            0.94           51

$12.79      3.01%    $ 13,016      1.03%           1.39%           0.55%          48%
 12.52     (6.15)       5,187      1.20            1.75            1.51           55
 13.56     (8.82)       3,164      1.20            1.95            1.10           44
 16.41     14.16        4,021      1.20            2.49            0.67           45
 15.63      7.72        3,739      1.34            3.19            0.69           51



$11.65     10.54%    $ 32,394      1.69%           1.77%          (0.39)%         94%
 10.57    (12.93)      35,405      1.61            1.95            0.37          137
 12.18    (15.12)      43,133      1.61            1.65            0.11          131
 17.05     14.28       53,962      1.47            1.47            0.09          138
 16.54      7.16       48,607      1.43            1.43            0.02          139




$11.00      5.42%    $ 16,756      1.20%           2.81%           1.58%          88%

 11.30     13.00       11,614      1.20(4)         4.06(4)         0.27(4)        72(5)

$10.98      5.14%    $      9      1.45%           3.06%           1.38%          88%

 11.30     11.55            4      1.45(4)         4.20(4)         0.13(4)        72(5)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2010 | 45

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series trust," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has eighteen active investment portfolios, including Robeco Boston Partners Small Cap Value Fund II ("BP Small Cap Value Fund II"), Robeco Boston Partners Long/Short Equity Fund ("BP Long/Short Equity Fund"), Robeco Boston Partners All-CapValue Fund ("BP All-CapValue Fund") (collectively "BP Funds"), Robeco WPG Small Cap Value Fund ("WPG Small Cap Value Fund"), and SAM Sustainable Global Active Fund (each a "Fund," collectively the "Funds"). As of August 31, 2010, the BP Funds and SAM Sustainable Global Active Fund each offer two classes of shares, Institutional Class and Investor Class. The WPG Small Cap Value Fund is a single class fund, offering only the Institutional Class of shares.

     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

     PORTFOLIO VALUATION -- Each Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

     The inputs and valuation techniques used to measure fair value of the Funds' investments are summarized into three levels as described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of August 31, 2010 is included in each Fund's Portfolio of Investments.

     As of August 31, 2010, management has evaluated the activity in Levels 1 and 2 and has concluded that there were no significant changes to report.


                             46 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Funds record security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received from Real Estate Investment Trusts that may be considered return of capital distributions or capital gain distributions. The Funds' investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company's Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles.

     U.S.TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     CASH AND CASH EQUIVALENTS -- The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

     FOREIGN SECURITIES -- There are certain risks resulting from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include political, economic and currency exchange developments, including investment restrictions and changes in foreign laws.

     OPTIONS WRITTEN -- The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The BP All-Cap Value Fund, the WPG Small Cap Value Fund and the SAM Sustainable Global Active Fund write covered call and secured put options. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A Fund also


                            ANNUAL REPORT 2010 | 47

ROBECO INVESTMENT FUNDS
may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

     Written options are recorded as liabilities to the extent of premiums received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid.

     The BP All-Cap Value Fund had transactions in options written during the year ended August 31, 2010 as follows:

                                            NUMBER OF    PREMIUMS
                                            CONTRACTS    RECEIVED
                                            ---------   ----------
Options outstanding at August 31, 2009...     1,704     $  900,977
Options written..........................     6,711      1,183,507
Options closed...........................    (1,304)     (670,702)
Options expired..........................      (584)      (91,379)
Options exercised........................      (525)     (321,793)
                                             ------     ----------
Options outstanding at August 31, 2010...     6,002     $1,000,610
                                             ======     ==========


     SHORT SALES -- When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund and the BP All-Cap Value Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

     In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. For the year ended August 31, 2010, the BP Long/Short Equity Fund had net charges of $1,224,525 on borrowed securities. Such amounts are included in prime broker interest expense on the statement of operations.

     As of August 31, 2010, the BP Long/Short Equity Fund had securities sold short valued at $56,167,231 for which securities of $56,201,727 and cash deposits of $39,677,881 were pledged as collateral. In accordance with the Special Custody and Pledge Agreement with Goldman Sachs (the Fund's prime broker), the BP Long/Short Equity Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

     The BP Long/Short Equity Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the year ended August 31, 2010:

                AVERAGE DAILY   WEIGHTED AVERAGE
DAYS UTILIZED     BORROWINGS      INTEREST RATE
-------------   -------------   ----------------
     365         $7,070,391           1.06%

     As of August 31, 2010, the Fund had borrowings of $18,197,348. Interest expense for the year ended August 31, 2010 totaled $76,278.

2. TRANSACTIONS WITH INVESTMENT ADVISERS AND OTHER SERVICES

     Robeco Investment Management, Inc. ("Robeco") provides investment advisory services to the BP Funds and the WPG Small Cap Value Fund. For its advisory services with respect to the BP Funds, Robeco is entitled to receive 1.00% of the BP Small Cap Value Fund II's average daily net assets, 2.25% of the BP Long/Short Equity Fund's average daily net assets and 0.80% of the BP All-Cap Value Fund's average daily net assets, each accrued daily and payable monthly.


                             48 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

     Until December 31, 2011, Robeco has contractually agreed to limit the BP Funds' total operating expenses (other than brokerage commissions, extraordinary items, interest, dividends on short sales, or taxes) to the extent that such expenses exceed the ratios in the table below. This limit is calculated daily based on each Fund's average daily net assets. This limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. Robeco may not recoup any of its waived investment advisory fees.

                             INSTITUTIONAL   INVESTOR
                             -------------   --------
BP Small Cap Value Fund II      1.30%          1.55%
BP Long/Short Equity Fund       2.50%          2.75%
BP All-Cap Value Fund           0.95%          1.20%

     Effective March 1, 2010, Robeco has contractually agreed to waive additional fees for the BP All-Cap Value Fund through December 31, 2011. Robeco has agreed to limit total operating expenses (other than brokerage commissions, extraordinary items, interest, dividends on short sales or taxes) to the extent that such expenses exceed the following ratios:

                        INSTITUTIONAL      INVESTOR
                        -------------   --------------
BP All-Cap Value Fund      0.70%            0.95%

     For its advisory services with respect to the WPG Small Cap Value Fund, Robeco is entitled to receive advisory fees, accrued daily and paid monthly, as follows:

WPG Small Cap Value Fund   0.90% of net assets up to $300 million
                           0.80% of net assets $300 million to $500 million
                           0.75% of net assets in excess of $500 million

     Until December 31, 2011, Robeco has contractually agreed to limit the WPG Small Cap Value Fund's operating expenses to 1.70% as a percentage of each Fund's average daily net assets. Robeco may not recoup any of its waived investment advisory fees.

     For the year ended August 31, 2010, Robeco has waived fees as follows:

                                   INVESTMENT ADVISER
FUNDS                                EXPENSE WAIVED
-----                              ------------------
Robeco Small Cap Value Fund II          $ 68,849
Robeco Long/Short Equity Fund            106,526
Robeco All-Cap Value Fund                344,480
Robeco WPG Small Cap Value Fund           28,448

     Sustainable Asset Management USA, Inc. ("SAM") provides investment advisory services to the SAM Sustainable Global Active Fund. SAM is an affiliate of Robeco Investment Management, Inc., and a subsidiary of Robeco Groep. SAM is entitled to an advisory fee at the annual rate of 0.80% of SAM Sustainable Global Active Fund's average daily net assets, computed daily and payable monthly.

     Until December 31, 2011, SAM has contractually agreed to limit the SAM Sustainable Global Active Fund total operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) to the extent that such expenses exceed certain ratios. For the Institutional Class, SAM has agreed to waive fees and reimburse expenses to the extent that the total operating expenses of the Fund exceed 1.20% of the first $50 million of the Fund's average daily net assets, 1.10% of the Fund's average daily net assets between $50 million and $100 million and 1.00% of the Fund's average daily net assets in excess of $100 million. For the Investor Class, SAM has agreed to waive fees and reimburse expenses to the extent that the total operating expenses of the Fund exceed 1.45% of the first $50 million of the Fund's average daily net assets, 1.35% of the Fund's average daily net assets between $50 million and $100 million and 1.25% of the Fund's average daily net assets in excess of $100 million. SAM may not recoup any of its waived investment advisory fees. For the year ended August 31, 2010, SAM waived fees of and reimbursed expense of $122,289 and 124,500, respectively.

     BNY Mellon Investment Servicing (US) Inc. ("BNY"), a member of The Bank of New York Mellon Corporation, serves as administrator for the Funds. For providing administration and accounting services, BNY is entitled to receive a monthly fee equal to an annual percentage rate of each Fund's average daily net assets, subject to certain minimum monthly fees.

     Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administrative services to RBB. For providing these services, BNY is entitled to receive compensation as agreed to by the Company and BNY. This fee is allocated to each Fund in proportion to its net assets of the Company.


                            ANNUAL REPORT 2010 | 49

ROBECO INVESTMENT FUNDS

     In addition, BNY serves as the Funds' transfer and dividend disbursing agent. For providing transfer agency services, BNY is entitled to receive a monthly fee, subject to certain minimum.

     PFPC Trust Company ("PFPC Trust") is a member of The Bank of New York Mellon Corporation and provides certain custodial services to the Funds. PFPC Trust is entitled to receive a monthly fee equal to an annual percentage rate of the Funds' average daily net assets, subject to certain minimum monthly fees.

     The Board of Directors of the Company has approved a Distribution Agreement for the Funds and adopted a separate Plan of Distribution for the Investor Class (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, BNY Distributors Inc. (the "Distributor") is entitled to receive from the Funds a distribution fee with respect to the Investor Class, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of share-holders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class, all as set forth in the Funds' 12b-1 Plan.

3. DIRECTORS/COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the fiscal year ended August 31, 2010 was $55,193. Certain employees of BNY are Officers of the Company. They are not compensated by the Funds or the Company.

4. INVESTMENT IN SECURITIES

     For the year ended August 31, 2010, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

                                       PURCHASES         SALES
                                     -------------   ------------
BP Small Cap Value Fund II           $ 51,879,029    $ 32,376,434
BP Long/Short Equity Fund             308,490,346     147,274,558
BP All-Cap Value Fund                 105,521,608      46,073,655
WPG Small Cap Value Fund               32,359,755      36,905,678
SAM Sustainable Global Active Fund     17,844,788      12,935,006

5. CAPITAL SHARE TRANSACTIONS

     As of August 31, 2010, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class of the WPG Small Cap Value Fund, which has 50,000,000 shares of $0.001 par value common stock authorized.

     As of August 31, 2010, the following Funds had shareholders that held 10% or more of the outstanding shares of the Funds. These shareholders may be omnibus accounts which are comprised of many underlying shareholders.

BP Small Cap Value Fund II (2 shareholders)           61%
BP Long/Short Equity Fund (4 shareholders)            82%
BP All-Cap Value Fund (2 shareholder)                 50%
SAM Sustainable Global Active Fund (2 shareholders)   97%

6. SECURITIES LENDING

     Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guide-lines established by the Fund and approved by the Board of Directors, is invested in the Institutional Money Market Trust. All such investments are made at the risk of the Fund and, as such, the Fund is liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any


                             50 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS
loans of a Fund's securities will be fully collateralized and marked to market daily. During the year ended August 31, 2010, the Funds participated in securities lending. The market value of securities on loan and collateral as of August 31, 2010 and the income generated from the program during the year ended August 31, 2010 with respect to such loans are as follows:

                                     MARKET VALUE                    INCOME RECEIVED
                                     OF SECURITIES   MARKET VALUE    FROM SECURITIES
FUND                                     LOANED      OF COLLATERAL      LENDING
------                               -------------   -------------   ----------------
BP Small Cap Value Fund II           $20,765,330      $22,097,610         $33,912
BP Long/Short Equity Fund             15,633,569       16,667,599          60,793
BP All-Cap Value Fund                 18,262,988       19,033,543           8,928
WPG Small Cap Value Fund               9,167,909        9,762,890          16,403
SAM Sustainable Global Active Fund       824,259          846,682             545

7. RESTRICTED SECURITIES

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser based on procedures established by the Board of Directors. Therefore, not all restricted securities are considered illiquid.

     At August 31, 2010, the following Funds held restricted securities that were illiquid:

                                                           ACQUISITION                           % OF
BP ALL-CAP VALUE FUND                  ACQUISITION DATE       COST       SHARES/PAR   VALUE   NET ASSETS
---------------------                  -----------------   -----------   ----------   -----   -----------
COMMON STOCKS:
J.G.Wentworth, Inc. 144A               08/02/07-03/26/08   $181,980              --     --        0.0
Peoples Choice Financial Corp., 144A   12/21/04-01/23/06     14,293           1,465     --        0.0
CORPORATE BOND:
Thornburg Mortgage, Inc., 144A         10/01/08             758,149         824,000     --        0.0
                                                           --------         -------    ---        ---
                                                           $954,422         825,465    $--        0.0%
                                                           ========         =======    ===        ===

8. REDEMPTION FEES

     There is a 1.00% redemption fee on shares redeemed which have been held 60 days or less on the BP Small Cap Value Fund II and the SAM Sustainable Global Active Fund. There is a 2.00% redemption fee on shares redeemed which have been held 365 days or less on the BP Long/Short Equity Fund. The WPG Small Cap Value Fund has a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

9. FEDERAL INCOME TAX INFORMATION

     Management has analyzed each Fund's tax positions taken on federal income tax returns for all open tax years (August 31, 2007 - 2010) and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

                            ANNUAL REPORT 2010 | 51

ROBECO INVESTMENT FUNDS

     As of August 31, 2010, federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

                                                                                     NET UNREALIZED
                                      FEDERAL TAX    UNREALIZED      UNREALIZED      APPRECIATION
FUND                                     COST       APPRECIATION   (DEPRECIATION)   /(DEPRECIATION)
----                                 ------------   ------------   --------------   ---------------
BP Small Cap Value Fund II           $109,047,142    $ 8,897,151    $(11,816,800)    $ (2,919,649)
BP Long/Short Equity Fund             270,460,360     13,022,524     (24,144,258)     (11,121,734)
BP All-Cap Value Fund                 150,169,648      4,170,720     (10,957,481)      (6,786,761)
WPG Small Cap Value Fund               41,852,924      4,126,985      (3,901,616)         225,369
SAM Sustainable Global Active Fund     17,416,777        856,082        (959,646)        (103,564)

     Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     The following permanent differences as of August 31, 2010, were reclassified among the following accounts. They are primarily attributable to net investment loss, gains and losses on foreign currency transactions, tax reclassification of distributions received, capitalization of short sale dividends, investments in partnerships and investments in trust preferred securities.

                                                         INCREASE/
                                        INCREASE/       (DECREASE)
                                       (DECREASE)       ACCUMULATED       INCREASE/
                                      UNDISTRIBUTED    NET REALIZED       (DECREASE)
                                     NET INVESTMENT     GAIN/(LOSS)       ADDITIONAL
FUND                                  INCOME/(LOSS)   ON INVESTMENTS   PAID-IN CAPITAL
----                                 --------------   --------------   ---------------
BP Small Cap Value Fund II             $   (6,875)      $     6,875       $      --
BP Long/Short Equity Fund               4,274,269        (4,255,498)        (18,771)
WPG Small Cap Value Fund                  138,675             4,216        (142,891)
SAM Sustainable Global Active Fund          6,421            (6,421)             --

     As of August 31 2010, the components of distributable earnings on a tax basis were as follows:

                                     UNDISTRIBUTED   UNDISTRIBUTED
                                        ORDINARY       LONG-TERM
FUND                                     INCOME          GAINS
----                                 -------------   -------------
BP Small Cap Value Fund II            $    61,717      $     --
BP Long/Short Equity Fund              18,920,984            --
BP All-Cap Value Fund                   1,859,277            --
WPG Small Cap Value Fund                       --            --
SAM Sustainable Global Active Fund        788,803        38,085

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of distributions paid during the fiscal year ended August 31, 2010 and 2009 were as follows:

                                                         2010                                            2009
                                     -------------------------------------------   -----------------------------------------------
                                     ORDINARY   LONG-TERM   RETURN OF               ORDINARY    LONG-TERM   RETURN OF
FUND                                  INCOME      GAINS      CAPITAL      TOTAL      INCOME       GAINS      CAPITAL      TOTAL
----                                 --------   ---------   ---------   --------   ----------   ---------   ---------   ----------
BP Small Cap Value Fund II           $190,014       --          --      $190,014   $1,343,179    $     --    $269,326   $1,612,505
BP Long/Short Equity Fund                  --       --          --            --    4,901,142          --          --    4,901,142
BP All-Cap Value Fund                 791,384       --          --       791,384      474,174     353,246          --      827,420
WPG Small Cap Value Fund              107,006       --          --       107,006       88,822          --          --       88,822
SAM Sustainable Global Active Fund    989,046       --          --       989,046           --          --          --           --

     Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.


                             52 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (concluded)

     For Federal income tax purposes, capital loss carryforwards represent net realized capital losses of a Fund that may be carried forward for a maximum of eight years and applied against future net capital gains. As of August 31, 2010, the following Funds had capital loss carryforwards available to offset future realized capital gains through the expiration dates indicated below:

FUND                            2016          2017          2018         TOTAL
----                         ----------   -----------   -----------   -----------
BP Small Cap Value Fund II   $       --   $15,908,734   $12,850,401   $28,759,135
BP Long/Short Equity Fund     2,529,702            --            --     2,529,702
WPG Small Cap Value Fund             --     7,340,717     3,418,543    10,759,260

     During the year ended August 31, 2010, the following funds utilized capital loss carry forwards to offset capital gain:

BP Long/Short Equity Fund   $2,527,202
BP All-Cap Value Fund        1,022,337

     Due to limitations imposed by the Internal Revenue Code and the regulations thereunder, the capital losses from the BP Long/Short Equity Fund that were acquired in its reorganization with WPG 130/30 Large Cap Core Fund could not be fully used against its current year capital gains. The remaining loss of $2,529,702 is carried forward and $421,617 can be utilized annually against the Fund's realized capital gains through August 31, 2016.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended August 31, 2010, the following Fund will defer post-October capital and foreign currency losses to the fiscal year ending August 31, 2011.

FUND                         CAPITAL   FOREIGN CURRENCY
----                         -------   ----------------
BP Long/Short Equity Fund      $--          $1,268

10. FUND REORGANIZATION

     The Board of Directors of the Company and the stockholders of the WPG 130/30 Large Cap Core Fund approved a plan of reorganization pursuant to which the assets and identified liabilities of the WPG 130/30 Large Cap Core Fund were transferred into the BP Long/Short Equity Fund in exchange for 746,155 Institutional Class shares of the BP Long/Short Equity Fund with a Net Asset Value of $10.72. The reorganization was a tax-free event and took place on April 20, 2009.

     The following information relates to the Funds immediately prior and immediately after the consummation of the reorganization:

                                                            SHARES                    UNREALIZED    CAPITAL LOSS
FUND                                                     OUTSTANDING    NET ASSETS   DEPRECIATION   CARRYFORWARD
----                                                     -----------   -----------   ------------   ------------
WPG 130/30 Large Cap Core Fund (before reorganization)       834,162   $ 8,000,331   $(1,467,735)   $(5,435,283)
BP Long/Short Equity Fund (before reorganization)          1,872,054    25,301,128           N/A            N/A
BP Long/Short Equity Fund (after reorganization)           2,618,209    33,301,459           N/A            N/A

11. NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosure.

12. SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund(s) through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                             ANNUAL REPORT 2010 | 53

ROBECO INVESTMENT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The RBB Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small Cap Value Fund, and SAM Sustainable Global Active Fund (five of the series constituting The RBB Fund, Inc.)(the "Funds") as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods presented in the two-year period then ended, and the financial highlights for each of the years or periods presented in the four-year period then ended. We have also audited the statement of cash flows of the Robeco Boston Partners Long/Short Equity Fund for the year ended August 31, 2010. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2006 were audited by other auditors, whose report dated October 26, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small Cap Value Fund, and SAM Sustainable Global Active Fund of The RBB Fund, Inc. at August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods presented in the two-year period then ended, their financial highlights for each of the years or periods presented in the four-year period then ended, and the statement of cash flows of the Robeco Boston Partners Long/Short Equity Fund for the year then ended, in conformity with U.S. generally accepted accounting principles.


                                        ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 27, 2010


                             54 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

SHAREHOLDER TAX INFORMATION (unaudited)

Each Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2010) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2010, the following dividends and distributions were paid by each of the Funds:

                                               ORDINARY     LONG-TERM     RETURN OF
                                                INCOME    CAPITAL GAINS    CAPITAL
                                               --------   -------------   ---------
BP Small Cap Value Fund II .................   $190,014        $--           $--
BP All-Cap Value Fund ......................    791,384         --            --
WPG Small Cap Value Fund ...................    107,006         --            --
SAM Sustainable Global Active Fund .........    989,046         --            --

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The percentage of total ordinary income dividends paid qualifying for the 15% dividend income tax rate for each Fund is as follows:

BP Small Cap Value Fund II .................   100.00%
BP All-Cap Value Fund ......................   100.00%
WPG Small Cap Value Fund ...................   100.00%
SAM Sustainable Global Active Fund .........    13.48%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II .................   100.00%
BP All-Cap Value Fund ......................    90.70%
WPG Small Cap Value Fund ...................   100.00%
SAM Sustainable Global Active Fund .........     5.40%

The SAM Sustainable Global Active Fund paid foreign taxes and recognized foreign source income as follows:

  FOREIGN       FOREIGN
TAXES PAID   SOURCE INCOME
----------   -------------
  $28,437       $276,884

These amounts were reported to shareholders as income in 2009. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010.The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2011.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by each Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.


                             ANNUAL REPORT 2010 | 55

ROBECO INVESTMENT FUNDS

OTHER INFORMATION (unaudited)

PROXY VOTING

     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 261-4073 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

     The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

ROBECO INVESTMENT MANAGEMENT, INC.

     As required by the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreements between Robeco and the Company on behalf of the Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, and Robeco WPG Small Cap Value Fund (each a "Fund" and together, the "Funds") (the "Advisory Agreements") at a meeting of the Board held on May 6, 2010. At the meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term. The Board's decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Advisory Agreements, the Board considered information provided by Robeco with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreements, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Robeco's services provided to the Funds; (ii) descriptions of the experience and qualifications of Robeco's personnel providing those services; (iii) Robeco's investment philosophies and processes; (iv) Robeco's assets under management and client descriptions; (v) Robeco's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Robeco's current advisory fee arrangements with the Company and other similarly managed clients;
(vii) Robeco's compliance procedures; (viii) Robeco's financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper, Inc. ("Lipper") comparing each Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

     As part of their review, the Directors considered the nature, extent and quality of the services provided by Robeco. The Directors concluded that Robeco had substantial resources to provide services to the Funds and that Robeco's services had been acceptable.

     The Directors also considered the investment performance of the Funds and Robeco. Information on the Funds' investment performance was provided for one, two, three, four and five year periods, as applicable. The Directors considered the Funds' investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable.


                             56 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

OTHER INFORMATION (unaudited) (concluded)

     The Board of Directors also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds' total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees, after fee waivers, of the Funds, with the exception of the Boston Partners Long/Short Equity Fund and WPG Small Cap Value Fund, were lower than median fees of each Fund's respective peer group. It was noted that the expense structure for the Boston Partners Long/Short Equity Fund is higher due to the operation of two separate investment portfolios and the cost of short sales. It was also noted that the contractual advisory fees for the WPG Small Cap Value Fund approximated the median contractual advisory fees for its respective peer group. In addition, the Directors noted that Robeco had contractually agreed to waive management fees and reimburse expenses through December 31, 2011 to limit total annual operating expenses to agreed upon levels for each Fund.

     After reviewing the information regarding Robeco's costs, profitability and economies of scale, and after considering Robeco's services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2011.

SUSTAINABLE ASSET MANAGEMENT, USA

     As required by the 1940 Act, the Board of the Company including all of the Independent Directors, considered the renewal of the investment advisory agreement between SAM and the Company (the "Advisory Agreement") on behalf of the SAM Sustainable Global Active Fund (the "Fund") at a meeting of the Board held on May 6, 2010 for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of SAM's services provided to the Fund; (ii) the experience and qualifications of SAM's personnel providing those services; (iii) SAM's investment philosophies and processes;
(iv) SAM's assets under management and client descriptions; (v) SAM's trade allocation policies; (vi) SAM's current advisory fee arrangements with the Company and other similarly managed clients; (vii) SAM's compliance procedures;
(viii) SAM's financial information; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report comparing the performance of the Fund to the performance of its benchmark; and (xi) the fact that the Fund was expected to liquidate in the near future.

     After reviewing the information, and noting that SAM had contractually agreed to waive management fees and reimburse expenses through December 31, 2011 to limit total annual operating expenses to agreed upon levels for the Fund, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2011.


                             ANNUAL REPORT 2010 | 57

ROBECO INVESTMENT FUNDS

FUND MANAGEMENT (unaudited)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The Statement of Additional Information ("SAI") includes additional information about the Directors and is available without charge by calling (888) 261-4073.

                                                                                                NUMBER OF
                                     TERM OF                                                  PORTFOLIOS IN       OTHER
                     POSITION(S)   OFFICE AND                                                  FUND COMPLEX   DIRECTORSHIPS
NAME, ADDRESS,          HELD       LENGTH OF                 PRINCIPAL OCCUPATION(S)          OVERSEEN BY       HELD BY
AND DATE OF BIRTH     WITH FUND  TIME SERVED (1)                DURING PAST 5 YEARS             DIRECTOR*        DIRECTOR
-----------------    ----------- --------------- -------------------------------------------- ------------- -----------------------

                                                       DISINTERESTED DIRECTORS

Nicholas A. Giordano Director    2006 to present Consultant, financial services organizations       18      Kalmar Pooled
103 Bellevue Parkway                             from 1997 to present.                                      Investment Trust;
Wilmington, DE 19809                                                                                        (registered
DOB: 3/43                                                                                                   investment company)
                                                                                                            WT Mutual Fund;
                                                                                                            (registered investment
                                                                                                            company) Independence
                                                                                                            Blue Cross; IntriCon
                                                                                                            Corporation (body
                                                                                                            worn device company)

Francis J. McKay      Director   1988 to present Retired; Executive Vice President and Chief        18      None
103 Bellevue Parkway                             Operating Officer, Fox Chase Cancer
Wilmington, DE 19809                             Center (biomedical research and medical
DOB: 12/35                                       care) (1981-2004).

Arnold M. Reichman   Chairman    2005 to present Director, Gabelli Group Capital Partners,          18      None
103 Bellevue Parkway                             L.P. (an investment partnership) from 2000
Wilmington, DE 19809 Director    1991 to present to 2006.
DOB: 5/48

Marvin E. Sternberg  Director    1991 to present Since 1974, Chairman, Director and                 18      MTI Holding
103 Bellevue Parkway                             President, MTI Holding Group, Inc. (formerly               Group Inc. (formerly
Wilmington, DE 19809                             known as Moyco Technologies, Inc.) (manu-                  known as Moyco
DOB: 3/34                                        facturer of dental products and precision                  Technologies, Inc.)
                                                 coated and industrial abrasives).


Robert A. Straniere  Director    2006 to present Since 2009,Administrative Law Judge, New           18      Reich and Tang Group
103 Bellevue Parkway                             York City; Founding Partner, Straniere Law                 (asset management);
Wilmington, DE 19809                             Firm (1980 to present); Partner, Gotham                    The SPARX Asia
DOB: 3/41                                        Strategies (consulting firm) (2005 to 2008);               Funds Group (registered
                                                 Partner,The Gotham Global Group (con-                      investment company)
                                                 sulting firm) (2005 to 2008); President,The                (until 2009)
                                                 New York City Hot Dog Company (2005 to
                                                 present); Partner, Kanter-Davidoff (law
                                                 firm) (2006 to 2007).


                             58 | ANNUAL REPORT 2010

ROBECO INVESTMENT FUNDS

                                                                                                NUMBER OF
                                     TERM OF                                                  PORTFOLIOS IN          OTHER
                     POSITION(S)   OFFICE AND                                                  FUND COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS,        HELD        LENGTH OF                PRINCIPAL OCCUPATION(S)           OVERSEEN BY          HELD BY
AND DATE OF BIRTH     WITH FUND  TIME SERVED (1)               DURING PAST 5 YEARS              DIRECTOR*           DIRECTOR
-----------------    ----------- --------------- -------------------------------------------- ------------- -----------------------

                                                        INTERESTED DIRECTORS(2)

Julian A. Brodsky    Director    1988 to present Since 1969, Director and Vice Chairman,            18      Comcast Corporation;
103 Bellevue Parkway                             Comcast Corporation (cable television and                  AMDOCS Limited (service
Wilmington, DE 19809                             communications).                                           provider to
DOB: 7/33                                                                                                   telecommunications
                                                                                                            companies)

Robert Sablowsky     Director    1991 to present Since July 2002, Senior Director and prior         18      Kensington Funds
103 Bellevue Parkway                             thereto, Executive Vice President, of                      (registered investment
Wilmington, DE 19809                             Oppenheimer & Co., Inc., formerly                          company) (until
DOB: 4/38                                        Fahnestock & Co., Inc. (a registered                       2009)
                                                 broker-dealer).

J. Richard Carnall   Director    2002 to present Director of Haydon Bolts, Inc. (bolt manu-         18      Cornerstone Bank
103 Bellevue Parkway                             facturer) and Parkway Real Estate Company
Wilmington, DE 19809                             (subsidiary of Haydon Bolts, Inc.) since
DOB: 9/38                                        1984; and Director of Cornerstone Bank
                                                 since March 2004.


                            ANNUAL REPORT 2010 | 59

ROBECO INVESTMENT FUNDS

FUND MANAGEMENT (unaudited) (concluded)

                                                                                                NUMBER OF
                                     TERM OF                                                  PORTFOLIOS IN          OTHER
                     POSITION(S)   OFFICE AND                                                  FUND COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS,        HELD        LENGTH OF                PRINCIPAL OCCUPATION(S)           OVERSEEN BY          HELD BY
AND DATE OF BIRTH     WITH FUND    TIME SERVED                 DURING PAST 5 YEARS              DIRECTOR            DIRECTOR
-----------------    ----------- --------------- -------------------------------------------- ------------- -----------------------

                                                              OFFICERS

Salvatore Faia,      President   President June  President,Vigilant Compliance Services since      N/A                N/A
Esquire, CPA         and Chief   2009 to present 2004; Senior Legal Counsel, PNC Global
Vigilant Compliance  Compliance  and Chief       Investment Servicing (U.S.), Inc. from 2002
Services             Officer     Compliance      to 2004; and Director of Energy Income
Brandywine Two                   Officer 2004 to Partnership since 2005.
5 Christy Drive,                 present
Suite 209
Chadds Ford, PA 19317
DOB: 12/62

Joel Weiss           Treasurer   June 2009 to    Since 1993 Vice President and Managing            N/A                N/A
103 Bellevue Parkway             present         Director, BNY Mellon Investment Servicing
Wilmington, DE 19809                             (US) Inc. (formerly PNC Global Investment
DOB: 1/63                                        Servicing (U.S.) Inc.) (financial services
                                                 company)

Jennifer Rogers      Secretary   2007 to present Since 2005,Vice President and Counsel,            N/A                N/A
301 Bellevue Parkway                             BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809                             (formerly PNC Global Investment Servicing
DOB: 7/74                                        (U.S.), Inc. (financial services company);
                                                 Associate, Stradley, Ronon, Stevens &
                                                 Young, LLC (law firm) from 1999 to 2005.

James G. Shaw        Assistant   2005 to present Since 1995,Vice President of BNY Mellon           N/A                N/A
103 Bellevue Parkway Treasurer                   Investment Servicing (US) Inc. (formerly
Wilmington, DE 19809                             PNC Global Investment Servicing (U.S.) Inc.
DOB: 10/60                                       (financial services company)

Michael P. Malloy    Assistant   1999 to present Since 1993, Partner, Drinker Biddle &             N/A                N/A
One Logan Square,    Secretary                   Reath LLP (law firm)
Ste. 2000
Philadelphia, PA
19103-6996
DOB: 7/59

* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the 1 applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred 2 to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. ("PNC"). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company's Money Market Portfolio. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.


                            60 | ANNUAL REPORT 2010

                               INVESTMENT ADVISERS

                        Robeco Investment Management Inc.
                                909 Third Avenue
                              New York, NY 10022
                                       or
                     Sustainable Asset Management USA, Inc.
                          909 Third Avenue, 32nd Floor
                               New York, NY 10022
                                       and
                                Josefstrasse 218
                           CH-8005 Zurich, Switzerland

                                  ADMINISTRATOR

                    BNY Mellon Investment Servicing (US) Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                                 TRANSFER AGENT

                    BNY Mellon Investment Servicing (US) Inc.
                                101 Sabin Street
                               Pawtucket, RI 02860

                                    PRINCIPAL
                                   UNDERWRITER

                          BNY Mellon Distributors Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                                    CUSTODIAN

                               PFPC Trust Company
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                          INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

                                     COUNSEL

                           Drinker Biddle & Reath LLP
                           One Logan Square, Ste. 2000
                           Philadelphia, PA 19103-6996

                               THE SCHNEIDER FUNDS
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2010
                                   (UNAUDITED)

Fellow Shareholder:

     This annual report for the Schneider Funds covers the fiscal year ended August 31, 2010.

     U.S. equities posted modest gains during the period as both the global economy and U.S. economy began to recover from the deep recession aggravated by the global financial crisis. The broad market Russell 3000 Index rose 5.64%.

     Early in the calendar year, many market participants were overly optimistic in pricing in a typical V-shaped, cyclical recovery. However, expectations for a more vibrant rebound in the U.S. were temporarily challenged by the shock from the European debt crisis. These events were followed by economic data in the summer that signaled a slowdown in the pace of the recovery. Worries increased that the U.S. could dip back into recession, and investors wanted more assurance that the global financial system was not in danger of relapsing towards the lows of the 2008 financial crisis. Investors took some risk off the table, as evidenced by the slump in equities from May through August, and by the performance of U.S. Treasuries, which had their best start to a year since 1995.

     We believe that the U.S. economy is in a sustained, but sluggish, expansion. Our early expectation for modest growth with some staying power remains intact despite the slowdown in recent months. As a result, we did not substantially alter our portfolio strategy in the period, and during the summer sell-off we stepped in to acquire some outstanding values.

     Although the U.S. economy is still vulnerable to a major shock, investors might be giving too little credit to the tailwinds that should help prevent a rare relapse into recession: U.S. monetary policy is very accommodative and is likely to remain so, although its impact from here will be less potent; inflation is not a near-term concern; public corporations possess solid balance sheets and a leaner cost structure; business capital spending relative to gross domestic product is likely to continue to rise from 40-year lows; consumers have made significant progress to shore up their finances; vigorous demand from emerging markets and a lower dollar should continue to provide a boost to exports; and the banking system is much healthier than during the 2007-2008 crisis. According to the FDIC, bank capital as a percent of assets is the highest in decades.

     Looking beyond the near-term outlook for the U.S. economy, the government's deficit commission has been addressing our medium-term fiscal challenges and will propose recommendations in December for repairing the damage done to our country's balance sheet over the last couple of years. The composition of our fiscal adjustment is critical. Numerous academic studies show that economies grow at much faster rates when deficits are reigned in by spending cuts rather than tax increases. The United Kingdom has recently adopted this approach.

     We think traditional deep value investing is poised for a very rewarding period. Based on our historical valuation measures, both Funds appear to offer uncommon investment potential. Our companies possess enormous earnings leverage for the next few years as they rebound from severely depressed levels. Pockets of the energy, financial and technology sectors that have been temporarily stressed offer a compelling blend of low investor expectations and tremendous upside potential against the backdrop of a moderately-paced, subpar economic expansion. We also hold investments in other economically-sensitive industries where capacity is constrained and where operating rates and margins are capable of sufficient improvement to spark a healthy earnings rebound. Although the current atmosphere is thick with uncertainty, we believe sizeable rewards await the patient value investor who takes a longer-term perspective.

     We appreciate your support and the confidence you have placed in us.


/s/ Arnold C. Schneider III

Arnold C. Schneider III, CFA
Portfolio Manager
Schneider Capital Management

                               THE SCHNEIDER FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2010
                                   (UNAUDITED)

SCHNEIDER SMALL CAP VALUE FUND - PORTFOLIO REVIEW

     The Small Cap Value Fund outpaced its benchmark for the fiscal year, returning 7.48% versus 6.06% for the Russell 2000 Value Index. Long-term results also exceeded the Russell 2000 Value Index (see table on page 3).

     Timely stock selection in the technology, energy and transportation sectors made a favorable contribution to returns. Weak performance in financials detracted from performance.

     The fundamental recovery in the tech sector has advanced since we increased our exposure in late 2008. We have taken profits when stocks hit their target price, but have still been able to find value and earnings growth potential in select segments to maintain our relative overweight position. Business spending is still improving from the depressed levels caused by the deep global recession.

     Storage company Xyratex, which was sold, and semiconductor equipment firm Axcelis Technologies were notable performers in the period.

     The Fund has a substantial investment in thermal (utility) coal producers. Coal prices have been depressed due to a huge supply/demand imbalance that is slowly but steadily being worked off. Thanks to rising industrial activity and higher exports, weather-adjusted coal demand improved materially in 2010, while coal production is slightly down for the year. We expect Central Appalachian production to ultimately decline by over 25% from 2008 levels as a result of recently enacted Environmental Protection Agency policies. These trends have already greatly reduced the massive inventory overhang that has plagued the industry for the past two years. Inventories in the east should return to levels that stimulate market demand in 2011, while inventories are at normal levels in the western part of the U.S. We expect the utility market to tighten next year and lead to higher prices for thermal coal. Should the global economy continue to exhibit even a modest level of improvement, the steam coal market could receive a further lift in 2011 from a rebound in exports to Europe.

     We favor coal producers Arch Coal and Cloud Peak Energy, which have a strong presence in the Powder River Basin of Wyoming, where large-scale surface mining takes place on a very cost-efficient basis.

     The highest-quality banks, which were the best performing during the period, are usually off a deep value investor's radar screen due to their richer valuations, and investing in deeper value situations near the bottom of the cycle resulted in a few early disappointments. We believe, however, that the worst is past for the banking sector, and we have been able to sift through a large number of candidates to uncover some compelling opportunities. Investing in regional and community banks requires patience at this stage, but the huge upside potential over the next several years compels us to stake our claim.

TEN LARGEST HOLDINGS

Arch Coal Inc                   8.2%
Cloud Peak Energy Inc           6.5%
Meritage Homes Corp             5.6%
Axcelis Technologies Inc        3.5%
Regions Financial Corp          3.5%
Carrizo Oil & Gas Inc           3.4%
RRI Energy Inc                  3.3%
Citizens Republic Bancorp Inc   3.1%
FreightCar America Inc          2.9%
Entegris Inc                    2.9%

As a percentage of net assets on August 31, 2010

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277.

The Funds are actively managed on a daily basis, and the securities mentioned herein may not be representative of current or future portfolio composition. For more specific information about Fund holdings, please refer to the Portfolio of Investments section in this report.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Value investing involves risk that the Fund's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

Unmanaged indices are not available for direct investment and do not incur expenses or sales charges.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONCLUDED)
                           AUGUST 31, 2010 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund vs. Russell 2000(R) Value Index

                              (PERFORMANCE GRAPH)

            Schneider Small   Russell 2000
            Cap Value Fund     Value Index
            ---------------   ------------
 9/2/1998        10000            10000
8/31/1999        18246            11087
8/31/2000        20750            12605
8/31/2001        24888            14880
8/31/2002        22210            14046
8/31/2003        34003            17372
8/31/2004        46921            20759
8/31/2005        61732            25451
8/31/2006        66540            28687
8/31/2007        67020            30594
8/31/2008        53765            28293
8/31/2009        46667            22439
8/31/2010        50157            23801

The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000(R) Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

               Total Returns for the Periods Ended August 31, 2010


                                        AVERAGE ANNUAL
                              ----------------------------------
                               ONE     FIVE     TEN      SINCE
                               YEAR    YEARS   YEARS   INCEPTION
                              -----   ------   -----   ---------
SCHNEIDER SMALL CAP VALUE     7.48%   -4.07%   9.23%    14.39%
RUSSELL 2000(R) VALUE INDEX   6.06%   -1.33%   6.56%     7.58%

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management contractually agreed to waive a portion of its advisory fee and reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund's gross and net annual operating expenses, as stated in the current prospectus, are 1.43% and 1.16%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than one year are subject to a 1.75% redemption fee.

The Fund's annualized total return since inception is based on an increase in net asset value from $10.00 per share on September 2, 1998 (inception) to $13.19 per share on August 31, 2010, adjusted for dividends and distributions totaling $29.52 per share paid from net investment income and realized gains.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Portfolio composition is subject to change.

                               THE SCHNEIDER FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2010
                                   (UNAUDITED)

SCHNEIDER VALUE FUND - PORTFOLIO REVIEW

     The -1.30% return for the Value Fund during the fiscal year compared to a 4.96% return for the Russell 1000 Value Index. Since inception, the Fund's longer-term performance surpassed the benchmark (see table on page 5).

     The performance shortfall was due in part to high uncertainty during the summer months that led cautious investors to seek out the perceived safety of assets like utilities and REITs that we consider fully valued. Even though in aggregate our companies' long-term business fundamentals were undiminished, some cyclical holdings were hit negatively as investors feared that the recovering U.S. economy could dip back into recession.

     Both the relatively high weighting in energy stocks and favorable security selection within the sector contributed positively to Fund returns during the period. Investments in homebuilders and banks weighed on performance.

     We have a favorable view toward most segments of the energy sector, and the Fund maintained an overweight position. The largest exposure is to coal mining, where improved demand trends in the face of declining U.S. production should provide stimulus for improved pricing and profitability in 2011. Growth in global demand for thermal coal could outstrip supply for a number of years. Arch Coal had a very favorable impact on performance during the period.

     We expect the production rate of non-OPEC crude oil output to flatten, which should trim the currently moderate levels of spare global capacity and be supportive of higher oil prices over time. We initiated a position in BP at very attractive prices after the Macondo spill.

     The exposure to U.S. natural gas dramatically declined with the successful sale of Forest Oil. Undisciplined U.S. gas producers have increased their drilling activity despite the weak pricing environment in order to hold recently acquired leases in promising shale deposits. However, we expect the natural gas rig count to drop in 2011 as these leases begin to expire and contribute to an eventual rebalancing of supply and demand.

     Homebuilding stocks were weak due to broad concerns about the pace of the economic recovery, depressed buying activity and uncertainty surrounding the extent to which federal tax credits had been supporting the market. D.R. Horton and NVR are low-cost producers that are generating profits, possess solid balance sheets, and should be able to pick up market share at the expense of the non-public homebuilders. Margins should rise as sales migrate from older communities with higher land costs into newer developments with lower land costs.

     The Fund moved to an overweight position in banks during the fiscal year. We believe the worst is past for the banking sector, given the peaking in non-performing assets and the capital raising activity over the past couple of years. Most of the larger banks are either overcapitalized or are benefiting from a high internal generation of capital, and risks due to pending regulatory changes seem manageable. We expect a substantial improvement in bank fundamentals over the next two years, which should lead to a surge in earnings and pickup in dividend increases, stock buybacks and acquisition activity in the years ahead. We believe that the financial institutions we own are fundamentally healthy, possess the flexibility to deploy excess capital, and trade at compelling valuations.

TEN LARGEST HOLDINGS

Arch Coal Inc                  7.4%
JPMorgan Chase & Co            5.5%
Wells Fargo & Co               5.0%
Dell Inc                       4.7%
Consol Energy Inc              4.7%
Bank of America Corp           4.6%
Chesapeake Energy Corp         4.2%
Allegheny Energy Inc           3.7%
NVR Inc                        3.6%
International Rectifier Corp   3.5%

As a percentage of net assets on August 31, 2010

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277.

The Funds are actively managed on a daily basis, and the securities mentioned herein may not be representative of current or future portfolio composition. For more specific information about Fund holdings, please refer to the Portfolio of Investments section in this report.

Value investing involves risk that the Fund's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

Unmanaged indices are not available for direct investment and do not incur expenses or sales charges.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                           AUGUST 31, 2010 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
              Schneider Value Fund vs. Russell 1000(R) Value Index

                              (PERFORMANCE GRAPH)

                                Russell 1000
                                Value Index
                                 Aggregate
            Schneider Value   Inst & Investor
            ---------------   ---------------
9/30/2002         10000             10000
8/31/2003         14846           12418.1
8/31/2004       19033.7           14593.5
8/31/2005       22719.7           17052.9
8/31/2006       25184.8           19428.1
8/31/2007         28932           21927.1
8/31/2008         21684           18709.2
8/31/2009         16901           14917.6
8/31/2010         16682           15658.9

The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 30, 2002 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000(R) Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

               Total Returns for the Periods Ended August 31, 2010

                                         AVERAGE ANNUAL
                                       -------------------
                               ONE      FIVE       SINCE
                               YEAR    YEARS    INCEPTION*
                              -----    ------   ----------
SCHNEIDER VALUE               -1.30%   -5.99%     6.68%
RUSSELL 1000(R) VALUE INDEX    4.96%   -1.69%     5.83%

*    INCEPTION DATE 9/30/02

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management contractually agreed to waive a portion of its advisory fee and reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund's gross and net annual operating expenses, as stated in the current prospectus, are 1.14% and 0.90%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than 90 days are subject to a 1.00% redemption fee.

The Fund's aggregate total return since inception is based on an increase in net asset value from $10.00 per share on September 30, 2002 (inception) to $11.72 per share on August 31, 2010, adjusted for dividends and distributions totaling $6.44 per share paid from net investment income and realized gains.

Portfolio composition is subject to change.

                               THE SCHNEIDER FUNDS
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six months from March 1, 2010 through August 31, 2010, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   SCHNEIDER SMALL CAP VALUE FUND
                                           ------------------------------------------------
                                             BEGINNING         ENDING           EXPENSES
                                           ACCOUNT VALUE    ACCOUNT VALUE        PAID
                                           MARCH 1, 2010   AUGUST 31, 2010   DURING PERIOD*
                                           -------------   ---------------   --------------
Actual                                       $1,000.00       $  925.60          $5.58
Hypothetical (5% return before expenses)      1,000.00        1,019.34           5.87

                                                        SCHNEIDER VALUE FUND
                                           ------------------------------------------------
                                             BEGINNING         ENDING           EXPENSES
                                           ACCOUNT VALUE    ACCOUNT VALUE        PAID
                                           MARCH 1, 2010   AUGUST 31, 2010   DURING PERIOD*
                                           -------------   ---------------   --------------
Actual                                       $1,000.00       $  902.90          $4.32
Hypothetical (5% return before expenses)      1,000.00        1,020.61           4.59

* Expenses are equal to an annualized six-month expense ratio of 1.15% for the Schneider Small Cap Value Fund and 0.90% for the Schneider Value Fund, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for each Fund of -7.74% for the Schneider Small Cap Value Fund and -9.71% for the Schneider Value Fund.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2010
                                   (UNAUDITED)

                                                        % OF NET
                                                         ASSETS        VALUE
                                                        --------   -------------
Common Stocks:
   Coal .............................................     14.7%    $  10,795,885
   Semiconductors ...................................     12.5         9,165,030
   Banks ............................................     11.2         8,177,586
   Home Builders ....................................      7.1         5,171,496
   Commercial Services ..............................      6.5         4,766,684
   Aerospace & Defense ..............................      4.7         3,461,071
   Internet .........................................      4.7         3,414,673
   Oil & Gas ........................................      3.7         2,741,223
   Energy & Utilities ...............................      3.3         2,413,614
   Industrial .......................................      2.9         2,132,828
   Real Estate Investment Trusts ....................      2.8         2,086,296
   Computers ........................................      2.6         1,926,377
   Retail ...........................................      2.5         1,803,117
   Chemicals ........................................      2.3         1,668,928
   Insurance ........................................      2.0         1,437,090
   Airlines .........................................      1.6         1,191,384
   Savings & Loans ..................................      1.4         1,041,919
   Metals Fabricating ...............................      1.3           986,120
   Apparel ..........................................      1.3           919,488
   Real Estate ......................................      1.2           869,417
   Software .........................................      1.2           846,602
   Building Materials ...............................      1.1           793,425
   Healthcare - Services ............................      1.0           721,614
   Electronics ......................................      1.0           719,169
   Diversified Financial Services ...................      0.9           673,802
   Automobile Parts & Equipment .....................      0.8           552,167
   Food .............................................      0.5           393,972
   Healthcare - Products ............................      0.5           335,886
   Machinery - Diversified ..........................      0.1           109,344
Preferred Stock .....................................      1.8         1,320,200
Exchange Traded Fund ................................      0.8           577,736
Corporate Bonds .....................................      0.0            10,441
Securities Lending Collateral .......................     13.8        10,120,291
Liabilities In Excess of Other Assets ...............    (13.8)      (10,101,966)
                                                         -----     -------------
NET ASSETS ..........................................    100.0%    $  73,242,909
                                                         =====     =============

----------
Portfolio holdings are subject to change at any time.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2010
                                   (UNAUDITED)

                                                        % OF NET
                                                         ASSETS        VALUE
                                                        --------   -------------
Common Stocks:
   Banks ............................................     18.8%    $  18,640,596
   Coal .............................................     12.2        12,049,289
   Oil & Gas ........................................      8.6         8,477,083
   Insurance ........................................      7.8         7,703,093
   Semiconductors ...................................      7.4         7,348,500
   Energy & Utilities ...............................      6.8         6,755,578
   Home Builders ....................................      6.7         6,611,460
   Computers ........................................      4.7         4,675,315
   Real Estate Investment Trusts ....................      3.5         3,491,267
   Automobile Parts & Equipment .....................      3.5         3,403,604
   Life & Health Insurance ..........................      2.6         2,584,007
   Aerospace & Defense ..............................      2.3         2,314,687
   Automobile Manufacturers .........................      2.2         2,169,635
   Commercial Services ..............................      2.2         2,160,941
   Media ............................................      2.1         2,074,672
   Retail ...........................................      2.0         1,929,779
   Electronics ......................................      1.9         1,886,960
   Health Care - Services ...........................      1.4         1,405,861
   Leisure Time .....................................      1.2         1,173,771
   Food .............................................      0.1           136,218
   Corporate Bonds ..................................      0.9           895,665
   Exchange Traded Fund .............................      0.9           874,320
   Securities Lending Collateral ....................     17.2        17,006,161
   Liabilities In Excess Of Other Assets ............    (17.0)      (16,815,607)
                                                         -----     -------------
NET ASSETS                                               100.0%    $  98,952,855
                                                         =====     =============

----------
Portfolio holdings are subject to change at any time.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2010

                                                      SHARES           VALUE
                                                  --------------   -------------
COMMON STOCKS -- 97.4%
AEROSPACE & DEFENSE -- 4.7%
AAR Corp. * (a) ...............................          120,365   $   1,848,806
BE Aerospace, Inc. * ..........................           44,935       1,210,998
Triumph Group, Inc. ...........................            6,045         401,267
                                                                   -------------
                                                                       3,461,071
                                                                   -------------
AIRLINES -- 1.6%
AirTran Holdings, Inc. * (a) ..................          264,165       1,191,384
                                                                   -------------
APPAREL -- 1.3%
Barry (R.G.) Corp. ............................           85,059         919,488
                                                                   -------------
AUTOMOBILE PARTS & EQUIPMENT -- 0.8%
Magna International, Inc., Class A ............            7,100         552,167
                                                                   -------------
BANKS -- 11.2%
Associated Banc-Corp. (a) .....................           54,300         654,858
Cathay General Bancorp (a) ....................           89,080         854,277
Citizens Republic Bancorp, Inc. * (a) .........        2,933,415       2,288,064
MainSource Financial Group, Inc. ..............          131,236         796,603
Regions Financial Corp. (a) ...................          398,110       2,559,847
Sandy Spring Bancorp, Inc. ....................           19,887         290,947
Sterling Financial Corp. * ++ .................          328,000         114,800
United Community Banks, Inc. * ................          249,270         618,190
                                                                   -------------
                                                                       8,177,586
                                                                   -------------
BUILDING MATERIALS -- 1.1%
Builders FirstSource, Inc. * (a) ..............          394,739         793,425
                                                                   -------------
CHEMICALS -- 2.3%
A Schulman, Inc. ..............................           43,871         797,136
Kraton Performance Polymers, Inc. * ...........           26,600         718,732
Spartech Corp. * ..............................           17,140         153,060
                                                                   -------------
                                                                       1,668,928
                                                                   -------------
COAL -- 14.7%
Arch Coal, Inc. ...............................          267,935       6,031,217
Cloud Peak Energy, Inc. * .....................          301,180       4,764,668
                                                                   -------------
                                                                      10,795,885
                                                                   -------------
COMMERCIAL SERVICES -- 6.5%
Administaff, Inc. .............................           40,286         870,983
Aegean Marine Petroleum Network, Inc. .........           60,645         903,004
Hudson Highland Group, Inc. * .................          570,665       1,711,995

                                                      SHARES           VALUE
                                                  --------------   -------------
COMMERCIAL SERVICES -- (CONTINUED)
Monster Worldwide, Inc. * (a) .................           93,590   $   1,032,298
PHH Corp. * (a) ...............................           13,420         248,404
                                                                   -------------
                                                                       4,766,684
                                                                   -------------
COMPUTERS -- 2.6%
Insight Enterprises, Inc. * ...................           92,830       1,219,786
Ness Technologies, Inc. * .....................          165,478         706,591
                                                                   -------------
                                                                       1,926,377
                                                                   -------------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
Artio Global Investors, Inc. ..................           48,650         673,802
                                                                   -------------
ELECTRONICS -- 1.0%
Technitrol, Inc. ..............................          193,846         719,169
                                                                   -------------
ENERGY & UTILITIES -- 3.3%
RRI Energy, Inc. * ............................          695,566       2,413,614
                                                                   -------------
FOOD -- 0.5%
Sanderson Farms, Inc. .........................            9,160         393,972
                                                                   -------------
HEALTHCARE - PRODUCTS -- 0.5%
Orthofix International N.V. * .................           12,580         335,886
                                                                   -------------
HEALTHCARE - SERVICES -- 1.0%
Emeritus Corp. * (a) ..........................           46,919         721,614
                                                                   -------------
HOME BUILDERS -- 7.1%
KB HOME (a) ...................................          101,335       1,044,764
Meritage Homes Corp. * (a) ....................          231,060       4,126,732
                                                                   -------------
                                                                       5,171,496
                                                                   -------------
INDUSTRIAL -- 2.9%
FreightCar America, Inc. ......................           91,577       2,132,828
                                                                   -------------
INSURANCE -- 2.0%
Platinum Underwriters Holdings, Ltd. ..........           22,730         913,973
Stewart Information Services Corp. ............           50,155         523,117
                                                                   -------------
                                                                       1,437,090
                                                                   -------------
INTERNET -- 4.7%
Internet Capital Group, Inc. * ................          186,900       1,572,763
ModusLink Global Solutions, Inc. * ............          226,060       1,313,409
Openwave Systems, Inc. * ......................          326,235         528,501
                                                                   -------------
                                                                       3,414,673
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2010

                                                      SHARES           VALUE
                                                  --------------   -------------
MACHINERY - DIVERSIFIED -- 0.1%
Flow International Corp. * ....................           50,389   $     109,344
                                                                   -------------
METALS FABRICATING -- 1.3%
RTI International Metals, Inc. * ..............           35,729         986,120
                                                                   -------------
OIL & GAS -- 3.7%
Abraxas Petroleum Corp. * .....................           16,330          39,355
Carrizo Oil & Gas, Inc. * .....................          118,830       2,490,677
Penn Virginia Corp. ...........................           15,150         211,191
                                                                   -------------
                                                                       2,741,223
                                                                   -------------
REAL ESTATE -- 1.2%
Forestar Group, Inc. * ........................           49,210         732,245
Thomas Properties Group, Inc. .................           43,825         137,172
                                                                   -------------
                                                                         869,417
                                                                   -------------
REAL ESTATE INVESTMENT TRUSTS -- 2.8%
Associated Estates Realty Corp. ...............            9,850         133,566
FelCor Lodging Trust, Inc. * ..................           91,130         362,697
Redwood Trust, Inc. ...........................           81,295       1,122,684
Strategic Hotels & Resorts, Inc. * ............          130,910         467,349
                                                                   -------------
                                                                       2,086,296
                                                                   -------------
RETAIL -- 2.5%
AC Moore Arts & Crafts, Inc. * ................           71,940         127,334
Coldwater Creek, Inc. * (a) ...................          104,780         451,602
MarineMax, Inc. * .............................          143,554         941,714
Pacific Sunwear of California, Inc. * (a) .....           74,925         282,467
                                                                   -------------
                                                                       1,803,117
                                                                   -------------
SAVINGS & LOANS -- 1.4%
First Financial Holdings, Inc. ................           31,120         281,325
Flagstar Bancorp, Inc. * ......................          333,594         760,594
                                                                   -------------
                                                                       1,041,919
                                                                   -------------
SEMICONDUCTORS -- 12.5%
Alliance Semiconductor Corp. ..................          453,290          92,924
Atmi , Inc. * .................................           67,465         861,865
Axcelis Technologies, Inc. * (a) ..............        1,917,316       2,607,550
BE Semiconductor Industries N.V. * ............          288,578       1,456,078
Entegris, Inc. * ..............................          551,082       2,121,666
International Rectifier Corp. * ...............           47,565         872,818
MEMC Electronic Materials, Inc. * .............           46,950         483,116

                                                      SHARES           VALUE
                                                  --------------   -------------
SEMICONDUCTORS -- (CONTINUED)
Photronics, Inc. * (a)                                     4,742   $      20,391
Verigy Ltd. *                                             77,540         648,622
                                                                   -------------
                                                                       9,165,030
                                                                   -------------
SOFTWARE -- 1.2%
Take-Two Interactive Software, Inc. * (a)                101,755         846,602
                                                                   -------------
   TOTAL COMMAN STOCK
      (Cost $61,878,810)                                              71,316,207
                                                                   -------------
PREFERRED STOCK -- 1.8%
BANKS -- 1.8%
Sterling Financial Corp., Series A,
   5.00% * (b) ++                                          8,200       1,320,200
                                                                   -------------
   TOTAL PREFERRED STOCK
      (Cost $754,400)                                                  1,320,200
                                                                   -------------
EXCHANGE TRADED FUND -- 0.8%
FINANCE -- 0.8%
iShares Russell 2000 Value Index Fund                     10,280         577,736
                                                                   -------------
   TOTAL EXCHANGE TRADED FUND
     (Cost $572,939)                                                     577,736
                                                                   -------------
SECURITIES LENDING COLLATERAL -- 13.8%
Institutional Money Market Trust                      10,120,291      10,120,291
                                                                   -------------
   TOTAL SECURITIES LENDING COLLATERAL
      (Cost $10,120,291)                                              10,120,291
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2010

                                                       PAR
                                                      (000)            VALUE
                                                  --------------   -------------
CORPORATE BONDS -- 0.0%
LandAmerica Financial Group, Inc.
   + CONV
   3.25%, 05/15/34 ............................   $          131   $      10,441
                                                                   -------------
   TOTAL CORPORATE BONDS
      (Cost $10,453) ..........................                           10,441
                                                                   -------------
TOTAL INVESTMENTS -- 113.8%
   (Cost $73,336,893) .........................                       83,344,875
                                                                   -------------
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (13.8)% ..........................                      (10,101,966)
                                                                   -------------
NET ASSETS -- 100.0% ..........................                    $  73,242,909
                                                                   =============

*    Non-income producing.

(a) -- All or a portion of the security is on loan. See note 7 in the Notes to Financial Statements.

(b)  -- PIPE Security-Private Investment in Public Entity

+    Security in default.

++ Security has been valued at fair market value as deter- mined in good faith by or under the direction of The RBB Fund, Inc's. Board of Directors. As of August 31, 2010, these securities amounted to $1,435,000 or 2.0% of net assets.

CONV Convertible

The following is a summary of inputs used, as of August 31, 2010, in valuing the Fund's investments carried at market value (See note 1 in the Notes to Financial Statements):

                                                                         LEVEL 2        LEVEL 3
                                            TOTAL           LEVEL 1    SIGNIFICANT     SIGNIFICANT
                                         VALUE AS OF        QUOTED     OBSERVABLE    UNOBSERVABLE
                                       AUGUST 31, 2010      PRICE        INPUTS         INPUTS
                                       ---------------   -----------   -----------   -------------
Common Stocks
   Aerospace & Defense .............     $ 3,461,071     $ 3,461,071      $--           $     --
   Airlines ........................       1,191,384       1,191,384       --                 --
   Apparel .........................         919,488         919,488       --                 --
   Automobile Parts & Equipment ....         552,167         552,167       --                 --
   Banks ...........................       8,177,586       8,062,786       --            114,800
   Building Materials ..............         793,425         793,425       --                 --
   Chemicals .......................       1,668,928       1,668,928       --                 --
   Coal ............................      10,795,885      10,795,885       --                 --
   Commercial Services .............       4,766,684       4,766,684       --                 --
   Computers .......................       1,926,377       1,926,377       --                 --
   Diversified Financial Services ..         673,802         673,802       --                 --
   Electronics .....................         719,169         719,169       --                 --
   Energy & Utilities ..............       2,413,614       2,413,614       --                 --
   Food ............................         393,972         393,972       --                 --
   Healthcare - Products ...........         335,886         335,886       --                 --


    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2010

                                                                         LEVEL 2         LEVEL 3
                                            TOTAL           LEVEL 1    SIGNIFICANT     SIGNIFICANT
                                         VALUE AS OF        QUOTED     OBSERVABLE    UNOBSERVABLE
                                       AUGUST 31, 2010      PRICE         INPUTS        INPUTS
                                       ---------------   -----------   -----------   -------------
   Healthcare - Services                 $   721,614     $   721,614   $        --    $       --
   Home Builders                           5,171,496       5,171,496            --            --
   Industrial                              2,132,828       2,132,828            --            --
   Insurance                               1,437,090       1,437,090            --            --
   Internet                                3,414,673       3,414,673            --            --
   Machinery - Diversified                   109,344         109,344            --            --
   Metals Fabricating                        986,120         986,120            --            --
   Oil & Gas                               2,741,223       2,741,223            --            --
   Real Estate                               869,417         869,417            --            --
   Real Estate Investment Trusts           2,086,296       2,086,296            --            --
   Retail                                  1,803,117       1,803,117            --            --
   Savings & Loans                         1,041,919       1,041,919            --            --
   Semiconductors                          9,165,030       9,165,030            --            --
   Software                                  846,602         846,602            --            --
Corporate Bonds                               10,441              --        10,441            --
Preferred Stock                            1,320,200              --            --     1,320,200
Exchange Traded Fund                         577,736         577,736            --            --
Securities Lending Collateral             10,120,291              --    10,120,291            --
                                         -----------     -----------   -----------    ----------
Total                                    $83,344,875     $71,779,143   $10,130,732    $1,435,000
                                         ===========     ===========   ===========    ==========

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2010

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used to determine fair value.

                                                                   COMMON    PREFERRED
                                                                   STOCK       STOCK
                                                        TOTAL     --------   ----------
                                                    INVESTMENTS    BANKS       BANKS
                                                    -----------   --------   ----------
Balance as of August 31, 2009                       $       --    $     --   $       --
Accrued discounts/premiums                                  --          --           --
Net realized gain/(loss)                                    --          --           --
Change in unrealized appreciation (depreciation)*      615,000      49,200      565,800
Net purchases/(sales)                                  820,000      65,600      754,400
Transfers in and/or out of Level 3                          --          --           --
                                                    ----------    --------   ----------
Balance as of August 31, 2010                       $1,435,000    $114,800   $1,320,200
                                                    ==========    ========   ==========

* The net unrealized appreciation/(depreciation) in the table above relates to investments held at August 31, 2010. The Fund presents this unrealized appreciation/(depreciation) on the Statement of Operations as a net change in unrealized appreciation/(depreciation) on investments.

    The accompanying notes are an integral part of the financial statements.

                              THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2010

                                            SHARES        VALUE
                                         -----------   ------------
COMMON STOCKS -- 98.0%
AEROSPACE & DEFENSE -- 2.3%
Boeing Co. (The)......................        37,865   $ 2,314,687
                                                       ------------
AUTOMOBILE MANUFACTURERS -- 2.2%
Navistar International Corp. * (a)....        51,806      2,169,635
                                                       ------------
AUTOMOBILE PARTS & EQUIPMENT -- 3.5%
Magna International, Inc., Class A
   (a)................................        43,765      3,403,604
                                                       ------------
BANKS -- 18.8%
Bank of America Corp..................       363,935      4,530,991
JPMorgan Chase & Co...................       149,035      5,418,913
PNC Financial Services Group, Inc.....        35,838      1,826,305
Regions Financial Corp................       294,435      1,893,217
Wells Fargo & Co. ....................       211,090      4,971,170
                                                       ------------
                                                         18,640,596
                                                       ------------
COAL -- 12.2%
Arch Coal, Inc........................       328,425      7,392,847
Consol Energy, Inc. ..................       144,610      4,656,442
                                                       ------------
                                                         12,049,289
                                                       ------------
COMMERCIAL SERVICES -- 2.2%
Aegean Marine Petroleum
   Network, Inc.......................       145,127      2,160,941
                                                       ------------
COMPUTERS -- 4.7%
Dell, Inc. *..........................       397,223      4,675,315
                                                       ------------
ELECTRONICS -- 1.9%
Avnet, Inc. *.........................       82,400       1,886,960
                                                       ------------
ENERGY & UTILITIES -- 6.8%
Allegheny Energy, Inc.................       164,140      3,701,357
RRI Energy, Inc. * ...................       880,179      3,054,221
                                                       ------------
                                                          6,755,578
                                                       ------------
FOOD -- 0.1%
Smithfield Foods, Inc. *..............         8,445        136,218
                                                       ------------
HEALTH CARE - SERVICES -- 1.4%
Brookdale Senior Living, Inc. * (a)...       104,915      1,405,861
                                                       ------------

                                            SHARES        VALUE
                                         -----------   ------------
HOME BUILDERS -- 6.7%
D.R. Horton, Inc......................       294,085   $  3,017,312
NVR, Inc. * (a).......................         5,949      3,594,148
                                                       ------------
                                                          6,611,460
                                                       ------------
INSURANCE -- 7.8%
Allstate Corp., (The).................        92,110      2,542,236
Assured Guaranty, Ltd. (a)............       173,531      2,681,054
Brown & Brown, Inc....................        66,010      1,256,830
RenaissanceRe Holdings, Ltd. (a)......        21,535      1,222,973
                                                       ------------
                                                          7,703,093
                                                       ------------

LEISURE TIME -- 1.2%
Carnival Corp. (a)....................        37,645      1,173,771
                                                       ------------
LIFE & HEALTH INSURANCE -- 2.6%
AFLAC, Inc............................        32,297      1,526,033
Lincoln National Corp.................        45,290      1,057,974
                                                       ------------
                                                          2,584,007
                                                       ------------

MEDIA -- 2.1%
Liberty Media Corp., Series A *.......        46,022      2,074,672
                                                       ------------
OIL & GAS -- 8.6%
BP plc, SP ADR........................        57,415      1,999,764
Chesapeake Energy Corp. (a)...........       201,921      4,175,726
EQT Corp..............................        70,601      2,301,593
                                                       ------------
                                                          8,477,083
                                                       ------------

REAL ESTATE INVESTMENT TRUSTS -- 3.5%
Annaly Capital Management, Inc........       130,333      2,265,188
Redwood Trust, Inc....................        88,782      1,226,079
                                                       ------------
                                                          3,491,267
                                                       ------------

RETAIL -- 2.0%
Best Buy Co, Inc......................        15,510        486,859
J.C. Penney Co., Inc..................        72,146      1,442,920
                                                       ------------
                                                          1,929,779
                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                              THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2010

                                            SHARES        VALUE
                                         -----------   ------------
SEMICONDUCTORS -- 7.4%
International Rectifier Corp. *.......       187,648   $  3,443,341
Lam Research Corp. * .................        33,865      1,222,865
MEMC Electronic Materials, Inc. *
   (a)................................       260,670      2,682,294
                                                       ------------
                                                          7,348,500
   TOTAL COMMON STOCKS                                 ------------
      (Cost $97,233,928) ............                    96,992,316
                                                       ------------
EXCHANGE TRADED FUND -- 0.9%
FINANCE -- 0.9%
iShares Russell 1000 Value Index
   Fund...............................        15,865        874,320
   TOTAL EXCHANGE TRADED FUND                          ------------
     (Cost $856,770)..................                      874,320
                                                       ------------
SECURITIES LENDING COLLATERAL -- 17.2%
Institutional Money Market Trust......    17,006,161     17,006,161
   TOTAL SECURITIES LENDING COLLATERAL                 ------------
      (Cost $17,006,161) .............                   17,006,161
                                                       ------------

                                             PAR
                                            (000)         VALUE
                                         -----------   ------------
CORPORATE BONDS -- 0.9%
AIRLINES -- 0.9%
UAL Corp. CONV
   6.00%, 10/15/29....................   $      348    $    895,665
                                                       ------------
   TOTAL CORPORATE BONDS
      (Cost $786,306).................                      895,665
                                                       ------------
TOTAL INVESTMENTS -- 117.0%
   (Cost $115,883,165)................                  115,768,462
                                                       ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (17.0)%............                  (16,815,607)
                                                       ------------
NET ASSETS -- 100.0%..................                 $ 98,952,855
                                                       ============

*    Non-income producing.

(a) -- All or a portion of the security is on loan. See note 7 in the Notes to Financial Statements.

SP ADR   Sponsored American Depositary Receipt

CONV     Convertible

The following is a summary of inputs used, as of August 31, 2010, in valuing the Fund's investments carried at market value (See note 1 in the Notes to Financial Statements):

                                                                  LEVEL 2        LEVEL 3
                                     TOTAL           LEVEL 1    SIGNIFICANT    SIGNIFICANT
                                   VALUE AS OF       QUOTED     OBSERVABLE    UNOBSERVABLE
                                AUGUST 31, 2010      PRICE        INPUTS         INPUTS
                                ---------------   -----------   -----------   ------------
Common Stocks*                    $ 96,992,316    $96,992,316   $        --       $--
Corporate Bonds                        895,665             --       895,665        --
Exchange Traded Fund                   874,320        874,320            --        --
Securities Lending Collateral       17,006,161             --    17,006,161        --
                                  ------------    -----------   -----------       ---
Total                             $115,768,462    $97,866,636   $17,901,826       $--
                                  ============    ===========   ===========       ===

* Please refer to the Portfolio of Investments for industry and security type breakouts.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                       STATEMENTS OF ASSETS & LIABILITIES
                                 AUGUST 31, 2010

                                                                              SCHNEIDER
                                                                              SMALL CAP      SCHNEIDER
                                                                             VALUE FUND      VALUE FUND
                                                                            ------------   -------------
ASSETS
   Investments, at value +## ............................................   $ 83,344,875   $ 115,768,462
   Cash and cash equivalents ............................................         65,089         170,318
   Receivables
      Investments sold ..................................................        558,582          43,032
      Capital shares sold ...............................................         23,550              --
      Dividends and interest ............................................         35,119         140,104
   Prepaid expenses and other assets ....................................         23,076          20,879
                                                                            ------------   -------------
         Total assets                                                         84,050,291     116,142,795
                                                                            ------------   -------------
LIABILITIES
   Payables
      Securities lending collateral .....................................     10,120,291      17,006,161
      Investments purchased .............................................        475,244              --
      Capital shares redeemed ...........................................         96,676          47,271
      Investment adviser ................................................         37,637          51,592
   Other accrued expenses and liabilities ...............................         77,534          84,916
                                                                            ------------   -------------
         Total liabilities ..............................................     10,807,382      17,189,940
                                                                            ------------   -------------
      Net Assets ........................................................   $ 73,242,909   $  98,952,855
                                                                            ============   =============
NET ASSETS CONSIST OF
   Par value ............................................................   $      5,554   $       8,441
   Paid-in capital ......................................................     87,650,153     245,099,787
   Undistributed/accumulated net investment income/loss .................             --         632,885
   Accumulated net realized loss from investments .......................    (24,420,780)   (146,673,555)
   Net unrealized appreciation (depreciation) on investments ............     10,007,982        (114,703)
                                                                            ------------   -------------
      Net Assets ........................................................   $ 73,242,909   $  98,952,855
                                                                            ============   =============
   Shares outstanding ($0.001 par value, 100,000,000 shares authorized)..      5,553,583       8,441,492
                                                                            ------------   -------------
   Net asset value, offering and redemption price per share .............   $      13.19   $       11.72
                                                                            ============   =============
   + Investment in securities, at cost ..................................   $ 73,336,893   $ 115,883,165
                                                                            ============   =============
   ## Includes market value of securities on loan .......................   $  8,866,017   $  16,420,540
                                                                            ============   =============

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2010

                                                                 SCHNEIDER
                                                                 SMALL CAP      SCHNEIDER
                                                                 VALUE FUND     VALUE FUND
                                                                ------------   -----------
INVESTMENT INCOME
   Dividends +...............................................   $    391,620   $ 1,718,681
   Securities Lending Income.................................         84,808        12,242
   Interest..................................................          1,190         6,939
                                                                ------------   -----------
      Total investment income................................        477,618     1,737,862
                                                                ------------   -----------
EXPENSES
   Advisory fees.............................................        952,250       859,363
   Administration and accounting fees........................        149,555       183,109
   Transfer agent fees.......................................         63,812        49,265
   Custodian fees............................................         61,669        24,072
   Professional fees.........................................         48,417        48,207
   Directors' and officers' fees.............................         29,536        27,644
   Registration and filing fees..............................         24,782        23,751
   Printing and shareholder reporting fees...................         22,172        32,186
   Insurance fees............................................         10,087        11,087
   Other expenses............................................            558         2,560
                                                                ------------   -----------
      Total expenses before waivers and reimbursements.......      1,362,838     1,261,244
      Less: waivers and reimbursements.......................       (267,751)     (156,348)
                                                                ------------   -----------
      Net expenses after waivers and reimbursements..........      1,095,087     1,104,896
                                                                ------------   -----------
   Net investment income/(loss)..............................       (617,469)      632,966
                                                                ------------   -----------
NETREALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   NET REALIZED GAIN/(LOSS) FROM:
      Investments............................................     25,790,509     6,805,902
   NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments............................................    (14,571,289)   (7,051,493)
                                                                ------------   -----------
   Net realized and unrealized gain/(loss) on investments....     11,219,220      (245,591)
                                                                ------------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........   $ 10,601,751   $   387,375
                                                                ============   ===========
      + Net of foreign withholding taxes of..................   $     (1,429)  $    (5,010)
                                                                ============   ===========

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR   FOR THE YEAR
                                                                                    ENDED          ENDED
                                                                                 AUGUST 31,     AUGUST 31,
                                                                                    2010           2009
                                                                                ------------   ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)..............................................   $   (617,469)  $    816,361
   Net realized gain/(loss) from investments.................................     25,790,509    (39,533,004)
   Net change in unrealized appreciation/(depreciation) from investments.....    (14,571,289)    39,577,628
                                                                                ------------   ------------
Net increase in net assets resulting from operations.........................     10,601,751        860,985
                                                                                ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................................       (543,270)    (1,113,054)
   Net realized capital gains................................................             --        (12,861)
                                                                                ------------   ------------
   Net decrease in net assets from dividends and distributions to
      shareholders...........................................................       (543,270)    (1,125,915)
                                                                                ------------   ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares sold.................................................     16,951,483     50,730,024
   Reinvestment of distributions.............................................        446,678        979,117
   Redemption fees*..........................................................        130,734        569,400
   Shares redeemed...........................................................    (52,627,087)   (45,421,894)
                                                                                ------------   ------------
Net increase/(decrease) in net assets from capital share transactions........    (35,098,192)     6,856,647
                                                                                ------------   ------------
Total increase/(decrease) in net assets......................................    (25,039,711)     6,591,717
                                                                                ------------   ------------
NET ASSETS:
   Beginning of year.........................................................     98,282,620     91,690,903
                                                                                ------------   ------------
   End of year...............................................................   $ 73,242,909   $ 98,282,620
                                                                                ============   ============
   Undistributed net investment income/(loss), end of year...................   $         --   $    543,266
                                                                                ============   ============
SHARE TRANSACTIONS:
   Shares sold...............................................................      1,139,224      5,988,310
   Shares reinvested.........................................................         35,507        125,207
   Shares redeemed...........................................................     (3,582,571)    (4,456,499)
                                                                                ------------   ------------
   Total share transactions..................................................     (2,407,840)     1,657,018
                                                                                ============   ============

* There is a 1.75% redemption fee on shares redeemed which have been held less than one year in the Schneider Small Cap Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE YEAR    FOR THE YEAR
                                                                                     ENDED          ENDED
                                                                                  AUGUST 31,      AUGUST 31,
                                                                                     2010            2009
                                                                                 ------------   -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income......................................................   $    632,966   $   2,533,628
   Net realized gain/(loss) from investments..................................      6,805,902     (97,077,057)
   Net change in unrealized appreciation/(depreciation) from investments......     (7,051,493)     34,119,050
                                                                                 ------------   -------------
Net increase/(decrease) in net assets resulting from operations...............        387,375     (60,424,379)
                                                                                 ------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................................     (2,533,672)     (4,861,935)
                                                                                 ------------   -------------
Net decrease in net assets from dividends and distributions to shareholders...     (2,533,672)     (4,861,935)
                                                                                 ------------   -------------
CAPITAL TRANSACTIONS:
   Proceeds from shares sold..................................................     20,439,350      19,397,418
   Reinvestment of distributions..............................................      2,086,849       3,890,232
   Redemption fees*...........................................................            716          15,540
   Shares redeemed............................................................    (39,894,769)    (64,586,179)
                                                                                 ------------   -------------
Net decrease in net assets from capital share transactions....................    (17,367,854)    (41,282,989)
                                                                                 ------------   -------------
Total decrease in net assets..................................................    (19,514,151)   (106,569,303)
                                                                                 ------------   -------------
NET ASSETS:
   Beginning of year..........................................................    118,467,006     225,036,309
                                                                                 ------------   -------------
   End of year................................................................   $ 98,952,855   $ 118,467,006
                                                                                 ============   =============
   Undistributed net investment income/(loss), end of year....................   $    632,885   $   2,533,591
                                                                                 ============   =============
SHARE TRANSACTIONS:
   Shares sold................................................................      1,597,175       1,955,016
   Shares reinvested..........................................................        175,365         456,600
   Shares redeemed............................................................     (3,092,662)     (6,393,319)
                                                                                 ------------   -------------
   Total share transactions...................................................     (1,320,122)     (3,981,703)
                                                                                 ============   =============

* There is a 1.00% redemption fee on shares redeemed which have been held less than 90 days in the Schneider Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                              FOR THE YEARS ENDED AUGUST 31,
                                                    -------------------------------------------------
                                                      2010      2009      2008      2007       2006
                                                    -------   -------   -------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year...............   $ 12.34   $ 14.54   $ 19.06   $  21.96   $  24.94
                                                    -------   -------   -------   --------   --------
Net investment income/(loss).....................     (0.11)     0.12      0.16       0.43       0.05
Net realized and unrealized gain/(loss)
   on investments and foreign currency
   transactions..................................      1.01     (2.20)    (3.81)      0.15       1.66
                                                    -------   -------   -------   --------   --------
Net increase/(decrease) in net assets
   resulting from operations.....................      0.90     (2.08)    (3.65)      0.58       1.71
                                                    -------   -------   -------   --------   --------
Dividends and distributions to shareholders from:
Net investment income............................     (0.07)    (0.18)    (0.32)     (0.20)        --
Net realized capital gains.......................        --        --+    (0.55)     (3.28)     (4.69)
                                                    -------   -------   -------   --------   --------
Total dividends and distributions to
   shareholders..................................     (0.07)    (0.18)    (0.87)     (3.48)     (4.69)
                                                    -------   -------   -------   --------   --------
Redemption fees..................................      0.02      0.06        --+        --+        --+
                                                    -------   -------   -------   --------   --------
Net asset value, end of year.....................   $ 13.19   $ 12.34   $ 14.54   $  19.06   $  21.96
                                                    =======   =======   =======   ========   ========
Total investment return(1).......................      7.48%   (13.20)%  (19.78)%     0.72%      7.79%
                                                    =======   =======   =======   ========   ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)..........   $73,243   $98,283   $91,691   $101,052   $105,092
Ratio of expenses to average net assets(2).......      1.15%     1.14%     1.10%      1.10%      1.10%
Ratio of expenses to average net assets
   without waivers and expense reimbursements....      1.43%     1.42%     1.49%      1.50%      1.56%
Ratio of net investment income/(loss) to average
   net assets(2).................................     (0.65)%    0.97%     0.92%      1.81%      0.29%
Portfolio turnover rate..........................     83.39%   122.36%   116.34%     75.21%     91.45%

----------
+    Amount is less than $0.005 per share.

(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)  Reflects waivers and reimbursements.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                               FOR THE YEARS ENDED AUGUST 31,
                                                    ---------------------------------------------------
                                                      2010      2009       2008       2007       2006
                                                    -------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year...............   $ 12.14   $  16.37   $  23.13   $  21.16   $  20.55
                                                    -------   --------   --------   --------   --------
Net investment income............................      0.08       0.34       0.37       0.14       0.10
Net realized and unrealized gain/(loss)
   from investments and foreign currency
   transactions..................................     (0.23)     (4.14)     (5.89)      2.99       1.99
                                                    -------   --------   --------   --------   --------
Net increase/(decrease) in net assets
   resulting from operations.....................     (0.15)     (3.80)     (5.52)      3.13       2.09
                                                    -------   --------   --------   --------   --------
Dividends and distributions to shareholders from:
Net investment income............................     (0.27)     (0.43)     (0.14)     (0.08)     (0.08)
Net realized capital gains.......................        --         --      (1.10)     (1.08)     (1.40)
                                                    -------   --------   --------   --------   --------
Total dividends and distributions to
   shareholders..................................     (0.27)     (0.43)     (1.24)     (1.16)     (1.48)
                                                    -------   --------   --------   --------   --------
Redemption fees+.................................        --         --         --         --         --
                                                    -------   --------   --------   --------   --------
Net asset value, end of year.....................   $ 11.72   $  12.14   $  16.37   $  23.13   $  21.16
                                                    =======   ========   ========   ========   ========
Total investment return(1).......................     (1.30)%   (22.06)%   (25.05)%    14.88%     10.85%
                                                    =======   ========   ========   ========   ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)..........   $98,953   $118,467   $225,036   $364,793   $139,288
Ratio of expenses to average net assets(2).......      0.90%      0.88%      0.85%      0.85%      0.85%
Ratio of expenses to average net assets
   without waivers and expense reimbursements....      1.03%      1.14%      1.09%      1.12%      1.27%
Ratio of net investment income to average
   net assets(2).................................      0.52%      2.24%      1.61%      0.77%      0.69%
Portfolio turnover rate..........................     79.30%    107.13%    101.98%    131.75%    104.92%

----------
+    Amount is less than $0.005 per share.

(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)  Reflects waivers and reimbursements.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2010

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has eighteen active investment portfolios, including the Schneider Small Cap Value Fund (the "Small Cap Value Fund") and the Schneider Value Fund (the "Value Fund") (each a "Fund," collectively the "Funds"), which commenced investment operations on September 2, 1998 and September 30, 2002, respectively. As of the date hereof, each Fund offers Institutional Class shares.

     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio.

     PORTFOLIO VALUATION -- Each Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use Fair Value Pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     The inputs and valuation techniques used to measure fair value of the Funds' investments are summarized into three levels as described in the hierarchy below:

     -    Level 1 -- quoted prices in active markets for identical securities

     -    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of August 31, 2010 is included with each Fund's Portfolio of Investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Funds are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     CASH AND CASH EQUIVALENTS -- The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.   INVESTMENT ADVISER AND OTHER SERVICES

     Schneider Capital Management Company ("SCM" or the "Adviser") serves as each Fund's investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Small Cap Value Fund's average daily net assets and 0.70% of the Value Fund's average daily net assets, computed daily and payable monthly.

     The Adviser contractually agreed to limit the Small Cap Value Fund's and the Value Fund's total operating expenses to the extent that such expenses exceeded 1.15% and 0.90%, respectively, of the Fund's average daily net assets (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other Fund expenses. For the year ended August 31, 2010, investment advisory fees and waivers of expenses were as follows:

                                 GROSS ADVISORY FEES    WAIVERS     NET ADVISORY FEES
                                 -------------------   ----------   -----------------
Schneider Small Cap Value Fund        $952,250         $(267,751)       $684,499
Schneider Value Fund                   859,363          (156,348)        703,015

     The Funds will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

     BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), formerly known as PNC Global Investment Servicing (U.S.), Inc., serves as administrator for the Funds. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund's average daily net assets, and is subject to certain minimum monthly fees. BNY Mellon voluntarily agreed to waive $7,000 annually of its administration and accounting services fees for the Small Cap Value Fund. The waiver may end at any time.

     Included in the administration and accounting services fees and expenses, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

     In addition, BNY Mellon serves as the Funds' transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund's average daily net assets, subject to certain minimum monthly fees.

     For providing custodian services to the Funds, PFPC Trust Company, a member of The Bank of New York Mellon Corp., is entitled to receive a monthly fee equal to an annual percentage rate of each Fund's average daily gross assets, subject to certain minimum monthly fees.

     BNY Mellon Distributors Inc., formerly PFPC Distributors, Inc., serves as the principal underwriter and distributor of the Funds' shares pursuant to a Distribution Agreement with RBB.

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

3.   DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the fiscal year ended August 31, 2010, was $28,063. Certain employees of PNC are Officers of the Company. They are not compensated by the Funds or the Company.

4.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2010, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                  PURCHASES        SALES
                                 -----------   ------------
Schneider Small Cap Value Fund   $75,627,461   $109,505,474
Schneider Value Fund              93,340,811    113,188,591

5.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2010, the following shareholders held 10% or more of the outstanding shares of the Funds. These shareholders may be omnibus accounts which are comprised of many individual shareholders.

Schneider Small Cap Value Fund (1 shareholder)   17%
Schneider Value Fund (1 shareholder)             24%

6.   FEDERAL INCOME TAX INFORMATION

     Management has analyzed each Fund's tax positions taken on federal income tax returns for all open tax years (August 31, 2007-2010) and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     As of August 31, 2010, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

                                                                              NET UNREALIZED
                                 FEDERAL TAX     UNREALIZED     UNREALIZED    APPRECIATION/
                                    COST        APPRECIATION   DEPRECIATION    DEPRECIATION
                                 ------------   ------------   ------------   --------------
Schneider Small Cap Value Fund   $ 75,721,255    $15,875,579   $ (8,251,959)  $  7,623,620
Schneider Value Fund              128,065,857     11,306,007    (23,603,402)   (12,297,395)

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

     The following permanent differences as of August 31, 2010, attributable to the net investment loss and taxable interest on defaulted securities, were reclassified to the following accounts:

                                 UNDISTRIBUTED
                                 NET INVESTMENT   ACCUMULATED NET    PAID-IN
                                 INCOME (LOSS)     REALIZED LOSS     CAPITAL
                                 --------------   ---------------   ----------
Schneider Small Cap Value Fund     $617,473           $(121)        $(617,352)

     As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

                                  UNDISTRIBUTED
                                    ORDINARY      UNDISTRIBUTED
                                     INCOME       LONG-TERM GAINS
                                 --------------   ---------------
Schneider Small Cap Value Fund      $     --           $--
Schneider Value Fund                 632,885            --

     The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                         ORDINARY    LONG-TERM
                                          INCOME       GAINS       TOTAL
                                        ----------   ---------   ----------
Schneider Small Cap Value Fund   2010   $  543,270    $    --    $  543,270
                                 2009    1,113,058     12,857     1,125,915
Schneider Value Fund             2010   $2,533,672    $    --    $2,533,672
                                 2009    4,861,935         --     4,861,935

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of August 31, 2010, the Schneider Small Cap Value Fund and the Schneider Value Fund had capital loss carryforwards of $22,036,418 and $130,704,964, respectively, that will expire as follows:

                                 AUGUST 31, 2016   AUGUST 31, 2017   AUGUST 31, 2018
                                 ---------------   ---------------   ---------------
Schneider Small Cap Value Fund     $        --       $12,220,752       $ 9,815,666
Schneider Value Fund                11,810,397        75,945,572        42,948,995

     During the fiscal year ended August 31, 2010, the Funds did not utilize any of their capital loss carryforwards.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2010, the Schneider Value Fund incurred net post-October capital losses of $3,785,899.

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

7.   SECURITIES LENDING

     The Funds may make secured loans of their portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of August 31, 2010 and the income received for the year ending August 31, 2010 were as follows:

                                                                     INCOME RECEIVED
                                  MARKET VALUE OF    MARKET VALUE    FROM SECURITIES
                                 SECURITIES LOANED   OF COLLATERAL        LENDING
                                 -----------------   -------------   ---------------
Schneider Small Cap Value Fund      $ 8,866,017       $10,120,291         $84,808
Schneider Value Fund                 16,420,540        17,006,161          12,242

8.   NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

9.   SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and have determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                               THE SCHNEIDER FUNDS
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE RBB FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schneider Value Fund and Schneider Small Cap Value Fund, separately managed portfolios of The RBB Fund, Inc. (the "Funds") at August 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LLP)

Philadelphia, Pennsylvania
October 22, 2010

                               THE SCHNEIDER FUNDS
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)

     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by each

     Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2010, the following dividends and distributions were paid by each of the Funds:

                                 ORDINARY INCOME   LONG-TERM GAINS
                                 ---------------   ---------------
Schneider Small Cap Value Fund     $  543,270           $--
Schneider Value Fund                2,533,672            --

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 76% for the Schneider Small Cap Value Fund and 65% for the Schneider Value Fund.

     The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 76% for the Schneider Small Cap Value Fund and 63% for the Schneider Value Fund.

     These amounts were reported to shareholders as income in 2009. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2011.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                               THE SCHNEIDER FUNDS
                                OTHER INFORMATION
                                   (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 520-3277 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     As required by the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreements between the Adviser and the Company (the "Advisory Agreements") on behalf of the Funds at a meeting of the Board held on May 6, 2010. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term. The Board's decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreements, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services provided to the Funds; (ii) descriptions of the experience and qualifications of the Adviser's personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current advisory fee arrangements with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper, Inc. ("Lipper") comparing each Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

     As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Funds and that the Adviser's services had been acceptable.

                               THE SCHNEIDER FUNDS
                          OTHER INFORMATION (CONCLUDED)
                                   (UNAUDITED)

     The Directors also considered the investment performance of the Funds and the Adviser. Information on the Funds' investment performance was provided for one, two, three, four and five year periods, as applicable. The Directors considered the Funds' investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable. In reaching these conclusions, the Directors noted that the performance of each Fund was better than its respective peer group median for the one year period.

     The Board of Directors also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds' total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that advisory fees, before and after waivers, and actual total expenses of the Funds were all lower than their respective peer group medians. In addition, the Directors noted that the Adviser had contractually agreed to waive management fees and reimburse expenses through December 31, 2011 to limit total annual operating expenses to agreed upon levels for each Fund.

     After reviewing the information regarding the the Adviser's costs, profitability and economies of scale, and after considering the Adviser's services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2011.

                               THE SCHNEIDER FUNDS
                                 FUND MANAGEMENT
                                   (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                         TERM OF                                                 IN
                       POSITION(S)       OFFICE                                             FUND COMPLEX            OTHER
 NAME, ADDRESS,           HELD        AND LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN BY         DIRECTORSHIPS
AND DATE OF BIRTH       WITH FUND     TIME SERVED(1)           DURING PAST 5 YEARS           DIRECTOR*         HELD BY DIRECTOR
--------------------   -----------   ---------------   ----------------------------------   ------------   -------------------------
                                                       DISINTERESTED DIRECTORS
Nicholas A. Giordano   Director      2006 to present   Consultant, financial services           18         Kalmar Pooled Investment
103 Bellevue Parkway                                   organizations from 1997 to present                  Trust; (registered
Wilmington, DE 19809                                                                                       investment company) WT
DOB: 3/43                                                                                                  Mutual Fund; (registered
                                                                                                           investment company)
                                                                                                           Independence Blue Cross;
                                                                                                           IntriCon Corporation
                                                                                                           (body worn device
                                                                                                           company)

Francis J. McKay       Director      1988 to present   Retired; Executive Vice President        18         None
103 Bellevue Parkway                                   and Chief Operating Officer, Fox
Wilmington, DE 19809                                   Chase Cancer Center (biomedical
DOB: 12/35                                             research and medical care)
                                                       (1981-2004).

Arnold M. Reichman     Chairman      2005 to present   Director, Gabelli Group Capital          18         None
103 Bellevue Parkway   Director      1991 to present   Partners, L.P. (an investment
Wilmington, DE 19809                                   partnership) from 2000 to 2006.
DOB: 5/48

Marvin E. Sternberg    Director      1991 to present   Since 1974, Chairman, Director and       18         MTI Holding Group Inc.
103 Bellevue Parkway                                   President, MTI Holding Group, Inc.                  (formerly known as Moyco
Wilmington, DE 19809                                   (formerly known as Moyco                            Technologies, Inc.)
DOB: 3/34                                              Technologies, Inc.) (manu-
                                                       facturer of dental products and
                                                       precision coated and industrial
                                                       abrasives).

Robert A. Straniere    Director      2006 to present   Since 2009, Administrative Law           18         Reich and Tang Group
103 Bellevue Parkway                                   Judge, New York City; Founding                      (asset management); The
Wilmington, DE 19809                                   Partner, Straniere Law Firm (1980                   SPARX Asia Funds Group
DOB: 3/41                                              to present); Partner, Gotham                        (registered investment
                                                       Strategies (consulting firm) (2005                  company) (until 2009)
                                                       to 2008); Partner, The Gotham
                                                       Global Group (consulting firm)
                                                       (2005 to 2008); President, The New
                                                       York City Hot Dog Company (2005 to
                                                       present); Partner, Kanter-Davidoff
                                                       (law firm) (2006 to 2007).

                               THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                         TERM OF                                                 IN
                       POSITION(S)       OFFICE                                             FUND COMPLEX            OTHER
 NAME, ADDRESS,           HELD        AND LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN BY         DIRECTORSHIPS
AND DATE OF BIRTH       WITH FUND     TIME SERVED(1)           DURING PAST 5 YEARS           DIRECTOR*         HELD BY DIRECTOR
--------------------   -----------   ---------------   ----------------------------------   ------------   -------------------------
                                                       INTERESTED DIRECTORS(2)
Julian A. Brodsky      Director      1988 to present   Since 1969, Director and Vice        18             Comcast Corporation;
103 Bellevue Parkway                                   Chairman, Comcast Corporation                       AMDOCS Limited (service
Wilmington, DE 19809                                   (cable television and                               provider to
DOB: 7/33                                              communications).                                    telecommunications
                                                                                                           companies)

Robert Sablowsky       Director      1991 to present   Since July 2002, Senior Director     18             Kensington Funds
103 Bellevue Parkway                                   and prior thereto, Executive Vice                   (registered investment
Wilmington, DE 19809                                   President, of Oppenheimer & Co.,                    company)(until 2009)
DOB: 4/38                                              Inc., formerly Fahnestock & Co.,
                                                       Inc. (a registered broker-
                                                       dealer).

J. Richard Carnall     Director      2002 to present   Director of Haydon Bolts, Inc.       18             Cornerstone Bank
103 Bellevue Parkway                                   (bolt manufacturer) and Parkway
Wilmington, DE 19809                                   Real Estate Company (subsidiary of
DOB: 9/38                                              Haydon Bolts, Inc.) since 1984;
                                                       and Director of Cornerstone Bank
                                                       since March 2004.

                                                              OFFICERS
Salvatore Faia,        President     President June    President, Vigilant Compliance       N/A            N/A
Esquire, CPA           and           2009 to present   Services since 2004; Senior Legal
Vigilant Compliance    Chief         and Chief         Counsel, PNC Global Investment
Services Brandywine    Compliance    Compliance        Servicing (U.S.), Inc. from 2002
Two 5 Christy Drive,   Officer       Officer 2004 to   to 2004; and Director of Energy
Suite 209 Chadds                     present           Income Partnership since 2005.
Ford, PA 19317 DOB:
12/62

                               THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)


                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                         TERM OF                                                 IN
                       POSITION(S)       OFFICE                                             FUND COMPLEX            OTHER
 NAME, ADDRESS,           HELD        AND LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN BY         DIRECTORSHIPS
AND DATE OF BIRTH       WITH FUND     TIME SERVED(1)           DURING PAST 5 YEARS           DIRECTOR*         HELD BY DIRECTOR
--------------------   -----------   ---------------   ----------------------------------   ------------   -------------------------
                                                        OFFICERS
Joel Weiss             Treasurer     June 2009 to      Since 1993 Vice President and        N/A            N/A
103 Bellevue Parkway                 present           Managing Director, BNY Mellon
Wilmington, DE 19809                                   Investment Servicing (US) Inc.
DOB: 1/63                                              (formerly PNC Global Investment
                                                       Servicing (U.S.) Inc.) (financial
                                                       services company)

Jennifer Rogers        Secretary     2007 to present   Since 2005, Vice President and       N/A            N/A
301 Bellevue Parkway                                   Counsel, BNY Mellon Investment
Wilmington, DE 19809                                   Servicing (US) Inc. (formerly PNC
DOB: 7/74                                              Global Investment Servicing
                                                       (U.S.), Inc. (financial services
                                                       company); Associate, Stradley,
                                                       Ronon, Stevens & Young, LLC (law
                                                       firm) from 1999 to 2005.

James G. Shaw          Assistant     2005 to present   Since 1995, Vice President of BNY    N/A            N/A
103 Bellevue Parkway   Treasurer                       Mellon Investment Servicing (US)
Wilmington, DE 19809                                   Inc. (formerly PNC Global
DOB: 10/60                                             Investment Servicing (U.S.) Inc.
                                                       (financial services company)

Michael P. Malloy      Assistant     1999 to present   Since 1993, Partner, Drinker         N/A            N/A
One Logan Square,      Secretary                       Biddle & Reath LLP (law firm)
Suite 2000
Philadelphia, PA
19103-6996
DOB: 7/59

* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

1 Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2 Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an "interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc. is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc ("PNC"). PNC owns a control-ling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company's Money Market Portfolio. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                               THE SCHNEIDER FUNDS
                                 PRIVACY NOTICE

THE SCHNEIDER FUNDS of The RBB Fund, Inc. (the "Funds") are committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Funds.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Funds may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Funds consider your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 520-3277.

                           (THE SCHNEIDER FUNDS LOGO)
                              OF THE RBB FUND, INC.

                         SCHNEIDER SMALL CAP VALUE FUND

                              SCHNEIDER VALUE FUND

                         ANNUAL REPORT AUGUST 31, 2010

INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Suite 1080
Wayne, PA 19087

ADMINISTRATOR
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

(SCHNEIDER CAPITAL MANAGEMENT LOGO)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

YEAR ENDED AUGUST 31, 2010

TO: SHAREHOLDERS OF SENBANC FUND

The quantitative approach to financial analysis brings rigorous discipline to assessment of the known facts. Investment on the basis of information versus speculation requires a longer term view, because it is rare, even in banks and even in the last two years, for quarterly results to be sufficiently out of line to significantly change the underlying value of a corporation built up over several decades. Usually a decline in earnings from one quarter to the next is an increase in value if those earnings exceed the dividend paid. Losses in one year equivalent to the earnings of the prior year only retard value by twelve months. Stock prices do not respond rationally to this pragmatic view, but long term investing is about disciplined purchases of known value, and it is the irrational response to bad news that favors the prepared mind.

There was, on average, no earnings for banks in 2009. But there was value. Bank pre-tax earnings were diverted to reserves for loan losses against the time when downgraded assets are liquidated. In previous reports we have noted in detail the potential beneficial accounting treatment of these reserves as they flow back to pre-tax earnings as, first, a reduction of provisions for loan losses, and second, as the economy sustains a recovery, an absolute reduction of reserves to normal levels. In the last three quarters, Senbanc's portfolio of banks has seen this first stage begin. Looking at our top ten holdings, this process of earnings supplemented by lower provisions is common, as is the continued build-up of reserves at a slower pace. Our focus on value takes account of these reserves as a restoration of value.

We had previously set the first calendar quarter of 2010 as the initial stage of a return to normalcy. We were not disappointed, but earnings reports forced an adjustment to our assessment of the future for bank stock valuations. Our miscalculation arises from banks' continued careful management of reported earnings. What we had projected as a two step plan for reserves - elimination of additional reserves and then the flow back of previously reserved amounts - is in practice a three step exercise. Reserves are actually being funded, but at a slower rate, giving an extended but more gradual boost to quarterly earnings. We conclude that recovery of bank earnings is likely to be more consistent over a longer period of time.

With modest loan expansion, and as net charge-offs diminish in a strengthening economy, we expect reserves to maintain their current high ratio to loans outstanding. Any significant expansion of loan portfolios during this period will reduce the Reserve ratio, but loans would typically need to more than double for Reserves to approach normal proportions. We place the highest probability on a 10%-15% annual increase in loan growth over the next three years, with reserve ratios stabilized at current levels into the second quarter of 2011. It is at this point that the process of reserve contribution is likely to transform into reserve redemption, as previously reserved amounts flow back through earnings as taxable income. A growing economy and increasing loan demand would indicate lower delinquencies, and less need for high reserve ratios. The process of reserve redemption might require a further six quarters from mid-2011, to bring reserve ratios back to historically acceptable levels.

In 2011 and 2012, investors should see banks as the engine of economic recovery, and premiums over book value per share should emerge even as equity for banks expands. It is this confluence of events that should mark 2012 and 2013 as the high water mark for bank stock valuations.

                                        Very truly yours,


                                        /s/ Alan F. Morel
                                        Alan F. Morel
                                        Hilliard Lyons Research Advisors
                                        Portfolio Manager
                                        Senbanc Fund

                                  SENBANC FUND
                                PERFORMANCE DATA
                                 AUGUST 31, 2010

                                  SENBANC FUND
      GROWTH OF $10,000 VS. THE NASDAQ BANK INDEX AND THE S&P 500(R) INDEX

            AVERAGE ANNUAL TOTAL RETURNS (AS OF 08/31/10) (Unaudited)

                        1 Year   5 Years   10 Years*
                        ------   -------   ---------
Senbanc Fund (N.A.V.)   -11.98%  -17.00%     -1.18%
Senbanc Fund (Load)     -13.91%  -17.38%     -1.41%

                      1 Year   5 Years   10 Years*
                      ------   -------   ---------
Nasdaq Bank Index**    6.38%    10.39%      1.89%
S&P 500(R) Index**     4.91%    -0.91      -1.81%

                              (PERFORMANCE GRAPH)

                                   Nasdaq Bank    S&P Index
             Senbanc    Senbanc   Index (10 yrs    (10 yrs
               Fund       Fund       8/31/00-     8/31/00-
             (N.A.V.)    (Load)      8/31/10)      8/31/10)
             --------   -------   -------------   ---------
8/31/2000      10000      9775        10000         10000
9/30/2000      10272     10041        10662          9472
10/31/2000     10304     10072        10522          9432
11/30/2000     10440     10205        10593          8689
12/31/2000     11023     10775        11695          8732
1/31/2001      11670     11408        11808          9042
2/28/2001      11575     11314        11580          8217
3/31/2001      11543     11283        11422          7696
4/30/2001      11861     11594        11714          8294
5/31/2001      12593     12310        12242          8350
6/30/2001      12784     12497        12848          8147
7/31/2001      13018     12725        13276          8066
8/31/2001      12986     12694        12805          7561
9/30/2001      12509     12227        12622          6950
10/31/2001     12349     12071        12172          7083
11/30/2001     12646     12362        12693          7627
12/31/2001     13300     13000        13162          7694
1/31/2002      13496     13192        13478          7581
2/28/2002      13842     13531        13730          7435
3/31/2002      14754     14422        14499          7715
4/30/2002      15447     15099        15072          7247
5/31/2002      15574     15223        14986          7193
6/30/2002      15551     15201        14992          6681
7/31/2002      14731     14400        14390          6161
8/31/2002      15228     14885        14795          6201
9/30/2002      14627     14298        13785          5527
10/31/2002     14905     14569        14061          6014
11/30/2002     15343     14998        14122          6368
12/31/2002     15933     15574        14076          5993
1/31/2003      16224     15858        14021          5836
2/28/2003      16575     16202        14037          5749
3/31/2003      16551     16178        13829          5805
4/30/2003      17582     17186        14655          6283
5/31/2003      18006     17601        15695          6614
6/30/2003      18018     17612        15696          6699
7/31/2003      18867     18442        16324          6816
8/31/2003      18988     18561        16641          6949
9/30/2003      19097     18667        16648          6876
10/31/2003     19995     19544        17907          7265
11/30/2003     20528     20066        18440          7329
12/31/2003     21130     20655        18727          7713
1/31/2004      21323     20843        18963          7854
2/29/2004      22093     21596        19270          7964
3/31/2004      22157     21658        19160          7843
4/30/2004      20963     20491        18185          7720
5/31/2004      21438     20956        18666          7826
6/30/2004      21233     20755        19020          7978
7/31/2004      21156     20680        18653          7714
8/31/2004      21541     21056        19232          7745
9/30/2004      21939     21445        19558          7829
10/31/2004     22542     22035        20200          7948
11/30/2004     23017     22499        21248          8270
12/31/2004     23637     23105        21287          8551
1/31/2005      23027     22509        20401          8343
2/28/2005      22723     22211        20106          8518
3/31/2005      22113     21615        19746          8367
4/30/2005      21628     21141        19130          8208
5/31/2005      22016     21520        19802          8469
6/30/2005      22349     21845        20377          8481
7/31/2005      23055     22536        21360          8797
8/31/2005      22543     22035        20886          8717
9/30/2005      21905     21412        20380          8787
10/31/2005     22071     21574        20796          8640
11/30/2005     22833     22319        21303          8967
12/31/2005     22665     22155        20875          8970
1/31/2006      23191     22669        21347          9207
2/28/2006      23575     23044        21578          9232
3/31/2006      23660     23127        22106          9348
4/30/2006      24201     23656        22210          9473
5/31/2006      23347     22822        21879          9200
6/30/2006      23091     22571        21940          9213
7/31/2006      23589     23058        22232          9270
8/31/2006      23561     23030        22452          9491
9/30/2006      24001     23461        22625          9736
10/31/2006     24314     23767        23030         10053
11/30/2006     24087     23544        23213         10244
12/31/2006     24783     24225        23755         10387
1/31/2007      24916     24355        23430         10544
2/28/2007      24323     23775        23151         10338
3/31/2007      24070     23528        22827         10453
4/30/2007      23892     23354        22431         10917
5/31/2007      24115     23572        22871         11298
6/30/2007      23195     22673        22180         11110
7/31/2007      21755     21265        20452         10766
8/31/2007      21800     21309        21306         10927
9/30/2007      21651     21164        21403         11336
10/31/2007     20479     20018        20820         11516
11/30/2007     19292     18858        20037         11035
12/31/2007     17857     17455        19028         10958
1/31/2008      18905     18479        19575         10301
2/29/2008      16943     16561        17922          9966
3/31/2008      16577     16204        18363          9923
4/30/2008      17225     16838        18453         10406
5/31/2008      15646     15294        17984         10541
6/30/2008      12337     12059        14889          9652
7/31/2008      13401     13099        16358          9571
8/31/2008      13717     13408        17011          9710
9/30/2008      13634     13327        17741          8844
10/31/2008     12138     11864        16478          7359
11/30/2008     10259     10028        15064          6831
12/31/2008      9721      9502        15200          6904
1/31/2009       7898      7721        11902          6322
2/28/2009       6683      6533        10522          5649
3/31/2009       7673      7500        11407          6143
4/30/2009       8593      8399        12010          6731
5/31/2009       9270      9061        12239          7108
6/30/2009       8853      8654        11768          7122
7/31/2009       9565      9349        12779          7661
8/31/2009      10086      9859        12889          7937
9/30/2009       9981      9757        12945          8233
10/31/2009      9391      9180        12072          8080
11/30/2009      9461      9248        12292          8565
12/31/2009      9681      9463        12724          8730
1/31/2010       9576      9361        13314          8416
2/28/2010       9908      9685        13571          8677
3/31/2010      10660     10420        14468          9201
4/30/2010      10974     10727        15405          9346
5/31/2010       9978      9753        14043          8600
6/30/2010       9157      8951        13083          8150
7/31/2010       9734      9514        13492          8721
8/31/2010       8877      8677        12095          8327

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-444-1854 OR VISIT OUR WEB SITE AT WWW.HILLIARD.COM. THE SENBANC FUND'S (THE "FUND") GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, ARE 2.26%. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS. RETURNS COULD HAVE BEEN LOWER IF THESE WAIVERS WERE NOT IN EFFECT. THE MAXIMUM SALES CHARGE, AS STATED IN THE PROSPECTUS, IS 2.25%. THE ADVISER HAS AGREED TO VOLUNTARILY WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT THAT THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES EXCEED 1.75% OF THE FUND'S AVERAGE DAILY NET ASSETS. THE ADVISER MAY TERMINATE THE VOLUNTARY FEE WAIVERS AND REIMBURSEMENTS UPON NOTICE TO THE RBB FUND, INC.'S BOARD OF DIRECTORS.

THE PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

* The Fund commenced operations on July 8, 1999 as a series (the "Predecessor Fund") of Hilliard Lyons Research Trust. After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the "Reorganization"). The performance shown for periods prior to September 1, 2005 represents the performance of the Predecessor Fund.

** The Nasdaq Bank Index is an unmanaged index of NASDAQ-listed banks. The S&P 500(R) Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends but, unlike the Fund, do not include any expenses associated with operating a mutual fund.

*** As a result of the Reorganization, the Fund changed its fiscal year end from June 30 to August 31. The Fund may have invested in stocks that experienced significant gains; there is no guarantee that these gains will continue. As a non-diversified fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. As a result, the Fund may experience greater volatility in investment performance.

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2010
                                (UNAUDITED)

                                                       % of
Industry Classification                             Net Assets
-----------------------                             ----------
Savings, Credit & Other Financial Institutions ..      90.8%
State & National Banks ..........................       6.1
                                                      -----
Total Investments ...............................      96.9
Other Assets in Excess of Liabilities ...........       3.1
                                                      -----
Net Assets ......................................     100.0%
                                                      =====

Portfolio holdings are subject to change at any time.

                                  SENBANC FUND
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2010 to August 31, 2010, and held for the entire period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 Beginning Account   Ending Account
                                       Value              Value        Expenses Paid
                                      3/01/10            8/31/10      During Period*
                                 -----------------   --------------   --------------
Actual .......................        $1,000.00         $  895.90          $8.36
Hypothetical (5% return before
   expenses) .................         1,000.00          1,016.27           8.93

----------
* Expenses are equal to the Fund's annualized six-month expense ratio of 1.75%, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days
     (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account value is based on the actual six-month total return of -10.41%.

                                  SENBANC FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2010

COMMON STOCK -- 96.9%

SHARES    DESCRIPTION                                                  VALUE
------    -----------                                               -----------
          SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 90.8%
116,400   Bank of America Corp. .................................   $ 1,449,180
 42,478   C&F Financial Corp. ...................................       776,073
 35,700   Comerica, Inc. ........................................     1,228,437
 42,600   Financial Institutions, Inc. ..........................       611,736
  6,900   First Bancorp .........................................        83,766
 19,200   First Financial Bancorp ...............................       306,240
  5,600   IBERIABANK Corp. ......................................       273,000
187,500   JPMorgan Chase & Co. ..................................     6,817,500
150,400   KeyCorp ...............................................     1,108,448
119,111   National Bankshares, Inc. .............................     2,775,286
 12,191   NB&T Financial Group, Inc. ............................       231,446
186,199   Northrim BanCorp, Inc. ................................     2,995,942
 26,600   Peoples Bancorp of North Carolina, Inc. ...............       134,064
 12,000   Peoples Financial Corp. ...............................       172,800
112,994   Premier Financial Bancorp .............................       757,060
156,800   Regions Financial Corp. ...............................     1,008,224
  3,100   SCBT Financial Corp. ..................................        89,125
 34,472   United Security Bancshares, Inc. ......................       368,161
                                                                    -----------
                                                                    $21,186,488
                                                                    -----------

                       See Notes to Financial Statements.

                                  SENBANC FUND
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2010

COMMON STOCK -- (CONTINUED)

SHARES    DESCRIPTION                                                  VALUE
-------   -----------                                               -----------
          STATE & NATIONAL BANKS -- 6.1%
  7,800   Bar Harbor Bankshares .................................   $   216,841
 23,100   Evans Bancorp, Inc. ...................................       288,750
 26,379   Mackinac Financial Corp.* .............................       131,895
 38,300   Monarch Financial Holdings, Inc. ......................       294,144
  8,374   Republic Bancorp, Inc. ................................       162,623
 67,897   Rurban Financial Corp. ................................       242,392
 16,700   Wilber Corp. ..........................................        97,194
                                                                    -----------
                                                                      1,433,839
                                                                    -----------
             TOTAL COMMON STOCK (COST $38,221,833) ..............    22,620,327
                                                                    -----------
             TOTAL INVESTMENTS -- 96.9%                                       -
             (COST $38,221,833) .................................    22,620,327
                                                                    -----------
             OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1% ......       719,072
                                                                    -----------
             NET ASSETS -- 100% .................................   $23,339,399
                                                                    ===========

*    Non-income producing security.

The following is a summary of the inputs used, as of August 31, 2010, in valuing the Fund's investments carried at value (See Note 1 in Notes to Financial Statements):


                                                                LEVEL 2        LEVEL 3
                                  TOTAL           LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                 VALUE AT         QUOTED      OBSERVABLE    UNOBSERVABLE
                             AUGUST 31, 2010      PRICES         INPUTS        INPUTS
                             ---------------   ------------   -----------   ------------
Investments in Securities*     $22,620,327      $22,620,327       $--            $--
                               ===========      ===========       ===            ===

* Please refer to the Schedule of Investments for industry and security type breakouts.

                       See Notes to Financial Statements.

                                  SENBANC FUND
                       STATEMENT OF ASSETS & LIABILITIES
                                AUGUST 31, 2010

ASSETS
   Investments, at value (Cost $38,221,833) .............................   $ 22,620,327
   Cash and cash equivalents ............................................        840,997
   Receivables
      Investment adviser ................................................         18,606
      Dividends and interest ............................................          4,278
      Capital shares sold ...............................................            977
   Prepaid expenses and other assets ....................................         15,692
                                                                            ------------
         Total assets ...................................................     23,500,877
                                                                            ------------
LIABILITIES
   Payables
      Capital shares redeemed ...........................................         67,017
      Professional fees .................................................         32,327
      Distribution fees .................................................         19,475
      Transfer agent fees ...............................................         18,854
      Administration and accounting fees ................................         10,133
   Other accrued expenses and liabilities ...............................         13,672
                                                                            ------------
         Total liabilities ..............................................        161,478
                                                                            ------------
   Net Assets ...........................................................   $ 23,339,399
                                                                            ============
NET ASSETS CONSIST OF
   Par value ............................................................   $      4,591
   Paid-in capital ......................................................     73,445,774
   Accumulated net realized loss from investments .......................    (34,509,460)
   Net unrealized depreciation on investments ...........................    (15,601,506)
                                                                            ------------
   Net Assets ...........................................................   $ 23,339,399
                                                                            ============
   Shares outstanding ($0.001 par value, 50,000,000 shares authorized) ..      4,590,986
                                                                            ------------
Net asset value per share ...............................................   $       5.08(a)
                                                                            ============
Maximum offering price per share (NAV / 1 - 2.25%) ......................   $       5.20(b)
                                                                            ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $500,000 or more, the offering price is reduced.

                       See Notes to Financial Statements.

                                  SENBANC FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2010

INVESTMENT INCOME
   Dividends .................................................   $    424,614
   Interest ..................................................            976
                                                                 ------------
      Total investment income ................................        425,590
                                                                 ------------
EXPENSES
   Advisory fees .............................................        169,384
   Distribution fees .........................................        132,211
   Transfer agent fees .......................................        128,408
   Administration and accounting fees ........................        108,055
   Professional fees .........................................         39,720
   Printing and shareholder reporting fees ...................         30,188
   Registration and filing fees ..............................         18,454
   Directors' and officers' fees .............................         18,244
   Custodian fees ............................................         17,976
   Insurance fees ............................................          4,630
   Other expenses ............................................          1,648
                                                                 ------------
      Total expenses before waivers and reimbursements .......        668,918
      Less: waivers and reimbursements .......................       (174,881)
                                                                 ------------
      Net expenses after waivers and reimbursements ..........        494,037
                                                                 ------------
   Net investment loss .......................................        (68,447)
                                                                 ------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   NET REALIZED GAIN/(LOSS) FROM:
      Investments ............................................    (18,475,583)
   NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ............................................     15,208,788
                                                                 ------------
   Net realized and unrealized loss from investments .........     (3,266,795)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........   $ (3,335,242)
                                                                 ============

                       See Notes to Financial Statements.

                                  SENBANC FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE          FOR THE
                                                                    YEAR ENDED        YEAR ENDED
                                                                 AUGUST 31, 2010   AUGUST 31, 2009
                                                                 ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ..............................    $    (68,447)     $    464,107
   Net realized loss from investments ........................     (18,475,583)       (9,750,866)
   Net change in unrealized appreciation/depreciation
      from investments .......................................      15,208,788        (4,149,144)
                                                                  ------------      ------------
Net decrease in net assets resulting from operations .........      (3,335,242)      (13,435,903)
                                                                  ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................        (145,047)       (1,363,146)
   Net realized capital gains ................................              --            (9,202)
   Return of Capital .........................................         (32,914)               --
                                                                  ------------      ------------
Net decrease in net assets from dividends and distributions
   to shareholders ...........................................        (177,961)       (1,372,348)
                                                                  ------------      ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares sold .................................       1,206,774         1,528,070
   Reinvestment of distributions .............................         165,569         1,273,840
   Shares redeemed ...........................................      (6,145,293)       (8,234,912)
                                                                  ------------      ------------
Net decrease in net assets from capital transactions .........      (4,772,950)       (5,433,002)
                                                                  ------------      ------------
Total decrease in net assets .................................      (8,286,153)      (20,241,253)
NET ASSETS:
   Beginning of year .........................................      31,625,552         51,866,805
                                                                  ------------      ------------
   End of year ...............................................    $ 23,339,399      $ 31,625,552
                                                                  ============      ============
Undistributed net investment income, end of year .............    $         --      $    145,047
                                                                  ============      ============
SHARE TRANSACTIONS:
   Shares sold ...............................................         211,834           273,976
   Shares reinvested .........................................          31,122           230,768
   Shares redeemed ...........................................      (1,092,989)       (1,353,080)
                                                                  ------------      ------------
Total share transactions .....................................        (850,033)         (848,336)
                                                                  ============      ============

                       See Notes to Financial Statements.

                                  SENBANC FUND
                              FINANCIAL HIGHLIGHTS

                                                          FOR THE YEAR ENDED, AUGUST 31,
                                                 -------------------------------------------------
                                                   2010      2009      2008      2007       2006
                                                 -------   -------   -------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value:
   Beginning of year .........................   $  5.81   $  8.25   $ 14.69   $  16.57   $  16.27
                                                 -------   -------   -------   --------   --------
Net investment income/(loss) .................     (0.01)     0.10      0.39       0.41       0.29
Net realized and unrealized gain/(loss)
   on investments ............................     (0.67)    (2.30)    (5.52)     (1.56)      0.44
                                                 -------   -------   -------   --------   --------
Total from investment operations .............     (0.68)    (2.20)    (5.13)     (1.15)      0.73
                                                 -------   -------   -------   --------   --------
Less distributions from:
Net investment income ........................     (0.04)    (0.24)    (0.61)     (0.31)     (0.12)
Net realized gain on investments .............        --        --*    (0.70)     (0.42)     (0.31)
Return of capital ............................     (0.01)       --        --         --         --
                                                 -------   -------   -------   --------   --------
Total distributions ..........................     (0.05)    (0.24)    (1.31)     (0.73)     (0.43)
                                                 -------   -------   -------   --------   --------
Net asset value:
   End of year ...............................   $  5.08   $  5.81   $  8.25   $  14.69   $  16.57
                                                 =======   =======   =======   ========   ========
Total investment return ......................    (11.98)%  (26.47)%  (37.08)%    (7.47)%     4.52%
   (excludes sales charge)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) ......   $23,339   $31,626   $51,867   $111,119   $185,593
Ratio of expenses to average
   net assets, including waivers .............      1.75%     1.73%     1.75%      1.53%      1.38%
Ratio of expenses to average
   net assets, excluding waivers .............      2.37%     2.26%     1.79%      1.53%      1.38%
Ratio of net investment income/(loss)
   to average net assets, including waivers ..     (0.24)%    1.43%     2.79%      1.84%      1.53%
Ratio of net investment income/(loss)
   to average net assets, excluding waivers ..     (0.86)%    0.90%     2.75%      1.84%      1.53%
Portfolio turnover rate ......................      9.80%     3.11%    11.01%      9.74%      7.47%

----------
*    Less than $(0.005) per share.

                       See Notes to Financial Statements.

                                  SENBANC FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has eighteen active investment portfolios, including the Senbanc Fund (the "Fund"). As of the date hereof, the Fund offers one class of shares and is a non-diversified fund.

RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund commenced operations on July 8, 1999, as a separate portfolio (the "Predecessor Fund") of the Hilliard Lyons Research Trust. After the close of business on August 31, 2005, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund, a newly created portfolio of the Company, that is continuing the business, including carrying forward the financial and performance history, of the Predecessor Fund.

PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued under the amortized cost method, which approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS -- The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     -    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                       See Notes to Financial Statements.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of August 31, 2010 is included with the Fund's Schedule of Investments.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as directors' or professional fees) are charged to all funds in proportion to their average net assets of RBB or in such other manner as the Company's Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS -- The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

2. INVESTMENT ADVISER AND OTHER SERVICES

Hilliard Lyons Research Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, LLC, provides management and investment advisory services to the Fund pursuant to an investment advisory agreement with the Company. For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to limit the Fund's total operating expenses to 1.75%. This limit is calculated daily based on the Fund's average daily net assets. This limitation is effected in waivers of advisory fees and reimbursement of expenses exceeding the advisory fees as necessary. The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed. The Adviser may terminate the voluntary limit at any time upon notice to the Company's Board of Directors.

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), formerly known as PNC Global Investment Servicing (U.S.), Inc., serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets subject to certain minimum monthly fees.

Included in the administration and accounting fees shown on the Statement of Operations are fees for providing regulatory administration services to RBB. For providing those services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to the Fund in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets subject to certain minimum monthly fees.

PFPC Trust Company ("PFPC Trust") is a member of The Bank of New York Mellon Corp. and provides certain custodial services to the Fund. PFPC Trust is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon Distributors Inc., formerly known as PFPC Distributors, Inc., provides certain administrative services to the Fund. The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, to allow the Fund to reimburse BNY Mellon Distributors for certain expenses incurred in connection with distribution activities. The Directors have authorized a payment of up to 0.60% of the Fund's average net assets annually to reimburse BNY Mellon Distributors for such expenses. For the year ended August 31, 2010, BNY Mellon Distributors earned $1,616 in underwriting concessions.

Commissions on sales of $12,721 were paid by the Adviser for the year ended August 31, 2010.

Fund shares are subject to a maximum front-end sales charge of 2.25%. There is no sales charge on share purchases of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

3. DIRECTOR COMPENSATION

The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the fiscal year ended August 31, 2010 was $8,086. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

For the year ended August 31, 2010, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

 Investment Securities
-----------------------
 Purchases      Sales
----------   ----------
$2,706,361   $8,456,569

5. FEDERAL INCOME TAX INFORMATION

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (August 31, 2007-2010) and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of August 31, 2010, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes ............................   $ 38,221,833
                                                                    ------------
Gross tax unrealized appreciation ...............................   $    132,340
Gross tax unrealized depreciation ...............................    (15,733,846)
                                                                    ------------
Net tax unrealized depreciation on investments ..................   $(15,601,506)
                                                                    ============

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2010

The following permanent differences as of August 31, 2010, attributable to the net investment loss, were reclassified to the following accounts:

 UNDISTRIBUTED    ACCUMULATED
NET INVESTMENT   NET REALIZED    PAID-IN
 INCOME/(LOSS)    GAIN/(LOSS)    CAPITAL
--------------   ------------   --------
   $68,447           $--        $(68,447)

The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for Federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for Federal income tax purposes.

The tax character of dividends and distributions paid were as follows:

                                                      FOR THE YEARS ENDED
                                               ---------------------------------
                                               AUGUST 31, 2010   AUGUST 31, 2009
                                               ---------------   ---------------
Distributions paid from:
   Ordinary income .........................      $145,047         $1,363,168
   Long-term capital gains .................            --              9,180
   Return of Capital .......................        32,914                 --
                                                  --------         ----------
                                                  $177,961         $1,372,348
                                                  ========         ==========


Dividends paid from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of August 31, 2010, the Fund had a capital loss carryforward of $21,028,861 that will expire as follows:

August 31, 2018 ...............................   $ 6,562,067
August 31, 2017 ...............................   $14,466,794

Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2010, the Fund deferred post-October capital losses of $13,480,599.

6. INDUSTRY CONCENTRATION RISK

Since the Fund's investments are concentrated in the banking industry, as well as certain single large portfolio holdings, they are subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry or single security; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries or smaller concentrations in single issuers.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2010

7. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

8. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                  SENBANC FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Senbanc Fund and Board of Directors of The RBB Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Senbanc Fund (the "Fund"), one of the portfolios constituting The RBB Fund, Inc., as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Senbanc Fund of The RBB Fund, Inc. as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
October 25, 2010

                                  SENBANC FUND
                            SUPPLEMENTAL INFORMATION
                                 AUGUST 31, 2010
                                   (UNAUDITED)

SHAREHOLDER TAX INFORMATION

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end, August 31, as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2010, the following dividends and distributions were paid by the Fund:

    ORDINARY INCOME
-----------------------
   Net
Investment   Short-Term   Long-Term   Return of
  Income        Gains       Gains      Capital
----------   ----------   ---------   ---------
 $145,047        $--           $--     $32,914

Dividends paid from short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of total ordinary income dividends paid qualifying for the corporate dividend received deduction for the Fund is 100%.

The percentage of total ordinary income dividends paid qualifying for the 15% tax rate for the Fund is 100%.

These amounts were reported to shareholders as income in 2010. Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax return, will be made in conjunction with Form 1099-DIV and will be mailed in January 2011.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

                                  SENBANC FUND
                                OTHER INFORMATION
                                 AUGUST 31, 2010
                                   (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request by calling Senbanc Fund at (800) 444-1854, at www.hilliard.com and on the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between the Adviser and the Company (the "Advisory Agreement") on behalf of the Fund at a meeting of the Board held on May 6, 2010. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services provided to the Fund; (ii) descriptions of the experience and qualifications of the Adviser's personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Fund and that the Adviser's services had been acceptable.

                                  SENBANC FUND
                          OTHER INFORMATION (CONCLUDED)
                                 AUGUST 31, 2010
                                   (UNAUDITED)

The Directors also considered the investment performance of the Fund and the Adviser. Information on the Fund's investment performance was provided for one, three, four and five year periods. The Directors considered the Fund's investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Directors also considered the recent extraordinary market conditions and the Fund's policy to hold 80% of its assets in financial and bank stocks.

The Board of Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund's total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees of the Fund, before and after waivers, were the lowest in its peer group. In addition, the Directors noted that the Adviser was voluntarily waiving management fees and reimbursing expenses to limit total annual operating expenses to 1.75% of the Fund's average daily net assets and that the Adviser expects to continue these fee waivers and expense reimbursements.

After reviewing the information regarding the Adviser's costs, profitability and economies of scale, and after considering the Adviser's services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2011.

                                FUND MANAGEMENT
                                   (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (800) 444-1854.

                                                                                         NUMBER OF
                                   TERM OF OFFICE                                      PORTFOLIOS IN      OTHER
                      POSITION(S)   AND LENGTH OF                                       FUND COMPLEX  DIRECTORSHIPS
   NAME, ADDRESS,        HELD        TIME SERVED         PRINCIPAL OCCUPATION(S)          OVERSEEN       HELD BY
  AND DATE OF BIRTH    WITH FUND        (1)                DURING PAST 5 YEARS          BY DIRECTOR*     DIRECTOR
  -----------------   -----------  ---------------  ---------------------------------  -------------  -------------
                                              DISINTERESTED DIRECTORS
Nicholas A. Giordano  Director     2006 to present  Consultant, financial services           18       Kalmar
103 Bellevue Parkway                                organizations from 1997 to                        Pooled
Wilmington, DE 19809                                present.                                          Investment
DOB: 3/43                                                                                             Trust;
                                                                                                      (registered
                                                                                                      investment
                                                                                                      company) WT
                                                                                                      Mutual Fund;
                                                                                                      (registered
                                                                                                      investment
                                                                                                      company)
                                                                                                      Independence
                                                                                                      Blue Cross;
                                                                                                      IntriCon
                                                                                                      Corporation
                                                                                                      (body worn
                                                                                                      device
                                                                                                      company)

Francis J. McKay      Director     1988 to present  Retired; Executive Vice President        18       None
103 Bellevue Parkway                                and Chief Operating Officer, Fox
Wilmington, DE 19809                                Chase Cancer Center (biomedical
DOB: 12/35                                          research and medical care)
                                                    (1981-2004).

Arnold M. Reichman    Chairman     2005 to present  Director, Gabelli Group Capital          18       None
103 Bellevue Parkway  Director     1991 to present  Partners, L.P. (an investment
Wilmington, DE 19809                                partnership) from 2000 to 2006.
DOB: 5/48

Marvin E. Sternberg   Director     1991 to present  Since 1974, Chairman, Director           18       MTI Holding
103 Bellevue Parkway                                and President, MTI Holding Group,                 Group Inc.
Wilmington, DE 19809                                Inc. (formerly known as Moyco                     (formerly
DOB: 3/34                                           Technologies, Inc.) (manufacturer                 known as
                                                    of dental products and precision                  Moyco
                                                    coated and industrial abrasives).                 Technologies,
                                                                                                      Inc.)

                                   (UNAUDITED)

                                                                                         NUMBER OF
                                   TERM OF OFFICE                                      PORTFOLIOS IN      OTHER
                      POSITION(S)   AND LENGTH OF                                       FUND COMPLEX  DIRECTORSHIPS
   NAME, ADDRESS,        HELD        TIME SERVED         PRINCIPAL OCCUPATION(S)          OVERSEEN       HELD BY
  AND DATE OF BIRTH    WITH FUND        (1)                DURING PAST 5 YEARS          BY DIRECTOR*     DIRECTOR
  -----------------   -----------  ---------------  ---------------------------------  -------------  -------------
                                              DISINTERESTED DIRECTORS
Robert A. Straniere   Director     2006 to present  Since 2009, Administrative Law           18       Reich and
103 Bellevue Parkway                                Judge, New York City; Founding                    Tang Group
Wilmington, DE 19809                                Partner, Straniere Law Firm (1980                 (asset
DOB: 3/41                                           to present); Partner, Gotham                      management);
                                                    Strategies (consulting firm)                      The SPARX
                                                    (2005 to 2008); Partner, The                      Asia Funds
                                                    Gotham Global Group (consulting                   Group
                                                    firm) (2005 to 2008); President,                  (registered
                                                    The New York City Hot Dog Company                 investment
                                                    (2005 to present); Partner,                       company)
                                                    Kanter-Davidoff (law firm) (2006                  (until 2009)
                                                    to 2007).

                                   (UNAUDITED)

                                                                                         NUMBER OF
                                   TERM OF OFFICE                                      PORTFOLIOS IN      OTHER
                      POSITION(S)   AND LENGTH OF                                       FUND COMPLEX  DIRECTORSHIPS
   NAME, ADDRESS,        HELD        TIME SERVED         PRINCIPAL OCCUPATION(S)          OVERSEEN       HELD BY
  AND DATE OF BIRTH    WITH FUND        (1)                DURING PAST 5 YEARS          BY DIRECTOR*     DIRECTOR
  -----------------   -----------  ---------------  ---------------------------------  -------------  -------------
                                              INTERESTED DIRECTORS(2)
Julian A. Brodsky     Director     1988 to present  Since 1969, Director and Vice            18       Comcast
103 Bellevue Parkway                                Chairman, Comcast Corporation                     Corporation;
Wilmington, DE 19809                                (cable television and                             AMDOCS
DOB: 7/33                                           communications).                                  Limited
                                                                                                      (service
                                                                                                      provider to
                                                                                                      telecommuni-
                                                                                                      cations
                                                                                                      companies)

Robert Sablowsky      Director     1991 to present  Since July 2002, Senior Director         18       Kensington
103 Bellevue Parkway                                and prior thereto, Executive Vice                 Funds (regis-
Wilmington, DE 19809                                President, of Oppenheimer & Co.,                  tered
DOB: 4/38                                           Inc., formerly Fahnestock & Co.,                  investment
                                                    Inc. (a registered broker-                        company)
                                                    dealer).                                          (until 2009)

J. Richard Carnall    Director     2002 to present  Director of Haydon Bolts, Inc.           18       Cornerstone
103 Bellevue Parkway                                (bolt manufacturer) and Parkway                   Bank
Wilmington, DE 19809                                Real Estate Company (subsidiary
DOB: 9/38                                           of Haydon Bolts, Inc.) since
                                                    1984; and Director of Cornerstone
                                                    Bank since March 2004.

                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)

                                                                                         NUMBER OF
                                   TERM OF OFFICE                                      PORTFOLIOS IN      OTHER
                      POSITION(S)   AND LENGTH OF                                       FUND COMPLEX  DIRECTORSHIPS
   NAME, ADDRESS,        HELD        TIME SERVED         PRINCIPAL OCCUPATION(S)          OVERSEEN       HELD BY
  AND DATE OF BIRTH    WITH FUND        (1)                DURING PAST 5 YEARS          BY DIRECTOR*     DIRECTOR
  -----------------   -----------  ---------------  ---------------------------------  -------------  -------------
                                                      OFFICERS
Salvatore Faia,       President    President June   President, Vigilant Compliance           N/A           N/A
Esquire,              and Chief    2009 to present  Services since 2004; Senior
CPA                   Compliance   and Chief        Legal Counsel, PNC Global
Vigilant Compliance   Officer      Compliance       Investment Servicing (U.S.),
Services                           Officer 2004 to  Inc. from 2002 to 2004; and
Brandywine Two                     present          Director of Energy Income
5 Christy Drive,                                    Partnership since 2005.
Suite 209 Chadds
Ford, PA 19317
DOB: 12/62

Joel Weiss            Treasurer    June 2009 to     Since 1993 Vice President and            N/A           N/A
103 Bellevue Parkway               present          Managing Director, BNY Mellon
Wilmington, DE 19809                                Investment Servicing (US) Inc.
DOB: 1/63                                           (formerly PNC Global Investment
                                                    Servicing (U.S.) Inc.)
                                                    (financial services company)

Jennifer Rogers       Secretary    2007 to present  Since 2005, Vice President and           N/A           N/A
301 Bellevue Parkway                                Counsel, BNY Mellon Investment
Wilmington, DE 19809                                Servicing (US) Inc. (formerly
DOB: 7/74                                           PNC Global Investment Servicing
                                                    (U.S.), Inc. (financial services
                                                    company); Associate, Stradley,
                                                    Ronon, Stevens & Young, LLC (law
                                                    firm) from 1999 to 2005.

James G. Shaw         Assistant    2005 to present  Since 1995, Vice President of            N/A           N/A
103 Bellevue Parkway  Treasurer                     BNY Mellon Investment Servicing
Wilmington, DE 19809                                (US) Inc. (formerly PNC Global
DOB: 10/60                                          Investment Servicing (U.S.) Inc.
                                                    (financial services company)

Michael P. Malloy     Assistant    1999 to present  Since 1993, Partner, Drinker             N/A           N/A
One Logan Square.     Secretary                     Biddle & Reath LLP (law firm)
Ste 2000
Philadelphia, PA
19103-6996
DOB: 7/59

* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. ("PNC"). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company's Money Market Portfolio. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                                  SENBANC FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)

The Senbanc Fund of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Fund.

We restrict access to your personal account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 444-1854.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              (HILLARD LYONS LOGO)

SENBANC FUND
SENBANC
   OF THE RBB FUND, INC.

                                  ANNUAL REPORT
                                 AUGUST 31, 2010

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of Senbanc Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

                               INVESTMENT ADVISER

Hilliard Lyons Research Advisors
500 West Jefferson Street
Louisville, KY 40202

                                  ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

                                 TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860

                                   UNDERWRITER

BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

                                    CUSTODIAN

PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984

                                  LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Nicholas A. Giordano, Francis J. McKay, and Marvin E. Sternberg are the registrant's audit committee financial experts. Nicholas A. Giordano, Francis J. McKay, and Marvin
E. Sternberg are "independent." Julian A. Brodsky is not "independent" because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the registrant's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $442,385 for 2009 and $426,535 for 2010.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2009 and $0 for 2010.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,000 for 2009 and $10,780 for 2010. These fees were for the preparation and review of excise tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

          1. PRE-APPROVAL REQUIREMENTS OF THE COMPANY. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

          2. PRE-APPROVAL REQUIREMENTS OF AFFILIATES. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

          3. DELEGATION. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

          4. PROHIBITED SERVICES. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company's audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  100%

                    (c)  Not applicable

                    (d)  100%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2009 and $0 for 2010.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The RBB Fund, Inc.


By (Signature and Title)* /s/ Salvatore Faia
                          --------------------------------------
                          Salvatore Faia, President
                          (principal executive officer)

Date October 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Salvatore Faia
                          --------------------------------------
                          Salvatore Faia, President
                          (principal executive officer)

Date October 27, 2010


By (Signature and Title)* /s/ Joel Weiss
                          --------------------------------------
                          Joel Weiss, Treasurer
                          (principal financial officer)

Date October 28, 2010

* Print the name and title of each signing officer under his or her signature.